UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06161

Allianz Funds

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Scott Whisten

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3367

Date of fiscal year end: June 30

Date of reporting period: June 30, 2018

ITEM 1. REPORT TO SHAREHOLDERS

Allianz Funds

SHARE CLASSES A, C, R, P, INSTITUTIONAL, R6, ADMINISTRATIVE

Annual Report

June 30, 2018

AllianzGI Emerging Markets Opportunities Fund

AllianzGI Focused Growth Fund

AllianzGI Global Natural Resources Fund

AllianzGI Global Small-Cap Fund

AllianzGI Health Sciences Fund

AllianzGI Income & Growth Fund

AllianzGI Mid-Cap Fund

AllianzGI NFJ Dividend Value Fund

AllianzGI NFJ International Value Fund

AllianzGI NFJ Large-Cap Value Fund

AllianzGI NFJ Mid-Cap Value Fund

AllianzGI NFJ Small-Cap Value Fund

AllianzGI Small-Cap Fund

AllianzGI Technology Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus or summary prospectus. Please read the prospectus carefully before you invest or send money.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

2–3	Letter from the President
4–58	Fund Summaries
60–62	Important Information
63–64	Benchmark Descriptions
65–90	Schedules of Investments
92–99	Statements of Assets and Liabilities
100–103	Statements of Operations
104–109	Statements of Changes in Net Assets
110–137	Financial Highlights
138–167	Notes to Financial Statements
168	Report of Independent Registered Public Accounting Firm
169	Changes to the Board of Trustees and Fund Officers
170	Federal Income Tax Information
171–172	Privacy Policy
173–175	Board of Trustees and Officers

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: fixed-income risk, liquidity risk, derivatives risk, smaller company risk, non-US investment risk, focused investment risk and specific sector investment risks. Below investment grade securities involve a greater risk to principal than investment grade securities. Bond prices will normally decline as interest rates rise. The impact may be greater with longer-duration bonds. The market for certain securities may become illiquid, which could prevent a fund from purchasing or selling these securities at an advantageous time or price and possibly delay redemptions of fund shares. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit and counterparty risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. The principal values of the funds are not guaranteed at any time. Please refer to the applicable fund’s current prospectus for complete details.

Letter from the President

Thomas J. Fuccillo

President & CEO

Dear Shareholder,

The US economy continued to expand and gain some momentum late in the 12-month fiscal reporting period ended June 30, 2018. While most economies outside the US also expanded, growth appeared to moderate somewhat as the period progressed. Against this backdrop, both US and international equities generated positive results. Elsewhere, the US bond market modestly declined during the reporting period.

The 12-Month Fiscal Period in Review

For the twelve-month period ended June 30, 2018, US stocks rose 14.37%, as measured by the S&P 500 Index. Two measures of stock performance in developed international and global markets produced positive results, in dollar-denominated terms, with the MSCI EAFE (Europe, Australasia and Far East) Index returning 6.84% and the MSCI World Index gaining 11.09%. Elsewhere, the MSCI Emerging Markets Index rose 8.20% in dollar-denominated terms. With respect to bonds, the Bloomberg Barclays US Credit Index returned -0.65% and the Bloomberg Barclays Global High Yield Index returned 1.11%. The Bloomberg Barclays US Government Bond Index returned 2.26%, while the broader bond market, as measured by the Bloomberg Barclays US Aggregate Bond Index, returned -0.40%.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a revised 2.8% and 2.3% annual pace during the third and fourth quarters of 2017, respectively. GDP growth then moderated to a revised 2.2% annual pace during the first quarter of 2018. Finally, the Commerce Department’s initial estimate for the second quarter of 2018 — released after the reporting period had ended — showed that GDP grew at an annual pace of 4.1%.

After raising interest rates in March 2017 and June 2017, the US Federal Reserve (the “Fed”) again raised rates at its meeting in December 2017. With the December rate hike, the federal funds rate moved to a range between 1.25% and 1.50%. Meanwhile, in October 2017, the Fed started to gradually reduce its balance sheet — a process that will likely take several years. The Fed again raised rates in March and June 2018, with the last hike pushing the federal funds rate to a range between 1.75% and 2.00%. At its meeting in June 2018, the Fed announced that it may raise rates an additional two times before the end of the year.

Economic growth outside the US appeared to decelerate during the reporting period. Unlike the Fed, a number of international central banks, including the European Central Bank (“ECB”) and the Bank of Japan, largely maintained their accommodative monetary policies. One notable exception

2	June 30, 2018 |	Annual Report

was the Bank of England, as it raised rates from 0.25% to 0.50% in November 2017 — the first increase since July 2007. Finally, in June 2018, the ECB announced it would end its bond buying program by the end of the year, but it does not anticipate raising interest rates “at least through the summer of 2019.”

Outlook

The first half of 2018 was marked by rising geopolitical tensions, major fiscal and political changes, and diverging monetary policies. In our opinion, these factors created a rise in volatility that was made more pronounced by the global economy nearing the end of its “Goldilocks” period — a time of sustained growth and low inflation.

We expect to see a continuation of the divergence and fragmentation that were the result of central banks globally embarking upon different paths toward monetary-policy normalization. Given the rising costs of servicing debt, we believe, economic growth will be driven less by borrowing and more by individual countries’ abilities to enact successful reforms and competitive policies.

All eyes will be on China, as it rebalances its economy, as well as on the US as it wrestles with late-cycle fiscal stimulus and additional political uncertainty. We also think that financial markets will be watching how trade is affected by strategic decisions around sanctions, China’s “One Belt, One Road” investments, negotiations surrounding Great Britain’s anticipated exit for the European Union, Italy’s new government and clashes in the Middle East.

On behalf of Allianz Global Investors U.S. LLC, the Funds’ investment manager, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo

President & CEO

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

Annual Report	| June 30, 2018	3

Unaudited

AllianzGI Emerging Markets Opportunities Fund

For the period of July 1, 2017 through June 30, 2018, as provided by Lu Yu, CFA, CIPM, Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Emerging Markets Opportunities Fund (the “Fund”) returned 8.44%, outperforming the MSCI Emerging Markets Index (the “benchmark”), which returned 8.20%.

Market Overview

Initially, emerging market equities advanced in 6 out of 7 months from July 2017 to February 2018, as strong earnings growth, optimism over the health of the economy and positive global demand expectations drove returns in the asset class higher. Results moderated in February and March, as volatility increased amid apprehension over a global trade war, the impact from mounting geopolitical tensions in Russia and concerns of rising inflation expectations which could lead the US Federal Reserve (“Fed”) to accelerate rate hikes. Benchmark results were modestly negative in April, and performance was challenged in May and June as emerging market equities were negatively impacted by mounting concerns of a global trade war and a strengthening US dollar, which weighed on earnings visibility and sentiment.

Regional results were led by a 10.1% gain in Asia, including a greater than 20% gain in China, which benefitted from higher-than-expected economic expansion. Emerging European equities advanced 6.4%, thanks to a greater than 25% gain in Russia, as a result of demand improvement in oil. Meanwhile, Latin American equities were modestly negative for the period, led by geopolitical uncertainty and currency headwinds in Brazil.

The benchmark performance was broad-based with 8 out of 11 sectors advancing. Energy led gains with a greater than 25% return thanks to a rebound in oil and gas prices, followed closely by gains in the health care sector. Meanwhile, telecommunication services declined nearly 7% for the period as pricing power deteriorated, followed by more modest declines in industrials and consumer discretionary.

Portfolio Review

The Fund seeks to deliver outperformance over time by investing in emerging market companies that are benefiting from change not yet fully reflected in the market, via the team’s behavioral finance-focused investment process. Results modestly outpaced the benchmark thanks to positive bottom-up stock selection.

From a country standpoint, positive stock selection in India contributed to results, as did a zero weight to Mexico and stock picking in Brazil. Meanwhile, results in China and Taiwan trailed the benchmark due to more conservative stock selection. From a sector perspective, industrials were the top performer due to bottom-up selections. A meaningful overweight allocation and positive selections in the energy sector contributed to results as did stock selection in consumer discretionary. Conversely, a relative underweight to health care offset results, as did stock selection in the information technology sector.

Outlook

Emerging market sentiment has been challenged in recent months following uncertainty over global trade and rising currency pressures in light of a strengthening US dollar. We view these headwinds as transitory in nature and continue to believe the asset class is still in the relatively early stages of recovery, consistent with past earnings-led cyclical rallies which generally last 3 to 5 years. Earnings expectations for 2018 are currently just shy of 10%, which is a healthy level of expansion. We believe this growth, coupled with an attractive valuation level, continue to suggest that now may represent an attractive opportunity for long-term investors to increase the allocation to the asset class following performance challenges in recent months.

We continue to construct the Fund on a bottom-up basis with conviction at the stock level. In addition, we apply a dual risk-budget, targeting a tracking error of 4-5% and lower forecast risk than the benchmark, which may help protect capital during inevitable down market periods and provide our clients with a greater level of return consistency. We believe investment results will be supported by earnings growth, our behavioral finance-focused investment process and a focus on higher quality securities with attractive company fundamentals, that together will be a driver of returns for the coming quarters.

4	June 30, 2018 |	Annual Report

Unaudited

AllianzGI Emerging Markets Opportunities Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2018

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Emerging Markets Opportunities Fund Class A	8.44%	4.93%	0.86%	9.37%
AllianzGI Emerging Markets Opportunities Fund Class A (adjusted)	2.47%	3.75%	0.30%	8.93%
AllianzGI Emerging Markets Opportunities Fund Class C	7.63%	4.15%	0.11%	8.55%
AllianzGI Emerging Markets Opportunities Fund Class C (adjusted)	6.63%	4.15%	0.11%	8.55%
AllianzGI Emerging Markets Opportunities Fund Class P	8.71%	5.19%	1.13%	9.66%
AllianzGI Emerging Markets Opportunities Fund Institutional Class	8.83%	5.30%	1.25%	9.79%
AllianzGI Emerging Markets Opportunities Fund Class R6	8.88%	5.36%	1.30%	9.85%
MSCI Emerging Markets Index	8.20%	5.01%	2.26%	9.19%
Lipper Emerging Markets Funds Average	6.10%	4.12%	2.02%	8.67%

† The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 5/31/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.62% for Class A shares, 2.37% for Class C shares, 1.37% for Class P shares, 1.27% for Institutional Class and 1.22% for Class R6 shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2018. The Fund’s expense ratios net of these reductions and waivers are 1.27% for Class A shares, 2.02% for Class C shares, 1.02% for Class P shares, 0.92% for Institutional Class shares and 0.87% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2017, as supplemented to date.

Cumulative Returns Through June 30, 2018

The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2018)

China	33.7%
India	11.4%
Korea (Republic of)	11.3%
Taiwan	7.5%
Hong Kong	7.1%
Russian Federation	6.7%
Thailand	3.6%
Peru	3.3%
Other	11.4%
Cash & Equivalents — Net	4.0%

Annual Report	| June 30, 2018	5

Unaudited

AllianzGI Emerging Markets Opportunities Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (1/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/18)	$939.70	$936.20	$940.90	$941.30	$941.70
Expenses Paid During Period	$6.06	$9.65	$4.86	$4.38	$4.14

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (1/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/18)	$1,018.55	$1,014.83	$1,019.79	$1,020.28	$1,020.53
Expenses Paid During Period	$6.31	$10.04	$5.06	$4.56	$4.31

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (1.26% for Class A, 2.01% for Class C, 1.01% for Class P, 0.91% for Institutional Class and 0.86% for R6 Class), multiplied by the average account value over the period, multiplied by 181/365.

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Annual Report	| June 30, 2018	7

Unaudited

AllianzGI Focused Growth Fund

For the period of July 1, 2017 through June 30, 2018, as provided by Karen Hiatt, CFA, Lead Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2018, Class A Shares at net asset value (“NAV”) of the AllianzGI Focused Growth Fund (the “Fund”) returned 23.53%, outperforming the Russell 1000 Growth Index (the “benchmark”), which returned 22.51%.

Market Overview

US equities delivered strong gains, buoyed by better-than-expected corporate earnings and optimism that tax reform would provide a further uplift to profits. However, shares suffered sharp corrections in February and March amid concerns over rising inflation and fears of a global trade war following President Trump’s administration’s decision to impose tariffs on key imports from some of its major trading partners. Volatility eventually declined, helping shares regain some lost ground, although they weakened towards the end of the period amid heightened worries over the impact of an escalating round of tit-for-tat tariffs. Despite the fluctuations, equities produced significant gains over the full period. Consistent with recent years, growth stocks outperformed their value counterparts over the period.

Portfolio Review

The Fund’s relative performance was largely driven by stock selection in the consumer staples and consumer discretionary sectors. While overall performance in the consumer staples sector lagged the benchmark’s return, the Fund’s stock selection within the sector helped relative performance. The Fund’s overweight position in Estee Lauder and not owning laggards such as Altria Group boosted relative returns. Meanwhile, stocks in the consumer discretionary sector generally delivered robust returns throughout the period, largely due to strong earnings growth. The Fund’s positions in Amazon and Burlington Stores were among the strongest contributors to relative performance.

Conversely, stock selection in the financials and materials sectors detracted from relative returns. Positions in First Republic and Signature Bank were the largest detractors in the financials sector. Due to company-specific challenges and limited upside potential relative to other holdings, the Fund exited positions in both stocks. Strong performance from our position in MSCI helped offset some of the weakness in the financials sector. Within the materials sector, weather issues and project delays weighed on Vulcan Materials, while ongoing concerns around over supply of lithium hurt Albemarle’s performance. The team exited the position in Albermarle as the supply concerns will likely persist, limiting the upside potential for the stock.

We believe the portfolio holdings have attractive long-term growth prospects, and we remain comfortable with our overall positioning, despite short-term periods of volatility. From a sector allocation perspective, an underweight in consumer staples and no exposure to the real estate sector helped relative performance. Conversely, an underweight in consumer discretionary and an underweight in industrials hurt relative performance.

Outlook

We maintain a positive view on US equities for 2018. Despite recent market volatility, we expect strong earnings growth to continue to drive stock performance throughout the year. In our view, US tax reform, along with solid economic data and consumer sentiment should boost S&P 500 earnings and offset potential global trade headwinds.

We expect that the market will ultimately reward companies that deliver consistent growth and increase shareholder value over time. Our focus continues to be on applying rigorous fundamental research to identify companies with strong or under-appreciated growth prospects and attractive risk-reward characteristics.

8	June 30, 2018 |	Annual Report

Unaudited

AllianzGI Focused Growth Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2018

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Focused Growth Fund Class A	23.53%	16.54%	11.05%	11.43%
AllianzGI Focused Growth Fund Class A (adjusted)	16.73%	15.23%	10.42%	11.25%
AllianzGI Focused Growth Fund Class C	22.59%	15.67%	10.22%	10.60%
AllianzGI Focused Growth Fund Class C (adjusted)	21.59%	15.67%	10.22%	10.60%
AllianzGI Focused Growth Fund Class R	23.21%	16.25%	10.77%	11.09%
AllianzGI Focused Growth Fund Class P	23.84%	16.83%	11.33%	11.74%
AllianzGI Focused Growth Fund Institutional Class	23.93%	16.94%	11.44%	11.85%
AllianzGI Focused Growth Fund Class R6	24.03%	17.00%	11.50%	11.91%
AllianzGI Focused Growth Fund Administrative Class	23.63%	16.65%	11.17%	11.56%
Russell 1000 Growth Index	22.51%	16.36%	11.83%	11.12%
Lipper Large-Cap Growth Funds Average	22.38%	15.34%	10.42%	8.46%

† The Fund began operations on 2/24/84. Benchmark and Lipper performance comparisons began on 2/29/84.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.11% for Class A shares, 1.86% for Class C shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class, 0.71% for Class R6 shares, and 1.01% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2018. The Fund’s expense ratios net of this reduction are 0.99% for Class A shares, 1.76% for Class C shares, 1.26% for Class R shares, 0.76% for Class P shares, 0.66% for Institutional Class shares, 0.61% for Class R6 shares, and 0.91% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2017, as supplemented to date.

Cumulative Returns Through June 30, 2018

The Fund began operations on 2/24/84. Benchmark performance comparisons began on 2/29/84.

Industry/Sectors (as of June 30, 2018)

IT Services	11.9%
Internet Software & Services	11.3%
Software	10.2%
Helthcare Providers & Services	8.2%
Internet & Catalog Retail	8.1%
Specialty Retail	7.5%
Technology Hardware, Storage & Peripherals	5.0%
Semiconductors & Semiconductor Equipment	4.3%
Other	33.0%
Cash & Equivalents — Net	0.5%

Annual Report	| June 30, 2018	9

Unaudited

AllianzGI Focused Growth Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (1/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/18)	$1,075.30	$1,071.20	$1,074.00	$1,076.80	$1,077.10	$1,077.50	$1,075.60
Expenses Paid During Period	$5.09	$9.04	$6.48	$3.91	$3.40	$3.14	$4.68

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (1/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/18)	$1,019.89	$1,016.07	$1,018.55	$1,021.03	$1,021.52	$1,021.77	$1,020.28
Expenses Paid During Period	$4.96	$8.80	$6.31	$3.81	$3.31	$3.06	$4.56

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (0.99% for Class A, 1.76% for Class C, 1.26% for Class R, 0.76% for Class P, 0.66% for Institutional Class, 0.61% for Class R6 and 0.91% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

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Annual Report	| June 30, 2018	11

Unaudited

AllianzGI Global Natural Resources Fund

For the reporting period of July 1, 2017, through June 30, 2018, as provided by Paul Strand, CFA, Portfolio Manager.

Fund Insights

For the twelve-month reporting period ended June 30, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Global Natural Resources Fund (the “Fund”) returned 16.05%, underperforming the 60% MSCI World Energy/40% MSCI World Materials (the “benchmark”), which returned 20.06%.

Market Overview

Brent crude oil prices continued an upward climb in the second quarter of 2018, touching almost $80 per barrel. World oil demand growth, the Organization of the Petroleum Exporting Countries’ (“OPEC”) discipline in adhering to quotas and a continued drawdown of global crude supplies has all helped to push the recovery in crude. With the year-over-year improvement in oil prices, the energy sector was a top performing MSCI sector in the reporting period. The consumer discretionary, technology and materials sectors were other top performers. Laggards included the relatively defensive utilities, telecommunications and consumer staples sectors.

Portfolio Review

The Fund’s underperformance was primarily driven by positions in alternative energy and other energy-related stocks.

An eclectic group of individual names contributed the most to overall performance, including one oil and gas exploration and production company, a refiner An underweight in a major integrated oil company and some mining exposure, including a copper company and an iron ore provider, also contributed to overall performance.

The largest detractors to performance were some alternative energy positions (wind power). The industry was negatively impacted by over-supply and various regulatory delays in India and some European countries. Other detractors included some energy exposure related to a sand supplier and two oil and gas exploration and production companies.

The Fund modestly increased its overweight in energy during the second quarter, in order to take advantage of an observed disconnect between improving oil prices and energy stock valuations. The increased exposure was primarily in integrated oil and oil and gas exploration and production. The Fund also increased its underweight in materials, lowering the Fund’s exposure to chemicals and building materials. Given our outlook for steady global economic growth, the Fund’s largest actual allocation within the materials sector includes metals, mining and specialty chemical-related positions.

The Fund utilizes a “Buy-Write” options strategy in which call options are written against some equity holdings. For the reporting period, the use of this strategy generated a modest negative absolute contribution to overall performance.

Outlook

The Fund remains overweight in energy due to our conviction in a long term, ongoing rebound in energy prices, and an improvement from what we believe is the current significant disconnect between energy stock valuations and energy price levels. We also believe that the energy sector offers attractive growth prospects compared to other natural resource-related industries. The Fund maintains its eclectic, thematic and opportunistic positioning in the materials and industrial sectors, such as metals and mining, chemicals (both base and specialty), alternative energy (wind), rails and fertilizers. The Fund remains globally diversified.

We continue to favor our diversified, thematic and opportunistic approach to investing in natural resource-related companies, and maintain our belief that over the long term the performance of the equities may outperform the underlying commodities. Risks to the Fund include a relapse in the global economy, disruption to world bond markets and a sustained drop in commodity prices.

12	June 30, 2018 |	Annual Report

Unaudited

AllianzGI Global Natural Resources Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2018

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Natural Resources Fund Class A	16.05%	0.08%	–3.96%	5.89%
AllianzGI Global Natural Resources Fund Class A (adjusted)	9.67%	–1.04%	–4.50%	5.46%
AllianzGI Global Natural Resources Fund Class C	15.15%	–0.66%	–4.67%	5.11%
AllianzGI Global Natural Resources Fund Class C (adjusted)	14.15%	–0.66%	–4.67%	5.11%
AllianzGI Global Natural Resources Fund Class P	16.25%	0.33%	–3.72%	6.16%
AllianzGI Global Natural Resources Fund Institutional Class	16.48%	0.44%	–3.62%	6.27%
60% MSCI World Energy/40% MSCI World Materials Benchmark	20.06%	4.48%	–0.05%	6.93%
MSCI World Index	11.09%	9.94%	6.26%	7.08%
Lipper Global Natural Resources Funds Average	15.95%	0.45%	–5.05%	4.97%

† The Fund began operations on 6/30/04. Benchmark and Lipper comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s expense ratios are 1.42% for Class A shares, 2.17% for Class C shares, 1.17% for Class P shares and 1.07% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2017, as supplemented to date.

Cumulative Returns Through June 30, 2018

The Fund began operations on 6/30/04. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2018)

United States	62.0%
United Kingdom	15.1%
Canada	7.6%
France	5.5%
Australia	4.5%
Germany	1.7%
Japan	0.6%
Denmark	0.3%
Other	1.3%
Cash & Equivalents — Net	1.4%

Annual Report	| June 30, 2018	13

Unaudited

AllianzGI Global Natural Resources Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (1/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/18)	$1,006.30	$1,002.70	$1,007.40	$1,008.60
Expenses Paid During Period	$7.16	$10.87	$5.92	$5.43

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (1/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/18)	$1,017.65	$1,013.93	$1,018.89	$1,019.39
Expenses Paid During Period	$7.20	$10.94	$5.96	$5.46

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.44% for Class A, 2.19% for Class C, 1.19% for Class P and 1.09% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365.

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Annual Report	| June 30, 2018	15

Unaudited

AllianzGI Global Small-Cap Fund

For the period of July 1, 2017 through June 30, 2018, as provided by Andrew Neville, Lead Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Global Small-Cap Fund (the “Fund”) returned 17.08%, outperforming the MSCI World Small-Cap Index (the “benchmark”), which returned 14.81%.

Market Overview

Global equities recorded strong gains over the twelve-month period, with the second half of 2017 being most supportive. Small-cap stocks in equity markets around the world performed ahead of their larger cap counterparts.

Optimism over the health of the global economy and the US tax reform helped stocks overcome heightened political tensions in the second half of 2017. Economic data indicated the global economy was in robust health, with the US, Eurozone and Japan all recording third-quarter growth of at least 2.5% on an annualized basis. As widely expected, the US Federal Reserve (the “Fed”) continued to raise interest rates.

After starting 2018 strongly, global equities suffered a significant correction in February and March amid concerns over rising interest rates and fears of escalating global trade issues. While developed market stocks managed to regain some ground in the second quarter, this was limited as an outbreak of retaliatory tariffs from China, the EU, Canada and Mexico resulted in further US tariffs. The Fed increased interest rates twice and the European Central Bank (“ECB”) kept interest rates on hold, but announced the end of their bond buying program. Economic data suggested that the US economy was in robust health, whilst the other regions showed some slowing in the first half of the year. The Japanese economy shrank on an annualized basis in the first quarter.

Portfolio Specifics

The Fund performed well ahead of the benchmark over the last twelve-months achieving an attractive absolute return. The Asia ex Japan, European and Japanese sleeve portfolios performed well ahead of their regional markets whilst the US sleeve portfolio lagged the respective regional index.

Sector positioning was a slight positive contributor to performance driven by the overweight in information technology and the underweight in real estate and consumer discretionary. Country-wise, the Fund’s exposure to China and Taiwan within the Asian sleeve portfolio, and the underweight in Canada were all meaningful positive contributors. There were no large detractors from a country or sector perspective, but an overweight to financials and an underweight to the United States were the biggest component.

Successful stock selection accounted for most of the outperformance achieved in the reporting period. Selection was particularly strong within the European and Japanese sleeves of the portfolio. Sector-wise, stock selection contributed most within information technology, industrials and health care. On a single stock basis, the most meaningful positive contributors to performance were the positions in Ambu (Denmark), Daifuku (Japan) and Cancom (Germany). Stock selection in health care and Swedish stocks were the biggest detractors. In terms of individual names, Netent AB and Dave and Busters detracted approximately 65 bps from relative performance in aggregate.

Outlook

We believe the global economy appears to be moving towards the next stage of the current cycle, namely a late-cycle reflation phase. In our view, economic indicators are pointing to robust global growth. Overall, the US economy, and we believe the US labor market in particular, is still doing well. The wage growth has recently accelerated considerably and corporate margins look set to come under pressure soon. The US fiscal deficit is likely to balloon this year, in our opinion. In the Eurozone, the economic environment is robust, but while growth rates are still healthy, the cycle may have already passed its peak. We believe China’s growth momentum may continue to slow down in the next few months. Against this backdrop, we believe Global Small-Caps are poised to continue to do well. On the risk side, global political risks will remain an important issue, and this goes beyond the latent threat of trade wars.

16	June 30, 2018 |	Annual Report

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AllianzGI Global Small-Cap Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2018

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Small-Cap Fund Class A	17.08%	10.14%	8.17%	10.45%
AllianzGI Global Small-Cap Fund Class A (adjusted)	10.65%	8.90%	7.56%	10.16%
AllianzGI Global Small-Cap Fund Class C	16.21%	9.32%	7.37%	9.64%
AllianzGI Global Small-Cap Fund Class C (adjusted)	15.21%	9.32%	7.37%	9.64%
AllianzGI Global Small-Cap Fund Class P	17.36%	10.42%	8.47%	10.76%
AllianzGI Global Small-Cap Fund Institutional Class	17.48%	10.53%	8.56%	10.87%
MSCI World Small-Cap Index	14.81%	11.57%	9.01%	8.45%
Lipper Global Small-/Mid-Cap Funds Average	15.04%	10.47%	7.98%	8.76%

† The Fund began operations on 12/31/96. Benchmark and Lipper comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s expense ratios are 1.61% for Class A shares, 2.36% for Class C shares, 1.36% for Class P shares and 1.26% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2017, as supplemented to date.

Cumulative Returns Through June 30, 2018

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2018)

United States	54.3%
Japan	12.9%
United Kingdom	5.2%
Germany	3.2%
Switzerland	3.0%
France	2.6%
Denmark	2.0%
Austria	1.7%
Other	11.2%
Cash & Equivalents — Net	3.9%

Annual Report	| June 30, 2018	17

Unaudited

AllianzGI Global Small-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (1/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/18)	$1,026.60	$1,022.60	$1,027.70	$1,028.20
Expenses Paid During Period	$8.14	$11.89	$6.89	$6.39

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (1/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/18)	$1,016.76	$1,013.04	$1,018.00	$1,018.50
Expenses Paid During Period	$8.10	$11.83	$6.85	$6.36

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.62% for Class A, 2.37% for Class C, 1.37% for Class P and 1.27% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365.

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Annual Report	| June 30, 2018	19

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AllianzGI Health Sciences Fund

For the period of July1, 2017 through June 30, 2018, as provided by Peter Pirsch, CFA, Lead Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Health Sciences Fund (the “Fund”) returned 5.25%, outperforming the MSCI World Health Care Index (the “benchmark”), which returned 4.88%.

Market Overview

The nearly 5% gain in the twelve-month period for the benchmark lagged the broader double-digit returns of the MSCI World Index and the S&P 500 Index. Investors seemingly gravitated towards the more cyclical MSCI sectors as energy, technology, consumer discretionary and materials were the top returning sectors. Laggards included the more defensive sectors such as utilities, telecommunications and consumer staples sectors. Thus far, the contentious anti-drug pricing rhetoric witnessed during the 2016 presidential campaign has not materialized during the first year and a half of President Trump’s Administration, as efforts to regulate drug pricing have not matched the biopharma industry’s worst fears.

Portfolio Review

Overall, the Fund’s outperformance was primarily driven by the overweight and stock selection effects from managed care and the underweight in large pharma. Adverse stock selection in biotechnology somewhat offset positive performance.

The Fund’s largest contributor to performance was the managed care giant UnitedHealth Group. UnitedHealth delivered several strong quarterly earnings reports helped by favorable medical loss ratio trends. The cardiovascular device maker, Abiomed Inc., was another large contributor. Abiomed rose on some solid quarterly earnings results and a favorable outlook for its Impella heart pump for addressing temporary circulatory support. Other larger contributors included a small-cap gene therapy company and the takeout of Bioverativ, a developer of hemophilia solutions.

The largest individual detractors to performance were centered on biotechnology, specialty pharma and medical device positions. Incyte Pharmaceuticals was the largest detractor to performance. The Company suffered a string of quarterly earnings and pipeline missteps. Other detractors included Allergan Inc., whose earnings multiple was re-rated downwards as analysts cut their growth outlook and a biotechnology company specializing in supportive care for cancer patients. The medical device company, Zimmer-Biomet Holdings, was also a detractor as the stock was negatively impacted by some sluggish quarterly results and margin worries.

Outlook

We are focused, long-term, on what we believe are the significant secular growth drivers for healthcare which are largely driven by drug and cost innovation. Areas of interest include emerging biopharma therapies, unique medical device technology and managed care. Innovation commands, and justifies, better drug and device pricing. The Fund is underweight the larger pharmaceutical companies whose pipelines lack the comparative innovation of biotechnology and whose pricing power has eroded as more and more legacy products are subjected to generic competition. We believe that the managed care industry is an attractive overweight for several reasons: the rise of healthcare “consumerism”, whereby consumers are absorbing an increasingly larger share of healthcare costs via deductibles; and the fact that the managed care industry is seen as a major player in setting the cost of healthcare services and is part of the solution to slow healthcare inflation.

We continue to focus on companies and healthcare industries delivering innovative and profitable drug treatments and cost effective, productivity-enhancing medical solutions. These factors are driving solid long-term earnings growth and, in our opinion, attractive overall valuations for global healthcare stocks.

20	June 30, 2018 |	Annual Report

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AllianzGI Health Sciences Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2018

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Health Sciences Fund Class A	5.25%	13.32%	12.04%	11.56%
AllianzGI Health Sciences Fund Class A (adjusted)	–0.54%	12.05%	11.41%	11.27%
AllianzGI Health Sciences Fund Class C	4.47%	12.48%	11.20%	10.73%
AllianzGI Health Sciences Fund Class C (adjusted)	3.47%	12.48%	11.20%	10.73%
AllianzGI Health Sciences Fund Institutional Class	5.61%	13.72%	12.43%	11.98%
MSCI World Health Care Index Net	4.88%	10.63%	10.18%	8.46%
Lipper Health/Biotech Funds Average	14.70%	15.50%	14.36%	12.04%

† The Fund began operations on 12/31/96. Benchmark and Lipper comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s expense ratios are 1.46% for Class A shares, 2.21% for Class C shares and 1.11% for Institutional Class Shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2017, as supplemented to date.

Cumulative Returns Through June 30, 2018

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2018)

Biotechnology	26.7%
Pharmaceuticals	25.9%
HealthCare Providers & Services	18.8%
HealthCare Equipment & Supplies	17.1%
Life Sciences Tools & Services	7.2%
Food & Staples Retailing	2.9%
Cash & Equivalents — Net	1.4%

Annual Report	| June 30, 2018	21

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AllianzGI Health Sciences Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Institutional Class
Beginning Account Value (1/1/18)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/18)	$1,047.50	$1,043.40	$1,049.20
Expenses Paid During Period	$7.41	$11.20	$5.64

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Institutional Class
Beginning Account Value (1/1/18)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/18)	$1,017.55	$1,013.84	$1,019.29
Expenses Paid During Period	$7.30	$11.03	$5.56

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.46% for Class A, 2.21% for Class C and 1.11% for Institutional Class ), multiplied by the average account value over the period, multiplied by 181/365.

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AllianzGI Income & Growth Fund

For the period of July 1, 2017, through June 30, 2018, as provided by Doug Forsyth, CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2018, Class A Shares at net asset value (“NAV”) of the AllianzGI Income & Growth Fund (the “Fund”) returned 9.58%. During the same period, the S&P 500 Index gained 14.37% and the overall U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, fell 0.40%. The convertible universe returned 11.98%, as measured by the ICE BofA Merrill Lynch All US Convertibles Index; and high yield bonds, as measured by the ICE BofA Merrill Lynch US High Yield Master II Index, rose 2.53%. Lastly, the Russell 1000 Growth Index increased 22.51%.

Market Overview

A number of factors influenced the three asset classes—high-yield bonds, convertible bonds and large-cap equities—during the reporting period including, in our view, improving corporate fundamentals, healthy US economic trends, US Federal Reserve (the “Fed”) actions, including, rising interest rates and commentary, and the impact of growing geopolitical concerns on international markets.

Corporate fundamentals continued to improve with most issuers reporting better-than-expected financial results and positive outlooks, citing increasing demand, a more favorable regulatory environment and recent tax-reform benefits. In fact, first-quarter 2018 earnings growth for US companies increased 26% on a year-over-year basis, according to Thomson Reuters, one of the strongest quarters in years. In addition, both net leverage and interest coverage ratios improved.

US economic trends remained healthy with low unemployment, moderately rising inflation, home price growth, higher retail sales and rising capital expenditures. Manufacturing and service surveys signaled continued expansionary activity, and elevated consumer confidence which hit a 14-year high during the first quarter 2018. Notably, these trends continued to support a positive operating environment for US issuers.

Against this favorable economic and corporate backdrop, the Fed raised its key interest rate 25 basis points in December 2017, March 2018, and June 2018, finishing at a range of 1.75% to 2.00%. The Fed signaled two more rate hikes by year-end 2018 with continued balance sheet reduction. In addition, long-term interest rates increased during the reporting period as the 10-year US Treasury yield climbed to 3.11% before ending at 2.85%.

While the US economy remained healthy, the global environment was mixed. Rising global trade tensions, a surging US dollar, Italian government changes, a delayed Brexit agreement and continued conflicts in the Middle East weighed on global markets during the quarter. While these issues impacted investor sentiment, the US markets remained resilient and reflected a relative safe-haven for investors.

Portfolio Review

The Fund provided consistent income—the primary goal of the Fund—over the twelve-month period and a positive total return.

In the equity sleeve, energy, materials and real estate helped relative performance. Conversely, the consumer discretionary, financials and industrials sectors hindered relative performance.

In the convertible sleeve, sectors that contributed positively to relative performance were financials, energy and utilities. On the other hand, technology, healthcare, and industrials pressured relative performance.

In the high yield sleeve, industries that aided relative performance were retail, cable & satellite television and automotive. In contrast, printing & publishing, energy and support-services hampered relative performance.

The Fund took advantage of the new opportunities provided by the elevated volatility environment over the latter half of the reporting period and was able to retain many of the option premiums within the months. The reporting period ended with the number of equity names with a covered call structure near the top end of the 25-50% range.

Outlook

In our view, the US economy remains healthy. Growth is supported by elevated consumer and business confidence, low unemployment, favorable lending conditions, government and corporate spending growth and tax cuts. In addition, corporate profits are estimated to grow significantly in 2018.

Major US tax reform implemented in December 2017 should, in our opinion, provide upside benefits to earnings estimates with tax obligations of US corporations likely moving notably lower. Based on bottom-up estimates, the current earnings trajectory could result in double-digit year-over-year earnings growth for the S&P 500 Index in 2018. Potential risks to the economy include geopolitical issues including rising global trade tensions, higher energy prices, a stronger US dollar, monetary policy surprises by the Fed or higher than expected inflation.

The Fed is expected to take a gradual approach toward monetary policy adjustments. Interest-rate hikes and balance-sheet reduction efforts signal confidence in the US economy’s ability to grow. The purpose of these adjustments would be to achieve a normalized environment after an extended period of extreme accommodation. Until the Fed either moves aggressively or is well into the tightening cycle, monetary policy should not, in our opinion, be expected to drive an extended sell-off of risk-assets. We believe that overseas monetary policies continue to be constructive.

24	June 30, 2018 |	Annual Report

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AllianzGI Income & Growth Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2018

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Income & Growth Fund Class A	9.58%	7.81%	7.68%	6.99%
AllianzGI Income & Growth Fund Class A (adjusted)	3.55%	6.60%	7.07%	6.45%
AllianzGI Income & Growth Fund Class C	8.78%	7.01%	6.87%	6.18%
AllianzGI Income & Growth Fund Class C (adjusted)	7.78%	7.01%	6.87%	6.18%
AllianzGI Income & Growth Fund Class R	9.32%	7.53%	7.41%	6.73%
AllianzGI Income & Growth Fund Class P	9.90%	8.07%	7.95%	7.26%
AllianzGI Income & Growth Fund Institutional Class	10.00%	8.18%	8.06%	7.37%
S&P 500 Index	14.37%	13.42%	10.17%	8.26%
Bloomberg Barclays U.S. Aggregate Bond Index	–0.40%	2.27%	3.72%	3.86%
Lipper Flexible Portfolio Funds Average	5.43%	5.26%	5.08%	4.64%

† The Fund began operations on 2/28/07. Benchmark and Lipper comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s expense ratios are 1.29% for Class A shares, 2.04% for Class C shares, 1.54% for Class R shares, 1.04% for Class P shares and 0.94% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2017, as supplemented to date.

Cumulative Returns Through June 30, 2018

The Fund began operations on 2/28/07. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2018)

Software	7.7%
Oil, Gas & Consumable Fuels	5.8%
Media	5.1%
Internet	5.0%
Semiconductors	4.5%
Telecommunications	4.0%
Biotechnology	3.9%
Pharmaceuticals	3.8%
Other	57.6%
Cash & Equivalents — Net	2.6%

S&P Ratings* (as of June 30, 2018)

*

As a percentage of fixed-income investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Fund’s consideration of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Securities not rated by S&P and bonds that do not currently have a rating available are designated in the chart as “NR” and “NA”, respectively.

Annual Report	| June 30, 2018	25

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AllianzGI Income & Growth Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class
Beginning Account Value (1/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/18)	$1,028.50	$1,024.40	$1,027.30	$1,029.90	$1,031.00
Expenses Paid During Period	$6.44	$10.19	$7.69	$5.18	$4.68

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class
Beginning Account Value (1/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/18)	$1,018.45	$1,014.73	$1,017.21	$1,019.69	$1,020.18
Expenses Paid During Period	$6.41	$10.14	$7.65	$5.16	$4.66

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (1.28% for Class A, 2.03% for Class C, 1.53% for Class R, 1.03% for Class P and 0.93% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365.

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Annual Report	| June 30, 2018	27

Unaudited

AllianzGI Mid-Cap Fund

For the period July 1, 2017 through June 30, 2018, as provided by Steven Klopukh, CFA, Lead Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2018, Class A Shares at net asset value (“NAV”) of the AllianzGI Mid-Cap Fund (the “Fund”) returned 14.14%, underperforming the Russell Midcap Growth Index (the “benchmark”), which returned 18.52%.

Market Overview

Broader US equity ratcheted higher over the period, buoyed by strong corporate earnings, positive economic growth and improving mergers & acquisitions activity. Although performance reached new highs in January, the markets entered into a period of higher volatility as investors digested escalating trade tensions between the US and its trading partners. Against this backdrop, the Russell Midcap Index returned 12.33% and underperformed the Russell 1000 Index, which generated 14.54%. Within the mid-cap universe, the growth stocks outperformed their value counterparts by 10.93 percentage points.

Portfolio Review

Security selection was the main driver of the underperformance while sector allocation had a negligible effect. Stock picking in consumer discretionary sectors was the primary detractor, followed by the information technology and financials sectors. Positive security selection in the consumer staples, industrials and materials sector was partly.

The top active contributor over the period was NetApp Inc., which specializes in enterprise storage equipment and cloud data services. The stock was up as sales and earnings results beat consensus expectations. Looking forward, the company’s growth runway appears robust. NetApp has pivoted its product offerings to include the next generation of data storage and cloud infrastructure. The company’s dominant position in traditional storage presents significant cross selling opportunities to drive growth. With data consumption growing at exponential rates, NetApp’s long term outlook remains attractive.

Maker of consumer and commercial products, Newell Brands Inc., was the largest detractor from relative returns. Shares suffered from weak reported sales and from a proxy contest, which has been resolved peacefully. With a new diversified board of directors, the company can refocus on core sales growth and proceed with asset divestures, potentially unlocking value.

As of June 30, 2018, the largest sector overweight was in healthcare, followed by information technology and industrials. Consumer discretionary was the largest underweight position in the Fund, followed by the consumer staples and financials sectors.

Outlook

Although US equity volatility flared throughout 2018, economic indicators continue to point towards further growth. In aggregate, we believe we still have runway left in this expansionary cycle but likely have crossed the midpoint. The Trump administration’s aggressive focus on protectionist policies remains an interim risk for markets. We continue to monitor the situation closely, as tariffs can be a headwind for companies with globalized businesses. At the same time, it is important to recognize that tax reform was only recently legislated and, in our opinion, the stimulating effects are forthcoming. Compared to larger-cap multi-national companies, we believe mid-caps should disproportionally benefit from corporate tax reform tailwinds and hold up well in light of tariff headwinds, given the greater domestic business focus.

On the monetary policy front, the US Federal Reserve appears set on continuing normalization, with the central bank projecting continued positive economic growth and one to two anticipated rate hikes for the rest of 2018. Overall, we welcome the return to a normal interest rate environment, which encourages price discovery on company fundamentals. As we have observed mid-cap stock-specific correlation fall to pre-2008 levels, the current environment looks favorable for active management in the mid-cap space. As always, we continue to focus on stock selection, seeking to invest in high quality mid-cap companies with attractive growth prospects that are attractively valued. The Fund emphasizes free cash flow yield and responsible capital allocation.

28	June 30, 2018 |	Annual Report

Unaudited

AllianzGI Mid-Cap Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2018

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Mid-Cap Fund Class A	14.14%	12.16%	9.25%	12.86%
AllianzGI Mid-Cap Fund Class A (adjusted)	7.86%	10.90%	8.63%	12.69%
AllianzGI Mid-Cap Fund Class C	13.40%	11.37%	8.42%	12.08%
AllianzGI Mid-Cap Fund Class C (adjusted)	12.40%	11.37%	8.42%	12.08%
AllianzGI Mid-Cap Fund Class R	14.03%	11.89%	9.00%	12.67%
AllianzGI Mid-Cap Fund Class P	14.56%	12.53%	9.54%	13.31%
AllianzGI Mid-Cap Fund Institutional Class	14.47%	12.54%	9.62%	13.41%
AllianzGI Mid-Cap Fund Administrative Class	14.19%	12.26%	9.35%	13.12%
Russell Midcap Growth Index	18.52%	13.37%	10.45%	12.36%
Lipper Mid-Cap Growth Funds Average	19.20%	12.71%	9.39%	9.94%
Lipper Multi-Cap Growth Funds Average	20.60%	13.91%	10.15%	—%

† The Fund began operations on 11/6/79. Benchmark and primary Lipper performance comparisons began on 10/31/79; secondary Lipper performance is available for trailing 10 years.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s expense ratios are 1.13% for Class A shares, 1.88% for Class C shares, 1.38% for Class R shares, 0.88% for Class P shares, 0.78% for Institutional Class shares and 1.03% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2017, as supplemented to date.

Cumulative Returns Through June 30, 2018

The Fund began operations on 11/6/79. Benchmark performance comparisons began on 10/31/79.

Industry/Sectors (as of June 30, 2018)

Health Care Equipment & Supplies	11.8%
Software	9.5%
Electronic Equipment, Instruments & Components	8.0%
IT Services	6.1%
Semiconductors & Semiconductor Equipment	5.9%
Hotels, Restaurants & Leisure	3.8%
Professional Services	3.6%
Chemicals	3.5%
Other	47.8%
Cash & Equivalents — Net	0.0%

Annual Report	| June 30, 2018	29

Unaudited

AllianzGI Mid-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/18)	$1,029.20	$1,028.70	$1,029.70	$1,032.80	$1,032.60	$1,032.70
Expenses Paid During Period	$5.69	$9.46	$6.94	$4.44	$3.93	$5.19

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/18)	$1,019.19	$1,015.47	$1,017.95	$1,020.43	$1,020.93	$1,019.69
Expenses Paid During Period	$5.66	$9.39	$6.90	$4.41	$3.91	$5.16

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.13% for Class A, 1.88% for Class C, 1.38% for Class R, 0.88% for Class P, 0.78% for Institutional Class and 1.03% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

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Annual Report	| June 30, 2018	31

Unaudited

AllianzGI NFJ Dividend Value Fund

For the period July 1, 2017 through June 30, 2018, as provided by the Value Equity, US team.

Fund Insights

For the twelve-month period ended June 30, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI NFJ Dividend Value Fund (the “Fund”) returned 9.48%, outperforming the Russell 1000 Value Index (the “benchmark”), which returned 6.77%.

Market Overview

US equities delivered double-digit gains over the second half of 2017. Large-cap indices touched a series of fresh peaks and smaller companies also reached a record high in the closing days of the year. Investors took that optimism into 2018, and equity markets largely began the year on strong footing, buoyed by better-than-expected corporate earnings and optimism that tax reform would provide a further uplift to profits. However, shares suffered sharp corrections in February and March amid concerns over rising inflation and fears of a global trade war following the Trump administration’s decision to impose tariffs on key imports from some of its major trading partners. The second quarter of 2018 was less volatile, helping shares regain some lost ground, although equity returns generally weakened toward the quarter end amid heightened worries over the impact of an escalating round of tit-for-tat tariffs. Overall, US equities closed the period with moderate gains. Within the benchmark, the energy and technology sectors drove results, soaring 23% and 22%, respectively, on the back of higher and rising oil prices as well as standout returns for information technology names. Conversely, consumer staples and industrials companies suffered the steepest declines, falling 8% and 5%, respectively, over the twelve-month period.

Portfolio Review

Relative performance results over the twelve-month period were due to positive stock selection and sector allocation. Selection across the health care and industrials sectors boosted relative returns. These gains were only slightly offset by holdings in the financials and consumer discretionary sectors, which failed to keep pace with benchmark shares. Within the benchmark, energy, information technology and materials soared to double-digit gains while three of the index’s eleven GICS economic sectors dipped into negative territory for the trailing one-year period—consumer staples, industrials and telecommunication services. The Fund’s overweight exposures across information technology and energy contributed to performance results. Conversely, an overweight in the industrials sector and underweight in the utilities sector detracted from relative returns during the trailing twelve-month period.

Outlook

Nine years into the current market expansion the S&P 500 Index has returned just over 300% since its lows in March 2009. Propelled in part by fiscal stimulus, the US growth engine remains in place with corporate profits at decade highs and first quarter 2018 earning per share growth at 27%—compared to an average of 6.9% since 2001. That said, returns in 2018 have been more volatile and somewhat disappointing against a backdrop of tighter monetary policy rising inflation, as well as rhetoric concerning tariffs and retaliatory measures. In the face of these uncertainties, investors and markets may have overlooked or underestimated the invigorating effects of fiscal stimulus and regulatory easing. As we look ahead to the prospect of greater uncertainty in the second half of the year, we see an opportunity for extended growth across the US and continue to favor higher-quality companies that pay dividends to shareholders to help dampen that market volatility. Furthermore, we view the strong earnings growth environment as favorable for value strategies, as we believe more broad-based earnings growth means growth equities may no longer command a premium from investors, who now have access to growth from cheaper, lower valuation companies. As active managers committed to researching fundamentals and evaluating a company’s prospects, we believe this approach will become critical in the current environment for clients seeing strong absolute returns and moderated volatility over the long term.

32	June 30, 2018 |	Annual Report

Unaudited

AllianzGI NFJ Dividend Value Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2018

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Dividend Value Fund Class A	9.48%	8.47%	6.11%	7.88%
AllianzGI NFJ Dividend Value Fund Class A (adjusted)	3.46%	7.25%	5.51%	7.54%
AllianzGI NFJ Dividend Value Fund Class C	8.70%	7.66%	5.32%	7.07%
AllianzGI NFJ Dividend Value Fund Class C (adjusted)	7.84%	7.66%	5.32%	7.07%
AllianzGI NFJ Dividend Value Fund Class R	9.22%	8.19%	5.84%	7.61%
AllianzGI NFJ Dividend Value Fund Class P	9.83%	8.75%	6.39%	8.20%
AllianzGI NFJ Dividend Value Fund Institutional Class	9.86%	8.85%	6.49%	8.31%
AllianzGI NFJ Dividend Value Fund Class R6	9.96%	8.91%	6.54%	8.36%
AllianzGI NFJ Dividend Value Fund Administrative Class	9.60%	8.58%	6.22%	8.03%
Russell 1000 Value Index	6.77%	10.34%	8.49%	6.88%
Lipper Equity Income Funds Average	8.76%	9.40%	8.20%	6.59%

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.09% for Class A shares, 1.84% for Class C shares, 1.34% for Class R shares, 0.84% for Class P shares, 0.74% for Institutional Class shares, 0.69% for R6 shares and 0.99% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2018. The Fund’s expense ratios net of this reduction are 0.94% for Class A shares, 1.69% for Class C shares, 1.19% for Class R shares, 0.69% for Class P shares, 0.59% for Institutional Class shares, 0.54% for Class R6 shares and 0.84% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2017, as supplemented to date.

Cumulative Returns Through June 30, 2018

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2018)

Banks	15.8%
Oil, Gas & Consumable Fuels	12.3%
Insurance	5.7%
Pharmaceuticals	5.3%
Diversified Telecommunication Services	5.1%
Healthcare Equipment & Supplies	4.1%
Healthcare Providers & Services	4.1%
Technology Hardware, Storage & Peripherals	4.0%
Other	44.5%
Cash & Equivalents — Net	–0.9%

Annual Report	| June 30, 2018	33

Unaudited

AllianzGI NFJ Dividend Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (1/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/18)	$983.60	$980.00	$982.30	$985.10	$985.50	$985.80	$984.30
Expenses Paid During Period	$4.72	$8.39	$5.95	$3.49	$3.00	$2.76	$4.23

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (1/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/18)	$1,020.03	$1,016.31	$1,018.79	$1,021.27	$1,021.77	$1,022.02	$1,020.53
Expenses Paid During Period	$4.81	$8.55	$6.06	$3.56	$3.06	$2.81	$4.31

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (0.96% for Class A, 1.71% for Class C, 1.21% for Class R, 0.71% for Class P, 0.61% for Institutional Class, 0.56% for R6 class and 0.86% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

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Annual Report	| June 30, 2018	35

Unaudited

AllianzGI NFJ International Value Fund

For the period July 1, 2017 through June 30, 2018, as provided by the Value Equity, US team.

Fund Insights

For the twelve-month period ended June 30, 2017, Class A shares at net asset value (“ NAV”) of the AllianzGI NFJ International Value Fund returned 3.95%, underperforming the MSCI All Country World ex-USA Index (the “benchmark”), which returned 7.28%.

Market Overview

Optimism over the health of the global economy helped international equities overcome heightened political tensions during the second half of 2017. During this back half of the year, emerging market equities led performance, with countries like South Africa, China, Russia and Brazil posting double-digit returns. Japan delivered the best results among developed markets, while the UK and euro-zone equities lagged the broader rally. Those generally robust returns continued into 2018, and several equity markets touched fresh peaks in late January. However, shares suffered significant corrections in February and March amid concerns over rising inflation and fears of a global trade war. While developed market stocks regained some ground in the second quarter, this was limited as an outbreak of retaliatory tariffs from China, the EU, Canada and Mexico resulted in further US tariffs. By sector, energy, materials and information technology names boasted the strongest performance in the benchmark over the twelve-month period. Conversely, the telecommunications services sector posted a negative total return, followed by weakness from financials and consumer staples companies.

Portfolio Review

Relative performance results over the reporting period were due to negative stock selection, which was only partially offset by positive country allocations and neutral sector allocations. Selection across the financials and materials sectors boosted relative returns. However, these gains were overwhelmed by holdings in the consumer discretionary and information technology sectors, which failed to keep pace with benchmark shares. The Fund’s underweight in health care and overweight in materials contributed to performance results. Conversely, overweight positions across the financials and telecom services sectors detracted from relative returns during the trailing twelve-month period. By country, selection was positive across Ireland and Singapore, while the Fund realized negative selection from holdings based in China and Japan. Underweight exposures across Switzerland and Spain boosted relative performance. In contract, underweight positions in Japan and Australia detracted over the reporting period.

Outlook

During the first half of 2018, global stock indices largely stalled as markets have discounted slowing economic growth. With heightened talk of protectionism and higher tariffs, investors have flocked to countries and asset classes with lower risks. As a result, emerging markets have performed poorly relative to their developed counterparts. While hard bargaining and brinkmanship are likely to remain in the coming months, it is prudent to remember that, in the long run, the world’s two largest economies have strong commercial and business interests that will likely force negotiators to push through a deal. Both sides know there is ground to give and behind closed doors agreements will likely occur. When a final agreement is reached, we believe the US will likely have greater access to Chinese markets and China will get concessions that will allow it to claim victory as well. For the past fifty years, the United States and China have deepened their trade links and today their respective economies are quite dependent on one another. Politicians on both sides of the Pacific know this and once a face-saving solution presents itself, everyone will likely come to a resolution. We believe, as trade tensions blow over, global economic growth prospects should brighten once again and cause a rally in the global equity markets. Emerging market indexes would likely rebound in a relatively strong manner. While governments iron out the current situations on trade and investors navigate the increasingly choppy waters of international equity markets, we believe a higher-quality, dividend-focused approach can help to moderate volatility and realize attractive long-term performance.

36	June 30, 2018 |	Annual Report

Unaudited

AllianzGI NFJ International Value Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2018

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ International Value Fund Class A	3.95%	–0.03%	–0.38%	8.61%
AllianzGI NFJ International Value Fund Class A (adjusted)	–1.77%	–1.15%	–0.94%	8.22%
AllianzGI NFJ International Value Fund Class C	3.11%	–0.78%	–1.13%	7.81%
AllianzGI NFJ International Value Fund Class C (adjusted)	2.11%	–0.78%	–1.13%	7.81%
AllianzGI NFJ International Value Fund Class R	3.64%	–0.28%	–0.63%	8.36%
AllianzGI NFJ International Value Fund Class P	4.17%	0.21%	–0.13%	8.90%
AllianzGI NFJ International Value Fund Institutional Class	4.27%	0.31%	–0.04%	9.01%
AllianzGI NFJ International Value Fund Class R6	4.31%	0.35%	0.01%	9.06%
AllianzGI NFJ International Value Fund Administrative Class	4.01%	0.07%	–0.28%	8.74%
MSCI ACWI ex-USA	7.28%	5.99%	2.54%	8.49%
Lipper International Multi-Cap Value Funds Average	3.66%	5.13%	1.84%	7.07%

† The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 1/31/03.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.37% for Class A shares, 2.12% for Class C shares, 1.62% for Class R shares, 1.12% for Class P shares, 1.02% for Institutional Class shares, 0.97% for Class R6 shares, and 1.27% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2018. The Fund’s expense ratios net of this reduction are 1.30% for Class A shares, 2.05% for Class C shares, 1.55% for Class R shares, 1.05% for Class P shares, 0.95% for Institutional Class shares, 0.90% for Class R6 shares and 1.20% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2017, as supplemented to date.

Cumulative Returns Through June 30, 2018

The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2018)

Japan	16.2%
United Kingdom	11.7%
China	11.2%
Canada	9.9%
France	9.6%
Germany	6.7%
Hong Kong	5.8%
Korea (Republic of)	4.2%
Other	23.9%
Cash & Equivalents — Net	0.8%

Annual Report	| June 30, 2018	37

Unaudited

AllianzGI NFJ International Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (1/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/18)	$948.40	$944.70	$947.20	$949.70	$950.00	$950.10	$948.90
Expenses Paid During Period	$6.23	$9.84	$7.44	$5.03	$4.54	$4.30	$5.75

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (1/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/18)	$1,018.40	$1,014.68	$1,017.16	$1,019.64	$1,020.13	$1,020.38	$1,018.89
Expenses Paid During Period	$6.46	$10.19	$7.70	$5.21	$4.71	$4.46	$5.96

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.29% for Class A, 2.04% for Class C, 1.54% for Class R, 1.04% for Class P, 0.94% for Institutional Class, 0.89% for Class R6 and 1.19% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

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Annual Report	| June 30, 2018	39

Unaudited

AllianzGI NFJ Large-Cap Value Fund

For the period July 1, 2017 through June 30, 2018, as provided by the Value Equity, US team.

Fund Insights

For the twelve-month period ended June 30, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI NFJ Large-Cap Value Fund returned 9.31%, outperforming the Russell Top 200 Value Index (the “benchmark”), which returned 6.38%.

Market Overview

Over the twelve-month period, US equities delivered double-digit gains over the second half of 2017. Large-cap indices touched a series of fresh peaks and smaller companies also reached a record high in the closing days of the year. Investors took that optimism into 2018, and equity markets largely began the year on strong footing, buoyed by better-than-expected corporate earnings and optimism that tax reform would provide a further uplift to profits. However, shares suffered sharp corrections in February and March amid concerns over rising inflation and fears of a global trade war following the Trump administration’s decision to impose tariffs on key imports from some of its major trading partners. The second quarter of 2018 was less volatile, helping shares regain some lost ground, although equity returns generally weakened toward the quarter end amid heightened worries over the impact of an escalating round of tit-for-tat tariffs. Overall, US equities closed the period with moderate gains. Within the benchmark, the technology and energy sectors drove results, soaring 23% and 22%, respectively, on the back of standout returns for information technology (“IT”) names as well as higher and rising oil prices. Conversely, industrials and consumer staples companies suffered the steepest declines, falling 11% and 9%, respectively, over the reporting period.

Portfolio Review

Relative outperformance over the twelve-month period was due to positive stock selection and sector allocation, albeit to a lesser degree. Selection across the industrials and energy sectors boosted relative returns. These gains were only slightly offset by holdings in the consumer discretionary and financials sectors, which failed to keep pace with benchmark shares. Within the benchmark, IT, energy, consumer discretionary and materials sectors soared to double-digit gains while three of the benchmark’s eleven GICS economic sectors dipped into negative territory for the trailing one-year period—industrials, consumer staples and telecommunication services. The Fund’s underweight position in consumer staples and overweight positions in IT and consumer discretionary contributed to performance results. Conversely, overweight exposures in the industrials and utilities sectors were the only meaningful detractors from an allocation perspective over the reporting period.

Outlook

Nine years into the current market expansion the S&P 500 Index has returned just over 300% since its lows in March 2009. Propelled in part by fiscal stimulus, the US growth engine remains in place with corporate profits at decade highs and first quarter 2018 earning per share growth at 27%—compared to an average of 6.9% since 2001. That said, returns in 2018 have been more volatile and somewhat disappointing against a backdrop of tighter monetary policy and rising inflation, as well as rhetoric concerning tariffs and retaliatory measures. In the face of these uncertainties, investors and markets may have overlooked or underestimated the invigorating effects of fiscal stimulus and regulatory easing. As we look ahead to the prospect of greater uncertainty in the second half of the year, we see an opportunity for extended growth across the US and continue to favor higher-quality companies that pay dividends to shareholders to help dampen that market volatility. Furthermore, we view the strong earnings growth environment as favorable for value strategies, as we believe more broad-based earnings growth means growth equities may no longer command a premium from investors, who now have access to growth from cheaper, lower valuation companies. As active managers committed to researching fundamentals and evaluating a company’s prospects, we believe this approach will become critical in the current environment for clients seeing strong absolute returns and moderated volatility over the long term.

40	June 30, 2018 |	Annual Report

Unaudited

AllianzGI NFJ Large-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2018

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Large-Cap Value Fund Class A	9.31%	10.10%	6.64%	7.56%
AllianzGI NFJ Large-Cap Value Fund Class A (adjusted)	3.30%	8.86%	6.04%	7.22%
AllianzGI NFJ Large-Cap Value Fund Class C	8.53%	9.27%	5.84%	6.76%
AllianzGI NFJ Large-Cap Value Fund Class C (adjusted)	7.53%	9.27%	5.84%	6.76%
AllianzGI NFJ Large-Cap Value Fund Class R	9.04%	9.83%	6.38%	7.32%
AllianzGI NFJ Large-Cap Value Fund Class P	9.58%	10.37%	6.93%	7.89%
AllianzGI NFJ Large-Cap Value Fund Institutional Class	9.70%	10.49%	7.03%	7.99%
AllianzGI NFJ Large-Cap Value Fund Administrative Class	9.44%	10.21%	6.75%	7.72%
Russell Top 200 Value Index	6.38%	9.94%	7.83%	5.46%
Lipper Large-Cap Value Funds Average	8.33%	9.88%	7.94%	6.81%

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s expense ratios are 1.12% for Class A shares, 1.87% for Class C shares, 1.37% for Class R shares, 0.87% for Class P shares, 0.77% for Institutional Class shares and 1.02% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2017, as supplemented to date.

Cumulative Returns Through June 30, 2018

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2018)

Banks	15.7%
Oil, Gas & Consumable Fuels	12.7%
Healthcare Providers & Services	6.5%
Pharmaceuticals	6.0%
Insurance	4.4%
Diversified Telecommunication Services	3.0%
Aerospace & Defense	2.8%
Semiconductors & Semiconductor Equipment	2.8%
Other	44.3%
Cash & Equivalents — Net	1.8%

Annual Report	| June 30, 2018	41

Unaudited

AllianzGI NFJ Large-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/18)	$980.60	$977.30	$979.70	$981.70	$982.30	$981.20
Expenses Paid During Period	$5.45	$9.12	$6.68	$4.23	$3.74	$4.96

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/18)	$1,019.29	$1,015.57	$1,018.05	$1,020.53	$1,021.03	$1,019.79
Expenses Paid During Period	$5.56	$9.30	$6.80	$4.31	$3.81	$5.06

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.11% for Class A, 1.86 % for Class C, 1.36% for Class R, 0.86% for Class P, 0.76 % for Institutional Class and 1.01% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

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Annual Report	| June 30, 2018	43

Unaudited

AllianzGI NFJ Mid-Cap Value Fund

For the period July 1, 2017 through June 30, 2018, as provided by the Value Equity, US team.

Fund Insights

For the twelve-month period ended June 30, 2018, Class A shares at net asset value (“ NAV”) of the AllianzGI NFJ Mid-Cap Value Fund (the “Fund”) returned 4.88%, underperforming the Russell Midcap Value Index (the “benchmark”), which returned 7.60%.

Market Overview

Over the twelve-month period, US equities delivered double-digit gains over the second half of 2017. Large-cap indices touched a series of fresh peaks and smaller companies also reached a record high in the closing days of the year. Investors took that optimism into 2018, and equity markets largely began the year on strong footing, buoyed by better-than-expected corporate earnings and optimism that tax reform would provide a further uplift to profits. However, shares suffered sharp corrections in February and March amid concerns over rising inflation and fears of a global trade war following the Trump administration’s decision to impose tariffs on key imports from some of its major trading partners. The second quarter of 2018 was less volatile, helping shares regain some lost ground, although equity returns generally weakened toward the quarter end amid heightened worries over the impact of an escalating round of tit-for-tat tariffs. Overall, US equities closed the period with moderate gains. Within the benchmark, energy and technology sectors drove results, soaring 26% and 22%, respectively, on the back of higher and rising oil prices as well as standout returns for information technology (“IT”) names. Conversely, telecommunication services and health care companies suffered the steepest declines, falling 8% and 3%, respectively over the reporting period.

Portfolio Review

Relative underperformance during the period was due to negative stock selection, which was only somewhat offset by positive sector allocation. Strong selection across the industrials, health care and consumer discretionary sectors contributed to results. However, these gains were overwhelmed by holdings in the energy, financials and IT sectors that failed to keep pace with benchmark shares. Within the benchmark, just four sectors outpaced the broader index’s total return—energy, IT, materials and financials. The benchmark’s worst-performing sectors were largely bond proxies or more defensive areas of the market, including telecommunication services, health care, consumer staples and real estate. The Fund’s overweight in IT and underweight exposures in real estate and utilities boosted relative performance. Conversely, an underweight in the energy sector and overweight positions in industrials and consumer staples detracted from results.

Outlook

Nine years into the current market expansion the S&P 500 Index has returned just over 300% since its lows in March 2009. Propelled in part by fiscal stimulus, the US growth engine remains in place with corporate profits at decade highs and first quarter 2018 earnings per share growth at 27%—compared to an average of 6.9% since 2001. That said, returns in 2018 have been more volatile and somewhat disappointing against a backdrop of tighter monetary policy and rising inflation, as well as rhetoric concerning tariffs and retaliatory measures. In the face of these uncertainties, investors and markets may have overlooked or underestimated the invigorating effects of fiscal stimulus and regulatory easing. As we look ahead to the prospect of greater uncertainty in the second half of the year, we see an opportunity for extended growth across the US and continue to favor higher-quality companies that pay dividends to shareholders to help dampen that market volatility. Furthermore, we view the strong earnings growth environment as favorable for value strategies, as we believe more broad-based earnings growth means growth equities may no longer command a premium from investors, who now have access to growth from cheaper, lower valuation companies. As active managers committed to researching fundamentals and evaluating a company’s prospects, we believe this approach will become critical in the current environment for clients seeing strong absolute returns and moderated volatility over the long term.

44	June 30, 2018 |	Annual Report

Unaudited

AllianzGI NFJ Mid-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2018

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Mid-Cap Value Fund Class A	4.88%	11.89%	9.23%	11.30%
AllianzGI NFJ Mid-Cap Value Fund Class A (adjusted)	–0.89%	10.63%	8.61%	11.09%
AllianzGI NFJ Mid-Cap Value Fund Class C	4.14%	11.07%	8.41%	10.46%
AllianzGI NFJ Mid-Cap Value Fund Class C (adjusted)	3.20%	11.07%	8.41%	10.46%
AllianzGI NFJ Mid-Cap Value Fund Class R	4.65%	11.62%	8.96%	10.95%
AllianzGI NFJ Mid-Cap Value Fund Class P	5.17%	12.17%	9.52%	11.59%
AllianzGI NFJ Mid-Cap Value Fund Institutional Class	5.26%	12.29%	9.62%	11.70%
AllianzGI NFJ Mid-Cap Value Fund Class R6	5.32%	12.34%	9.68%	11.75%
AllianzGI NFJ Mid-Cap Value Fund Administrative Class	5.01%	12.01%	9.34%	11.44%
Russell Midcap Value Index	7.60%	11.27%	10.06%	11.84%
Lipper Multi-Cap Value Funds Average	8.41%	9.67%	8.17%	7.20%

† The Fund began operations on 4/18/88. Benchmark and Lipper performance comparisons began on 4/30/88.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.21% for Class A shares, 1.96% for Class C shares, 1.46% for Class R shares, 0.96% for Class P shares, 0.86% for Institutional Class shares, 0.81% for Class R6 shares and 1.11% for Administrative Class shares. These ratios do not include an expense reduction, contractually agree through at least September 30, 2019. The Fund’s expense ratios net of this reduction are 0.99% for Class A shares, 1.74% for Class C shares, 1.24% for Class R shares, 0.74% for Class P shares, 0.64% for Institutional Class shares, 0.59% for Class R6 shares and 0.89% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2017, as supplemented to date.

Cumulative Returns Through June 30, 2018

The Fund began operations on 4/18/88. Benchmark performance comparisons began on 4/30/88.

Industry/Sectors (as of June 30, 2018)

Oil, Gas & Consumable Fuels	9.5%
Insurance	8.4%
Banks	8.2%
Equity Real Estate Investment Trusts (REITs)	7.0%
Capital Markets	5.6%
Machinery	4.4%
IT Services	4.0%
Healthcare Providers & Services	3.9%
Other	47.3%
Cash & Equivalents — Net	1.7%

Annual Report	| June 30, 2018	45

Unaudited

AllianzGI NFJ Mid-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (1/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/18)	$959.80	$956.50	$958.70	$960.90	$961.40	$962.00	$960.30
Expenses Paid During Period	$4.81	$8.44	$6.02	$3.60	$3.11	$2.87	$4.33

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (1/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/18)	$1,019.89	$1,016.17	$1,018.65	$1,021.12	$1,021.62	$1,021.87	$1,020.38
Expenses Paid During Period	$4.96	$8.70	$6.21	$3.71	$3.21	$2.96	$4.46

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (0.99% for Class A, 1.74% for Class C, 1.24% for Class R, 0.74% for Class P, 0.64% for Institutional Class, 0.59% for Class R6 and 0.89% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

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Annual Report	| June 30, 2018	47

Unaudited

AllianzGI NFJ Small-Cap Value Fund

For the period July 1, 2017 through June 30, 2018, as provided by the Value Equity, US team.

Fund Insights

For the twelve-month period ended June 30, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI NFJ Small-Cap Value Fund (the “Fund”) returned 7.04%, underperforming the Russell 2000 Value Index (the “benchmark”), which returned 13.10%.

Market Overview

Over the twelve-month period, US equities delivered double-digit gains over the second half of 2017. Large-cap indices touched a series of fresh peaks and smaller companies also reached a record high in the closing days of the year. Investors took that optimism into 2018, and equity markets largely began the year on strong footing, buoyed by better-than-expected corporate earnings and optimism that tax reform would provide a further uplift to profits. However, shares suffered sharp corrections in February and March amid concerns over rising inflation and fears of a global trade war following the Trump administration’s decision to impose tariffs on key imports from some of its major trading partners. The second quarter of 2018 was less volatile, helping shares regain some lost ground, although equity returns generally weakened toward the quarter end amid heightened worries over the impact of an escalating round of tit-for-tat tariffs. Overall, US equities closed the period with moderate gains. Within the benchmark, health care and energy drove results, soaring 32% and 22%, respectively, on the back of standout returns for biotech names as well as higher and rising oil prices. Conversely, telecommunication services companies suffered a 20% decline over the reporting period.

Portfolio Review

Relative underperformance during the period was due to negative stock selection, which was only somewhat offset by positive sector allocation. Strong selection across the information technology (“IT”), materials and health care sectors contributed to results. However, these gains were overwhelmed by holdings in the energy, industrials and consumer discretionary sectors that failed to keep pace with benchmark shares. Within the benchmark, just four sectors outpaced the broader index’s total return—health care, energy, industrials and consumer discretionary. The benchmark’s worst-performing sectors comprised more bond proxy-like areas of the market, in addition to technology companies—telecommunication services, real estate, IT, utilities and consumer staples. The Fund’s overweight position in industrials and underweight exposures in real estate and telecommunication services boosted relative performance. Conversely, an underweight in the health care sector and overweight positions in IT detracted from results.

Outlook

Nine years into the current market expansion the S&P 500 Index has returned just over 300% since its lows in March 2009. Propelled in part by fiscal stimulus, the US growth engine remains in place with corporate profits at decade highs and first quarter 2018 earnings per share growth at 27%—compared to an average of 6.9% since 2001. That said, returns in 2018 have been more volatile and somewhat disappointing against a backdrop of tighter monetary policy and rising inflation, as well as rhetoric concerning tariffs and retaliatory measures. In the face of these uncertainties, investors and markets may have overlooked or underestimated the invigorating effects of fiscal stimulus and regulatory easing. As we look ahead to the prospect of greater uncertainty in the second half of the year, we see an opportunity for extended growth across the US and continue to favor higher-quality companies that pay dividends to shareholders to help dampen that market volatility. Furthermore, we view the strong earnings growth environment as favorable for value strategies, as we believe more broad-based earnings growth means growth equities may no longer command a premium from investors, who now have access to growth from cheaper, lower valuation companies. As active managers committed to researching fundamentals and evaluating a company’s prospects, we believe this approach will become critical in the current environment for clients seeing strong absolute returns and moderated volatility over the long term.

48	June 30, 2018 |	Annual Report

Unaudited

AllianzGI NFJ Small-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2018

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Small-Cap Value Fund Class A	7.04%	8.04%	8.08%	11.20%
AllianzGI NFJ Small-Cap Value Fund Class A (adjusted)	1.15%	6.83%	7.47%	10.97%
AllianzGI NFJ Small-Cap Value Fund Class C	6.26%	7.23%	7.27%	10.38%
AllianzGI NFJ Small-Cap Value Fund Class C (adjusted)	5.39%	7.23%	7.27%	10.38%
AllianzGI NFJ Small-Cap Value Fund Class R	6.77%	7.77%	7.81%	10.88%
AllianzGI NFJ Small-Cap Value Fund Class P	7.27%	8.31%	8.35%	11.53%
AllianzGI NFJ Small-Cap Value Fund Institutional Class	7.43%	8.45%	8.50%	11.65%
AllianzGI NFJ Small-Cap Value Fund Class R6	7.44%	8.50%	8.56%	11.71%
AllianzGI NFJ Small-Cap Value Fund Administrative Class	7.14%	8.20%	8.24%	11.33%
Russell 2000 Value Index	13.10%	11.18%	9.88%	11.41%
Lipper Small-Cap Value Funds Average	12.48%	9.71%	9.42%	8.87%

† The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 9/30/91.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.24% for Class A shares, 1.99% for Class C shares, 1.49% for Class R shares, 0.99% for Class P shares, 0.89% for Institutional Class shares, 0.84% for Class R6 shares and 1.14% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2018. The Fund’s expense ratios net of this reduction are 1.19% for Class A shares, 1.94% for Class C shares, 1.44% for Class R shares, 0.94% for Class P shares, 0.84% for Institutional Class shares, 0.79% for Class R6 shares and 1.09% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2017, as supplemented to date.

Cumulative Returns Through June 30, 2018

The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2018)

Banks	18.1%
Oil, Gas & Consumable Fuels	9.0%
Equity Real Estate Investment Trusts (REITs)	6.5%
Chemicals	5.7%
Machinery	5.3%
Insurance	4.0%
Electronic Equipment, Instruments & Components	3.5%
Capital Markets	3.3%
Other	44.7%
Cash & Equivalents — Net	–0.1%

Annual Report	| June 30, 2018	49

Unaudited

AllianzGI NFJ Small-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (1/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/18)	$1,001.90	$998.40	$1,000.90	$1,002.90	$1,003.70	$1,003.70	$1,002.30
Expenses Paid During Period	$5.96	$9.66	$7.19	$4.72	$4.22	$3.97	$5.46

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (1/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/18)	$1,018.84	$1,015.12	$1,017.60	$1,020.08	$1,020.58	$1,020.83	$1,019.34
Expenses Paid During Period	$6.01	$9.74	$7.25	$4.76	$4.26	$4.01	$5.51

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.20% for Class A, 1.95% for Class C, 1.45% for Class R, 0.95% for Class P, 0.85% for Institutional Class, 0.80% for Class R6 and 1.10% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

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Annual Report	| June 30, 2018	51

Unaudited

AllianzGI Small-Cap Fund*

For the period of July 1, 2017 through June 30, 2018, as provided by Kunal Ghosh, Lead Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2018, Class A Shares at net asset value (“NAV”) of the AllianzGI Small-Cap Fund (the “Fund”) returned 19.96%, outperforming the Russell 2000 Index (the “benchmark”), which returned 17.57%.

Market Overview

Broader US equity markets finished the period higher, buoyed by strong corporate earnings, positive economic growth and improving M&A activity during the period. While performance hit a new all-time high in January, US equities sold off subsequently as investors digested escalating global trade tensions, a breakdown of synchronous global growth and softening from Europe and emerging markets. Investors also rotated out of large capitalization stocks into small-caps, which were favored because of a greater domestic business focus. The Russell 2000, which is representative of US small-caps, outperformed the Russell 1000 large cap index by 3.0%. Within the small-cap universe, growth stocks outperformed their value counterparts by 8.76%.

Portfolio Review

Security selection was the primary driver of outperformance, and sector allocation also had a positive impact. Stock picking was positive in the information technology, healthcare and consumer staples sectors, while weak selections in the materials, consumer discretionary and financials sectors were partly offsetting. Separately, an overweight to healthcare contributed to performance while an underweight to industrials was a slight negative.

A top contributor, MyoKardia Inc., is a biopharmaceutical company that specializes in developing precision cardiovascular medicine. Shares rallied after the company released strong top-line data for a phase II therapy that treats a rare form of heart disease. The largest absolute detractor was medical supply and logistics provider Owens & Minor Inc., which traded lower as Amazon was speculated to be entering the industry.

At the end of the period, the Fund was positioned with overweight allocations to the health care, consumer discretionary and consumer staples sectors. Real estate was the largest underweight position in the Fund, followed by the financials and information technology sectors.

Outlook

Looking out for the rest of the year, we maintain our outlook for moderate economic expansion. Although fundamentals appear solid, markets can come under pressure as the Trump administration aggressively pursues protectionist policies against the United States’ trade partners. While this scenario can lift volatility, this environment could favor domestically oriented small-caps because of reduced foreign competition.

On the monetary policy front, the US Federal Reserve (the “Fed”) stated in its June meeting that the central bank will continue the path of monetary policy normalization. This is supported by the Fed’s outlook for continued economic growth and inflation gliding towards the 2% target with some leeway for dispersion. Overall, we welcome the return to a more normalized rate environment, which should encourage price discovery based on company fundamentals and can be favorable for active management.

While small-cap equity absolute valuations currently trade at the higher end of historical ranges, relative valuations remain attractive against larger-cap equities. In addition, we believe small-cap equities continue to exhibit stronger growth potential. These factors should support small-cap returns going forward.

*	Effective April 6, 2018 the AllianzGI Small-Cap Blend Fund was renamed the AllianzGI Small-Cap Fund. There were no other changes to the Fund or its investment policies.

52	June 30, 2018 |	Annual Report

Unaudited

AllianzGI Small-Cap Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2018

	1 Year	Since Inception†
AllianzGI Small-Cap Fund Class A	19.96%	12.58%
AllianzGI Small-Cap Fund Class A (adjusted)	13.36%	11.31%
AllianzGI Small-Cap Fund Class C	19.10%	11.75%
AllianzGI Small-Cap Fund Class C (adjusted)	18.10%	11.75%
AllianzGI Small-Cap Fund Class P	20.25%	12.86%
AllianzGI Small-Cap Fund Institutional Class	20.40%	12.97%
Russell 2000 Index	17.57%	12.19%
Lipper Small-Cap Core Funds Average	13.99%	11.00%

† The Fund began operations on 7/1/13. Benchmark performance comparison began on 7/1/13. Lipper performance comparisons began on 6/30/13.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s expense ratios are 1.31% for Class A shares, 2.06% for Class C shares, 1.06% for Class P shares and 0.96% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2017, as supplemented to date.

Cumulative Returns Through June 30, 2018

The Fund began operations on 7/1/13. Benchmark performance comparisons began on 7/1/13.

Industry/Sectors (as of June 30, 2018)

Banks	7.2%
HealthCare Equipment & Supplies	7.0%
Hotels, Restaurants & Leisure	5.3%
Biotechnology	5.2%
Software	4.2%
Oil, Gas & Consumable Fuels	3.8%
Commercial Services & Supplies	3.4%
Pharmaceuticals	3.2%
Other	59.6%
Cash & Equivalents — Net	1.1%

Annual Report	| June 30, 2018	53

Unaudited

AllianzGI Small-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (1/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/18)	$1,073.50	$1,069.50	$1,074.90	$1,075.40
Expenses Paid During Period	$6.73	$10.57	$5.45	$4.94

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (1/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/18)	$1,018.30	$1,014.58	$1,019.54	$1,020.03
Expenses Paid During Period	$6.56	$10.29	$5.31	$4.81

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.31% for Class A, 2.06% for Class C, 1.06% for Class P, and 0.96% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365.

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Annual Report	| June 30, 2018	55

Unaudited

AllianzGI Technology Fund

For the period of July 1, 2017 to June 30, 2018, as provided by Huachen Chen, CFA and Walter C. Price, Jr., CFA, Senior Portfolio Managers.

Fund Insights

For the twelve-month period ended June 30, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Technology Fund (the “Fund”) returned 38.89%, outperforming the S&P North American Technology Sector Index (the “benchmark”), which returned 34.81%.

Market Overview

The technology sector delivered very strong performance during the twelve-month period as the NASDAQ returned 22%. The sector’s performance was boosted by multiple factors, including robust earnings growth across most of the sector and improving global growth. Technology stocks generally outperformed the broader market, driven by healthy gains from smaller “software as a service” (“SaaS”) companies. The FANG complex—an acronym for Facebook, Amazon, Netflix and Google-parent Alphabet—reported robust results despite encountering numerous unfavorable regulatory-related headlines that weighed on sentiment in the second half of the period. Software and hardware companies with exposure to enterprise spending also delivered solid results. The semiconductor segment performed well in the first half of the period but lagged in the second half amid a slew of negative data points concerning demand in the consumer smartphone segment.

Portfolio Review

The primary drivers of the Fund’s relative performance included overweight positions in some high-growth software companies including Square and ServiceNow, as well as overweight positions in Netflix and NetApp. These stocks performed well during the period due to higher demand for their innovative product offerings, which led to consistently strong operational results. Additionally, an underweight in Oracle and not owning IBM helped relative performance.

The portfolio’s underweight to some mega-cap technology companies such as Amazon and Microsoft detracted from relative performance. While the underweight positions hurt relative performance, these stocks remain a sizeable portion of the portfolio and our positions helped the portfolio’s absolute returns. Other top detractors included underweight positions in Adobe Systems and Mastercard, as well as not owning Intel.

The core of our investment process is the identification of major themes impacting the technology sector and investing in the primary beneficiaries/drivers of these trends. We maintain our conviction in the core secular growth names in our portfolio, but we are also attentive to present market conditions and valuations.

Outlook

Our view is that technology is well-positioned to remain a major driver of market returns. The combination of solid global GDP growth, strong corporate earnings, domestic tax cuts in the US, and the ongoing digital transformation among corporations should continue to drive growth in information technology spending. Feedback from our discussions with company management teams, as well as management surveys from multiple sources, indicate that companies across the economy are turning to technology solutions to increase revenue, improve productivity, and enhance operating efficiency. While the largest technology companies today will inevitably struggle to grow as rapidly in the future, the broad technology sector should continue to see attractive growth in the future.

We continue to believe the technology sector can provide some of the best absolute and relative return opportunities in the equity markets – especially for bottom-up stock pickers. We believe the growth in technology is coming from the creation of new markets, rather than simply GDP growth. Investors need to find companies generating organic growth by creating new markets or effecting significant change on old markets. Industries such as automobiles, advertising, security, retail, and manufacturing are all being shaped and transformed by advances in technology.

We are seeing an ongoing wave of innovation in the sector that we believe has the potential to produce attractive returns for companies with best-in-class solutions.

56	June 30, 2018 |	Annual Report

Unaudited

AllianzGI Technology Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2018

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Technology Fund Class A	38.89%	21.78%	14.45%	14.31%
AllianzGI Technology Fund Class A (adjusted)	31.25%	20.41%	13.80%	14.03%
AllianzGI Technology Fund Class C	37.86%	20.87%	13.60%	13.46%
AllianzGI Technology Fund Class C (adjusted)	36.86%	20.87%	13.60%	13.46%
AllianzGI Technology Fund Class P	39.24%	22.09%	14.74%	14.69%
AllianzGI Technology Fund Institutional Class	39.37%	22.20%	14.86%	14.80%
AllianzGI Technology Fund Administrative Class	39.02%	21.90%	14.57%	14.52%
S&P North American Technology Sector Index	34.81%	22.63%	15.31%	11.14%
NASDAQ Composite Index	23.60%	18.54%	13.87%	9.83%
Lipper Global Science/Technology Funds Average	30.26%	22.05%	14.47%	10.92%

† The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.60% for Class A shares, 2.35% for Class C shares, 1.35% for Class P shares, 1.25% for Institutional Class shares and 1.50% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2018. The Fund’s expense ratios net of this reduction are 1.45% for Class A shares, 2.20% for Class C shares, 1.20% for Class P shares, 1.10% for Institutional Class shares and 1.35% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2017, as supplemented to date.

Cumulative Returns Through June 30, 2018

The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Industry/Sectors (as of June 30, 2018)

Software	29.3%
Internet & Catalog Retail	13.2%
Internet Software & Services	12.2%
IT Services	11.0%
Semiconductors & Semiconductor Equipment	10.6%
Technology Hardware, Storage & Peripherals	6.4%
Communications Equipment	3.9%
Electronic Equipment, Instruments & Components	0.4%
Other	0.3%
Cash & Equivalents - Net	12.7%

*	Table below details the industry allocation for securities sold short.

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AllianzGI Technology Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/18)	$1,169.20	$1,164.90	$1,170.60	$1,171.20	$1,169.70
Expenses Paid During Period	$7.64	$11.65	$6.30	$5.76	$7.10

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/18)	$1,017.75	$1,014.03	$1,018.99	$1,019.49	$1,018.25
Expenses Paid During Period	$7.10	$10.84	$5.86	$5.36	$6.61

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.42% for Class A, 2.17% for Class C, 1.17% for Class P, 1.07% for Institutional Class and 1.32% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

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Important Information

Share Class (A/C)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for the following Funds is the Institutional share class, and the Class A and/or C shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Dividend Value (10/01), AllianzGI NFJ Large-Cap Value (7/02), AllianzGI NFJ Small-Cap Value (1/97), AllianzGI Mid-Cap (2/02), AllianzGI Emerging Markets Opportunities (8/06), AllianzGI Global Natural Resources (3/06), AllianzGI Global Small-Cap (2/02) and AllianzGI Technology (2/02). The oldest share class for the following Funds is C, and the A shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Mid-Cap Value (2/91) and AllianzGI Focused Growth (10/90). The oldest share class for AllianzGI Health Sciences was the D share class, and the A and C shares were first offered in 2/02. For AllianzGI NFJ International Value the oldest share class is the Institutional share class and A and C shares were first offered in 4/05. For AllianzGI Small-Cap, A and C shares were each first offered in 7/13. For the AllianzGI Income & Growth Fund, Class A and Class C shares were first offered simultaneously with Institutional shares in 2/07.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC for shares redeemed in the first year.

Share Class (R)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are (Fund/share class): AllianzGI NFJ Dividend Value/Institutional and Administrative, AllianzGI NFJ Mid-Cap Value/C, AllianzGI NFJ Small-Cap Value/Institutional, AllianzGI Focused Growth/C and AllianzGI Mid-Cap/Institutional. Class R shares for these Funds were first offered in 12/02. The oldest share class for AllianzGI NFJ Large-Cap Value is the Institutional share class and it first offered Class R shares in 11/09. The oldest share class for AllianzGI NFJ International Value is the Institutional share class and the Fund first offered Class R shares in 11/09. The oldest share classes for AllianzGI Income & Growth are the Institutional, Class A and Class C share classes and the Fund first offered Class R shares in 2/11.

Share Class (P)

Class P shares were launched in July 2008, except for Class P shares of AllianzGI NFJ Mid-Cap Value Fund, which were launched February 28, 2011, Class P shares of AllianzGI Mid-Cap Fund, which were launched April 2, 2012, and Class P shares of AllianzGI Small-Cap, which were launched July 1, 2013.

Share Class (Institutional/Administrative)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted Institutional or Administrative share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the C shares, and the Institutional and Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Mid-Cap Value (4/88) and AllianzGI Focused Growth (3/99). The oldest share class for the AllianzGI Health Sciences Fund was the D share class, and the Institutional share class was first offered in 12/14. The oldest share class for the following Funds is the Institutional class and the Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ International Value (5/10), AllianzGI NFJ Large-Cap Value (9/06), AllianzGI NFJ Small-Cap Value (11/95), AllianzGI Technology (3/05) and AllianzGI Mid-Cap (2/02).

Share Class (R6)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for the following funds is the Institutional class and Class R6 shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI Emerging Markets Opportunities (12/15), AllianzGI NFJ Dividend Value (12/13), AllianzGI NFJ International Value (12/13), AllianzGI NFJ Small-Cap Value (12/13) and AllianzGI NFJ Mid-Cap Value (12/17). For AllianzGI Focused Growth, Class C is the oldest share class and Class R6 shares were first offered in 12/15.

Returns shown in the “Fund Summaries” section of this report measure performance from the inception of the oldest share class to the present; therefore some returns predate the inception of the noted share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the fees and expenses paid by the newer class. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Average Annual Total Return charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark index cumulative return began on the last day of the month of the respective Fund’s inception date, unless otherwise noted.

“Cash & Equivalents — Net” in the Allocation Summaries may be comprised of cash, repurchase agreements, U.S. Treasury Bills, options purchased, options written and other assets net of other liabilities including net unrealized appreciation (depreciation) on futures contracts, forward foreign currency contracts and swap agreements, as applicable.

60	June 30, 2018 |	Annual Report

Proxy Voting

The Funds’ Investment Adviser has adopted written proxy voting policies and procedures (the “Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Investment Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy, the factors that the Investment Adviser may consider in determining how to vote proxies for each Fund and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are provided without charge, upon request, by calling the Trust at 1-800-988-8380 (Class A, Class C and Class R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes), on the Allianz Global Investors website at us.allianzgi.com, and on the Securities and Exchange Commission (the “SEC”) Website at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of the fiscal year; such filings are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q, when available, will be provided without charge, upon request, by calling 1-800-988-8380 (Class A, Class C and Class R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes). In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

The Shareholder Expense Example is based on $1,000.00 invested at the beginning of and held for the entire period. Shareholders of the Funds incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory and administration fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on $1,000.00 invested at the beginning and held for the entire period January 1, 2018 through June 30, 2018.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by advisory and administration fees (for example, expenses of the trustees and their counsel or litigation expenses) and/or because of reductions in the administration fees resulting from the size of the fund.

Credit Ratings

Bond ratings apply to the underlying holdings of a Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined for purposes of presentations in this report by using ratings provided by S&P Global Ratings (“S&P”). Presentations of credit ratings information in this report use ratings provided by S&P for this purpose, among other reasons, because of the access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. Bonds not rated by S&P, or bonds that do not have a rating available from S&P, or bonds that had a rating withdrawn by S&P are designated as “NR” or “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by S&P or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the applicable Funds, the Investment Adviser develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

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Important Information (cont’d)

All of the information on the Fund Summary pages, including Fund Insights, Average Annual Total Return and Cumulative Returns charts, Shareholder Expense Examples and Allocation/Credit Ratings Summaries are unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes).

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Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
Bloomberg Barclays US Aggregate Bond Index	The Bloomberg Barclays US Aggregate Bond Index represents securities that are SEC-registered, taxable, and US dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Bloomberg Barclays US Credit Index	The Bloomberg Barclays US Credit Index is the credit component of the US Government/Credit Index. It includes publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

Bloomberg Barclays US Government Bond Index	The Bloomberg Barclays US Government Bond Index is the US Government component of the US Government/Credit Index. It includes US Dollar-denominated, fixed-rate, nominal US Treasuries and US agency debentures (securities issued by US government owned or government sponsored entities) and debt explicitly guaranteed by the US government.

Bloomberg Barclays Global High Yield Index	The Bloomberg Barclays Global High Yield Index is a multi-currency flagship measure of the global high yield debt market. The index represents the union of the US High Yield, the Pan-European High Yield and Emerging Markets (EM) Hard Currency High Yield Indices.

ICE BofA Merrill Lynch All Convertibles Index	The ICE BofA Merrill Lynch All Convertibles Index is a widely used, unmanaged index that measures the performance of US dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

ICE BofA Merrill Lynch US High Yield Master II Index	The ICE BofA Merrill Lynch High Yield Master II Index is an unmanaged index consisting of US dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default.

Chicago Board Options Exchange (CBOE) Volatility Index (VIX)	The Chicago Board Options Exchange (CBOE) Volatility Index (VIX) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

Custom Commodity Equity Benchmark	The Custom Commodity Equity Benchmark represents the performance of a hypothetical index developed by the Adviser. This blended benchmark is comprised of four underlying indices in the following proportions: 25% DAX Global Agribusiness Index, 30% MSCI World Energy Index, 25% MSCI World Materials Index and 20% MSCI ACWI Industrials (equal-weighted) Index. The DAX Global Agribusiness Index replicates the performance of the largest and most liquid agribusiness companies. The MSCI World Energy Index is a component of the MSCI World Index and represents the energy securities defined by MSCI. The MSCI World Materials Index is a component of the MSCI World Index and represents the materials securities defined by MSCI. The MSCI ACWI Industrials (equal-weighted) Index is a component of the MSCI All Country World Index and represents the industrials securities defined by MSCI calculated equal-weighted. Performance data presently shown for MSCI and DAX Indexes is net of dividend tax withholding. It is not possible to invest directly in the blended benchmark or in the indices from which it is derived.

MSCI All Country World ex-USA Index (Also known as MSCI ACWI ex-USA Index)	The MSCI All Country World Index (ACWI) ex-USA Index captures large and mid cap representation across Developed Markets countries (excluding the US) and Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

MSCI EAFE Index	The MSCI EAFE Index is an equity index which captures large and mid cap representation across the Developed Markets countries around the world, excluding the US and Canada.

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Benchmark Descriptions (cont’d)

Index	Description
MSCI Emerging Markets Index	The MSCI Emerging Markets Index captures large and mid cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI World Energy Index	The MSCI World Energy Index is designed to capture the large and mid-cap segments across Developed Markets countries. All securities in the index are classified in the Energy sector as per the Global Industry Classification Standard.

MSCI World Health Care Index	The MSCI World Health Care Index is designed to capture the large and mid cap segments across Developed Markets countries. All securities in the index are classified in the Health Care sector as per the Global Industry Classification Standard.

MSCI World Index	The MSCI World Index captures large and mid cap representation across Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI World Materials Index	The MSCI World Materials Index is designed to capture the large and mid cap segments across Developed Markets countries. All securities in the index are classified in the Materials sector as per the Global Industry Classification Standard.

MSCI World Small-Cap Index	The MSCI World Small-Cap Index captures small-cap representation across Developed Markets countries. The index covers approximately 14% of the free float-adjusted market capitalization in each country.

NASDAQ Composite Index	The NASDAQ Composite Index is an unmanaged market-value weighted index of all common stocks listed on the NASDAQ Stock Market.

Russell 1000 Growth Index	The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which consists of the 3,000 largest US companies based on total market capitalization.

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 1000 Value Index	The Russell 1000 Value Index is an unmanaged index that measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000 Index	The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2000 Value Index	The Russell 2000 Value Index is an unmanaged index that measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index	The Russell Midcap Growth Index is an unmanaged index that measures the performance of the mid-cap growth segment of the US equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index	The Russell Midcap Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the US equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Top 200 Value Index	The Russell Top 200 Value Index is an unmanaged index that measures the performance of the especially large-cap segment of the US equity universe. It includes those Russell Top 200 Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index	The S&P 500 Index is an unmanaged index of large capitalization common stocks.

S&P North American Technology Sector Index	The S&P North American Technology Sector Index is a modified capitalization-weighted index of selected technology and internet-related stocks.

64	June 30, 2018 |	Annual Report

Schedule of Investments

June 30, 2018

AllianzGI Emerging Markets Opportunities Fund

	Shares	Value
Common Stock—95.3%
Brazil—2.9%
Estacio Participacoes S.A.	310,700	$1,954,426
Fibria Celulose S.A.	298,300	5,585,404
Porto Seguro S.A.	175,576	1,842,852
Via Varejo S.A. UNIT	270,800	1,300,287

		10,682,969

China—33.7%
Air China Ltd., Class H	1,860,000	1,788,216
Alibaba Group Holding Ltd. ADR (d)	61,100	11,335,883
Anhui Conch Cement Co., Ltd., Class H	519,000	2,959,806
Autohome, Inc. ADR	31,400	3,171,400
China Merchants Bank Co., Ltd., Class H	3,077,000	11,318,466
China Shenhua Energy Co., Ltd., Class H	2,932,000	6,934,898
China Vanke Co., Ltd., Class H	1,240,000	4,324,474
CNOOC Ltd.	7,962,000	13,643,241
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class H	272,000	1,196,882
Heilan Home Co Ltd.	1,116,077	2,137,533
Hengan International Group Co., Ltd.	783,500	7,515,212
Industrial & Commercial Bank of China Ltd., Class H	21,912,000	16,342,845
Ping An Insurance Group Co. of China Ltd., Class H	551,500	5,050,457
Tencent Holdings Ltd.	612,700	30,766,959
Weichai Power Co., Ltd., Class H	4,117,000	5,656,260

		124,142,532

Hong Kong—7.1%
CK Asset Holdings Ltd.	725,500	5,743,281
Hang Seng Bank Ltd.	322,300	8,047,939
Link REIT	388,000	3,538,321
Melco Resorts & Entertainment Ltd. ADR	317,000	8,876,000

		26,205,541

India—11.4%
HDFC Bank Ltd. ADR	40,800	4,284,816
Hindustan Unilever Ltd.	152,660	3,645,272
Indraprastha Gas Ltd. (d)	225,381	833,119
Jubilant Foodworks Ltd.	316,082	6,414,773
Oil & Natural Gas Corp., Ltd.	971,692	2,240,795
Tata Consultancy Services Ltd.	585,108	15,756,546
Tech Mahindra Ltd.	914,249	8,713,572

		41,888,893

Indonesia—1.0%
Bank Central Asia Tbk PT	2,568,100	3,835,277

Korea (Republic of)—11.3%
GS Engineering & Construction Corp.	50,692	2,095,278
Hotel Shilla Co., Ltd.	48,510	5,373,239
KB Financial Group, Inc.	26,387	1,242,082
LG Electronics, Inc.	37,050	2,758,565
Lotte Chemical Corp.	4,903	1,528,418

	Shares	Value
POSCO	27,820	$8,208,561
Samsung Electronics Co., Ltd.	185,750	7,780,987
SK Hynix, Inc.	162,498	12,473,218

		41,460,348

Malaysia—1.8%
Malayan Banking Bhd.	427,800	952,796
Public Bank Bhd.	958,000	5,541,946

		6,494,742

Peru—3.3%
Credicorp Ltd.	54,796	12,335,675

Russian Federation—6.0%
LUKOIL PJSC ADR	252,596	17,411,443
Mobile TeleSystems PJSC ADR	340,300	3,004,849
Sberbank of Russia PJSC (b)(c)	498,136	1,733,513

		22,149,805

South Africa—0.8%
Astral Foods Ltd.	80,910	1,683,553
Exxaro Resources Ltd.	133,117	1,215,365

		2,898,918

Taiwan—7.5%
Cathay Financial Holding Co., Ltd.	4,469,000	7,871,707
Chlitina Holding Ltd.	123,000	1,195,929
CTBC Financial Holding Co., Ltd.	2,589,000	1,860,242
Formosa Chemicals & Fibre Corp.	1,014,000	4,035,017
Grand Pacific Petrochemical	1,831,000	1,756,657
Powertech Technology, Inc.	335,000	971,020
Taiwan Semiconductor Manufacturing Co., Ltd.	1,385,000	9,834,987

		27,525,559

Thailand—3.6%
Land & Houses PCL (b)(c)	4,252,700	1,450,514
PTT Exploration & Production PCL (b)(c)	1,226,800	5,193,280
PTT Global Chemical PCL (b)(c)	602,200	1,325,598
PTT PCL (b)(c)	3,741,000	5,408,629

		13,378,021

Turkey—2.3%
Eregli Demir ve Celik Fabrikalari TAS	2,045,793	4,537,168
Turk Hava Yollari AO (d)	1,348,969	3,978,433

		8,515,601

United Kingdom—1.1%
Mondi PLC	145,346	3,921,156

United States—1.5%
Copa Holdings S.A., Class A	31,900	3,018,378
Lear Corp.	12,734	2,366,105

		5,384,483

Total Common Stock (cost—$331,873,938)		350,819,520

	Shares	Value
Preferred Stock—0.7%
Russian Federation—0.7%
Surgutneftegas OJSC (b)(c) (cost—$2,539,291)	4,644,024	$2,322,012

	Principal Amount (000s)
Repurchase Agreements—2.9%
State Street Bank and Trust Co., dated 6/29/18, 0.35%, due 7/2/18, proceeds $10,829,316; collateralized by U.S. Treasury Notes, 2.25%, due 11/15/25, valued at $11,049,459 including accrued interest
(cost—$10,829,000)	$10,829	10,829,000

Total Investments (cost—$345,242,229) (a)—98.9%		363,970,532

Other assets less liabilities—1.1%		4,121,419

Net Assets—100.0%		$368,091,951

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $257,536,915, representing 70.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Securities with an aggregate value of $17,433,546, representing 4.7% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Non-income producing.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	65

Schedule of Investments

June 30, 2018

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	18.3%
Oil, Gas & Consumable Fuels	14.8%
Internet Software & Services	12.3%
IT Services	6.6%
Semiconductors & Semiconductor Equipment	6.3%
Hotels, Restaurants & Leisure	4.2%
Insurance	4.0%
Metals & Mining	3.5%
Real Estate Management & Development	3.1%
Paper & Forest Products	2.6%
Airlines	2.4%
Personal Products	2.4%
Chemicals	2.4%
Technology Hardware, Storage & Peripherals	2.1%
Specialty Retail	1.8%
Machinery	1.5%
Household Products	1.0%
Equity Real Estate Investment Trusts (REITs)	1.0%
Wireless Telecommunication Services	0.8%
Construction Materials	0.8%
Household Durables	0.8%
Auto Components	0.6%
Textiles, Apparel & Luxury Goods	0.6%
Construction & Engineering	0.6%
Diversified Consumer Services	0.5%
Food Products	0.5%
Pharmaceuticals	0.3%
Gas Utilities	0.2%
Repurchase Agreements	2.9%
Other assets less liabilities	1.1%

100.0%

AllianzGI Focused Growth Fund

	Shares	Value
Common Stock—99.5%
Aerospace & Defense—2.9%
Lockheed Martin Corp.	104,962	$31,008,924

Banks—2.5%
Bank of America Corp.	943,570	26,599,238

Beverages—1.9%
Constellation Brands, Inc., Class A	91,943	20,123,564

Biotechnology—2.5%
AbbVie, Inc.	292,030	27,056,579

Capital Markets—3.1%
MSCI, Inc.	204,585	33,844,497

Chemicals—1.7%
DowDuPont, Inc.	273,465	18,026,813

Construction Materials—1.3%
Vulcan Materials Co.	113,595	14,660,571

Electronic Equipment, Instruments & Components—0.7%
Coherent, Inc. (a)	52,000	8,133,840

Healthcare Providers & Services—8.2%
Anthem, Inc.	85,220	20,284,917
CVS Health Corp.	226,080	14,548,248
UnitedHealth Group, Inc.	219,080	53,749,087

		88,582,252

Hotels, Restaurants & Leisure—0.9%
MGM Resorts International	342,680	9,948,000

Internet & Catalog Retail—8.1%
Amazon.com, Inc. (a)	51,557	87,636,589

Internet Software & Services—11.3%
Alphabet, Inc., Class A (a)	27,454	31,000,782
Facebook, Inc., Class A (a)	321,916	62,554,717
Tencent Holdings Ltd. ADR	576,495	28,968,874

		122,524,373

IT Services—11.9%
Mastercard, Inc., Class A	82,205	16,154,927
PayPal Holdings, Inc. (a)	308,275	25,670,059
Square, Inc. Class A (a)	473,250	29,171,130
Visa, Inc., Class A	435,780	57,719,061

		128,715,177

Machinery—3.9%
Fortive Corp.	368,495	28,414,649
Parker-Hannifin Corp.	86,560	13,490,376

		41,905,025

Oil, Gas & Consumable Fuels—2.0%
EOG Resources, Inc.	177,350	22,067,660

Personal Products—1.8%
Estee Lauder Cos., Inc., Class A	134,285	19,161,127

Pharmaceuticals—2.5%
Zoetis, Inc.	313,380	26,696,842

Road & Rail—3.1%
Union Pacific Corp.	238,165	33,743,217

	Shares	Value
Semiconductors & Semiconductor Equipment—4.3%
Applied Materials, Inc.	489,325	$22,601,922
Broadcom, Inc.	53,510	12,983,666
NVIDIA Corp.	46,220	10,949,518

		46,535,106

Software—10.2%
Microsoft Corp.	482,880	47,616,797
Salesforce.com, Inc. (a)	313,880	42,813,232
ServiceNow, Inc. (a)	118,705	20,473,051

		110,903,080

Specialty Retail—7.5%
Burlington Stores, Inc. (a)	214,390	32,272,127
Floor & Decor Holdings, Inc., Class A (a)	275,110	13,571,176
Home Depot, Inc.	183,878	35,874,598

		81,717,901

Technology Hardware, Storage & Peripherals—5.0%
Apple, Inc.	293,625	54,352,924

Trading Companies & Distributors—2.2%
United Rentals, Inc. (a)	164,595	24,297,514

Total Common Stock (cost—$616,649,049)		1,078,240,813

	Principal Amount (000s)
Repurchase Agreements—0.6%
State Street Bank and Trust Co., dated 6/29/18, 0.35%, due 7/2/18, proceeds $6,652,194; collateralized by U.S. Treasury Notes, 2.25%, due 11/15/25, valued at $6,785,940 including accrued interest
(cost—$6,652,000)	$6,652	6,652,000

Total Investments (cost—$623,301,049)—100.1%		1,084,892,813

Liabilities in excess of other assets—(0.1)%		(1,264,915)

Net Assets—100.0%		$1,083,627,898

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

ADR—American Depositary Receipt

66	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2018

AllianzGI Global Natural Resources Fund

	Shares	Value
Common Stock—97.3%
Australia—4.5%
BHP Billiton Ltd.	29,027	$726,314
South32 Ltd.	75,302	201,081

		927,395

Canada—7.6%
Canadian Natural Resources Ltd.	6,162	222,407
Enbridge, Inc.	7,020	250,972
First Quantum Minerals Ltd.	7,053	103,919
Lundin Mining Corp.	17,173	95,489
Nutrien Ltd.	5,037	274,024
Suncor Energy, Inc.	11,651	474,140
Teck Resources Ltd., Class B	6,120	155,754

		1,576,705

Denmark—0.3%
Vestas Wind Systems A/S	966	59,637

France—5.5%
Air Liquide S.A.	2,320	290,801
ArcelorMittal	5,030	146,754
Total S.A.	11,557	701,807

		1,139,362

Germany—1.7%
BASF SE	3,675	350,847

Japan—0.6%
Shin-Etsu Chemical Co., Ltd.	1,500	133,303

United Kingdom—15.1%
BP PLC	102,917	783,046
Glencore PLC (c)	74,145	352,025
Rio Tinto PLC	10,939	602,941
Royal Dutch Shell PLC, Class A	22,584	781,608
Royal Dutch Shell PLC, Class B	16,870	604,165

		3,123,785

United States—62.0%
Air Products & Chemicals, Inc.	1,895	295,108
Anadarko Petroleum Corp.	3,815	279,449
Baker Hughes a GE Co.	6,055	199,997
Cabot Oil & Gas Corp.	9,665	230,027
Callon Petroleum Co. (c)	13,325	143,110
CF Industries Holdings, Inc.	4,665	207,126
Chevron Corp.	9,085	1,148,617
Concho Resources, Inc. (b)(c)	1,975	273,241
ConocoPhillips	8,295	577,498
Continental Resources, Inc. (c)	5,290	342,580
Core Laboratories NV	1,435	181,111
Devon Energy Corp.	5,485	241,121
Diamondback Energy, Inc.	1,660	218,406
DowDuPont, Inc.	7,885	519,779
Ecolab, Inc. (b)	2,095	293,991
EOG Resources, Inc.	5,520	686,854
Exxon Mobil Corp.	13,835	1,144,570
FMC Corp.	3,125	278,781
Halliburton Co. (b)	5,255	236,790
Huntsman Corp.	3,545	103,514
Kansas City Southern	1,405	148,874
Kinder Morgan, Inc.	18,210	321,771
LyondellBasell Industries NV, Class A	1,875	205,969
Marathon Oil Corp.	16,025	334,281
Marathon Petroleum Corp.	3,250	228,020
National Oilwell Varco, Inc.	6,050	262,570
Occidental Petroleum Corp.	10,110	846,005

	Shares	Value
Parsley Energy, Inc., Class A (c)	7,575	$229,371
Phillips 66	3,130	351,530
Pioneer Natural Resources Co.	2,213	418,788
Schlumberger Ltd.	6,545	438,711
SM Energy Co.	5,450	140,010
Transocean Ltd. (c)	12,200	163,968
Union Pacific Corp.	1,735	245,815
Valero Energy Corp.	2,720	301,458
Williams Cos., Inc.	11,360	307,970
WPX Energy, Inc. (c)	14,165	255,395

		12,802,176

Total Common Stock (cost—$17,587,103)		20,113,210

Exchange-Traded Funds—1.3%
Invesco Solar	4,790	110,650
VanEck Vectors Gold Miners	6,995	156,059

Total Exchange-Traded Funds (cost—$255,940)		266,709

	Principal Amount (000s)
Repurchase Agreements—2.3%
State Street Bank and Trust Co., dated 6/29/18, 0.35%, due 7/2/18, proceeds $465,014; collateralized by U.S. Treasury Notes, 2.25%, due 11/15/25, valued at $477,476 including accrued interest
(cost—$465,000)	$465	465,000

Total Investments (cost—$18,308,043) (a)—100.9%		20,844,919

Liabilities in excess of other assets—(0.9)%		(183,120)

Net Assets—100.0%		$20,661,799

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $5,734,329, representing 27.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) All or partial amount segregated for the benefit of the counterparty as collateral for options written. There were no open options written at June 30, 2018, however the Fund had securities segregated as collateral for any transactions in the future.

(c) Non-income producing.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Oil, Gas & Consumable Fuels	62.1%
Chemicals	14.3%
Metals & Mining	11.5%
Energy Equipment & Services	7.2%
Road & Rail	1.9%
Exchange-Traded Funds	1.3%
Electrical Equipment	0.3%
Repurchase Agreements	2.3%
Liabilities in excess of other assets	(0.9)%

100.00%

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	67

Schedule of Investments

June 30, 2018

AllianzGI Global Small-Cap Fund

	Shares	Value
Common Stock—95.6%
Australia—1.7%
ALS Ltd.	84,515	$471,162
Beach Energy Ltd.	264,729	342,659
Boral Ltd.	123,911	597,810
Challenger Ltd.	41,895	366,633
Downer EDI Ltd.	118,757	594,549
GUD Holdings Ltd.	28,869	302,331
Santos Ltd. (c)	142,535	660,172

		3,335,316

Austria—1.7%
Schoeller-Bleckmann Oilfield Equipment AG	8,795	1,055,596
UNIQA Insurance Group AG	119,657	1,099,324
Wienerberger AG	48,603	1,212,337

		3,367,257

China—0.7%
Angel Yeast Co., Ltd., Class A	86,600	464,869
China Everbright Greentech Ltd. (a)	309,488	322,694
CIFI Holdings Group Co., Ltd.	322,000	203,972
Sunny Optical Technology Group Co., Ltd.	9,400	174,345
Zhejiang Dingli Machinery Co., Ltd., Class A	25,874	180,655

		1,346,535

Denmark—2.0%
Ambu A/S, Class B	45,124	1,517,949
FLSmidth & Co. A/S	18,279	1,090,639
SimCorp A/S	15,364	1,240,889

		3,849,477

Finland—1.0%
Huhtamaki Oyj	24,383	899,162
Outotec Oyj (c)	137,295	1,088,598

		1,987,760

France—2.6%
APERAM S.A.	22,500	964,411
Ingenico Group S.A.	7,351	659,122
Korian S.A.	17,318	583,808
Nexity S.A.	21,972	1,387,112
Sartorius Stedim Biotech	14,372	1,499,323

		5,093,776

Germany—2.7%
Aareal Bank AG	29,820	1,308,238
Bechtle AG	17,218	1,323,435
CANCOM SE	14,192	1,442,064
Hella GmbH & Co. KGaA	20,462	1,142,544

		5,216,281

Hong Kong—0.9%
Johnson Electric Holdings Ltd.	190,000	553,312
Man Wah Holdings Ltd.	119,200	93,304
Melco International Development Ltd.	105,000	322,098
Microport Scientific Corp.	226,000	272,668
Sa Sa International Holdings Ltd.	294,000	186,261
Techtronic Industries Co., Ltd.	65,000	361,003

		1,788,646

Indonesia—0.2%
Jasa Marga Persero Tbk PT	1,264,400	368,316

Italy—1.1%
Buzzi Unicem SpA	48,074	1,174,594
De’ Longhi SpA	36,668	1,036,886

		2,211,480

	Shares	Value
Japan—12.9%
Arata Corp. (c)	12,200	$736,464
COMSYS Holdings Corp. (c)	66,100	1,749,476
Gunma Bank Ltd. (c)	274,992	1,439,518
Ichigo, Inc. (c)	284,100	1,330,709
Japan Lifeline Co., Ltd. (c)	22,300	546,710
Kenko Mayonnaise Co., Ltd. (c)	18,100	665,323
KH Neochem Co., Ltd. (c)	57,100	1,727,664
Lion Corp. (c)	60,300	1,103,384
MISUMI Group, Inc. (c)	34,900	1,015,408
Mitsubishi UFJ Lease & Finance Co., Ltd. (c)	278,300	1,706,082
Mitsui Mining & Smelting Co., Ltd. (c)	8,900	377,736
Miura Co., Ltd. (c)	40,600	985,153
Morinaga Milk Industry Co., Ltd. (c)	27,700	1,035,183
Nippon Carbon Co., Ltd. (c)	10,500	586,817
Nippon Shinyaku Co., Ltd. (c)	11,200	695,050
Nippon Thompson Co., Ltd. (c)	50,100	392,171
Okamura Corp. (c)	99,400	1,459,575
Persol Holdings Co., Ltd. (c)	30,800	685,928
Pigeon Corp. (c)	32,600	1,584,267
Rengo Co., Ltd. (c)	188,800	1,660,531
Rohto Pharmaceutical Co., Ltd. (c)	32,600	1,044,536
SCREEN Holdings Co., Ltd. (c)	10,800	756,367
Start Today Co., Ltd. (c)	17,100	618,687
Ube Industries Ltd. (c)	37,300	968,507

		24,871,246

Korea (Republic of)—0.0%
HyVision System, Inc.	6,100	78,282

Netherlands—1.1%
Aalberts Industries NV	23,101	1,103,546
ASR Nederland NV	25,785	1,049,988

		2,153,534

Norway—0.8%
Elkem ASA (a)(c)	314,956	1,459,856

Singapore—0.2%
Venture Corp., Ltd.	25,100	327,932

Spain—1.2%
Melia Hotels International S.A.	84,508	1,155,956
Unicaja Banco S.A. (a)	647,481	1,108,859

		2,264,815

Sweden—1.3%
AAK AB	95,706	1,518,862
Fastighets AB Balder, Class B (c)	39,219	1,020,541

		2,539,403

Switzerland—3.0%
ams AG	15,698	1,164,165
Galenica AG (a)(c)	22,608	1,198,527
Georg Fischer AG	832	1,062,450
Interroll Holding AG	721	1,264,761
OC Oerlikon Corp. AG (c)	71,354	1,087,059

		5,776,962

Taiwan—1.0%
ASPEED Technology, Inc.	11,000	287,998
Chipbond Technology Corp.	181,000	374,503
Ennoconn Corp.	33,113	479,688
Faraday Technology Corp.	209,000	408,858
Globalwafers Co., Ltd.	26,000	430,454

		1,981,501

	Shares	Value
United Kingdom—5.2%
ASOS PLC (c)	15,394	$1,234,797
Auto Trader Group PLC (a)	238,766	1,338,138
Genus PLC	37,467	1,299,587
Intermediate Capital Group PLC	96,728	1,401,289
RPC Group PLC	98,878	973,522
Senior PLC	369,527	1,477,404
Spectris PLC	25,690	882,667
Tullow Oil PLC (c)	423,388	1,362,309

		9,969,713

United States—54.3%
AAR Corp.	36,338	1,689,354
Air Lease Corp.	39,102	1,641,111
Air Transport Services Group, Inc. (c)	65,080	1,470,157
Alcoa Corp. (c)	18,702	876,750
Allegheny Technologies, Inc. (c)	30,184	758,222
Ameris Bancorp	32,342	1,725,446
Avanos Medical, Inc. (c)	23,326	1,335,413
Berry Global Group, Inc. (c)	9,584	440,289
Bio-Rad Laboratories, Inc., Class A (c)	5,629	1,624,192
Bluebird Bio, Inc. (c)	3,549	557,016
Boingo Wireless, Inc. (c)	39,978	903,103
Bright Horizons Family Solutions, Inc. (c)	16,357	1,676,920
Brink’s Co.	16,319	1,301,440
Brown & Brown, Inc.	59,048	1,637,401
Callaway Golf Co.	45,183	857,121
Callon Petroleum Co. (c)	128,360	1,378,586
Carter’s, Inc.	11,588	1,256,023
Catalent, Inc. (c)	25,856	1,083,108
CBIZ, Inc. (c)	34,324	789,452
CenterState Bank Corp.	53,843	1,605,598
Charles River Laboratories International, Inc. (c)	8,803	988,225
Chart Industries, Inc. (c)	15,109	931,923
Children’s Place, Inc.	10,314	1,245,931
Churchill Downs, Inc.	3,728	1,105,352
Columbus McKinnon Corp.	29,990	1,300,366
DineEquity, Inc.	11,354	849,279
Dolby Laboratories, Inc., Class A	22,561	1,391,788
Eagle Materials, Inc.	6,917	726,077
Energen Corp. (c)	27,047	1,969,563
EnPro Industries, Inc.	9,433	659,838
Entegris, Inc.	20,365	690,373
EPAM Systems, Inc. (c)	10,164	1,263,690
Equity LifeStyle Properties, Inc. REIT	15,444	1,419,304
Essent Group Ltd. (c)	12,513	448,216
Everbridge, Inc. (c)	11,671	553,439
Exelixis, Inc. (c)	16,335	351,529
First Industrial Realty Trust, Inc. REIT	45,628	1,521,238
First Merchants Corp.	37,778	1,752,899
Five9, Inc. (c)	16,017	553,708
G-III Apparel Group Ltd. (c)	21,338	947,407
Gardner Denver Holdings, Inc. (c)	30,557	898,070
Golden Entertainment, Inc. (c)	54,749	1,477,675
Granite Construction, Inc.	23,826	1,326,155
GTT Communications, Inc. (c)	22,807	1,026,315
Harsco Corp. (c)	22,406	495,173
Healthcare Services Group, Inc.	28,861	1,246,507
Hill-Rom Holdings, Inc.	19,027	1,661,818
Howard Hughes Corp. (c)	9,920	1,314,400
Huntsman Corp.	21,713	634,020

68	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2018

	Shares	Value
ImmunoGen, Inc. (c)	52,168	$507,595
Ingevity Corp. (c)	18,670	1,509,656
Instructure, Inc. (c)	15,862	674,928
KAR Auction Services, Inc.	22,216	1,217,437
Keysight Technologies, Inc. (c)	12,934	763,494
Kilroy Realty Corp. REIT	18,905	1,429,974
Kinsale Capital Group, Inc.	33,666	1,846,917
Kratos Defense & Security Solutions, Inc. (c)	61,706	710,236
Lamb Weston Holdings, Inc.	23,116	1,583,677
Ligand Pharmaceuticals, Inc. (c)	2,032	420,969
LogMeIn, Inc.	5,424	560,028
LPL Financial Holdings, Inc.	25,244	1,654,492
MDU Resources Group, Inc.	22,563	647,107
Merit Medical Systems, Inc. (c)	33,634	1,722,061
Monolithic Power Systems, Inc.	8,156	1,090,213
Neurocrine Biosciences, Inc. (c)	7,247	711,945
Novocure Ltd. (c)	22,169	693,890
Nutanix, Inc., Class A (c)	10,952	564,795
ORBCOMM, Inc. (c)	70,824	715,322
Pacific Premier Bancorp, Inc. (c)	41,354	1,577,655
Penn Virginia Corp. (c)	7,743	657,303
Performance Food Group Co. (c)	43,451	1,594,652
Pinnacle Foods, Inc.	10,084	656,065
Pool Corp.	7,020	1,063,530
PRA Health Sciences, Inc. (c)	16,820	1,570,315
Preferred Bank	26,750	1,644,055
ProPetro Holding Corp. (c)	86,617	1,358,155
PTC, Inc. (c)	7,926	743,538
Rapid7, Inc. (c)	18,718	528,222
RealPage, Inc. (c)	12,843	707,649
Retail Opportunity Investments Corp.	45,270	867,373
Sage Therapeutics, Inc. (c)	2,983	466,929
Seacoast Banking Corp. of Florida (c)	34,273	1,082,341
Service Corp. International	46,884	1,677,978
Simply Good Foods Co. (c)	80,831	1,167,200
STAG Industrial, Inc. REIT	59,312	1,615,066
Supernus Pharmaceuticals, Inc. (c)	15,412	922,408
Texas Roadhouse, Inc.	10,395	680,976
TopBuild Corp. (c)	8,608	674,351
Tyler Technologies, Inc. (c)	2,467	547,921
USA Technologies, Inc. (c)	54,898	768,572
Visteon Corp. (c)	6,773	875,343
WellCare Health Plans, Inc. (c)	8,812	2,169,867
West Pharmaceutical Services, Inc.	6,999	694,931
Western Alliance Bancorp (c)	29,454	1,667,391
WildHorse Resource Development Corp. (c)	39,136	992,489
XPO Logistics, Inc. (c)	4,262	426,967
Zendesk, Inc. (c)	10,037	546,916
Zynga, Inc., Class A (c)	153,247	623,715

		104,951,589

Total Common Stock (cost—$149,168,199)		184,939,677

Preferred Stock—0.5%
Germany—0.5%
Jungheinrich AG (cost—$853,454)	28,100	1,038,780

	Principal Amount (000s)	Value
Repurchase Agreements—3.4%

State Street Bank and Trust Co., dated 6/29/18, 0.35%, due 7/2/18, proceeds $6,517,190; collateralized by U.S. Treasury Inflation Indexed Notes, 0.25%, due 1/15/25, valued at $6,650,925 including accrued interest

(cost—$6,517,000)	$6,517	$6,517,000

Total Investments (cost—$156,538,653) (b)—99.5%		192,495,457

Other assets less liabilities—0.5%		948,794

Net Assets—100.0%		$193,444,251

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $5,428,074, representing 2.8% of net assets.

(b) Securities with an aggregate value of $81,026,868, representing 41.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	7.0%
Machinery	5.9%
Healthcare Equipment & Supplies	4.9%
Oil, Gas & Consumable Fuels	3.8%
Food Products	3.7%
Equity Real Estate Investment Trusts (REITs)	3.5%
Chemicals	3.3%
Commercial Services & Supplies	3.0%
Insurance	2.9%
Hotels, Restaurants & Leisure	2.9%
Software	2.8%
Semiconductors & Semiconductor Equipment	2.7%
Pharmaceuticals	2.6%
Internet Software & Services	2.4%
Biotechnology	2.2%
Electronic Equipment, Instruments & Components	2.2%
Life Sciences Tools & Services	2.2%
Construction & Engineering	2.2%
Metals & Mining	2.1%
IT Services	2.1%
Containers & Packaging	2.1%
Real Estate Management & Development	2.0%
Aerospace & Defense	2.0%
Construction Materials	1.9%
Diversified Financial Services	1.8%
Diversified Consumer Services	1.7%
Healthcare Providers & Services	1.7%
Capital Markets	1.6%
Household Products	1.4%
Trading Companies & Distributors	1.4%
Energy Equipment & Services	1.2%
Auto Components	1.2%
Textiles, Apparel & Luxury Goods	1.1%
Household Durables	1.1%
Professional Services	1.0%
Air Freight & Logistics	1.0%
Internet & Catalog Retail	1.0%
Distributors	0.9%
Thrifts & Mortgage Finance	0.9%
Food & Staples Retailing	0.8%
Specialty Retail	0.7%
Technology Hardware, Storage & Peripherals	0.6%
Electrical Equipment	0.6%
Wireless Telecommunication Services	0.5%
Leisure Equipment & Products	0.4%
Diversified Telecommunication Services	0.4%
Multi-Utilities	0.3%
Transportation Infrastructure	0.2%
Independent Power Producers & Energy Traders	0.2%
Repurchase Agreements	3.4%
Other assets less liabilities	0.5%

100.0%

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	69

Schedule of Investments

June 30, 2018

AllianzGI Health Sciences Fund

	Shares	Value
Common Stock—98.5%
Biotechnology—26.7%
AbbVie, Inc.	51,051	$4,729,875
Agios Pharmaceuticals, Inc. (d)	4,285	360,926
Alexion Pharmaceuticals, Inc. (d)	7,950	986,992
Alnylam Pharmaceuticals, Inc. (d)	10,560	1,040,054
Amgen, Inc.	26,250	4,845,487
Amicus Therapeutics, Inc. (d)	70,585	1,102,538
Array BioPharma, Inc. (d)	25,555	428,813
Ascendis Pharma A/S ADR (d)	11,495	764,647
BeiGene Ltd. ADR (d)	4,445	683,330
Biogen, Inc. (d)	4,718	1,369,352
BioMarin Pharmaceutical, Inc. (d)	9,354	881,147
Bluebird Bio, Inc. (d)	5,185	813,786
Blueprint Medicines Corp. (d)	3,485	221,228
Celgene Corp. (d)	14,050	1,115,851
Clovis Oncology, Inc. (d)	21,810	991,701
CRISPR Therapeutics AG (d)	12,500	734,500
CytomX Therapeutics, Inc. (d)	35,210	804,901
Denali Therapeutics, Inc. (d)	27,600	420,900
Editas Medicine, Inc. (d)	17,220	616,993
Exelixis, Inc. (d)	76,645	1,649,400
Gilead Sciences, Inc.	67,441	4,777,520
Heron Therapeutics, Inc. (d)	23,830	925,795
Incyte Corp. (d)	27,698	1,855,766
Insmed, Inc. (d)	13,415	317,265
Iovance Biotherapeutics, Inc. (d)	62,075	794,560
Neurocrine Biosciences, Inc. (d)	11,900	1,169,056
Portola Pharmaceuticals, Inc. (d)	5,205	196,593
Regeneron Pharmaceuticals, Inc. (d)	2,625	905,599
REGENXBIO, Inc. (d)	14,985	1,075,174
Vertex Pharmaceuticals, Inc. (d)	23,695	4,027,202

		40,606,951

Food & Staples Retailing—2.9%
CVS Health Corp.	70,315	4,524,770

Healthcare Equipment & Supplies—17.1%
Abbott Laboratories	77,728	4,740,631
ABIOMED, Inc. (d)	3,288	1,344,956
Baxter International, Inc.	35,556	2,625,455
Becton Dickinson and Co.	8,695	2,082,974
Boston Scientific Corp. (d)	99,227	3,244,723
Edwards Lifesciences Corp. (d)	11,785	1,715,542
Hill-Rom Holdings, Inc.	13,020	1,137,167
Intuitive Surgical, Inc. (d)	5,280	2,526,374
Nevro Corp. (d)	18,900	1,509,165
Quotient Ltd. (d)	152,575	1,225,177
Teleflex, Inc.	8,555	2,294,537
Zimmer Biomet Holdings, Inc.	14,220	1,584,677

		26,031,378

Healthcare Providers & Services—18.8%
Aetna, Inc.	10,500	1,926,750
AmerisourceBergen Corp.	5,155	439,567
Anthem, Inc.	29,280	6,969,518
Centene Corp. (d)	21,805	2,686,594
Express Scripts Holding Co. (d)	17,250	1,331,873
LifePoint Health, Inc. (d)	14,375	701,500
Quest Diagnostics, Inc.	10,630	1,168,662
UnitedHealth Group, Inc.	54,681	13,415,437

		28,639,901

	Shares	Value
Life Sciences Tools & Services—7.2%
Agilent Technologies, Inc.	75,695	$4,680,979
Illumina, Inc. (d)	5,390	1,505,373
PerkinElmer, Inc.	15,080	1,104,308
Thermo Fisher Scientific, Inc.	17,520	3,629,093

		10,919,753

Pharmaceuticals—25.8%
AIT Therapeutics, Inc. (d)	123,899	427,452
Allergan PLC	14,651	2,442,615
AstraZeneca PLC ADR	42,685	1,498,670
Bristol-Myers Squibb Co.	75,835	4,196,709
Catalent, Inc. (d)	55,245	2,314,213
Eli Lilly & Co.	19,055	1,625,963
Johnson & Johnson	60,582	7,351,020
Medicines Co. (d)	18,480	678,216
Merck & Co., Inc.	55,982	3,398,107
Mylan NV (d)	79,515	2,873,672
Novartis AG ADR	19,878	1,501,584
Novo Nordisk A/S, Class B	12,462	575,627
Odonate Therapeutics, Inc. (d)	31,000	684,480
Pfizer, Inc.	148,894	5,401,874
Roche Holding AG	5,120	1,135,913
Zoetis, Inc.	36,945	3,147,345

		39,253,460

Total Common Stock (cost—$128,121,082)		149,976,213

	Units
Warrants—0.1%
Pharmaceuticals—0.1%
AIT Therapeutics, Inc., (b)(c)(d) (cost—$1,239)	123,899	75,826

	Principal Amount (000s)
Repurchase Agreements—1.6%
State Street Bank and Trust Co., dated 6/29/18, 0.35%, due 7/2/18, proceeds $2,473,072; collateralized by U.S. Treasury Notes, 2.25%, due 11/15/25, valued at $2,527,244 including accrued interest
(cost—$2,473,000)	$2,473	2,473,000

Total Investments (cost—$130,595,321) (a)—100.2%		152,525,039

Liabilities in excess of other assets—(0.2)%		(331,096)

Net Assets—100.0%		$152,193,943

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $1,711,540, representing 1.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Security with a value of $75,826, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Non-income producing.

Glossary:

ADR—American Depositary Receipt

70	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2018

AllianzGI Income & Growth Fund

	Shares	Value
Common Stock—34.4%
Advertising—0.0%
Affinion Group Holdings, Inc. Class A (cost—$1,422,155; purchased 11/4/15) (a)(d)(f)(h)(j)	80,205	$1,073,143
Mood Media Corp. (d)(f)(j)	286,500	312,285

		1,385,428

Aerospace & Defense—1.1%
Arconic, Inc.	286,070	4,866,051
Boeing Co. (g)	56,500	18,956,315
Erickson, Inc. (d)(f)(j)	10,866	354,775
Raytheon Co.	80,100	15,473,718

		39,650,859

Apparel & Textiles—0.0%
Quiksilver, Inc. (d)(f)(j)	2,328	60,947

Automobiles—0.4%
Ford Motor Co.	1,199,700	13,280,679

Banks—1.4%
Bank of America Corp.	838,500	23,637,315
JPMorgan Chase & Co. (g)	260,500	27,144,100

		50,781,415

Beverages—0.4%
PepsiCo, Inc. (g)	120,300	13,097,061

Biotechnology—2.0%
AbbVie, Inc.	215,900	20,003,135
Biogen, Inc. (j)	54,800	15,905,152
Gilead Sciences, Inc.	239,250	16,948,470
Vertex Pharmaceuticals, Inc. (j)	137,300	23,335,508

		76,192,265

Building Products—0.3%
Johnson Controls International PLC	370,382	12,389,278

Chemicals—0.6%
Chemours Co.	238,400	10,575,424
DowDuPont, Inc. (g)	178,600	11,773,312

		22,348,736

Construction & Engineering—0.3%
Fluor Corp.	209,800	10,234,044

Diversified Telecommunication Services—0.3%
Verizon Communications, Inc.	211,200	10,625,472

Electronic Equipment, Instruments & Components—0.3%
Amphenol Corp. Class A	109,600	9,551,640

Energy Equipment & Services—0.4%
National Oilwell Varco, Inc.	93,000	4,036,200
Schlumberger Ltd.	172,400	11,555,972

		15,592,172

Food & Staples Retailing—1.3%
Costco Wholesale Corp. (g)	83,200	17,387,136
Kroger Co.	472,000	13,428,400
Walgreens Boots Alliance, Inc.	286,600	17,200,299

		48,015,835

Food Products—0.2%
Archer-Daniels-Midland Co.	159,650	7,316,759

Healthcare Equipment & Supplies—1.1%
Baxter International, Inc.	300,700	22,203,688
Intuitive Surgical, Inc. (g)(j)	41,800	20,000,464

		42,204,152

	Shares	Value
Healthcare Providers & Services—1.3%
Laboratory Corp. of America Holdings (g)(j)	17,400	$3,123,822
McKesson Corp.	114,300	15,247,620
UnitedHealth Group, Inc. (g)	123,700	30,348,558

		48,720,000

Hotels, Restaurants & Leisure—1.2%
McDonald’s Corp.	117,200	18,364,068
Starbucks Corp.	325,600	15,905,560
Wynn Resorts Ltd. (g)	54,700	9,153,498

		43,423,126

Household Durables—0.4%
DR Horton, Inc. (g)	320,000	13,120,000

Independent Power Producers & Energy Traders—0.1%
Vistra Energy Corp. (j)	144,101	3,409,430

Industrial Conglomerates—0.6%
3M Co. (g)	50,100	9,855,672
General Electric Co.	326,200	4,439,582
Honeywell International, Inc. (g)	58,700	8,455,735

		22,750,989

Internet & Catalog Retail—1.6%
Amazon.com, Inc. (g)(j)	23,200	39,435,360
Netflix, Inc. (g)(j)	55,900	21,880,937

		61,316,297

Internet Software & Services—2.5%
Alibaba Group Holding Ltd. ADR (g)(j)	114,600	21,261,738
Alphabet, Inc., Class A (g)(j)	32,900	37,150,351
Facebook, Inc., Class A (g)(j)	173,500	33,714,520

		92,126,609

IT Services—1.7%
International Business Machines Corp.	92,200	12,880,340
Square, Inc. Class A (g)(j)	177,100	10,916,444
Visa, Inc., Class A (g)	300,600	39,814,470

		63,611,254

Machinery—1.3%
Caterpillar, Inc.	202,500	27,473,175
Deere & Co. (g)	157,900	22,074,420

		49,547,595

Media—1.1%
Comcast Corp., Class A	437,700	14,360,937
LiveStyle, Inc. (a)(d)(f)(j)(l)	202,319	20
Postmedia Network Canada Corp. (d)(f)(j)	1,018,823	1,442,939
Walt Disney Co.	238,900	25,039,109

		40,843,005

Metals & Mining—0.2%
ArcelorMittal	180,611	5,197,984
Freeport-McMoRan, Inc.	113,100	1,952,106

		7,150,090

Multi-Line Retail—0.6%
Target Corp. (g)	299,900	22,828,388

Oil, Gas & Consumable Fuels—1.2%
Arch Coal, Inc., Class A	1,858	145,723
Chesapeake Energy Corp. (j)	1,250,759	6,553,977
Energy XXI Gulf Coast, Inc. (j)	44,964	397,482
Hercules Offshore, Inc. (d)(f)(j)	174,935	197,677
Linn Energy, Inc. (j)	25,527	986,618

	Shares	Value
Occidental Petroleum Corp. (g)	189,500	$15,857,360
Southwestern Energy Co. (j)	508,010	2,692,453
Talos Energy, Inc. (j)	98,625	3,168,821
Valero Energy Corp. (g)	136,900	15,172,627
Vanguard Natural Resources, Inc. (d)(f)(j)	12,187	125,039

		45,297,777

Pharmaceuticals—0.8%
Allergan PLC	99,241	16,545,459
Bristol-Myers Squibb Co.	242,700	13,431,018

		29,976,477

Road & Rail—0.6%
Union Pacific Corp. (g)	165,300	23,419,704

Semiconductors—0.0%
GT Advanced Technologies, Inc. (d)(f)(j)	463	10,552

Semiconductors & Semiconductor Equipment—3.4%
Broadcom, Inc. (g)	90,800	22,031,712
Intel Corp. (g)	420,900	20,922,939
Micron Technology, Inc. (g)(j)	379,100	19,880,004
NVIDIA Corp. (g)	123,900	29,351,910
QUALCOMM, Inc.	237,700	13,339,724
Texas Instruments, Inc.	196,000	21,609,000

		127,135,289

Software—3.6%
Adobe Systems, Inc. (g)(j)	133,900	32,646,159
Microsoft Corp. (g)	413,300	40,755,513
Oracle Corp.	194,600	8,574,076
Salesforce.com, Inc. (g)(j)	199,400	27,198,160
ServiceNow, Inc. (g)(j)	53,100	9,158,157
Take-Two Interactive Software, Inc. (g)(j)	139,700	16,534,892

		134,866,957

Specialty Retail—0.8%
Home Depot, Inc. (g)	160,400	31,294,040

Technology Hardware, Storage & Peripherals—1.2%
Apple, Inc.	213,100	39,446,941
NetApp, Inc. (g)	85,100	6,682,903
Western Digital Corp.	1,953	151,182

		46,281,026

Trading Companies & Distributors—0.1%
WESCO International, Inc. (j)	54,455	3,109,380

Total Common Stock (cost—$1,512,253,425)		1,282,964,727

	Principal Amount (000s)
Corporate Bonds & Notes—30.7%
Aerospace & Defense—0.6%
Arconic, Inc.,
5.90%, 2/1/27	$2,795	2,814,656
Kratos Defense & Security Solutions, Inc. (a)(b),
6.50%, 11/30/25	5,190	5,391,112
TransDigm, Inc.,
6.50%, 5/15/25	9,645	9,777,619
Triumph Group, Inc.,
7.75%, 8/15/25	4,175	4,143,688

		22,127,075

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	71

Schedule of Investments

June 30, 2018

	Principal Amount (000s)	Value
Auto Components—0.4%
American Axle & Manufacturing, Inc.,
6.625%, 10/15/22	$4,308	$4,426,470
Delphi Technologies PLC (a)(b),
5.00%, 10/1/25	8,155	7,798,219
Goodyear Tire & Rubber Co.,
5.125%, 11/15/23	3,350	3,328,225

		15,552,914

Auto Manufacturers—0.2%
Navistar International Corp. (a)(b),
6.625%, 11/1/25	8,585	8,864,012

Banks—0.1%
CIT Group, Inc.,
6.125%, 3/9/28	4,100	4,223,000

Building Materials—0.3%
Builders FirstSource, Inc. (a)(b),
5.625%, 9/1/24	7,415	7,257,431
Jeld-Wen, Inc. (a)(b),
4.875%, 12/15/27	4,635	4,322,138

		11,579,569

Chemicals—1.5%
Chemours Co.,
6.625%, 5/15/23	7,000	7,350,000
7.00%, 5/15/25	7,520	8,102,800
Kraton Polymers LLC (a)(b),
7.00%, 4/15/25	6,865	7,139,600
Olin Corp.,
5.00%, 2/1/30	8,130	7,713,337
Platform Specialty Products Corp. (a)(b),
6.50%, 2/1/22	8,445	8,613,900
PQ Corp. (a)(b),
5.75%, 12/15/25	2,140	2,123,950
Trinseo Materials Operating SCA (a)(b),
5.375%, 9/1/25	5,645	5,609,719
Tronox Finance PLC (a)(b),
5.75%, 10/1/25	5,510	5,365,363
Tronox, Inc. (a)(b),
6.50%, 4/15/26	4,765	4,747,131

		56,765,800

Coal—0.1%
CNX Resources Corp.,
5.875%, 4/15/22	5,530	5,572,526

Commercial Services—1.4%
Cardtronics, Inc.,
5.125%, 8/1/22	3,105	2,980,800
5.50%, 5/1/25 (a)(b)	2,490	2,265,900
Cenveo Corp. (a)(b)(c),
6.00%, 8/1/19	2,060	762,200
6.00%, 5/15/24 (cost—$10,157,479; purchased 3/22/12-3/11/16) (h)	8,116	446,380
8.50%, 9/15/22	1,520	38,000
Gartner, Inc. (a)(b),
5.125%, 4/1/25	5,090	5,077,275
Hertz Corp. (a)(b),
5.50%, 10/15/24	5,215	4,126,369
KAR Auction Services, Inc. (a)(b),
5.125%, 6/1/25	7,285	6,975,387
Live Nation Entertainment, Inc. (a)(b),
5.625%, 3/15/26	3,885	3,865,575
Monitronics International, Inc.,
9.125%, 4/1/20	6,450	4,176,375

	Principal Amount (000s)	Value
RR Donnelley & Sons Co.,
6.00%, 4/1/24	$3,195	$3,123,112
7.00%, 2/15/22	5,500	5,610,000
United Rentals North America, Inc.,
4.625%, 10/15/25	3,780	3,609,900
5.50%, 7/15/25	7,835	7,923,144

		50,980,417

Computers—0.6%
Dell International LLC (a)(b),
7.125%, 6/15/24	7,485	7,936,638
DynCorp International, Inc., PIK 1.50%,
11.875%, 11/30/20	703	734,509
Harland Clarke Holdings Corp. (a)(b),
9.25%, 3/1/21	7,620	7,353,300
Seagate HDD Cayman,
4.75%, 1/1/25	7,055	6,773,551

		22,797,998

Distribution/Wholesale—0.5%
H&E Equipment Services, Inc.,
5.625%, 9/1/25	7,070	6,963,950
HD Supply, Inc. (a)(b),
5.75%, 4/15/24	5,050	5,296,187
Univar USA, Inc. (a)(b),
6.75%, 7/15/23	4,665	4,822,444

		17,082,581

Diversified Financial Services—1.4%
Ally Financial, Inc.,
5.75%, 11/20/25	5,210	5,327,225
8.00%, 3/15/20	2,995	3,208,394
Community Choice Financial, Inc.,
10.75%, 5/1/19	9,560	7,600,200
Nationstar Mortgage LLC,
7.875%, 10/1/20	5,105	5,136,906
9.625%, 5/1/19	4,260	4,293,015
Navient Corp.,
6.625%, 7/26/21	820	844,354
7.25%, 9/25/23	6,655	7,004,387
Springleaf Finance Corp.,
5.625%, 3/15/23	4,645	4,631,994
8.25%, 10/1/23	4,590	5,049,000
Travelport Corporate Finance PLC (a)(b),
6.00%, 3/15/26	7,680	7,756,800

		50,852,275

Electric Utilities—0.5%
Calpine Corp.,
5.75%, 1/15/25	6,140	5,629,612
NRG Energy, Inc.,
5.75%, 1/15/28 (a)(b)	8,655	8,590,087
6.25%, 5/1/24	2,573	2,650,190
Talen Energy Supply LLC,
6.50%, 6/1/25	3,365	2,582,638

		19,452,527

Electrical Equipment—0.0%
Energizer Gamma Acquisition, Inc. (a)(b),
6.375%, 7/15/26	1,495	1,523,031

Electronic Equipment, Instruments & Components—0.2%
Energizer Holdings, Inc. (a)(b),
5.50%, 6/15/25	7,045	6,939,325

Engineering & Construction—0.6%
AECOM,
5.875%, 10/15/24	8,550	8,859,938
TopBuild Corp. (a)(b),
5.625%, 5/1/26	5,690	5,476,625

	Principal Amount (000s)	Value
Tutor Perini Corp. (a)(b),
6.875%, 5/1/25	$6,675	$6,700,031

		21,036,594

Entertainment—1.1%
AMC Entertainment Holdings, Inc.,
6.125%, 5/15/27	8,420	8,209,500
Cedar Fair L.P.,
5.375%, 6/1/24	5,900	5,988,500
5.375%, 4/15/27	2,465	2,434,188
Eldorado Resorts, Inc.,
6.00%, 4/1/25	6,285	6,324,281
International Game Technology PLC (a)(b),
6.25%, 2/15/22	6,340	6,530,200
Scientific Games International, Inc. (a)(b),
5.00%, 10/15/25	6,905	6,594,275
Stars Group Holdings BV (a)(b),
7.00%, 7/15/26	5,910	5,983,875

		42,064,819

Equity Real Estate Investment Trusts (REITs)—0.5%
Crown Castle International Corp.,
3.70%, 6/15/26	4,210	3,974,573
CyrusOne L.P.,
5.00%, 3/15/24	5,425	5,438,563
5.375%, 3/15/27	2,565	2,552,175
Equinix, Inc.,
5.375%, 5/15/27	4,700	4,700,000
Uniti Group L.P. (a)(b),
7.125%, 12/15/24	2,500	2,300,000

		18,965,311

Food & Beverage—0.3%
B&G Foods, Inc.,
5.25%, 4/1/25	1,415	1,337,175
Post Holdings, Inc. (a)(b),
5.75%, 3/1/27	7,400	7,159,500
SUPERVALU, Inc.,
6.75%, 6/1/21	3,330	3,403,926

		11,900,601

Food Service—0.2%
Aramark Services, Inc. (a)(b),
5.00%, 2/1/28	8,330	7,975,975

Healthcare-Products—0.4%
Hill-Rom Holdings, Inc. (a)(b),
5.00%, 2/15/25	4,255	4,148,625
Hologic, Inc. (a)(b),
4.625%, 2/1/28	4,180	3,939,650
Teleflex, Inc.,
5.25%, 6/15/24	4,820	4,988,700

		13,076,975

Healthcare-Services—2.1%
Centene Corp.,
4.75%, 1/15/25	3,135	3,127,162
Centene Escrow I Corp. (a)(b),
5.375%, 6/1/26	7,895	8,018,399
Charles River Laboratories International, Inc. (a)(b),
5.50%, 4/1/26	4,595	4,616,596
Community Health Systems, Inc.,
6.25%, 3/31/23	1,985	1,826,200
6.875%, 2/1/22	2,500	1,287,500
7.125%, 7/15/20	4,595	4,020,625
8.00%, 11/15/19	1,705	1,666,638
DaVita, Inc.,
5.125%, 7/15/24	8,620	8,377,562
Encompass Health Corp.,
5.75%, 11/1/24	7,345	7,376,804

72	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2018

	Principal Amount (000s)	Value
Envision Healthcare Corp. (a)(b),
5.125%, 7/1/22	$5,785	$5,864,544
6.25%, 12/1/24	2,420	2,589,400
HCA, Inc.,
7.50%, 2/15/22	8,185	8,921,650
Kindred Healthcare, Inc.,
6.375%, 4/15/22	6,098	6,311,430
8.75%, 1/15/23	2,630	2,802,607
Tenet Healthcare Corp.,
5.125%, 5/1/25 (a)(b)	2,280	2,175,975
8.125%, 4/1/22	8,010	8,390,475

		77,373,567

Home Builders—0.6%
Beazer Homes USA, Inc.,
5.875%, 10/15/27	1,885	1,651,298
7.25%, 2/1/23	138	141,795
8.75%, 3/15/22	1,880	2,002,200
Brookfield Residential Properties, Inc. (a)(b),
6.125%, 7/1/22	4,765	4,806,694
6.50%, 12/15/20	6,050	6,140,750
KB Home,
8.00%, 3/15/20	4,535	4,841,112
Lennar Corp.,
5.875%, 11/15/24	2,665	2,764,937

		22,348,786

Household Products/Wares—0.1%
Spectrum Brands, Inc.,
5.75%, 7/15/25	4,725	4,689,563

Insurance—0.2%
CNO Financial Group, Inc.,
5.25%, 5/30/25	6,205	6,189,488

Internet—0.8%
Match Group, Inc. (a)(b),
5.00%, 12/15/27	7,675	7,156,937
Mood Media Borrower LLC, 6 mo. LIBOR + 14.00%, PIK 8.00% (d)(f)(i), 7/1/24	994	993,836
Netflix, Inc.,
5.875%, 2/15/25	7,090	7,290,576
5.875%, 11/15/28 (a)(b)	3,635	3,688,435
Symantec Corp. (a)(b),
5.00%, 4/15/25	5,155	5,005,501
Zayo Group LLC (a)(b),
5.75%, 1/15/27	7,435	7,323,475

		31,458,760

Iron/Steel—0.4%
AK Steel Corp.,
7.00%, 3/15/27	2,580	2,463,900
7.50%, 7/15/23	2,635	2,760,162
Steel Dynamics, Inc.,
5.50%, 10/1/24	815	832,319
United States Steel Corp.,
6.875%, 8/15/25	8,595	8,689,115

		14,745,496

Leisure—0.1%
Viking Cruises Ltd. (a)(b),
5.875%, 9/15/27	2,100	1,989,750

Lodging—0.6%
Hilton Domestic Operating Co., Inc. (a)(b),
5.125%, 5/1/26	6,795	6,710,062
Hilton Worldwide Finance LLC,
4.625%, 4/1/25	3,145	3,074,238
MGM Resorts International,
6.00%, 3/15/23	1,000	1,032,500
Wyndham Hotels & Resorts, Inc. (a)(b),
5.375%, 4/15/26	7,110	7,092,225

	Principal Amount (000s)	Value
Wynn Las Vegas LLC (a)(b),
5.50%, 3/1/25	$6,405	$6,308,925

		24,217,950

Machinery-Construction & Mining—0.2%
Terex Corp. (a)(b),
5.625%, 2/1/25	7,460	7,432,025

Machinery-Diversified—0.2%
Mueller Water Products, Inc. (a)(b),
5.50%, 6/15/26	4,840	4,888,400
Tennant Co.,
5.625%, 5/1/25	3,645	3,635,888

		8,524,288

Media—2.0%
Cablevision Systems Corp.,
8.00%, 4/15/20	6,250	6,576,250
CCO Holdings LLC,
5.125%, 5/1/27 (a)(b)	1,625	1,521,406
5.50%, 5/1/26 (a)(b)	3,500	3,402,700
5.75%, 1/15/24	6,915	6,949,575
Clear Channel Worldwide Holdings, Inc., Ser. B,
6.50%, 11/15/22	7,610	7,800,250
DISH DBS Corp.,
5.875%, 7/15/22	4,880	4,605,500
6.75%, 6/1/21	6,000	6,022,500
Gray Television, Inc. (a)(b),
5.875%, 7/15/26	8,235	7,854,131
LIN Television Corp.,
5.875%, 11/15/22	5,755	5,898,875
LiveStyle, Inc. (cost—$7,108,190; purchased 1/31/14-10/7/15) (a)(b)(c)(d)(f)(h)(l),
9.625%, 2/1/19	7,628	153
McClatchy Co.,
9.00%, 12/15/22	6,715	7,051,422
Meredith Corp. (a)(b),
6.875%, 2/1/26	6,975	6,896,531
Nexstar Broadcasting, Inc. (a)(b),
5.625%, 8/1/24	3,000	2,898,750
Sinclair Television Group, Inc.,
6.125%, 10/1/22	1,000	1,021,250
Sirius XM Radio, Inc. (a)(b),
5.00%, 8/1/27	8,140	7,631,250

		76,130,543

Metal Fabricate/Hardware—0.1%
Park-Ohio Industries, Inc.,
6.625%, 4/15/27	3,790	3,856,325

Mining—0.9%
Alcoa Nederland Holding BV (a)(b),
6.125%, 5/15/28	3,060	3,086,775
6.75%, 9/30/24	4,205	4,455,576
7.00%, 9/30/26	950	1,011,750
Constellium NV (a)(b),
6.625%, 3/1/25	6,930	6,999,231
Freeport-McMoRan, Inc.,
3.55%, 3/1/22	1,030	981,075
3.875%, 3/15/23	7,645	7,243,637
Hudbay Minerals, Inc. (a)(b),
7.25%, 1/15/23	1,515	1,568,025
7.625%, 1/15/25	4,755	5,004,638
Joseph T. Ryerson & Son, Inc. (a)(b),
11.00%, 5/15/22	1,500	1,666,875

		32,017,582

Miscellaneous Manufacturing—0.2%
Koppers, Inc. (a)(b),
6.00%, 2/15/25	6,095	6,110,238

Oil, Gas & Consumable Fuels—2.9%
AmeriGas Partners L.P.,
5.875%, 8/20/26	6,865	6,727,700

	Principal Amount (000s)	Value
Callon Petroleum Co.,
6.125%, 10/1/24	$4,820	$4,904,350
Calumet Specialty Products Partners L.P.,
6.50%, 4/15/21	9,925	9,925,000
Carrizo Oil & Gas, Inc.,
6.25%, 4/15/23	5,175	5,265,563
Chesapeake Energy Corp.,
6.625%, 8/15/20	6,055	6,251,787
8.00%, 1/15/25	2,465	2,516,642
Cobalt International Energy, Inc. (c),
7.75%, 12/1/23	9,216	5,114,880
Continental Resources, Inc.,
5.00%, 9/15/22	4,010	4,072,897
CVR Refining LLC,
6.50%, 11/1/22	5,550	5,688,750
Ensco PLC,
5.20%, 3/15/25	1,295	1,079,706
7.75%, 2/1/26	5,695	5,401,423
EP Energy LLC,
9.375%, 5/1/20	8,765	8,699,262
Nabors Industries, Inc. (a)(b),
5.75%, 2/1/25	1,910	1,809,725
Noble Holding International Ltd.,
7.75%, 1/15/24	2,690	2,562,225
Oasis Petroleum, Inc.,
6.875%, 3/15/22	5,705	5,817,446
Range Resources Corp.,
4.875%, 5/15/25	7,750	7,304,375
Sable Permian Resources Land LLC (a)(b),
7.375%, 11/1/21	5,000	3,075,000
Sanchez Energy Corp.,
6.125%, 1/15/23	6,240	4,258,800
Sunoco L.P. (a)(b),
5.50%, 2/15/26	4,605	4,374,750
5.875%, 3/15/28	4,030	3,809,680
Talos Production LLC (a)(b),
11.00%, 4/3/22	1,168	1,229,248
Transocean, Inc. (a)(b),
7.50%, 1/15/26	4,680	4,764,825
Weatherford International Ltd.,
8.25%, 6/15/23	2,170	2,158,260

		106,812,294

Paper & Forest Products—0.1%
Mercer International, Inc. (a)(b),
5.50%, 1/15/26	5,370	5,222,325

Pharmaceuticals—1.0%
Endo Finance LLC (a)(b),
5.375%, 1/15/23	7,895	6,473,900
Herbalife Nutrition Ltd. (a)(b),
2.625%, 3/15/24	8,295	8,809,779
Horizon Pharma, Inc.,
6.625%, 5/1/23	8,115	8,206,294
Valeant Pharmaceuticals International, Inc. (a)(b),
6.125%, 4/15/25	6,280	5,809,000
7.50%, 7/15/21	6,450	6,562,875

		35,861,848

Pipelines—0.3%
Crestwood Midstream Partners L.P.,
5.75%, 4/1/25	5,435	5,448,587
Energy Transfer Equity L.P.,
5.875%, 1/15/24	4,596	4,722,390

		10,170,977

Real Estate—0.6%
Equinix, Inc.,
5.375%, 1/1/22	3,855	3,980,288
Iron Mountain, Inc. (a)(b),
4.875%, 9/15/27	5,525	5,117,531

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	73

Schedule of Investments

June 30, 2018

	Principal Amount (000s)	Value
Kennedy-Wilson, Inc.,
5.875%, 4/1/24	$8,858	$8,636,550
Uniti Group L.P.,
8.25%, 10/15/23	6,230	5,982,046

		23,716,415

Retail—1.0%
1011778 BC ULC (a)(b),
5.00%, 10/15/25	8,220	7,818,864
Beacon Roofing Supply, Inc. (a)(b),
4.875%, 11/1/25	7,725	7,184,250
Conn’s, Inc.,
7.25%, 7/15/22	8,095	8,076,381
KFC Holding Co. (a)(b),
4.75%, 6/1/27	5,310	5,031,225
L Brands, Inc.,
6.875%, 11/1/35	2,655	2,376,225
Men’s Wearhouse, Inc.,
7.00%, 7/1/22	3,910	4,056,625
Neiman Marcus Group Ltd. LLC (a)(b),
8.00%, 10/15/21	6,810	4,537,163

		39,080,733

Semiconductors—1.0%
Advanced Micro Devices, Inc.,
7.00%, 7/1/24	4,500	4,758,750
7.50%, 8/15/22	1,670	1,853,700
Amkor Technology, Inc.,
6.375%, 10/1/22	5,710	5,831,338
Broadcom Corp.,
3.875%, 1/15/27	7,955	7,532,287
Entegris, Inc. (a)(b),
4.625%, 2/10/26	2,125	2,034,688
Qorvo, Inc.,
7.00%, 12/1/25	6,945	7,500,600
Sensata Technologies BV (a)(b),
5.625%, 11/1/24	5,810	6,049,662

		35,561,025

Software—1.0%
Activision Blizzard, Inc. (a)(b),
6.125%, 9/15/23	3,770	3,916,088
Camelot Finance S.A. (a)(b),
7.875%, 10/15/24	6,185	6,285,506
First Data Corp. (a)(b),
7.00%, 12/1/23	8,610	8,989,529
j2 Cloud Services LLC (a)(b),
6.00%, 7/15/25	6,965	7,086,887
MSCI, Inc. (a)(b),
5.25%, 11/15/24	110	111,650
5.375%, 5/15/27	6,205	6,220,512
Open Text Corp. (a)(b),
5.625%, 1/15/23	1,415	1,453,955
Rackspace Hosting, Inc. (a)(b),
8.625%, 11/15/24	3,120	3,143,400

		37,207,527

Telecommunications—3.2%
CenturyLink, Inc.,
6.45%, 6/15/21, Ser. S	3,275	3,383,632
6.75%, 12/1/23, Ser. W	2,000	2,015,000
7.50%, 4/1/24, Ser. Y	9,535	9,821,050
Cincinnati Bell, Inc. (a)(b),
7.00%, 7/15/24	8,170	7,495,975
CommScope Technologies LLC (a)(b),
5.00%, 3/15/27	4,460	4,209,125
6.00%, 6/15/25	5,940	6,095,925
Consolidated Communications, Inc.,
6.50%, 10/1/22	7,565	7,092,187
Frontier Communications Corp.,
10.50%, 9/15/22	9,315	8,499,937

	Principal Amount (000s)	Value
GTT Communications, Inc. (a)(b),
7.875%, 12/31/24	$4,435	$4,412,825
Hughes Satellite Systems Corp.,
6.625%, 8/1/26	7,125	6,608,437
7.625%, 6/15/21	7,440	7,942,200
Intelsat Jackson Holdings S.A.,
5.50%, 8/1/23	5,155	4,637,954
9.75%, 7/15/25 (a)(b)	1,500	1,586,250
Level 3 Financing, Inc.,
5.375%, 5/1/25	8,420	8,125,300
Sprint Capital Corp.,
6.875%, 11/15/28	6,890	6,631,625
Sprint Communications, Inc.,
6.00%, 11/15/22	2,615	2,598,656
11.50%, 11/15/21	7,610	9,017,850
Sprint Corp.,
7.125%, 6/15/24	2,250	2,277,203
7.625%, 3/1/26	5,530	5,647,512
T-Mobile USA, Inc.,
4.50%, 2/1/26	1,545	1,444,575
4.75%, 2/1/28	5,410	5,011,013
Windstream Services LLC (a)(b),
6.375%, 8/1/23	6,339	3,771,705

		118,325,936

Transportation—0.2%
XPO Logistics, Inc. (a)(b),
6.125%, 9/1/23	2,045	2,095,532
6.50%, 6/15/22	4,245	4,367,044

		6,462,576

Total Corporate Bonds & Notes (cost—$1,203,394,749)		1,144,839,342

Convertible Bonds & Notes—26.8%
Aerospace & Defense—0.1%
Arconic, Inc.,
1.625%, 10/15/19	4,715	4,751,730

Apparel & Textiles—0.1%
Iconix Brand Group, Inc.,
5.75%, 8/15/23	4,185	2,757,676

Auto Components—0.1%
Meritor, Inc. (a)(b),
3.25%, 10/15/37	5,405	5,368,522

Auto Manufacturers—0.7%
Navistar International Corp.,
4.75%, 4/15/19	540	557,863
Tesla, Inc.,
0.25%, 3/1/19	9,130	10,072,581
1.25%, 3/1/21	10,965	12,383,389
2.375%, 3/15/22	3,050	3,708,175

		26,722,008

Banks—0.5%
BofA Finance LLC (f),
0.25%, 5/1/23	1,000	935,760
Deutsche Bank AG (f),
1.00%, 5/1/23	17,460	16,604,597

		17,540,357

Biotechnology—1.9%
Aegerion Pharmaceuticals, Inc.,
2.00%, 8/15/19	5,500	3,679,044
AMAG Pharmaceuticals, Inc.,
3.25%, 6/1/22	1,495	1,529,935
BioMarin Pharmaceutical, Inc.,
0.599%, 8/1/24	1,760	1,782,352
0.75%, 10/15/18	7,730	8,211,177

	Principal Amount (000s)	Value
1.50%, 10/15/20	$1,000	$1,189,623
Exact Sciences Corp.,
1.00%, 1/15/25	11,005	11,601,834
Illumina, Inc.,
0.50%, 6/15/21	9,745	12,879,099
Innoviva, Inc.,
2.125%, 1/15/23	1,360	1,324,526
2.50%, 8/15/25 (a)(b)	2,970	3,147,270
Insmed, Inc.,
1.75%, 1/15/25	2,220	2,046,285
Intercept Pharmaceuticals, Inc.,
3.25%, 7/1/23	4,000	3,522,192
Ionis Pharmaceuticals, Inc.,
1.00%, 11/15/21	9,515	9,371,847
Ligand Pharmaceuticals, Inc. (a)(b),
0.75%, 5/15/23	9,000	9,331,209
Medicines Co.,
2.50%, 1/15/22	1,140	1,390,796
2.75%, 7/15/23	630	636,602

		71,643,791

Commercial Services—0.9%
Cardtronics, Inc.,
1.00%, 12/1/20	1,500	1,398,058
Euronet Worldwide, Inc.,
1.50%, 10/1/44	500	613,992
Huron Consulting Group, Inc.,
1.25%, 10/1/19	7,480	7,057,754
Macquarie Infrastructure Corp.,
2.00%, 10/1/23	5,410	4,811,459
2.875%, 7/15/19	5,500	5,472,742
Square, Inc. (a)(b),
0.50%, 5/15/23	13,030	13,966,531

		33,320,536

Computers—1.1%
Brocade Communications Systems, Inc.,
1.375%, 1/1/20	4,450	4,452,670
Lumentum Holdings, Inc.,
0.25%, 3/15/24	6,920	8,223,866
Nutanix, Inc. (a)(b),
zero coupon, 1/15/23	7,880	9,758,892
Pure Storage, Inc. (a)(b),
0.125%, 4/15/23	7,125	7,979,067
Western Digital Corp. (a)(b),
1.50%, 2/1/24	8,920	9,040,607

		39,455,102

Diversified Financial Services—0.5%
Encore Capital Group, Inc.,
2.875%, 3/15/21	6,960	6,453,980
3.00%, 7/1/20	1,215	1,225,412
JPMorgan Chase Financial Co. LLC,
0.25%, 5/1/23	7,590	7,286,218
LendingTree, Inc.,
0.625%, 6/1/22	3,680	4,452,101

		19,417,711

Electric Utilities—0.1%
NRG Energy, Inc. (a)(b),
2.75%, 6/1/48	4,835	4,682,214

Electrical Equipment—0.0%
SunPower Corp.,
4.00%, 1/15/23	1,360	1,154,761

Electronics—0.3%
II-VI, Inc. (a)(b),
0.25%, 9/1/22	2,640	2,954,664
OSI Systems, Inc.,
1.25%, 9/1/22	6,645	6,462,721

		9,417,385

74	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2018

	Principal Amount (000s)	Value
Energy-Alternate Sources—0.4%
NextEra Energy Partners L.P. (a)(b),
1.50%, 9/15/20	$4,800	$4,902,874
SunEdison, Inc. (a)(b)(d)(f),
0.25%, 1/15/20	9,565	215,212
2.625%, 6/1/23	11,270	253,575
3.375%, 6/1/25	4,565	102,713
Tesla Energy Operations, Inc.,
1.625%, 11/1/19	10,475	9,772,955

		15,247,329

Engineering & Construction—0.2%
Dycom Industries, Inc.,
0.75%, 9/15/21	6,890	8,013,332

Entertainment—0.3%
Live Nation Entertainment, Inc. (a)(b),
2.50%, 3/15/23	7,105	7,374,372
Marriott Vacations Worldwide Corp. (a)(b),
1.50%, 9/15/22	3,230	3,269,567

		10,643,939

Equity Real Estate Investment Trusts (REITs)—0.3%
Extra Space Storage L.P. (a)(b),
3.125%, 10/1/35	7,020	8,167,974
Spirit Realty Capital, Inc.,
3.75%, 5/15/21	1,200	1,206,806
Two Harbors Investment Corp.,
6.25%, 1/15/22	3,000	3,150,000

		12,524,780

Healthcare-Products—0.6%
Insulet Corp. (a)(b),
1.375%, 11/15/24	4,220	4,750,741
NuVasive, Inc.,
2.25%, 3/15/21	7,265	7,890,444
Wright Medical Group, Inc. (a)(b),
1.625%, 6/15/23	10,813	10,780,561

		23,421,746

Healthcare-Services—0.4%
Anthem, Inc.,
2.75%, 10/15/42	4,095	13,401,068
Teladoc, Inc. (a)(b),
1.375%, 5/15/25	1,575	1,986,489

		15,387,557

Home Builders—0.1%
KB Home,
1.375%, 2/1/19	3,195	3,477,537

Insurance—0.2%
AXA S.A. (a)(b),
7.25%, 5/15/21	8,535	8,936,333

Internet—4.2%
Altaba, Inc.,
zero coupon, 12/1/18	8,640	11,806,223
Booking Holdings, Inc.,
0.35%, 6/15/20	2,115	3,279,618
0.90%, 9/15/21	13,575	16,252,058
Chegg, Inc. (a)(b),
0.25%, 5/15/23	4,435	5,261,737
Ctrip.com International Ltd.,
1.25%, 9/15/22	10,635	10,940,969
FireEye, Inc.,
0.875%, 6/1/24 (a)(b)	5,135	4,864,036
1.00%, 6/1/35, Ser. A	4,035	3,863,513
1.625%, 6/1/35, Ser. B	4,650	4,270,579
IAC FinanceCo., Inc. (a)(b),
0.875%, 10/1/22	6,975	8,134,942
Liberty Expedia Holdings, Inc. (a)(b),
1.00%, 6/30/47	5,580	5,524,406
Okta, Inc. (a)(b),
0.25%, 2/15/23	4,775	5,917,868

	Principal Amount (000s)	Value
Palo Alto Networks, Inc.,
zero coupon, 7/1/19	$4,995	$9,299,281
Pandora Media, Inc.,
1.75%, 12/1/23	2,250	2,419,677
RingCentral, Inc. (a)(b),
zero coupon, 3/15/23	1,675	1,782,295
Twilio, Inc. (a)(b),
0.25%, 6/1/23	5,535	5,762,029
Twitter, Inc.,
0.25%, 6/15/24 (a)(b)	9,865	10,215,444
1.00%, 9/15/21	9,690	9,400,337
Vipshop Holdings Ltd.,
1.50%, 3/15/19	8,515	8,409,414
Wayfair, Inc. (a)(b),
0.375%, 9/1/22	4,955	6,395,731
Weibo Corp. (a)(b),
1.25%, 11/15/22	6,415	6,463,331
Wix.com Ltd. (a)(b),
zero coupon, 7/1/23	3,245	3,216,908
Zendesk, Inc. (a)(b),
0.25%, 3/15/23	4,475	4,856,172
Zillow Group, Inc.,
1.50%, 7/1/23	1,185	1,214,483
2.00%, 12/1/21	4,510	5,735,836

		155,286,887

Iron/Steel—0.2%
Allegheny Technologies, Inc.,
4.75%, 7/1/22	1,515	2,879,257
Cleveland-Cliffs, Inc.,
1.50%, 1/15/25	2,360	2,904,452

		5,783,709

Lodging—0.4%
Caesars Entertainment Corp.,
5.00%, 10/1/24	9,620	16,477,001

Machinery-Diversified—0.2%
Chart Industries, Inc.,
1.00%, 11/15/24 (a)(b)	2,740	3,343,101
2.00%, 8/1/18	3,165	3,206,003

		6,549,104

Media—1.5%
DISH Network Corp.,
2.375%, 3/15/24	13,010	11,505,498
3.375%, 8/15/26	9,755	9,473,042
Liberty Interactive LLC (a)(b),
1.75%, 9/30/46	8,700	9,513,789
Liberty Media Corp.,
1.00%, 1/30/23	5,425	6,358,333
1.375%, 10/15/23	6,875	8,569,481
2.125%, 3/31/48 (a)(b)	7,620	7,532,896
2.25%, 9/30/46	2,580	1,361,520

		54,314,559

Mining—0.0%
Royal Gold, Inc.,
2.875%, 6/15/19	500	531,147

Oil, Gas & Consumable Fuels—1.3%
Bristow Group, Inc.,
4.50%, 6/1/23	1,625	1,861,984
Chesapeake Energy Corp.,
5.50%, 9/15/26	7,865	8,012,744
Ensco Jersey Finance Ltd.,
3.00%, 1/31/24	6,295	5,861,514
Helix Energy Solutions Group, Inc.,
4.25%, 5/1/22	2,510	2,626,421
Nabors Industries, Inc.,
0.75%, 1/15/24	8,145	6,428,612
Oasis Petroleum, Inc.,
2.625%, 9/15/23	7,990	10,386,880

	Principal Amount (000s)	Value
Oil States International, Inc. (a)(b),
1.50%, 2/15/23	$1,435	$1,500,043
Transocean, Inc.,
0.50%, 1/30/23	2,600	3,709,480
Weatherford International Ltd.,
5.875%, 7/1/21	7,080	6,985,340

		47,373,018

Pharmaceuticals—1.8%
Clovis Oncology, Inc.,
1.25%, 5/1/25	4,440	4,102,680
2.50%, 9/15/21	4,020	4,341,986
Dermira, Inc.,
3.00%, 5/15/22	3,225	2,666,462
DexCom, Inc. (a)(b),
0.75%, 5/15/22	4,895	5,688,299
Flexion Therapeutics, Inc.,
3.375%, 5/1/24	2,520	3,084,659
Jazz Investments I Ltd.,
1.50%, 8/15/24 (a)(b)	6,195	6,477,405
1.875%, 8/15/21	9,950	10,853,868
Neurocrine Biosciences, Inc.,
2.25%, 5/15/24	6,980	10,091,216
Pacira Pharmaceuticals, Inc.,
2.375%, 4/1/22	4,570	4,258,632
Paratek Pharmaceuticals, Inc. (a)(b),
4.75%, 5/1/24	980	950,240
Sarepta Therapeutics, Inc. (a)(b),
1.50%, 11/15/24	3,565	6,871,858
Supernus Pharmaceuticals, Inc. (a)(b),
0.625%, 4/1/23	2,355	2,881,762
Teva Pharmaceutical Finance Co. LLC, Ser. C,
0.25%, 2/1/26	7,285	6,788,819

		69,057,886

Pipelines—0.3%
Cheniere Energy, Inc.,
4.25%, 3/15/45	12,605	10,042,391

Retail—0.1%
RH (a)(b),
zero coupon, 7/15/20	175	222,586
zero coupon, 6/15/23	5,230	4,889,213

		5,111,799

Semiconductors—3.5%
Advanced Micro Devices, Inc.,
2.125%, 9/1/26	4,730	9,401,533
Cypress Semiconductor Corp. (a)(b),
2.00%, 2/1/23	7,285	7,586,861
Inphi Corp.,
0.75%, 9/1/21	5,535	5,185,946
1.125%, 12/1/20	2,025	2,175,863
Integrated Device Technology, Inc.,
0.875%, 11/15/22	5,175	5,910,331
Intel Corp.,
3.25%, 8/1/39	7,330	17,567,063
Microchip Technology, Inc.,
1.625%, 2/15/27	20,090	23,447,682
2.25%, 2/15/37	1,885	2,247,710
Micron Technology, Inc.,
2.125%, 2/15/33, Ser. F	225	1,078,245
3.00%, 11/15/43, Ser. G	9,952	17,947,059
Novellus Systems, Inc.,
2.625%, 5/15/41	1,895	9,840,583
ON Semiconductor Corp.,
1.625%, 10/15/23	7,965	10,104,925
Synaptics, Inc.,
0.50%, 6/15/22	7,195	7,142,318
Teradyne, Inc.,
1.25%, 12/15/23	3,475	4,634,270
Veeco Instruments, Inc.,
2.70%, 1/15/23	6,560	5,803,685

		130,074,074

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	75

Schedule of Investments

June 30, 2018

	Principal Amount (000s)	Value
Software—3.1%
Akamai Technologies, Inc.,
zero coupon, 2/15/19	$6,130	$6,153,876
0.125%, 5/1/25 (a)(b)	4,930	4,949,005
Allscripts Healthcare Solutions, Inc.,
1.25%, 7/1/20	6,585	6,685,513
Alteryx, Inc. (a)(b),
0.50%, 6/1/23	1,600	1,741,674
Atlassian, Inc. (a)(b),
0.625%, 5/1/23	9,290	9,634,408
Avaya Holdings Corp. (a)(b),
2.25%, 6/15/23	4,340	4,240,857
Citrix Systems, Inc.,
0.50%, 4/15/19	10,035	14,595,857
CSG Systems International, Inc.,
4.25%, 3/15/36	3,800	4,015,050
Envestnet, Inc. (a)(b),
1.75%, 6/1/23	500	515,900
Five9, Inc. (a)(b),
0.125%, 5/1/23	3,170	3,326,633
Guidewire Software, Inc.,
1.25%, 3/15/25	3,575	3,647,262
MINDBODY, Inc. (a)(b),
0.375%, 6/1/23	2,310	2,327,886
Momo, Inc. (a)(b),
1.25%, 7/1/25	3,470	3,407,915
MongoDB, Inc. (a)(b),
0.75%, 6/15/24	2,060	2,015,104
New Relic, Inc. (a)(b),
0.50%, 5/1/23	4,005	4,428,080
Nuance Communications, Inc.,
1.00%, 12/15/35	5,560	5,003,978
1.25%, 4/1/25	5,375	5,079,966
PROS Holdings, Inc. (a)(b),
2.00%, 6/1/47	1,270	1,256,569
RealPage, Inc.,
1.50%, 11/15/22	835	1,187,347
ServiceNow, Inc.,
zero coupon, 6/1/22	8,290	11,250,649
Verint Systems, Inc.,
1.50%, 6/1/21	6,875	6,781,796
Workday, Inc. (a)(b),
0.25%, 10/1/22	12,225	12,864,123

		115,109,448

Telecommunications—0.8%
CalAmp Corp.,
1.625%, 5/15/20	825	881,098
Ciena Corp.,
3.75%, 10/15/18	1,885	2,498,818
Finisar Corp.,
0.50%, 12/15/36	13,830	12,587,374
GDS Holdings Ltd. (a)(b),
2.00%, 6/1/25	1,750	1,818,030
Viavi Solutions, Inc. (a)(b),
1.75%, 6/1/23	10,078	10,393,270

		28,178,590

Transportation—0.6%
Atlas Air Worldwide Holdings, Inc.,
2.25%, 6/1/22	5,195	6,403,596
Echo Global Logistics, Inc.,
2.50%, 5/1/20	3,345	3,475,405
Greenbrier Cos., Inc.,
2.875%, 2/1/24	2,265	2,617,762
Hornbeck Offshore Services, Inc.,
1.50%, 9/1/19	4,860	4,155,300
Scorpio Tankers, Inc.,
3.00%, 5/15/22	4,440	4,521,092
Teekay Corp. (a)(b),
5.00%, 1/15/23	1,625	1,549,275

		22,722,430

Total Convertible Bonds & Notes (cost—$1,022,774,538)		1,000,496,389

	Shares	Value
Convertible Preferred Stock—5.0%
Banks—0.7%
Bank of America Corp., Ser. L (e),
7.25%	8,615	$10,773,058
Wells Fargo & Co., Ser. L (e),
7.50%	11,155	14,049,276

		24,822,334

Commercial Services & Supplies—0.1%
Stericycle, Inc.,
5.25%, 9/15/18	91,075	4,477,247

Computers—0.3%
NCR Corp., Ser. A, PIK 5.50% (e),
5.50%	8,642	10,478,699

Diversified Financial Services—0.2%
2017 Mandatory Exchangeable Trust (a)(b),
5.188%, 12/1/20	66,995	8,702,871

Diversified Telecommunication Services—0.0%
Frontier Communications Corp., Ser. A,
11.125%, 6/29/18	158,090	1,555,606

Electric Utilities—0.5%
Dominion Energy, Inc., Ser. A,
6.75%, 8/15/19	148,370	6,856,178
NextEra Energy, Inc.,
6.123%, 9/1/19	183,635	10,485,558

		17,341,736

Electronic Equipment, Instruments & Components—0.2%
Belden, Inc.,
6.75%, 7/15/19	94,470	7,904,305

Electronics—0.3%
Fortive Corp., Ser. A,
5.00%, 7/1/21	10,005	10,261,078

Equity Real Estate Investment Trusts (REITs)—0.4%
Crown Castle International Corp., Ser. A,
6.875%, 8/1/20	11,030	11,849,828
Welltower, Inc., Ser. I (e),
6.50%	80,055	4,759,270

		16,609,098

Food & Beverage—0.3%
Post Holdings, Inc. (e),
2.50%	64,725	10,493,638

Hand/Machine Tools—0.3%
Stanley Black & Decker, Inc.,
5.375%, 5/15/20	96,315	10,179,532

Healthcare-Products—0.6%
Becton Dickinson and Co., Ser. A,
6.125%, 5/1/20	345,230	21,367,148

Insurance—0.2%
Assurant, Inc., Ser. D,
6.50%, 3/15/21	65,750	7,365,972

Multi-Utilities—0.3%
Sempra Energy, Ser. A,
6.00%, 1/15/21	103,585	10,691,008

Oil, Gas & Consumable Fuels—0.4%
Hess Corp.,
8.00%, 2/1/19	137,195	10,339,015
Kinder Morgan, Inc., Ser. A,
9.75%, 10/26/18	103,505	3,588,518
Nabors Industries Ltd.,
6.00%, 5/1/21	53,040	2,427,111

		16,354,644

	Shares	Value
Pharmaceuticals—0.2%
Teva Pharmaceutical Industries Ltd.,
7.00%, 12/15/18	13,035	$5,827,297

Total Convertible Preferred Stock (cost—$214,267,627)		184,432,213

Preferred Stock (a)(d)(f)(j)(l)—0.5%
Media—0.5%
LiveStyle, Inc., Ser. A	7,960	1,082,958
LiveStyle, Inc., Ser. B	171,344	17,134,400
LiveStyle, Inc., Ser. B	8,000	80

Total Preferred Stock (cost—$25,578,848)		18,217,438

Equity-Linked Securities (d)(f)(j)—0.0%
Coal—0.0%
Arch Coal, Inc.,
expires 10/5/23,	4,002	117,974

Oil, Gas & Consumable Fuels—0.0%
Energy XXI Gulf Coast, Inc., expires 12/30/21	14,350	141

Total Equity-Linked Securities (cost—$601,986)		118,115

	Units
Warrants (d)(f)(j)—0.0%
Commercial Services—0.0%
Cenveo, Inc., strike price $12.00, expires 6/10/24 (b)	858,030	76

Media—0.0%
LiveStyle, Inc.Ser. C, expires 11/30/21, (a)(l)	43,500	4

Semiconductors—0.0%
GT Advanced Technologies, Inc., expires 10/1/17	2,860,000	—
GT Advanced Technologies, Inc., expires 3/17/19	795	—

		—

Total Warrants (cost—$237,932)		80

	Principal Amount (000s)
Repurchase Agreements—2.4%
State Street Bank and Trust Co., dated 6/29/18, 0.35%, due 7/2/18, proceeds $90,852,650; collateralized by U.S. Treasury Notes, 2.25%, due 11/15/25, valued at $92,668,834 including accrued interest
(cost—$90,850,000)	$90,850	90,850,000

Total Investments, before options written (cost—$4,069,959,105)—99.8%		3,721,918,304

Total Options Written—0.0% (premiums received—$1,479,400) (j)(k)(m)		(803,338)

Total Investments, net of options written (cost—$4,068,479,705)—99.8%		3,721,114,966

Other assets less other liabilities—0.2%		7,202,247

Net Assets—100.0%		$3,728,317,213

76	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2018

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $845,973,293, representing 22.7% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $826,682,764, representing 22.2% of net assets.

(c) In default.

(d) Fair-Valued—Securities with an aggregate value of $23,478,499, representing 0.6% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Perpetual maturity. The date shown, if any, is the next call date.

(f) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(h) Restricted. The aggregate cost of such securities is $18,687,824. The aggregate value is $1,519,676, representing less than 0.05% of net assets.

(i) Variable or Floating Rate Security—Security with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on June 30, 2018.

(j) Non-income producing.

(k) Exchange traded-Chicago Board Options Exchange.

(l) A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 0.5% of net assets.

(m) Exchange traded option contracts outstanding at June 30, 2018:

Options written contracts outstanding at June 30, 2018:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
3M Co.	220.00 USD	7/20/18	(190)	$(19,000)	$(1,520)	$(10,781)	$9,261
Adobe Systems, Inc.	275.00 USD	7/20/18	(670)	(67,000)	(9,715)	(101,143)	91,428
Alibaba Group Holding Ltd.	225.00 USD	7/20/18	(690)	(69,000)	(4,830)	(62,174)	57,344
Alphabet, Inc.	1,180.00 USD	7/20/18	(165)	(16,500)	(104,775)	(122,246)	17,471
Amazon.com, Inc.	1,830.00 USD	7/20/18	(120)	(12,000)	(53,100)	(98,196)	45,096
Boeing Co.	380.00 USD	7/20/18	(340)	(34,000)	(6,970)	(75,167)	68,197
Broadcom Ltd.	285.00 USD	7/20/18	(230)	(23,000)	(1,150)	(20,461)	19,311
Costco Wholesale Corp.	217.50 USD	7/20/18	(255)	(25,500)	(19,253)	(16,132)	(3,121)
Deere & Co.	162.50 USD	7/20/18	(670)	(67,000)	(14,740)	(11,465)	(3,275)
DowDuPont, Inc.	70.00 USD	7/20/18	(325)	(32,500)	(6,337)	(10,712)	4,375
DR Horton, Inc.	48.00 USD	7/20/18	(505)	(50,500)	(1,010)	(10,682)	9,672
Facebook, Inc.	212.50 USD	7/20/18	(870)	(87,000)	(32,190)	(67,522)	35,332
Home Depot, Inc.	200.00 USD	7/20/18	(805)	(80,500)	(113,103)	(45,879)	(67,224)
Honeywell International, Inc.	160.00 USD	7/20/18	(195)	(19,500)	(877)	(12,560)	11,683
Intel Corp.	57.50 USD	7/20/18	(2,105)	(210,500)	(3,157)	(44,293)	41,136
Intuitive Surgical, Inc.	535.00 USD	7/20/18	(210)	(21,000)	(21,525)	(75,171)	53,646
JPMorgan Chase & Co.	114.00 USD	7/20/18	(535)	(53,500)	(7,758)	(19,128)	11,370
Laboratory Corp. of America Holdings	195.00 USD	8/17/18	(45)	(4,500)	(4,275)	(6,163)	1,888
Micron Techology, Inc.	75.00 USD	7/20/18	(1,895)	(189,500)	(4,737)	(96,287)	91,550
Microsoft Corp.	106.00 USD	7/20/18	(2,070)	(207,000)	(72,450)	(65,912)	(6,538)
NetApp, Inc.	84.00 USD	7/20/18	(430)	(43,000)	(11,825)	(11,684)	(141)
Netflix, Inc.	480.00 USD	7/20/18	(335)	(33,500)	(54,773)	(74,494)	19,721
NVIDIA Corp.	285.00 USD	7/20/18	(620)	(62,000)	(4,340)	(60,159)	55,819
Occidental Petroleum Corp.	90.00 USD	7/20/18	(310)	(31,000)	(3,875)	(6,129)	2,254
PepsiCo, Inc.	115.00 USD	7/20/18	(720)	(72,000)	(19,440)	(19,513)	73
Salesforce.com, Inc.	152.50 USD	7/20/18	(1,000)	(100,000)	(18,000)	(53,097)	35,097
ServiceNow, Inc.	200.00 USD	7/20/18	(135)	(13,500)	(1,350)	(20,650)	19,300
Square, Inc.	70.00 USD	7/20/18	(710)	(71,000)	(24,495)	(45,114)	20,619
Take-Two Interactive Software, Inc.	127.00 USD	7/20/18	(700)	(70,000)	(56,000)	(25,404)	(30,596)
Target Corp.	82.50 USD	7/20/18	(150)	(15,000)	(1,800)	(2,292)	492
Union Pacific Corp.	155.00 USD	7/20/18	(990)	(99,000)	(16,830)	(47,531)	30,701
UnitedHealth Group, Inc.	260.00 USD	7/20/18	(465)	(46,500)	(45,803)	(56,202)	10,399
Valero Energy Corp.	122.00 USD	7/20/18	(685)	(68,500)	(16,440)	(38,423)	21,983
Visa, Inc.	140.00 USD	7/20/18	(1,500)	(150,000)	(41,250)	(43,623)	2,373
Wynn Resorts Ltd.	195.00 USD	7/20/18	(270)	(27,000)	(3,645)	(3,011)	(634)

Total options written contracts					$(803,338)	$(1,479,400)	$676,062

Glossary:

ADR—American Depositary Receipt

LIBOR—London Inter-Bank Offered Rate

PIK—Payment-in-Kind

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	77

Schedule of Investments

June 30, 2018

AllianzGI Mid-Cap Fund

	Shares	Value
Common Stock—100.0%
Aerospace & Defense—2.9%
BWX Technologies, Inc.	49,255	$3,069,572
L3 Technologies, Inc.	30,625	5,889,800

		8,959,372

Air Freight & Logistics—2.7%
XPO Logistics, Inc. (a)	83,025	8,317,444

Banks—1.4%
First Republic Bank	44,260	4,283,925

Beverages—1.8%
Monster Beverage Corp. (a)	96,485	5,528,590

Biotechnology—2.0%
Bluebird Bio, Inc. (a)	10,490	1,646,405
Neurocrine Biosciences, Inc. (a)	44,865	4,407,538

		6,053,943

Building Products—1.2%
AO Smith Corp.	60,615	3,585,377

Capital Markets—2.3%
E*TRADE Financial Corp. (a)	116,265	7,110,767

Chemicals—3.5%
FMC Corp.	76,085	6,787,543
Huntsman Corp.	137,080	4,002,736

		10,790,279

Commercial Services & Supplies—2.0%
Waste Connections, Inc.	81,420	6,129,298

Consumer Finance—1.5%
Synchrony Financial	137,025	4,573,894

Distributors—1.3%
LKQ Corp. (a)	126,520	4,035,988

Diversified Financial Services—1.2%
MarketAxess Holdings, Inc.	17,890	3,539,715

Electrical Equipment—1.6%
AMETEK, Inc.	68,335	4,931,054

Electronic Equipment, Instruments & Components—8.0%
Cognex Corp.	67,870	3,027,681
Coherent, Inc. (a)	17,410	2,723,272
Dolby Laboratories, Inc., Class A	73,375	4,526,504
Flex Ltd. (a)	301,010	4,247,251
TE Connectivity Ltd.	63,320	5,702,599
Trimble, Inc. (a)	129,530	4,253,765

		24,481,072

Equity Real Estate Investment Trusts (REITs)—1.5%
Equinix, Inc.	10,630	4,569,731

Healthcare Equipment & Supplies—11.8%
DexCom, Inc. (a)	74,065	7,034,694
Edwards Lifesciences Corp. (a)	52,425	7,631,507
Globus Medical, Inc., Class A (a)	58,090	2,931,221
Haemonetics Corp. (a)	45,100	4,044,568
IDEXX Laboratories, Inc. (a)	32,340	7,048,180
Novocure Ltd. (a)	135,155	4,230,352
Teleflex, Inc.	11,425	3,064,299

		35,984,821

Hotels, Restaurants & Leisure—3.8%
Hyatt Hotels Corp., Class A	54,035	4,168,800
MGM Resorts International	96,755	2,808,798
Royal Caribbean Cruises Ltd.	44,835	4,644,906

		11,622,504

	Shares	Value
Household Durables—1.4%
Newell Brands, Inc.	164,070	$4,231,365

Internet Software & Services—1.8%
Trade Desk, Inc., Class A (a)	41,215	3,865,967
Wix.com Ltd. (a)	16,065	1,611,319

		5,477,286

IT Services—6.1%
EPAM Systems, Inc. (a)	41,675	5,181,453
GreenSky, Inc., Class A (a)	102,545	2,168,827
WEX, Inc. (a)	16,875	3,214,350
Worldpay, Inc., Class A (a)	98,495	8,054,921

		18,619,551

Life Sciences Tools & Services—3.5%
Agilent Technologies, Inc.	101,285	6,263,465
Bruker Corp.	153,860	4,468,094

		10,731,559

Machinery—1.3%
Nordson Corp.	31,700	4,070,597

Multi-Line Retail—2.3%
Dollar Tree, Inc. (a)	81,495	6,927,075

Oil, Gas & Consumable Fuels—2.6%
Marathon Oil Corp.	171,905	3,585,938
Parsley Energy, Inc., Class A (a)	139,620	4,227,694

		7,813,632

Pharmaceuticals—1.4%
Catalent, Inc. (a)	104,610	4,382,113

Professional Services—3.6%
Equifax, Inc.	37,175	4,650,964
Verisk Analytics, Inc., Class A (a)	60,045	6,463,244

		11,114,208

Real Estate Management & Development—1.4%
CBRE Group, Inc., Class A (a)	87,790	4,191,095

Semiconductors & Semiconductor Equipment—5.9%
Entegris, Inc.	98,865	3,351,523
Marvell Technology Group Ltd.	153,995	3,301,653
MKS Instruments, Inc.	37,460	3,584,922
Monolithic Power Systems, Inc.	25,805	3,449,354
Xilinx, Inc.	67,145	4,381,883

		18,069,335

Software—9.5%
PTC, Inc. (a)	52,915	4,963,956
Snap, Inc., Class A (a)	164,480	2,153,043
Splunk, Inc. (a)	45,320	4,491,665
Take-Two Interactive Software, Inc. (a)	67,110	7,943,140
Workday, Inc., Class A (a)	47,900	5,801,648
Zynga, Inc., Class A (a)	869,880	3,540,412

		28,893,864

Specialty Retail—2.8%
Floor & Decor Holdings, Inc., Class A (a)	92,095	4,543,046
Ulta Salon Cosmetics & Fragrance, Inc. (a)	17,495	4,084,383

		8,627,429

Technology Hardware, Storage & Peripherals—3.1%
NetApp, Inc.	118,445	9,301,486

Textiles, Apparel & Luxury Goods—1.3%
Tapestry, Inc.	87,715	4,097,168

	Shares	Value
Trading Companies & Distributors—1.5%
United Rentals, Inc. (a)	31,700	$4,679,554

Total Investments (cost—$264,912,247)—100.0%		305,725,091

Liabilities in excess of other assets—(0.0)%		(152,174)

Net Assets—100.0%		$305,572,917

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

78	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2018

AllianzGI NFJ Dividend Value Fund

	Shares	Value
Common Stock—100.9%
Aerospace & Defense—3.8%
General Dynamics Corp.	182,285	$33,979,747
United Technologies Corp.	324,045	40,515,346

		74,495,093

Automobiles—1.9%
General Motors Co.	957,675	37,732,395

Banks—15.8%
Bank of America Corp.	1,350,110	38,059,601
BB&T Corp.	772,485	38,964,143
Citigroup, Inc.	571,170	38,222,696
Citizens Financial Group, Inc.	913,935	35,552,072
JPMorgan Chase & Co.	747,040	77,841,568
SunTrust Banks, Inc.	615,920	40,663,039
U.S. Bancorp	806,015	40,316,870

		309,619,989

Biotechnology—1.9%
AbbVie, Inc.	404,860	37,510,279

Capital Markets—3.7%
Ameriprise Financial, Inc.	261,946	36,641,007
Morgan Stanley	772,845	36,632,853

		73,273,860

Chemicals—1.9%
Eastman Chemical Co.	381,120	38,096,755

Communications Equipment—2.0%
Cisco Systems, Inc.	917,670	39,487,340

Containers & Packaging—1.9%
International Paper Co.	702,875	36,605,730

Diversified Telecommunication Services—5.1%
AT&T, Inc.	1,804,263	57,934,885
Verizon Communications, Inc.	854,750	43,002,472

		100,937,357

Electric Utilities—2.2%
Entergy Corp.	522,915	42,246,303

Electrical Equipment—2.0%
Eaton Corp. PLC	514,510	38,454,477

Energy Equipment & Services—2.0%
Schlumberger Ltd.	582,840	39,067,765

Food & Staples Retailing—2.1%
Walmart, Inc.	481,350	41,227,628

Food Products—4.0%
Ingredion, Inc.	329,420	36,466,794
Mondelez International, Inc., Class A	999,200	40,967,200

		77,433,994

Healthcare Equipment & Supplies—4.1%
Abbott Laboratories	660,300	40,271,697
Medtronic PLC	475,870	40,739,231

		81,010,928

Healthcare Providers & Services—4.1%
Anthem, Inc.	169,485	40,342,515
Quest Diagnostics, Inc.	367,460	40,398,552

		80,741,067

Hotels, Restaurants & Leisure—1.9%
Carnival Corp.	636,149	36,457,699

Industrial Conglomerates—2.0%
Honeywell International, Inc.	274,970	39,609,429

	Shares	Value
Insurance—5.7%
Allstate Corp.	430,875	$39,325,961
MetLife, Inc.	847,365	36,945,114
Reinsurance Group of America, Inc.	265,225	35,402,233

		111,673,308

Media—2.0%
Comcast Corp., Class A	1,215,000	39,864,150

Multi-Utilities—2.3%
Public Service Enterprise Group, Inc.	839,830	45,468,396

Oil, Gas & Consumable Fuels—12.3%
Chevron Corp.	322,015	40,712,357
ConocoPhillips	600,465	41,804,373
Occidental Petroleum Corp.	485,300	40,609,904
Royal Dutch Shell PLC, Class A ADR	1,162,635	80,489,221
Valero Energy Corp.	350,300	38,823,749

		242,439,604

Pharmaceuticals—5.3%
Eli Lilly & Co.	233,700	19,941,621
Johnson & Johnson	340,980	41,374,513
Pfizer, Inc.	1,187,585	43,085,584

		104,401,718

Road & Rail—2.0%
Kansas City Southern	367,450	38,935,002

Semiconductors & Semiconductor Equipment—2.8%
Intel Corp.	744,244	36,996,369
Lam Research Corp.	107,480	18,577,918

		55,574,287

Technology Hardware, Storage & Peripherals—4.0%
Apple, Inc.	219,440	40,620,539
HP, Inc.	1,706,880	38,729,107

		79,349,646

Textiles, Apparel & Luxury Goods—2.1%
V.F. Corp.	502,070	40,928,746

Total Common Stock (cost—$1,693,225,092)		1,982,642,945

	Principal Amount (000s)
Repurchase Agreements—1.3%
State Street Bank and Trust Co., dated 6/29/18, 0.35%, due 7/2/18, proceeds $26,452,772; collateralized by U.S. Treasury Notes, 2.25%, due 11/15/25, valued at $26,984,601 including accrued interest
(cost—$26,452,000)	$26,452	26,452,000

Total Investments (cost—$1,719,677,092)—102.2%		2,009,094,945

Liabilities in excess of other assets—(2.2)%		(43,845,170)

Net Assets—100.0%		$1,965,249,775

Glossary:

ADR—American Depositary Receipt

AllianzGI NFJ International Value Fund

	Shares	Value
Common Stock—99.2%
Australia—2.0%
Macquarie Group Ltd.	64,718	$5,898,154

Brazil—0.5%
Hypera S.A.	194,800	1,387,713

Canada—9.9%
Canadian Pacific Railway Ltd.	14,290	2,615,356
Enerplus Corp.	215,800	2,719,080
Magna International, Inc.	93,540	5,437,480
Manulife Financial Corp.	310,668	5,582,704
Toronto-Dominion Bank	155,440	8,993,758
TransCanada Corp.	67,090	2,898,288

		28,246,666

China—11.2%
Anhui Conch Cement Co., Ltd., Class H	991,000	5,651,576
China Construction Bank Corp., Class H	5,849,100	5,352,165
China Medical System Holdings Ltd.	926,000	1,844,451
China Shenhua Energy Co., Ltd., Class H	2,228,500	5,270,948
Geely Automobile Holdings Ltd.	640,000	1,646,651
Gree Electric Appliances, Inc. of Zhuhai, Class A	226,500	1,606,417
Kweichow Moutai Co., Ltd., Class A	27,818	3,063,697
Lee & Man Paper Manufacturing Ltd.	2,706,000	2,730,020
PICC Property & Casualty Co., Ltd., Class H	2,565,000	2,758,715
Sinopec Shanghai Petrochemical Co., Ltd., Class H	3,392,900	2,062,597

		31,987,237

France—9.6%
AXA S.A.	117,598	2,873,363
Capgemini SE	43,275	5,799,274
Cie Generale des Etablissements Michelin SCA	44,907	5,432,761
Credit Agricole S.A.	196,700	2,610,705
Danone S.A.	71,321	5,207,322
Euronext NV (a)	44,400	2,813,524
Unibail-Rodamco-Westfield	12,002	2,642,705

		27,379,654

Germany—6.7%
BASF SE	59,152	5,647,156
Continental AG	11,076	2,520,651
Covestro AG (a)	30,474	2,708,637
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	26,755	5,625,046
SAP SE	22,501	2,597,013

		19,098,503

Hong Kong—5.8%
BOC Hong Kong Holdings Ltd.	1,152,400	5,416,205
CLP Holdings Ltd.	575,000	6,193,544
Sands China Ltd.	383,600	2,045,120
Xinyi Glass Holdings Ltd. (c)	2,388,000	2,896,506

		16,551,375

India—0.6%
Reliance Industries Ltd. GDR (a)	60,179	1,691,030

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	79

Schedule of Investments

June 30, 2018

	Shares	Value
Indonesia—0.8%
Bank Rakyat Indonesia Persero Tbk PT	12,477,100	$2,467,856

Ireland—2.0%
Smurfit Kappa Group PLC	139,345	5,625,523

Israel—1.8%
Bank Hapoalim BM	751,950	5,097,642

Italy—1.0%
Terna Rete Elettrica Nazionale SpA	517,662	2,795,722

Japan—16.2%
Asahi Group Holdings Ltd. (c)	59,400	3,046,490
Astellas Pharma, Inc. (c)	199,200	3,031,540
Daiwa House Industry Co., Ltd. (c)	83,700	2,847,627
Hitachi Ltd.	423,200	2,981,436
Hoya Corp.	48,800	2,768,373
Japan Exchange Group, Inc. (c)	315,800	5,857,499
Mitsubishi Corp. (c)	102,300	2,836,682
Nippon Telegraph & Telephone Corp. (c)	123,400	5,605,813
Shionogi & Co., Ltd. (c)	117,900	6,049,907
Sony Corp.	163,800	8,388,910
Tokyo Electron Ltd. (c)	17,300	2,969,602

		46,383,879

Korea (Republic of)—4.2%
POSCO ADR (c)	61,460	4,555,415
Samsung Electronics Co., Ltd.	127,189	5,327,892
SK Hynix, Inc.	28,700	2,202,990

		12,086,297

Mexico—0.6%
Grupo Aeroportuario del Pacifico S.A.B de C.V., Class B	189,900	1,762,242

Netherlands—1.7%
Coca-Cola European Partners PLC	45,430	1,846,275
Heineken NV	29,042	2,909,673

		4,755,948

Russian Federation—3.1%
LUKOIL PJSC ADR	128,370	8,848,544

Singapore—1.9%
DBS Group Holdings Ltd.	283,400	5,511,285

South Africa—1.1%
Rand Merchant Investment Holdings Ltd.	576,886	1,568,006
Standard Bank Group Ltd.	119,000	1,661,499

		3,229,505

Switzerland—2.1%
Roche Holding AG	27,719	6,149,681

Taiwan—1.9%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	145,830	5,331,545

United Kingdom—11.7%
3i Group PLC	220,000	2,604,608
BAE Systems PLC ADR	77,390	2,679,242
Carnival PLC	93,609	5,350,216
Howden Joinery Group PLC	408,328	2,879,498
Legal & General Group PLC	1,637,806	5,728,779
Rio Tinto PLC	102,497	5,649,480

	Shares	Value
Royal Dutch Shell PLC, Class A ADR	123,540	$8,552,674

		33,444,497

United States—2.8%
Broadcom, Inc.	10,500	2,547,720
TE Connectivity Ltd.	60,800	5,475,648

		8,023,368

Total Investments (cost—$264,572,107) (b)—99.2%		283,753,866

Other assets less liabilities—0.8%		2,237,722

Net Assets—100.0%		$285,991,588

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $7,213,191, representing 2.5% of net assets.

(b) Securities with an aggregate value of $208,186,447, representing 72.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	13.0%
Oil, Gas & Consumable Fuels	10.5%
Insurance	8.4%
Capital Markets	6.0%
Pharmaceuticals	6.0%
Auto Components	5.7%
Semiconductors & Semiconductor Equipment	4.6%
Beverages	3.8%
Chemicals	3.6%
Metals & Mining	3.6%
Household Durables	3.5%
Electric Utilities	3.1%
Electronic Equipment, Instruments & Components	2.9%
Hotels, Restaurants & Leisure	2.6%
IT Services	2.0%
Trading Companies & Distributors	2.0%
Construction Materials	2.0%
Containers & Packaging	2.0%
Diversified Telecommunication Services	2.0%
Technology Hardware, Storage & Peripherals	1.9%
Food Products	1.8%
Real Estate Management & Development	1.0%
Healthcare Equipment & Supplies	1.0%
Paper & Forest Products	0.9%
Aerospace & Defense	0.9%
Equity Real Estate Investment Trusts (REITs)	0.9%
Road & Rail	0.9%
Software	0.9%
Transportation Infrastructure	0.6%
Automobiles	0.6%
Personal Products	0.5%
Other assets less liabilities	0.8%

100.0%

80	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2018

AllianzGI NFJ Large-Cap Value Fund

	Shares	Value
Common Stock—98.2%
Aerospace & Defense—2.8%
Lockheed Martin Corp.	9,800	$2,895,214
United Technologies Corp.	58,666	7,335,010

		10,230,224

Air Freight & Logistics—0.7%
FedEx Corp.	10,500	2,384,130

Auto Components—1.6%
Lear Corp.	31,300	5,815,853

Banks—15.7%
Bank of America Corp.	359,300	10,128,667
BB&T Corp.	68,900	3,475,316
Citigroup, Inc.	104,900	7,019,908
Citizens Financial Group, Inc.	154,400	6,006,160
JPMorgan Chase & Co.	132,600	13,816,920
Regions Financial Corp.	157,800	2,805,684
SunTrust Banks, Inc.	94,000	6,205,880
U.S. Bancorp	147,600	7,382,952

		56,841,487

Beverages—1.0%
PepsiCo, Inc.	34,000	3,701,580

Biotechnology—1.0%
AbbVie, Inc.	37,800	3,502,170

Capital Markets—2.6%
Morgan Stanley	130,400	6,180,960
State Street Corp.	35,100	3,267,459

		9,448,419

Chemicals—1.9%
Eastman Chemical Co.	69,600	6,957,216

Communications Equipment—2.0%
Cisco Systems, Inc.	168,400	7,246,252

Consumer Finance—2.0%
American Express Co.	37,948	3,718,904
Discover Financial Services	49,500	3,485,295

		7,204,199

Containers & Packaging—0.8%
Packaging Corp. of America	25,400	2,839,466

Diversified Telecommunication Services—3.0%
AT&T, Inc.	197,948	6,356,110
Verizon Communications, Inc.	88,300	4,442,373

		10,798,483

Electric Utilities—2.2%
Entergy Corp.	100,300	8,103,237

Electrical Equipment—1.0%
Eaton Corp. PLC	46,900	3,505,306

Electronic Equipment, Instruments & Components—0.9%
TE Connectivity Ltd.	36,400	3,278,184

Energy Equipment & Services—0.9%
Schlumberger Ltd.	49,600	3,324,688

Food & Staples Retailing—2.1%
Sysco Corp.	57,100	3,899,359
Walmart, Inc.	42,700	3,657,255

		7,556,614

Food Products—1.8%
Ingredion, Inc.	27,800	3,077,460
Mondelez International, Inc., Class A	87,600	3,591,600

		6,669,060

	Shares	Value
Healthcare Equipment & Supplies—2.5%
Abbott Laboratories	71,400	$4,354,686
Medtronic PLC	54,100	4,631,501

		8,986,187

Healthcare Providers & Services—6.5%
Anthem, Inc.	31,000	7,378,930
CVS Health Corp.	52,268	3,363,446
Encompass Health Corp.	60,700	4,110,604
HCA Healthcare, Inc.	37,900	3,888,540
Quest Diagnostics, Inc.	43,400	4,771,396

		23,512,916

Hotels, Restaurants & Leisure—1.0%
Royal Caribbean Cruises Ltd.	34,100	3,532,760

Household Products—1.1%
Church & Dwight Co., Inc.	72,800	3,870,048

Industrial Conglomerates—1.9%
Honeywell International, Inc.	48,600	7,000,830

Insurance—4.4%
Aflac, Inc.	82,800	3,562,056
Allstate Corp.	32,400	2,957,148
Progressive Corp.	59,811	3,537,821
Prudential Financial, Inc.	27,500	2,571,525
Reinsurance Group of America, Inc.	24,900	3,323,652

		15,952,202

Leisure Equipment & Products—1.0%
Brunswick Corp.	56,100	3,617,328

Machinery—0.9%
Ingersoll-Rand PLC	36,600	3,284,118

Media—1.0%
Comcast Corp., Class A	111,500	3,658,315

Metals & Mining—0.9%
Steel Dynamics, Inc.	68,200	3,133,790

Multi-Utilities—2.3%
Public Service Enterprise Group, Inc.	151,400	8,196,796

Oil, Gas & Consumable Fuels—12.7%
Chevron Corp.	59,000	7,459,370
ConocoPhillips	106,300	7,400,606
Devon Energy Corp.	67,300	2,958,508
EOG Resources, Inc.	29,700	3,695,571
Equinor ASA ADR	272,100	7,186,161
Marathon Oil Corp.	173,100	3,610,866
Occidental Petroleum Corp.	44,000	3,681,920
Royal Dutch Shell PLC, Class A ADR	53,308	3,690,513
Valero Energy Corp.	55,528	6,154,168

		45,837,683

Pharmaceuticals—6.0%
Eli Lilly & Co.	42,700	3,643,591
Johnson & Johnson	56,800	6,892,112
Merck & Co., Inc.	62,400	3,787,680
Pfizer, Inc.	209,000	7,582,520

		21,905,903

Road & Rail—1.9%
Kansas City Southern	29,700	3,147,012
Union Pacific Corp.	25,100	3,556,168

		6,703,180

Semiconductors & Semiconductor Equipment—2.8%
Intel Corp.	148,500	7,381,935
Lam Research Corp.	16,100	2,782,885

		10,164,820

	Shares	Value
Software—2.0%
Microsoft Corp.	73,674	$7,264,993

Specialty Retail—0.9%
Lowe’s Cos., Inc.	35,400	3,383,178

Technology Hardware, Storage & Peripherals—2.2%
Apple, Inc.	23,000	4,257,530
HP, Inc.	169,600	3,848,224

		8,105,754

Textiles, Apparel & Luxury Goods—2.2%
V.F. Corp.	99,600	8,119,392

Total Common Stock (cost—$354,772,117)		355,636,761

	Principal Amount (000s)
Repurchase Agreements—2.9%
State Street Bank and Trust Co., dated 6/29/18, 0.35%, due 7/2/18, proceeds $10,353,302; collateralized by U.S. Treasury Notes, 2.25%, due 11/15/25, valued at $10,562,337 including accrued interest
(cost—$10,353,000)	$10,353	10,353,000

Total Investments (cost—$365,125,117)—101.1%		365,989,761

Liabilities in excess of other assets—(1.1)%		(3,926,734)

Net Assets—100.0%		$362,063,027

Glossary:

ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	81

Schedule of Investments

June 30, 2018

AllianzGI NFJ Mid-Cap Value Fund

	Shares	Value
Common Stock—98.3%
Aerospace & Defense—2.9%
Harris Corp.	84,030	$12,145,696
Huntington Ingalls Industries, Inc.	56,740	12,300,665
Spirit AeroSystems Holdings, Inc., Class A	142,400	12,233,584

		36,679,945

Air Freight & Logistics—0.9%
FedEx Corp.	49,250	11,182,705

Airlines—1.0%
Southwest Airlines Co.	239,200	12,170,496

Auto Components—1.9%
Lear Corp.	65,300	12,133,393
Magna International, Inc.	212,900	12,375,877

		24,509,270

Automobiles—1.0%
Thor Industries, Inc.	125,020	12,175,698

Banks—8.2%
Bank of the Ozarks, Inc.	269,100	12,120,264
BB&T Corp.	229,470	11,574,467
BOK Financial Corp.	129,600	12,183,696
Comerica, Inc.	133,170	12,107,816
Fifth Third Bancorp	421,500	12,097,050
KeyCorp	618,300	12,081,582
Regions Financial Corp.	677,800	12,051,284
SunTrust Banks, Inc.	184,000	12,147,680
Zions Bancorporation	145,400	7,661,126

		104,024,965

Beverages—1.0%
Coca-Cola European Partners PLC	313,050	12,722,352

Building Products—1.0%
Owens Corning	192,500	12,198,725

Capital Markets—5.6%
Affiliated Managers Group, Inc.	79,800	11,863,866
Ameriprise Financial, Inc.	86,700	12,127,596
Bank of New York Mellon Corp.	215,990	11,648,341
Lazard Ltd., Class A	250,028	12,228,869
Raymond James Financial, Inc.	135,400	12,097,990
State Street Corp.	123,920	11,535,713

		71,502,375

Chemicals—3.0%
Celanese Corp., Ser. A	117,000	12,994,020
Eastman Chemical Co.	124,100	12,405,036
PPG Industries, Inc.	118,900	12,333,497

		37,732,553

Commercial Services & Supplies—1.0%
KAR Auction Services, Inc.	225,000	12,330,000

Communications Equipment—1.0%
Motorola Solutions, Inc.	106,800	12,428,316

Construction & Engineering—1.0%
Jacobs Engineering Group, Inc.	202,500	12,856,725

Consumer Finance—1.0%
Discover Financial Services	172,300	12,131,643

Containers & Packaging—2.9%
International Paper Co.	230,800	12,020,064
Packaging Corp. of America	107,500	12,017,425
Sonoco Products Co.	248,800	13,062,000

		37,099,489

	Shares	Value
Distributors—0.9%
Genuine Parts Co.	131,300	$12,052,027

Electric Utilities—3.1%
American Electric Power Co., Inc.	185,820	12,868,035
Entergy Corp.	155,460	12,559,613
Eversource Energy	231,000	13,538,910

		38,966,558

Electrical Equipment—1.0%
Eaton Corp. PLC	162,600	12,152,724

Electronic Equipment, Instruments & Components—1.4%
Corning, Inc.	218,300	6,005,433
TE Connectivity Ltd.	135,800	12,230,148

		18,235,581

Energy Equipment & Services—0.5%
National Oilwell Varco, Inc.	144,300	6,262,620

Equity Real Estate Investment Trusts (REITs)—7.0%
American Tower Corp.	75,500	10,884,835
Digital Realty Trust, Inc.	117,100	13,066,018
Lamar Advertising Co., Class A	185,700	12,685,167
Mid-America Apartment Communities, Inc.	135,000	13,590,450
National Health Investors, Inc.	180,800	13,321,344
Prologis, Inc.	193,000	12,678,170
Weyerhaeuser Co.	335,000	12,214,100

		88,440,084

Food Products—3.0%
Archer-Daniels-Midland Co.	280,400	12,850,732
Hershey Co.	133,900	12,460,734
Ingredion, Inc.	110,300	12,210,210

		37,521,676

Gas Utilities—1.1%
UGI Corp.	266,000	13,850,620

Healthcare Equipment & Supplies—2.0%
Cooper Cos., Inc.	53,000	12,478,850
STERIS PLC	127,800	13,420,278

		25,899,128

Healthcare Providers & Services—3.9%
Anthem, Inc.	42,820	10,192,445
Encompass Health Corp	220,900	14,959,348
Fresenius Medical Care AG & Co. KGaA ADR	245,500	12,360,925
Universal Health Services, Inc., Class B	107,000	11,924,080

		49,436,798

Household Durables—1.0%
DR Horton, Inc.	312,200	12,800,200

Household Products—1.0%
Church & Dwight Co., Inc.	247,090	13,135,304

Insurance—8.4%
Allstate Corp.	132,530	12,096,013
American Financial Group, Inc.	112,240	12,046,719
Aon PLC	88,120	12,087,420
Everest Re Group Ltd.	53,900	12,422,872
Hartford Financial Services Group, Inc.	237,480	12,142,353
Lincoln National Corp.	194,700	12,120,075
Principal Financial Group, Inc.	229,270	12,139,847
Prudential Financial, Inc.	110,700	10,351,557
Unum Group	319,800	11,829,402

		107,236,258

	Shares	Value
IT Services—4.0%
Amdocs Ltd.	184,110	$12,186,241
Booz Allen Hamilton Holding Corp.	304,200	13,302,666
DXC Technology Co.	150,500	12,131,805
Fidelity National Information Services, Inc.	119,000	12,617,570

		50,238,282

Leisure Equipment & Products—1.0%
Brunswick Corp.	189,500	12,218,960

Machinery—4.4%
Crane Co.	151,740	12,158,926
Cummins, Inc.	91,300	12,142,900
Illinois Tool Works, Inc.	48,900	6,774,606
Ingersoll-Rand PLC	135,430	12,152,134
PACCAR, Inc.	196,400	12,168,944

		55,397,510

Metals & Mining—1.2%
Freeport-McMoRan, Inc.	219,290	3,784,945
Nucor Corp.	192,500	12,031,250

		15,816,195

Multi-Line Retail—1.0%
Dollar General Corp.	127,100	12,532,060

Multi-Utilities—1.0%
Public Service Enterprise Group, Inc.	244,460	13,235,064

Oil, Gas & Consumable Fuels—9.5%
Devon Energy Corp.	272,300	11,970,308
Diamondback Energy, Inc.	96,930	12,753,080
EQT Midstream Partners L.P.	170,100	8,775,459
Magellan Midstream Partners L.P.	197,300	13,629,484
Marathon Oil Corp.	538,240	11,227,686
Marathon Petroleum Corp.	172,800	12,123,648
Noble Energy, Inc.	315,440	11,128,723
Spectra Energy Partners L.P.	356,980	12,644,232
TransCanada Corp.	279,400	12,070,080
Valero Energy Corp.	128,300	14,219,489

		120,542,189

Professional Services—0.9%
ManpowerGroup, Inc.	136,700	11,764,402

Road & Rail—2.9%
Canadian Pacific Railway Ltd.	67,000	12,262,340
Kansas City Southern	115,110	12,197,056
Norfolk Southern Corp.	84,300	12,718,341

		37,177,737

Semiconductors & Semiconductor Equipment—2.7%
Applied Materials, Inc.	221,300	10,221,847
Lam Research Corp.	70,870	12,249,879
Skyworks Solutions, Inc.	124,050	11,989,433

		34,461,159

Specialty Retail—1.1%
Tractor Supply Co.	189,800	14,517,802

Technology Hardware, Storage & Peripherals—0.9%
Western Digital Corp.	156,600	12,122,406

Total Common Stock (cost-$1,081,199,850)		1,247,758,601

82	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2018

	Principal Amount (000s)	Value
Repurchase Agreements—2.5%
State Street Bank and Trust Co., dated 6/29/18, 0.35%, due 7/2/18, proceeds $31,272,912; collateralized by U.S. Treasury Notes, 2.25%, due 11/15/25, valued at $31,899,223 including accrued interest
(cost—$31,272,000)	$31,272	$31,272,000

Total Investments (cost—$1,112,471,850)—100.8%		1,279,030,601

Liabilities in excess of other assets—(0.8)%		(9,596,190)

Net Assets—100.0%		$1,269,434,411

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

AllianzGI NFJ Small-Cap Value Fund

	Shares	Value
Common Stock—100.1%
Aerospace & Defense—1.1%
CAE, Inc.	1,176,700	$24,440,059

Auto Components—1.7%
Dana, Inc.	1,000,110	20,192,221
Tenneco, Inc.	407,000	17,891,720

		38,083,941

Automobiles—0.9%
Thor Industries, Inc.	220,550	21,479,364

Banks—18.1%
Associated Banc-Corp	1,037,770	28,331,121
Berkshire Hills Bancorp, Inc.	683,904	27,766,502
Community Trust Bancorp, Inc.	207,624	10,370,819
East West Bancorp, Inc.	194,590	12,687,268
Enterprise Financial Services Corp.	184,725	9,965,914
Fidelity Southern Corp.	235,447	5,982,708
First Bancorp	324,600	13,279,386
First Hawaiian, Inc.	511,700	14,849,534
First Horizon National Corp.	1,231,300	21,966,392
First Interstate Bancsystem, Inc., Class A	668,548	28,212,725
FNB Corp.	1,969,255	26,427,402
Great Western Bancorp, Inc.	655,315	27,516,677
Heartland Financial USA, Inc.	382,070	20,956,539
Hope Bancorp, Inc.	1,003,500	17,892,405
IBERIABANK Corp.	177,500	13,454,500
International Bancshares Corp.	283,800	12,146,640
Old National Bancorp	1,332,320	24,781,152
Simmons First National Corp., Class A	908,050	27,150,695
South State Corp.	57,400	4,950,750
TCF Financial Corp.	651,740	16,045,839
Umpqua Holdings Corp.	680,340	15,368,881
United Community Banks, Inc.	520,930	15,976,923
WesBanco, Inc.	270,621	12,188,770

		408,269,542

Building Products—1.2%
Universal Forest Products, Inc.	772,002	28,270,713

Capital Markets—3.3%
AllianceBernstein Holding L.P.	533,012	15,217,493
BrightSphere Investment Group	814,344	11,612,545
Houlihan Lokey, Inc.	528,050	27,046,721
Stifel Financial Corp.	396,500	20,717,125

		74,593,884

Chemicals—5.7%
Cabot Corp.	467,350	28,868,209
Innophos Holdings, Inc.	511,852	24,364,155
Methanex Corp.	381,500	26,972,050
Orion Engineered Carbons S.A.	881,475	27,193,504
Rentech Nitrogen Partners L.P. (a)(b)(c)	555,768	56
Stepan Co.	278,758	21,745,912

		129,143,886

Commercial Services & Supplies—3.0%
Deluxe Corp.	374,650	24,805,577
Ennis, Inc.	808,501	16,452,995
Interface, Inc.	919,258	21,096,971
Knoll, Inc.	216,690	4,509,319

		66,864,862

	Shares	Value
Construction & Engineering—1.7%
Argan, Inc.	399,523	$16,360,467
Comfort Systems USA, Inc.	24,245	1,110,421
KBR, Inc.	1,205,610	21,604,531

		39,075,419

Containers & Packaging—3.2%
Graphic Packaging Holding Co.	1,675,320	24,308,893
Silgan Holdings, Inc.	863,106	23,157,134
Sonoco Products Co.	482,900	25,352,250

		72,818,277

Electrical Equipment—2.5%
EnerSys	355,051	26,501,007
Regal Beloit Corp.	364,110	29,784,198

		56,285,205

Electronic Equipment, Instruments & Components—3.5%
Methode Electronics, Inc.	675,712	27,231,194
SYNNEX Corp.	250,171	24,144,003
Vishay Intertechnology, Inc.	1,205,830	27,975,256

		79,350,453

Equity Real Estate Investment Trusts (REITs)—6.5%
Cousins Properties, Inc.	2,179,230	21,116,739
CyrusOne, Inc.	481,374	28,092,987
InfraREIT, Inc.	1,174,520	26,039,108
Monmouth Real Estate Investment Corp.	1,835,598	30,342,435
National Health Investors, Inc.	388,800	28,646,784
Potlatch Corp.	257,500	13,093,875

		147,331,928

Food Products—1.3%
Ingredion, Inc.	176,060	19,489,842
Sanderson Farms, Inc.	85,900	9,032,385

		28,522,227

Gas Utilities—2.2%
AmeriGas Partners L.P.	547,721	23,124,781
National Fuel Gas Co.	513,990	27,220,910

		50,345,691

Healthcare Equipment & Supplies—1.2%
Hill-Rom Holdings, Inc.	303,150	26,477,121

Healthcare Providers & Services—1.3%
Encompass Health Corp.	433,239	29,338,945

Hotels, Restaurants & Leisure—1.0%
Ruth’s Hospitality Group, Inc.	824,005	23,113,340

Household Durables—2.3%
La-Z-Boy, Inc.	781,900	23,926,140
MDC Holdings, Inc.	902,944	27,783,587

		51,709,727

Household Products—1.0%
Energizer Holdings, Inc.	360,020	22,666,859

Insurance—4.0%
American Financial Group, Inc.	166,670	17,888,691
CNO Financial Group, Inc.	1,316,760	25,071,111
First American Financial Corp.	443,420	22,933,682
Old Republic International Corp.	1,254,390	24,974,905

		90,868,389

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	83

Schedule of Investments

June 30, 2018

	Shares	Value
IT Services—2.6%
Booz Allen Hamilton Holding Corp.	669,180	$29,263,242
Convergys Corp.	1,190,846	29,104,276

		58,367,518

Leisure Equipment & Products—1.2%
Brunswick Corp.	438,800	28,293,824

Life Sciences Tools & Services—1.0%
Bruker Corp.	773,000	22,447,920

Machinery—5.3%
Crane Co.	262,140	21,005,278
Global Brass & Copper Holdings, Inc.	787,052	24,674,080
ITT, Inc.	545,295	28,502,570
Kennametal, Inc.	651,100	23,374,490
Wabash National Corp.	1,194,620	22,291,609

		119,848,027

Media—1.0%
Meredith Corp.	455,992	23,255,592

Metals & Mining—1.4%
Steel Dynamics, Inc.	405,100	18,614,345
SunCoke Energy Partners L.P.	859,307	12,889,605

		31,503,950

Multi-Utilities—1.2%
Black Hills Corp.	435,960	26,685,111

Oil, Gas & Consumable Fuels—9.0%
Alliance Resource Partners L.P.	1,454,270	26,685,854
Boardwalk Pipeline Partners L.P.	2,116,639	24,595,345
CNX Midstream Partners L.P.	1,473,271	28,566,725
Delek Logistics Partners L.P.	506,964	14,017,555
Enerplus Corp.	1,996,600	25,157,160
Rice Midstream Partners L.P.	1,223,700	20,827,374
SandRidge Permian Trust	1,440,458	3,745,191
Ship Finance International Ltd.	1,642,240	24,551,488
TC Pipelines L.P.	593,893	15,411,523
Valero Energy Partners L.P.	353,962	13,475,333
World Fuel Services Corp.	321,758	6,567,081

		203,600,629

Paper & Forest Products—3.1%
Neenah, Inc.	330,503	28,043,179
Schweitzer-Mauduit International, Inc.	424,654	18,565,873
Western Forest Products, Inc.	11,101,936	22,632,023

		69,241,075

Professional Services—1.0%
Korn/Ferry International	362,762	22,465,851

Semiconductors & Semiconductor Equipment—2.3%
MKS Instruments, Inc.	252,960	24,208,272
Versum Materials, Inc.	728,746	27,072,914

		51,281,186

Specialty Retail—1.3%
DSW, Inc., Class A	1,129,900	29,174,018

Textiles, Apparel & Luxury Goods—0.7%
Carter’s, Inc.	150,510	16,313,779

Thrifts & Mortgage Finance—1.2%
Washington Federal, Inc.	810,880	26,515,776

	Shares	Value
Tobacco—1.1%
Universal Corp.	375,519	$24,803,030

Total Common Stock (cost—$1,904,476,223)		2,262,847,118

	Principal Amount (000s)
Repurchase Agreements—1.1%
State Street Bank and Trust Co., dated 6/29/18, 0.35%, due 7/2/18, proceeds $25,267,737; collateralized by U.S. Treasury Notes, 2.25%, due 11/15/25, valued at $25,774,032 including accrued interest
(cost—$25,267,000)	$25,267	25,267,000

Total Investments (cost—$1,929,743,223)—101.2%		2,288,114,118

Liabilities in excess of other assets—(1.2)%		(28,161,975)

Net Assets—100.0%		$2,259,952,143

Notes to Schedule of Investments:

(a) Fair-Valued—Security with a value of $56, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

AllianzGI Small-Cap Fund

	Shares	Value
Common Stock—98.9%
Aerospace & Defense—1.0%
AAR Corp.	8,125	$377,731
BWX Technologies, Inc.	2,990	186,337
HEICO Corp.	500	36,465
Kratos Defense & Security Solutions, Inc. (c)	24,899	286,587
Sparton Corp. (c)	1,905	36,176

		923,296

Air Freight & Logistics—0.8%
Air Transport Services Group, Inc. (c)	16,551	373,887
Echo Global Logistics, Inc. (c)	7,529	220,223
Forward Air Corp.	2,549	150,595

		744,705

Auto Components—1.7%
Dana, Inc.	26,850	542,102
Modine Manufacturing Co. (c)	15,683	286,215
Stoneridge, Inc. (c)	21,160	743,562

		1,571,879

Banks—7.2%
Bancorp, Inc. (c)	70,650	738,999
Carolina Financial Corp.	1,424	61,118
CBTX, Inc. (c)	2,230	73,702
CenterState Bank Corp.	20,000	596,400
Enterprise Financial Services Corp.	4,095	220,925
Equity Bancshares, Inc., Class A (c)	3,049	126,473
First Financial Bankshares, Inc. (c)	12,625	642,612
First Foundation, Inc. (c)	3,137	58,160
First Internet Bancorp	1,150	39,215
First Merchants Corp.	11,820	548,448
Franklin Financial Network, Inc. (c)	1,303	48,993
National Bank Holdings Corp., Class A	16,205	625,351
National Commerce Corp. (c)	963	44,587
Old Line Bancshares, Inc.	5,045	176,121
Pacific Premier Bancorp, Inc. (c)	7,343	280,135
Peapack Gladstone Financial Corp.	16,595	574,021
Preferred Bank	4,276	262,803
RBB Bancorp	2,490	79,979
Seacoast Banking Corp. of Florida (c)	9,516	300,515
Shore Bancshares, Inc.	5,715	108,699
Southern National Bancorp of Virginia, Inc.	2,620	46,741
TCF Financial Corp.	32,565	801,750
Texas Capital Bancshares, Inc. (c)	2,781	254,462
Triumph Bancorp, Inc. (c)	1,228	50,041
Veritex Holdings, Inc. (c)	1,912	59,406

		6,819,656

Beverages—0.4%
Boston Beer Co., Inc., Class A (c)	130	38,961
Craft Brew Alliance, Inc. (c)	3,365	69,487
MGP Ingredients, Inc.	1,445	128,331
Primo Water Corp. (c)	5,855	102,404

		339,183

Biotechnology—5.2%
Abeona Therapeutics, Inc. (c)	1,392	22,272
Achaogen, Inc. (c)	1,213	10,505
Adamas Pharmaceuticals, Inc. (c)	645	16,660
Akebia Therapeutics, Inc. (c)	1,501	14,980
Albireo Pharma, Inc. (c)	468	16,614
Amicus Therapeutics, Inc. (c)	4,634	72,383
Arena Pharmaceuticals, Inc. (c)	2,418	105,425
Audentes Therapeutics, Inc. (c)	3,093	118,183
BioCryst Pharmaceuticals, Inc. (c)	3,031	17,368

84	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2018

	Shares	Value
BioSpecifics Technologies Corp. (c)	5,353	$240,135
Blueprint Medicines Corp. (c)	1,445	91,729
Cara Therapeutics, Inc. (c)	1,274	24,397
Corbus Pharmaceuticals Holdings, Inc. (c)	1,763	8,903
CRISPR Therapeutics AG (c)	959	56,351
Cytokinetics, Inc. (c)	1,445	11,993
CytomX Therapeutics, Inc. (c)	3,655	83,553
Editas Medicine, Inc. (c)	2,587	92,692
Emergent Biosolutions, Inc. (c)	11,130	561,954
Exelixis, Inc. (c)	6,195	133,316
FibroGen, Inc. (c)	1,488	93,149
Flexion Therapeutics, Inc. (c)	5,610	145,018
Genomic Health, Inc. (c)	18,090	911,736
Global Blood Therapeutics, Inc. (c)	2,913	131,668
Halozyme Therapeutics, Inc. (c)	2,354	39,712
Heron Therapeutics, Inc. (c)	1,329	51,632
ImmunoGen, Inc. (c)	43,005	418,439
Immunomedics, Inc. (c)	4,173	98,775
Inovio Pharmaceuticals, Inc. (c)	2,730	10,702
Intellia Therapeutics, Inc. (c)	1,067	29,193
Iovance Biotherapeutics, Inc. (c)	6,562	83,994
Karyopharm Therapeutics, Inc. (c)	1,374	23,344
La Jolla Pharmaceutical Co. (c)	1,043	30,424
Loxo Oncology, Inc. (c)	585	101,486
MacroGenics, Inc. (c)	1,259	25,998
Novavax, Inc. (c)	157,410	210,929
Pieris Pharmaceuticals, Inc. (c)	2,111	10,703
Progenics Pharmaceuticals, Inc. (c)	3,094	24,876
PTC Therapeutics, Inc. (c)	13,800	465,474
Rigel Pharmaceuticals, Inc. (c)	6,120	17,320
Sangamo Therapeutics, Inc. (c)	9,136	129,731
T2 Biosystems, Inc. (c)	5,028	38,917
TG Therapeutics, Inc. (c)	2,064	27,142
uniQure NV (c)	676	25,553
Vanda Pharmaceuticals, Inc. (c)	1,803	34,347
Verastem, Inc. (c)	11,842	81,473
Voyager Therapeutics, Inc. (c)	927	18,113

		4,979,261

Building Products—0.3%
American Woodmark Corp. (c)	2,314	211,846
PGT Innovations, Inc. (c)	2,722	56,754

		268,600

Capital Markets—0.3%
Stifel Financial Corp.	5,255	274,574

Chemicals—1.3%
American Vanguard Corp.	11,344	260,345
Balchem Corp.	935	91,761
Ingevity Corp. (c)	3,616	292,390
KMG Chemicals, Inc.	3,222	237,719
Koppers Holdings, Inc. (c)	1,174	45,023
Sensient Technologies Corp.	545	38,994
Trinseo S.A.	3,620	256,839

		1,223,071

Commercial Services & Supplies—3.4%
Brink’s Co.	3,922	312,779
Essendant, Inc.	40,580	536,468
Healthcare Services Group, Inc.	6,929	299,264
Herman Miller, Inc.	17,200	583,080
MSA Safety, Inc.	7,650	737,001
Tetra Tech, Inc.	12,420	726,570

		3,195,162

Communications Equipment—0.7%
ADTRAN, Inc.	3,770	55,985
Ciena Corp. (c)	1,485	39,367
EchoStar Corp., Class A (c)	825	36,630
InterDigital, Inc.	1,490	120,541

	Shares	Value
Lumentum Holdings, Inc. (c)	2,380	$137,802
NetScout Systems, Inc. (c)	1,970	58,509
Plantronics, Inc.	615	46,894
Viavi Solutions, Inc. (c)	14,055	143,923

		639,651

Construction & Engineering—0.7%
Granite Construction, Inc.	5,426	302,011
NV5 Global, Inc. (c)	1,250	86,625
Sterling Construction Co., Inc. (c)	19,540	254,606

		643,242

Construction Materials—0.1%
U.S. Concrete, Inc. (c)	983	51,608

Consumer Finance—0.5%
Curo Group Holdings Corp. (c)	8,816	219,959
Enova International, Inc. (c)	7,700	281,435

		501,394

Containers & Packaging—0.5%
Greif, Inc., Class A	8,820	466,490
Silgan Holdings, Inc.	2,090	56,074

		522,564

Diversified Consumer Services—1.4%
American Public Education, Inc. (c)	11,400	479,940
Bright Horizons Family Solutions, Inc. (c)	4,774	489,430
Carriage Services, Inc.	3,938	96,678
Chegg, Inc. (c)	5,771	160,376
Graham Holdings Co., Class B	75	43,958
Grand Canyon Education, Inc. (c)	560	62,502

		1,332,884

Diversified Financial Services—0.2%
Compass Diversified Holdings	13,080	226,284

Diversified Telecommunication Services—0.2%
ORBCOMM, Inc. (c)	19,895	200,939

Electric Utilities—1.7%
ALLETE, Inc.	4,495	347,958
Hawaiian Electric Industries, Inc.	10,120	347,116
IDACORP, Inc.	4,135	381,412
Otter Tail Corp.	1,925	91,630
PNM Resources, Inc.	2,600	101,140
Portland General Electric Co.	7,085	302,955

		1,572,211

Electrical Equipment—0.0%
Plug Power, Inc. (c)	14,129	28,541

Electronic Equipment, Instruments & Components—0.3%
II-VI, Inc. (c)	5,244	227,852
Mesa Laboratories, Inc.	278	58,680

		286,532

Energy Equipment & Services—0.9%
Gulfmark Offshore, Inc. (c)	1,115	37,353
Newpark Resources, Inc. (c)	21,886	237,463
Nine Energy Service, Inc. (c)	861	28,516
ProPetro Holding Corp. (c)	18,612	291,836
SEACOR Holdings, Inc. (c)	645	36,939
Tidewater, Inc. (c)	1,245	36,018
U.S. Silica Holdings, Inc.	5,086	130,659
USA Compression Partners L.P.	2,980	50,154

		848,938

Equity Real Estate Investment Trusts (REITs)—1.3%
Bluerock Residential Growth REIT, Inc.	15,550	138,706
Chatham Lodging Trust	22,055	468,007

	Shares	Value
CorePoint Lodging, Inc. (c)	3,445	$89,225
Corporate Office Properties Trust	1,285	37,252
Empire State Realty Trust, Inc., Class A	2,455	41,981
First Industrial Realty Trust, Inc.	1,095	36,507
National Health Investors, Inc.	490	36,103
New York REIT, Inc. (c)	2,010	36,662
NorthStar Realty Europe Corp.	2,550	36,950
Paramount Group, Inc.	2,380	36,652
Ryman Hospitality Properties, Inc.	3,420	284,373
Winthrop Realty Trust (a)(b)	12,960	7,258

		1,249,676

Food & Staples Retailing—0.4%
Casey’s General Stores, Inc.	385	40,456
Performance Food Group Co. (c)	6,684	245,303
PriceSmart, Inc.	825	74,662

		360,421

Food Products—1.3%
Calavo Growers, Inc.	2,939	282,585
Flowers Foods, Inc.	5,645	117,585
J&J Snack Foods Corp.	1,290	196,686
John B Sanfilippo & Son, Inc.	760	56,582
Lancaster Colony Corp.	835	115,581
Pinnacle Foods, Inc.	3,795	246,903
Sanderson Farms, Inc.	540	56,781
Simply Good Foods Co. (c)	3,905	56,388
Tootsie Roll Industries, Inc.	3,810	117,539

		1,246,630

Healthcare Equipment & Supplies—7.0%
Antares Pharma, Inc. (c)	10,135	26,148
Avanos Medical, Inc. (c)	14,925	854,456
AxoGen, Inc. (c)	2,362	118,691
Cantel Medical Corp.	1,136	111,737
Cerus Corp. (c)	6,343	42,308
CONMED Corp. (c)	835	61,122
CryoLife, Inc. (c)	2,378	66,227
CryoPort, Inc. (c)	5,038	79,500
Cutera, Inc. (c)	1,864	75,119
CytoSorbents Corp. (c)	2,895	33,003
Globus Medical, Inc., Class A (c)	12,555	633,525
Haemonetics Corp. (c)	5,325	477,546
Heska Corp. (c)	393	40,789
Hill-Rom Holdings, Inc.	7,206	629,372
ICU Medical, Inc. (c)	165	48,452
Inogen, Inc. (c)	914	170,306
Insulet Corp. (c)	2,251	192,911
Integra LifeSciences Holdings Corp. (c)	1,140	73,427
LeMaitre Vascular, Inc.	2,470	82,696
LivaNova PLC (c)	4,630	462,167
Masimo Corp. (c)	8,170	797,800
Merit Medical Systems, Inc. (c)	4,626	236,851
Neogen Corp. (c)	600	48,114
Novocure Ltd. (c)	7,045	220,509
RTI Surgical, Inc. (c)	84,790	390,034
Sientra, Inc. (c)	1,836	35,820
Surmodics, Inc. (c)	1,263	69,718
Tactile Systems Technology, Inc. (c)	5,729	297,908
Utah Medical Products, Inc.	2,220	244,533
West Pharmaceutical Services, Inc.	400	39,716

		6,660,505

Healthcare Providers & Services—2.8%
Addus HomeCare Corp. (c)	8,400	480,900
Amedisys, Inc. (c)	865	73,923
AMN Healthcare Services, Inc. (c)	860	50,396
BioTelemetry, Inc. (c)	8,009	360,405
Chemed Corp.	650	209,176
Encompass Health Corp. (c)	2,190	148,307
Ensign Group, Inc.	1,035	37,074

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	85

Schedule of Investments

June 30, 2018

	Shares	Value
HealthEquity, Inc. (c)	485	$36,424
LHC Group, Inc. (c)	490	41,939
Molina Healthcare, Inc. (c)	620	60,723
Premier, Inc., Class A (c)	2,435	88,585
Providence Service Corp. (c)	805	63,233
R1 RCM, Inc. (c)	78,375	680,295
RadNet, Inc. (c)	3,457	51,855
Tivity Health, Inc. (c)	1,365	48,048
Triple-S Management Corp., Class B (c)	1,490	58,199
U.S. Physical Therapy, Inc.	1,925	184,800

		2,674,282

Healthcare Technology—1.5%
Medidata Solutions, Inc. (c)	3,607	290,580
Omnicell, Inc. (c)	3,333	174,816
Tabula Rasa HealthCare, Inc. (c)	8,291	529,214
Teladoc, Inc. (c)	3,082	178,910
Vocera Communications, Inc. (c)	8,872	265,184

		1,438,704

Hotels, Restaurants & Leisure—5.3%
BBX Capital Corp.	48,320	436,330
Carrols Restaurant Group, Inc. (c)	4,237	62,919
Cedar Fair L.P.	780	49,148
Century Casinos, Inc. (c)	5,241	45,859
Choice Hotels International, Inc.	1,415	106,974
Churchill Downs, Inc.	2,607	772,975
Dine Brands Global, Inc.	2,531	189,319
Eldorado Resorts, Inc. (c)	6,979	272,879
Extended Stay America, Inc. UNIT	38,065	822,585
Golden Entertainment, Inc. (c)	13,721	370,330
Hyatt Hotels Corp., Class A (c)	12,015	926,957
International Speedway Corp., Class A	1,130	50,511
Jack in the Box, Inc.	580	49,370
Lindblad Expeditions Holdings, Inc. (c)	6,335	83,939
Marriott Vacations Worldwide Corp.	4,870	550,115
Planet Fitness, Inc., Class A (c)	1,025	45,038
Texas Roadhouse, Inc.	3,030	198,495

		5,033,743

Household Durables—1.8%
Lennar Corp., Class B	11,075	472,792
LGI Homes, Inc. (c)	1,238	71,470
M/I Homes, Inc. (c)	1,544	40,885
Taylor Morrison Home Corp., Class A (c)	45,275	940,814
William Lyon Homes, Class A (c)	7,304	169,453

		1,695,414

Household Products—1.1%
Central Garden & Pet Co. (c)	16,780	729,594
Central Garden & Pet Co., Class A (c)	1,455	58,884
Energizer Holdings, Inc.	1,145	72,089
WD-40 Co.	1,430	209,138

		1,069,705

Insurance—2.1%
American Equity Investment Life Holding Co.	19,555	703,980
American National Insurance Co.	1,080	129,157
Argo Group International Holdings Ltd.	1,437	83,562
Donegal Group, Inc., Class A	3,675	50,017
Enstar Group Ltd. (c)	295	61,153
Investors Title Co.	200	36,932
Kemper Corp.	4,465	337,777
NI Holdings, Inc. (c)	2,205	37,375
ProAssurance Corp. (c)	2,540	90,043
RLI Corp.	1,150	76,118

	Shares	Value
Safety Insurance Group, Inc.	920	$78,568
Trupanion, Inc. (c)	9,055	349,523

		2,034,205

Internet & Catalog Retail—0.2%
Gaia, Inc. (c)	5,479	110,950
Liberty Expedia Holdings, Inc., Class A (c)	1,170	51,410
Shutterfly, Inc. (c)	800	72,024

		234,384

Internet Software & Services—2.6%
2U, Inc. (c)	1,855	155,004
Amber Road, Inc. (c)	4,990	46,956
Box, Inc., Class A (c)	6,000	149,940
Brightcove, Inc. (c)	4,351	41,987
Carbonite, Inc. (c)	6,831	238,402
Five9, Inc. (c)	7,678	265,428
GTT Communications, Inc. (c)	7,449	335,205
Hortonworks, Inc. (c)	10,980	200,056
Instructure, Inc. (c)	6,701	285,128
LivePerson, Inc. (c)	12,769	269,426
New Relic, Inc. (c)	375	37,721
Q2 Holdings, Inc. (c)	3,194	182,218
Quotient Technology, Inc. (c)	12,745	166,959
Yelp, Inc. (c)	2,562	100,379

		2,474,809

IT Services—3.1%
Conduent, Inc. (c)	3,460	62,868
CoreLogic, Inc. (c)	1,465	76,034
CSG Systems International, Inc.	1,920	78,470
First Data Corp., Class A (c)	31,185	652,702
Hackett Group, Inc.	2,664	42,810
ManTech International Corp., Class A	13,805	740,500
MAXIMUS, Inc.	1,360	84,470
Syntel, Inc. (c)	10,700	343,363
Travelport Worldwide Ltd.	44,790	830,407

		2,911,624

Leisure Equipment & Products—1.5%
Callaway Golf Co.	13,784	261,483
Clarus Corp. (c)	33,940	280,005
MCBC Holdings, Inc. (c)	27,372	792,419
Vista Outdoor, Inc. (c)	2,810	43,527

		1,377,434

Life Sciences Tools & Services—3.1%
Charles River Laboratories International, Inc. (c)	7,165	804,343
Codexis, Inc. (c)	1,948	28,051
Medpace Holdings, Inc. (c)	19,620	843,660
NeoGenomics, Inc. (c)	7,282	95,467
PRA Health Sciences, Inc. (c)	12,733	1,188,753

		2,960,274

Machinery—1.5%
Chart Industries, Inc. (c)	3,175	195,834
Columbus McKinnon Corp.	5,523	239,477
Commercial Vehicle Group, Inc. (c)	4,012	29,448
DMC Global, Inc.	879	39,467
Energy Recovery, Inc. (c)	2,142	17,307
Global Brass & Copper Holdings, Inc.	—	—
Kadant, Inc.	765	73,555
Kornit Digital Ltd. (c)	2,598	46,245
Park-Ohio Holdings Corp.	12,165	453,755
Spartan Motors, Inc.	17,860	269,686
Titan International, Inc.	4,143	44,454

		1,409,228

	Shares	Value
Marine—0.1%
Kirby Corp. (c)	820	$68,552

Media—2.3%
Cable One, Inc.	115	84,328
Hemisphere Media Group, Inc. (c)	4,335	56,788
John Wiley & Sons, Inc., Class A	3,030	189,072
Liberty Broadband Corp., Class A (c)	1,620	122,537
Liberty Media Corp-Liberty Braves (c)	4,190	108,353
Liberty Media Corp-Liberty Braves, Class A (c)	12,180	313,148
Loral Space & Communications, Inc. (c)	1,380	51,888
Madison Square Garden Co., Class A (c)	935	290,028
New Media Investment Group, Inc.	2,565	47,401
New York Times Co., Class A	2,470	63,973
News Corp., Class B	9,755	154,617
Nexstar Broadcasting Group, Inc., Class A	4,906	360,100
Reading International, Inc., Class A (c)	2,920	46,574
Scholastic Corp.	5,780	256,112
World Wrestling Entertainment, Inc., Class A	525	38,231

		2,183,150

Metals & Mining—0.2%
Allegheny Technologies, Inc. (c)	6,086	152,880

Mortgage Real Estate Investment Trusts (REITs)—1.9%
Apollo Commercial Real Estate Finance, Inc.	23,665	432,596
ARMOUR Residential REIT, Inc.	3,320	75,729
Blackstone Mortgage Trust, Inc., Class A	14,475	454,949
Chimera Investment Corp.	10,930	199,801
Granite Point Mortgage Trust, Inc.	5,315	97,530
Invesco Mortgage Capital, Inc.	4,790	76,161
MFA Financial, Inc.	23,475	177,941
PennyMac Mortgage Investment Trust	1,970	37,410
TPG RE Finance Trust, Inc.	2,945	59,842
Two Harbors Investment Corp.	12,030	190,074

		1,802,033

Multi-Utilities—0.3%
NorthWestern Corp.	4,830	276,517

Oil, Gas & Consumable Fuels—3.8%
Abraxas Petroleum Corp. (c)	82,285	237,804
Antero Midstream Partners L.P.	1,455	42,952
Black Stone Minerals L.P.	4,635	85,701
Carrizo Oil & Gas, Inc. (c)	6,548	182,362
Crestwood Equity Partners L.P.	1,485	47,149
Delek U.S. Holdings, Inc.	17,468	876,369
Dorchester Minerals L.P.	3,225	66,435
Enviva Partners L.P.	2,800	81,480
Evolution Petroleum Corp.	11,049	108,833
Linn Energy, Inc. (c)	6,120	236,538
Par Pacific Holdings, Inc. (c)	2,265	39,366
PBF Energy, Inc., Class A	20,180	846,147
PBF Logistics L.P.	3,385	71,085
Peabody Energy Corp. (c)	1,445	65,719
Penn Virginia Corp. (c)	792	67,233
Renewable Energy Group, Inc. (c)	2,680	47,838
Ring Energy, Inc. (c)	3,537	44,637
Ship Finance International Ltd.	7,980	119,301
Sunoco L.P.	3,375	84,240
Valero Energy Partners L.P.	1,330	50,633
Viper Energy Partners L.P.	1,205	38,451

86	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2018

	Shares	Value
WildHorse Resource Development Corp. (c)	7,848	$199,025

		3,639,298

Paper & Forest Products—0.2%
Louisiana-Pacific Corp. (c)	5,807	158,067

Personal Products—0.4%
Inter Parfums, Inc.	1,010	54,035
Medifast, Inc.	565	90,490
Nu Skin Enterprises, Inc., Class A	1,595	124,713
USANA Health Sciences, Inc. (c)	1,075	123,948

		393,186

Pharmaceuticals—3.2%
Amphastar Pharmaceuticals, Inc. (c)	1,863	28,429
ANI Pharmaceuticals, Inc. (c)	4,204	280,827
Assembly Biosciences, Inc. (c)	596	23,369
Catalent, Inc. (c)	26,144	1,095,172
Cymabay Therapeutics, Inc. (c)	8,203	110,084
Endocyte, Inc. (c)	1,987	27,421
Intersect ENT, Inc. (c)	1,727	64,676
Omeros Corp. (c)	1,211	21,968
Paratek Pharmaceuticals, Inc. (c)	816	8,323
Phibro Animal Health Corp., Class A	18,550	854,228
Revance Therapeutics, Inc. (c)	2,991	82,103
Supernus Pharmaceuticals, Inc. (c)	4,755	284,587
WaVe Life Sciences Ltd. (c)	3,169	121,214

		3,002,401

Professional Services—2.6%
Barrett Business Services, Inc.	8,280	799,600
CRA International, Inc.	834	42,442
Heidrick & Struggles International, Inc.	19,265	674,275
Kforce, Inc.	1,703	58,413
Korn/Ferry International	14,830	918,422

		2,493,152

Real Estate Management & Development—0.4%
Kennedy-Wilson Holdings, Inc.	3,410	72,121
Marcus & Millichap, Inc. (c)	6,700	261,367
St Joe Co. (c)	2,270	40,746
Tejon Ranch Co. (c)	1,505	36,572

		410,806

Road & Rail—1.2%
Daseke, Inc. (c)	18,933	188,004
Knight-Swift Transportation Holdings, Inc.	1,185	45,279
Saia, Inc. (c)	6,100	493,185
Universal Logistics Holdings, Inc.	7,855	206,194
USA Truck, Inc. (c)	7,515	176,377

		1,109,039

Semiconductors & Semiconductor Equipment—1.2%
Axcelis Technologies, Inc. (c)	1,691	33,482
AXT, Inc. (c)	6,006	42,342
Brooks Automation, Inc.	7,038	229,579
CEVA, Inc. (c)	1,298	39,200
Entegris, Inc.	4,259	144,380
FormFactor, Inc. (c)	3,350	44,555
Ichor Holdings Ltd. (c)	1,800	38,196
Integrated Device Technology, Inc. (c)	7,070	225,392
MKS Instruments, Inc.	2,725	260,782
Sigma Designs, Inc. (c)	9,080	55,388

		1,113,296

	Shares	Value
Software—4.2%
Aspen Technology, Inc. (c)	4,840	$448,862
Asure Software, Inc. (c)	3,342	53,305
Bottomline Technologies, Inc. (c)	2,300	114,609
Everbridge, Inc. (c)	5,148	244,118
Fair Isaac Corp. (c)	1,016	196,413
Model N, Inc. (c)	30,634	569,792
Progress Software Corp.	18,095	702,448
PROS Holdings, Inc. (c)	1,459	53,356
Rapid7, Inc. (c)	5,454	153,912
RealPage, Inc. (c)	3,187	175,604
Upland Software, Inc. (c)	2,062	70,871
Varonis Systems, Inc. (c)	2,151	160,249
Verint Systems, Inc. (c)	15,705	696,517
Workiva, Inc. (c)	2,130	51,972
Zynga, Inc., Class A (c)	72,144	293,626

		3,985,654

Specialty Retail—2.7%
America’s Car-Mart, Inc. (c)	585	36,211
American Eagle Outfitters, Inc.	29,735	691,339
Boot Barn Holdings, Inc. (c)	26,000	539,500
Cato Corp., Class A (c)	24,200	595,804
Five Below, Inc. (c)	545	53,252
Tailored Brands, Inc.	17,415	444,431
Williams-Sonoma, Inc.	3,755	230,482

		2,591,019

Technology Hardware, Storage & Peripherals—0.5%
USA Technologies, Inc. (c)	35,331	494,634

Textiles, Apparel & Luxury Goods—3.1%
Columbia Sportswear Co.	9,540	872,624
Deckers Outdoor Corp. (c)	7,390	834,257
G-III Apparel Group Ltd. (c)	5,467	242,735
Movado Group, Inc.	19,500	941,850
Skechers U.S.A., Inc., Class A (c)	1,825	54,768

		2,946,234

Thrifts & Mortgage Finance—3.0%
America First Multifamily Investors L.P.	23,030	146,241
BankFinancial Corp.	4,205	74,218
Capitol Federal Financial, Inc.	25,365	333,803
Essent Group Ltd. (c)	15,804	566,099
First Defiance Financial Corp.	956	64,109
Flagstar Bancorp, Inc. (c)	2,370	81,196
Kearny Financial Corp.	14,390	193,545
Meridian Bancorp, Inc.	5,898	112,947
Northwest Bancshares, Inc.	2,850	49,562
OceanFirst Financial Corp.	1,300	38,948
Ocwen Financial Corp. (c)	74,520	295,099
Oritani Financial Corp.	13,905	225,261
PCSB Financial Corp. (c)	3,625	72,029
Territorial Bancorp, Inc.	5,870	181,970
United Financial Bancorp, Inc.	18,765	328,763
Waterstone Financial, Inc.	5,180	88,319

		2,852,109

Tobacco—0.5%
Universal Corp.	1,790	118,230
Vector Group Ltd.	19,751	376,849

		495,079

Trading Companies & Distributors—1.2%
Air Lease Corp.	8,410	352,968
H&E Equipment Services, Inc.	14,255	536,130
Rush Enterprises, Inc., Class B (c)	5,910	259,449
Titan Machinery, Inc. (c)	1,894	29,452

		1,177,999

	Shares	Value
Wireless Telecommunication Services—0.5%
Boingo Wireless, Inc. (c)	21,319	$481,596

Total Common Stock (cost—$77,988,496)		93,851,914

	Principal Amount (000s)
Repurchase Agreements—1.4%
State Street Bank and Trust Co., dated 6/29/18, 0.35%, due 7/2/18, proceeds $1,354,039; collateralized by U.S. Treasury Notes, 2.125%, due 5/15/25, valued at $1,381,644 including accrued interest
(cost—$1,354,000)	$1,354	1,354,000

Total Investments (cost—$79,342,496)—100.3%		95,205,914

Liabilities in excess of other assets—(0.3)%		(278,907)

Net Assets—100.0%		$94,927,007

Notes to Schedule of Investments:

(a) Fair-Valued—Security with a value of $7,258, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	87

Schedule of Investments

June 30, 2018

AllianzGI Technology Fund

	Shares	Value
Common Stock—86.9%
Communications Equipment—3.9%
Arista Networks, Inc. (d)	118,660	$30,553,763
Cisco Systems, Inc.	100	4,303
Juniper Networks, Inc.	100	2,742
Lumentum Holdings, Inc. (d)	100	5,790
Motorola Solutions, Inc.	100	11,637
Nokia Oyj ADR	100	575
Palo Alto Networks, Inc. (d)	152,765	31,388,625

		61,967,435

Diversified Consumer Services—0.0%
New Oriental Education & Technology Group, Inc. ADR	100	9,466

Diversified Telecommunication Services—0.0%
AT&T, Inc.	100	3,211
Verizon Communications, Inc.	100	5,031

		8,242

Electrical Equipment—0.0%
Nidec Corp. (d)	100	14,959

Electronic Equipment, Instruments & Components—0.3%
CDW Corp.	100	8,079
Cognex Corp.	100	4,461
IPG Photonics Corp. (d)	13,630	3,007,187
LG Display Co., Ltd.	1,000	16,405
Murata Manufacturing Co., Ltd. (d)	100	16,788
Samsung Electro-Mechanics Co., Ltd.	170	22,634
Samsung SDI Co., Ltd.	13,875	2,661,340

		5,736,894

Healthcare Technology—0.0%
Veeva Systems, Inc., Class A (d)	100	7,686

Household Durables—0.0%
Garmin Ltd.	100	6,100

Internet & Catalog Retail—13.2%
Amazon.com, Inc. (d)	80,510	136,850,898
Ctrip.com International Ltd. ADR (d)	12,590	599,662
Expedia Group, Inc.	100	12,019
JD.com, Inc. ADR (d)	100	3,895
Netflix, Inc. (d)	181,028	70,859,790
TripAdvisor, Inc. (d)	100	5,571

		208,331,835

Internet Software & Services—12.2%
58.com, Inc. ADR (d)	100	6,934
Akamai Technologies, Inc. (d)	100	7,323
Alibaba Group Holding Ltd. ADR (d)	890	165,122
Alphabet, Inc., Class A (c)(d)	29,825	33,678,092
Alphabet, Inc., Class C (d)	20,505	22,876,403
Baidu, Inc. ADR (d)	100	24,300
Box, Inc., Class A (d)	100	2,499
Cornerstone OnDemand, Inc. (d)	100	4,743
Coupa Software, Inc. (d)	100	6,224
DocuSign, Inc. (d)	100	5,295
Dropbox, Inc., Class A, Class A (d)	100	3,242

	Shares	Value
eBay, Inc. (d)	100	$3,626
Facebook, Inc., Class A (c)(d)	363,014	70,540,880
GoDaddy, Inc., Class A (d)	100	7,060
GrubHub, Inc. (d)	25,680	2,694,089
MongoDB, Inc. (d)	329,240	16,340,181
NAVER Corp.	100	68,430
NetEase, Inc. ADR	100	25,267
New Relic, Inc. (d)	11,530	1,159,803
Nutanix, Inc., Class A (d)	359,045	18,515,951
Okta, Inc. (d)	520,180	26,201,467
Shopify, Inc., Class A (d)	100	14,589
Tencent Holdings Ltd.	3,200	160,689
Twilio, Inc., Class A (d)	100	5,602
Twitter, Inc. (d)	100	4,367
Weibo Corp. ADR (d)	20	1,775
Yandex NV, Class A (d)	100	3,590
Yelp, Inc. (d)	100	3,918
Zillow Group, Inc., Class A (d)	100	5,975

		192,537,436

IT Services—11.0%
Accenture PLC, Class A	100	16,359
Adyen NV (a)(d)	100	55,091
Amadeus IT Group S.A.	100	7,863
Automatic Data Processing, Inc.	100	13,414
Cognizant Technology Solutions Corp., Class A	29,950	2,365,750
DXC Technology Co.	453,795	36,580,415
Fidelity National Information Services, Inc.	100	10,603
First Data Corp., Class A (d)	100	2,093
Global Payments, Inc.	100	11,149
Mastercard, Inc., Class A	39,280	7,719,306
PayPal Holdings, Inc. (d)	427,915	35,632,482
Perspecta, Inc. (d)	226,897	4,662,733
Sabre Corp.	100	2,464
Square, Inc. Class A (c)(d)	1,322,620	81,526,297
Tata Consultancy Services Ltd.	2,000	53,859
Total System Services, Inc.	100	8,452
Visa, Inc., Class A	37,540	4,972,173
Worldpay, Inc., Class A (d)	100	8,178

		173,648,681

Media—0.0%
Comcast Corp., Class A	100	3,281

Professional Services—0.0%
Verisk Analytics, Inc., Class A (d)	100	10,764

Semiconductors & Semiconductor Equipment—10.6%
ams AG	39,465	2,926,729
Analog Devices, Inc.	100	9,592
Applied Materials, Inc.	103,050	4,759,879
Broadcom, Inc.	13,920	3,377,549
Cree, Inc. (d)	453,970	18,871,533
Cypress Semiconductor Corp.	100	1,558
Infineon Technologies AG	100	2,540
Intel Corp.	100	4,971
KLA-Tencor Corp.	100	10,253

	Shares	Value
Lam Research Corp.	61,580	$10,644,103
Marvell Technology Group Ltd.	100	2,144
Maxim Integrated Products, Inc.	100	5,866
MediaTek, Inc.	1,000	9,816
Microchip Technology, Inc.	367,867	33,457,504
Micron Technology, Inc. (c)(d)	913,355	47,896,336
NVIDIA Corp.	93,880	22,240,172
ON Semiconductor Corp. (d)	151,075	3,359,152
Qorvo, Inc. (d)	100	8,017
QUALCOMM, Inc.	100	5,612
SK Hynix, Inc.	191,450	14,695,551
Skyworks Solutions, Inc.	100	9,665
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	100	3,656
Teradyne, Inc.	148,435	5,650,920
Texas Instruments, Inc.	100	11,025
Tokyo Electron Ltd. (d)	800	137,323
Universal Display Corp.	100	8,600

		168,110,066

Software—29.3%
Activision Blizzard, Inc.	81,565	6,225,041
Adobe Systems, Inc. (d)	31,440	7,665,386
Aspen Technology, Inc. (d)	5,160	478,538
Atlassian Corp. PLC, Class A (d)	23,550	1,472,346
Autodesk, Inc. (d)	81,365	10,666,138
CyberArk Software Ltd. (d)	100	6,296
Dell Technologies, Inc., Class V (d)	100	8,458
Electronic Arts, Inc. (d)	51,885	7,316,823
Fortinet, Inc. (d)	100	6,243
HubSpot, Inc. (d)	32,890	4,124,406
Intuit, Inc.	100	20,431
Microsoft Corp. (c)	1,005,626	99,164,780
Nintendo Co., Ltd.	100	32,643
Oracle Corp.	100	4,406
Paycom Software, Inc. (d)	341,869	33,786,913
Proofpoint, Inc. (d)	440,035	50,740,436
RealPage, Inc. (d)	100	5,510
Red Hat, Inc. (d)	100	13,437
RingCentral, Inc., Class A (d)	395,535	27,825,887
Salesforce.com, Inc. (d)	295,231	40,269,508
SAP SE ADR	100	11,566
ServiceNow, Inc. (d)	453,150	78,154,781
Sophos Group PLC (a)	1,845,029	15,514,074
Splunk, Inc. (d)	49,630	4,918,829
Tableau Software, Inc., Class A (d)	120,155	11,745,151
Take-Two Interactive Software, Inc. (d)	134,295	15,895,156
Temenos Group AG (d)	3,285	494,020
VMware, Inc., Class A (d)	100	14,697
Workday, Inc., Class A (d)	386,845	46,854,667
Zendesk, Inc. (d)	100	5,449
Zscaler, Inc. (d)	100	3,575
Zuora, Inc., Class A (d)	100	2,720

		463,448,311

88	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2018

	Shares	Value
Technology Hardware, Storage & Peripherals—6.4%
Apple, Inc. (c)	203,885	$37,741,152
Catcher Technology Co., Ltd.	1,000	11,165
Hewlett Packard Enterprise Co.	100	1,461
HP, Inc.	100	2,269
NetApp, Inc. (c)	798,135	62,677,542
Pure Storage, Inc., Class A (d)	27,715	661,834
Samsung Electronics Co., Ltd.	5,000	209,448
Western Digital Corp.	3,745	289,901

		101,594,772

Wireless Telecommunication Services—0.0%
T-Mobile U.S., Inc. (d)	100	5,975

Total Common Stock (cost—$831,280,762)		1,375,441,903

Exchange-Traded Funds—0.0%
iShares FTSE A50 China Index	1,000	1,696
iShares MSCI Emerging Markets Index	100	4,333

Total Exchange-Traded Funds (cost—$5,747)		6,029

	Principal Amount (000s)
Repurchase Agreements—10.7%

State Street Bank and Trust Co., dated 6/29/18, 0.35%, due 7/2/18, proceeds $169,474,943; collateralized by U.S. Treasury Inflation Indexed Notes, 0.25%, due 1/15/25, valued at $90,307,417 and U.S. Treasury Notes, 2.25% due 11/15/25, valued at $82,555,034 including accrued interest

(cost—$169,470,000)	$169,470	169,470,000

Total Options Purchased—2.6% (cost—$23,043,253) (d)(e)(f)		40,967,150

Total Investments, before options written and securities sold short (cost—$1,023,799,762)—100.2%		1,585,885,082

	Shares	Value
Securities Sold Short—(0.0)%
Common Stock—(0.0)%
Electronic Equipment, Instruments & Components—(0.0)%
AU Optronics Corp. ADR	4,135	$(17,491)
LG Display Co., Ltd. ADR	1,280	(10,547)

		(28,038)

IT Services—(0.0)%
International Business Machines Corp.	1	(140)

Software—(0.0)%
LINE Corp. ADR (d)	430	(17,660)

Total Securities Sold Short (proceeds received—$47,770)		(45,838)

Total Options Written—(0.8)% (premiums received—$20,647,394) (d)(e)(f)		(12,355,120)

Total Investments, net of options written and securities sold short (cost—$1,003,104,598) (b)—99.4%		1,573,484,124

Other assets less other liabilities—0.6%		9,248,517

Net Assets—100.0%		$1,582,732,641

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $15,569,165, representing 1.0% of net assets.

(b) Securities (net of securities sold short) with an aggregate value of $37,057,972, representing 2.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) All or partial amount segregated for the benefit of the counterparty as collateral for securities sold short and options written.

(d) Non-income producing.

(e) Exchange traded-Chicago Board Options Exchange.

(f) Exchange traded option contracts outstanding at June 30, 2018:

Options purchased contracts outstanding at June 30, 2018:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)

Call options:
Apple, Inc.	170.00 USD	1/18/19	2,700	$270,000	$6,027,750	$3,437,072	$2,590,678
Broadcom Ltd.	260.00 USD	1/17/20	1,240	124,000	3,329,400	3,496,327	(166,927)
Cognizant Technology Solutions Corp.	80.00 USD	1/18/19	1,536	153,600	768,000	933,952	(165,952)
Facebook, Inc.	180.00 USD	12/20/19	3,000	300,000	11,820,000	7,290,911	4,529,089
Micron Technology, Inc.	67.50 USD	1/17/20	3,522	352,200	2,518,230	3,970,317	(1,452,087)
NetApp, Inc.	50.00 USD	1/18/19	4,800	480,000	13,980,000	1,404,931	12,575,069
Netease, Inc.	280.00 USD	1/17/20	718	71,800	2,523,770	2,509,743	14,027

Total options purchased contracts					$40,967,150	$23,043,253	$17,923,897

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	89

Schedule of Investments

June 30, 2018

Options written contracts outstanding at June 30, 2018:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)

Call options:
Okta, Inc.	60.00 USD	8/17/18	(3,773)	$(377,300)	$(377,300)	$(1,463,752)	$1,086,452
Square, Inc.	70.00 USD	9/21/18	(6,090)	(609,000)	(1,638,210)	(2,181,074)	542,864

Total call options					$(2,015,510)	$(3,644,826)	$1,629,316

Put options:
Apple, Inc.	145.00 USD	1/18/19	(2,700)	$(270,000)	$(637,200)	$(3,029,558)	$2,392,358
Broadcom Ltd.	210.00 USD	1/17/20	(1,240)	(124,000)	(2,418,000)	(3,056,406)	638,406
Cognizant Technology Solutions Corp.	70.00 USD	1/18/19	(1,536)	(153,600)	(303,360)	(640,433)	337,073
Facebook, Inc.	150.00 USD	12/20/19	(3,000)	(300,000)	(2,497,500)	(4,753,449)	2,255,949
MIicron Technology, Inc.	47.00 USD	1/17/20	(3,522)	(352,200)	(2,430,180)	(2,383,692)	(46,488)
NetApp, Inc.	40.00 USD	1/18/19	(4,800)	(480,000)	(391,200)	(1,460,259)	1,069,059
Netease, Inc.	220.00 USD	1/17/20	(718)	(71,800)	(1,662,170)	(1,678,771)	16,601

Total put options					$(10,339,610)	$(17,002,568)	$6,662,958

Total options written contracts					$(12,355,120)	$(20,647,394)	$8,292,274

Glossary:

ADR—American Depositary Receipt

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

90	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	91

Statements of Assets and Liabilities

June 30, 2018

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Assets:
Investments, at value	$363,970,532	$1,084,892,813	$20,844,919	$192,495,457
Cash	938	171	1,103	381
Foreign currency, at value	3,151,023	—	1,280	434,305
Receivable for investments sold	2,237,579	—	—	802,165
Dividends and interest receivable (net of foreign withholding taxes)	1,945,163	129	19,203	153,559
Receivable for Fund shares sold	371,793	389,654	5,759	242,037
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 4)	63,652	233,217	9,138	51,068
Tax reclaims receivable	52,202	—	16,190	152,216
Prepaid expenses and other assets	—	—	31	—
Total Assets	371,792,882	1,085,515,984	20,897,623	194,331,188
Liabilities:
Payable for investments purchased	2,365,238	—	108,392	464,746
Payable for Fund shares redeemed	617,440	712,246	95,532	131,047
Investment Advisory fees payable	203,841	318,861	12,217	146,496
Administration fees payable	87,225	325,550	7,142	64,968
Trustees Deferred Compensation Plan payable (see Note 4)	63,652	233,217	9,138	51,068
Servicing fees payable	25,178	143,208	2,090	16,156
Distribution fees payable	5,283	155,004	1,313	12,456
Payable to custodian for cash overdraft	—	—	—	—
Options written, at value	—	—	—	—
Accrued expenses and other liabilities	333,074	—	—	—
Total Liabilities	3,700,931	1,888,086	235,824	886,937
Net Assets	$368,091,951	$1,083,627,898	$20,661,799	$193,444,251
Net Assets Consist of:
Paid-in-capital	$356,264,807	$577,710,228	$28,162,960	$133,396,558
Undistributed (dividends in excess of) net investment income	4,528,214	(623,887)	203,172	(671,237)
Accumulated net realized gain (loss)	(10,985,040)	44,949,793	(10,241,510)	24,800,271
Net unrealized appreciation (depreciation)	18,283,970	461,591,764	2,537,177	35,918,659
Net Assets	$368,091,951	$1,083,627,898	$20,661,799	$193,444,251
Cost of Investments	$345,242,229	$623,301,049	$18,308,043	$156,538,653
Cost of Foreign Currency	$3,196,328	$—	$1,283	$441,975
Premiums Received for Options Written	$—	$—	$—	$—

92	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI Mid-Cap	AllianzGI NFJ Dividend Value	AllianzGI NFJ International Value

$152,525,039	$3,721,918,304	$305,725,091	$2,009,094,945	$283,753,866
—	1,157,266	—	319	—
—	—	—	—	42,185
794,546	3,221,035	428,741	621,501	5,592,203
39,748	25,167,103	77,414	2,121,509	1,226,064
27,122	7,922,875	77,230	858,546	180,389
42,002	538,594	60,551	1,486,934	300,682
126,244	4,738	—	184,449	532,865
—	5,875	—	—	—
153,554,701	3,759,935,790	306,369,027	2,014,368,203	291,628,254

611,255	22,372,778	—	40,028,883	3,122,724
62,349	3,637,330	263,405	5,808,000	1,814,115
101,394	1,971,548	121,431	501,058	135,036
50,460	1,109,092	100,555	591,292	110,235
42,002	538,594	60,551	1,486,934	300,682
31,091	491,564	55,208	171,593	28,929
5,181	694,333	96,647	530,668	49,801
457,026	—	98,313	—	75,144
—	803,338	—	—	—
—	—	—	—	—
1,360,758	31,618,577	796,110	49,118,428	5,636,666
$152,193,943	$3,728,317,213	$305,572,917	$1,965,249,775	$285,991,588

$123,136,265	$4,055,655,258	$231,043,545	$1,468,434,086	$722,197,988
799,028	(21,395,422)	(1,717,007)	1,989,444	(522,383)
6,334,153	41,422,116	35,433,535	205,408,392	(454,838,194)
21,924,497	(347,364,739)	40,812,844	289,417,853	19,154,177
$152,193,943	$3,728,317,213	$305,572,917	$1,965,249,775	$285,991,588
$130,595,321	$4,069,959,105	$264,912,247	$1,719,677,092	$264,572,107
$—	$—	$—	$—	$42,165
$—	$1,479,400	$—	$—	$—

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	93

Statements of Assets and Liabilities (cont’d)

June 30, 2018

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Net Assets:
Class A	$108,279,120	$421,187,289	$7,811,627	$56,929,568
Class C	8,112,614	233,854,216	2,101,667	19,629,854
Class R	—	23,780,621	—	—
Class P	29,886,693	109,456,363	2,435,220	18,262,298
Institutional Class	197,536,480	177,278,198	8,313,285	98,622,531
Class R6	24,277,044	114,053,972	—	—
Administrative Class	—	4,017,239	—	—
Shares Issued and Outstanding:
Class A	3,795,131	7,410,902	489,732	1,107,562
Class C	289,207	5,934,052	141,075	434,956
Class R	—	546,211	—	—
Class P	1,066,598	2,477,709	149,897	334,648
Institutional Class	6,877,071	3,375,898	507,294	1,792,827
Class R6	849,601	2,170,044	—	—
Administrative Class	—	81,434	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$28.53	$56.83	$15.95	$51.40
Class C	28.05	39.41	14.90	45.13
Class R	—	43.54	—	—
Class P	28.02	44.18	16.25	54.57
Institutional Class	28.72	52.51	16.39	55.01
Class R6	28.57	52.56	—	—
Administrative Class	—	49.33	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

94	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI Mid-Cap	AllianzGI NFJ Dividend Value	AllianzGI NFJ International Value

$141,121,455	$1,250,638,986	$116,673,818	$480,068,069	$88,385,139
8,218,202	1,116,787,900	142,931,390	231,932,944	36,183,999
—	3,150,171	1,462,669	94,436,567	9,189,488
—	897,716,184	11,188,681	551,096,113	89,644,132
2,854,286	460,023,972	31,875,692	438,422,267	55,923,945
—	—	—	85,284,563	1,836,408
—	—	1,440,667	84,009,252	4,828,477

4,241,625	110,271,313	30,037,072	32,532,920	4,773,481
310,917	106,742,080	44,279,219	15,549,504	1,987,901
—	277,771	383,059	6,421,044	495,128
—	77,306,528	2,538,836	37,056,358	4,816,936
84,717	39,252,970	7,188,612	29,488,309	2,999,627
—	—	—	5,749,448	98,574
—	—	350,751	5,587,040	260,123

$33.27	$11.34	$3.88	$14.76	$18.52
26.43	10.46	3.23	14.92	18.20
—	11.34	3.82	14.71	18.56
—	11.61	4.41	14.87	18.61
33.69	11.72	4.43	14.87	18.64
—	—	—	14.83	18.63
—	—	4.11	15.04	18.56

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	95

Statements of Assets and Liabilities (cont’d)

June 30, 2018

	AllianzGI NFJ Large- Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value	AllianzGI Small-Cap
Assets:
Investments, at value	$365,989,761	$1,279,030,601	$2,288,114,118	$95,205,914
Repurchase agreements, at value	—	—	—	—
Cash	16,942	47,173	73,958	134,262
Foreign currency, at value	—	—	43,449	—
Dividends and interest receivable (net of foreign withholding taxes)	369,700	1,884,584	3,369,369	83,339
Receivable for investments sold	8,932,663	—	6,103,452	131,205
Receivable for Fund shares sold	7,822	4,636,297	3,824,753	28,763
Tax reclaims receivable	14,669	17,706	—	—
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 4)	183,665	291,705	1,215,759	11,999
Prepaid expenses and other assets	—	—	889	—
Total Assets	375,515,222	1,285,908,066	2,302,745,747	95,595,482
Liabilities:
Payable for investments purchased	12,569,890	10,510,166	4,593,969	530,986
Payable for Fund shares redeemed	364,083	4,682,554	34,428,105	4,237
Payable for securities sold short expenses	—	—	—	—
Securities sold short, at value	—	—	—	—
Options written, at value	—	—	—	—
Investment Advisory fees payable	136,945	563,053	1,158,005	51,475
Distribution fees payable	41,690	122,926	696,525	22,063
Servicing fees payable	44,986	150,353	182,435	16,708
Administration fees payable	110,936	152,898	518,806	31,007
Trustees Deferred Compensation Plan payable (see Note 4)	183,665	291,705	1,215,759	11,999
Total Liabilities	13,452,195	16,473,655	42,793,604	668,475
Net Assets	$362,063,027	$1,269,434,411	$2,259,952,143	$94,927,007
Net Assets Consist of:
Paid-in-capital	$362,323,274	$1,098,332,782	$1,622,716,137	$73,141,462
Undistributed (dividends in excess of) net investment income	(121,757)	106,049	444,830	(240,398)
Accumulated net realized gain (loss)	(1,003,134)	4,641,840	286,445,000	6,204,547
Net unrealized appreciation	864,644	166,353,740	350,346,176	15,821,396
Net Assets	$362,063,027	$1,269,434,411	$2,259,952,143	$94,927,007
Cost of Investments	$365,125,117	$1,112,471,850	$1,929,743,223	$79,342,496
Cost of Repurchase Agreements	$—	$—	$—	$—
Cost of Foreign Currency	$—	$—	$43,449	$—
Proceeds Received on Securities Sold Short	$—	$—	$—	$—
Premiums Received for Options Written	$—	$—	$—	$—

96	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Technology

$1,416,415,082
169,470,000
964
6,554,837
103,010
20,506,006
1,306,196
15,634
358,004
1,251
1,614,730,984

16,718,257
812,932
1,853
45,838
12,355,120
1,013,239
92,930
142,945
457,225
358,004
31,998,343
$1,582,732,641

$798,549,305
(7,056,692)
220,628,736
570,611,292
$1,582,732,641
$854,329,762
$169,470,000
$6,335,954
$47,770
$20,647,394

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	97

Statements of Assets and Liabilities (cont’d)

June 30, 2018

	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value	AllianzGI Small-Cap
Net Assets:
Class A	$145,338,384	$518,293,268	$718,104,276	$44,860,095
Class C	62,231,747	182,192,184	106,052,033	35,080,284
Class R	5,199,756	15,643,793	37,655,412	—
Class P	20,241,649	200,080,920	65,465,435	6,882,849
Institutional Class	127,728,262	332,109,675	778,547,250	8,103,779
Class R6	—	2,167,054	347,379,034	—
Administrative Class	1,323,229	18,947,517	206,748,703	—
Shares Issued and Outstanding:
Class A	5,559,748	17,243,645	33,080,116	2,076,018
Class C	2,353,831	7,398,964	5,496,274	1,676,879
Class R	196,899	606,689	1,630,434	—
Class P	767,199	8,216,913	2,707,411	315,602
Institutional Class	4,908,764	10,330,809	31,991,274	369,052
Class R6	—	67,447	14,326,091	—
Administrative Class	49,921	611,113	9,551,437	—
Net Asset Value and Redemption Price Per Share:*
Class A	$26.14	$30.06	$21.71	$21.61
Class C	26.44	24.62	19.30	20.92
Class R	26.41	25.79	23.10	—
Class P	26.38	24.35	24.18	21.81
Institutional Class	26.02	32.15	24.34	21.96
Class R6	—	32.13	24.25	—
Administrative Class	26.51	31.00	21.65	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

98	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Technology

$530,127,098
138,588,674
—
100,559,542
789,922,021
—
23,535,306

7,403,909
2,505,262
—
1,272,094
9,824,656
—
310,650

$71.60
55.32
—
79.05
80.40
—
75.76

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	99

Statements of Operations

Year ended June 30, 2018

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Investment Income:
Dividends, net of foreign withholding taxes*	$8,734,139	$10,141,408	$558,578	$2,206,428
Interest	8,571	12,972	481	9,915
Miscellaneous	10	10	282	51
Total Investment Income	8,742,720	10,154,390	559,341	2,216,394
Expenses:
Investment advisory	2,815,638	4,614,400	170,017	1,813,885
Administration	1,473,390	3,788,412	99,936	804,355
Distribution — Class C	71,035	1,745,976	18,809	151,568
Distribution — Class R	—	57,915	—	—
Servicing — Class A	343,620	1,016,696	26,894	148,420
Servicing — Class C	23,678	581,992	6,270	50,522
Servicing — Class R	—	57,915	—	—
Distribution and/or servicing — Administrative Class	—	11,499	—	—
Trustees	34,902	112,868	2,871	23,462
Line of credit commitment	7,698	24,556	667	5,022
Legal	1,233	3,931	287	1,034
Securities sold short	—	—	1,778	—
Miscellaneous	11,529	10,357	2,249	4,564
Total Expenses	4,782,723	12,026,517	329,778	3,002,832
Less: Investment Advisory/Administration waived	(1,159,380)	(1,106,758)	—	—
Net Expenses	3,623,343	10,919,759	329,778	3,002,832
Net Investment Income (Loss)	5,119,377	(765,369)	229,563	(786,438)
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(8,332,397)	51,103,752	1,076,227	36,857,233
Options written	—	—	28,539	—
Forward foreign currency contracts	168,819	—	1,967	(15,235)
Foreign currency transactions	(756,668)	—	(7,119)	(42,665)
Payments from Affiliates (See Note 11)	—	—	—	78,097
Net change in unrealized appreciation/depreciation of:
Investments	13,211,229	161,891,564	2,391,316	(3,733,010)
Options written	—	—	7,736	—
Forward foreign currency contracts	(2,706)	—	—	1,394
Foreign currency transactions	(52,299)	—	621	(6,004)
Net realized and change in unrealized gain	4,235,978	212,995,316	3,499,287	33,139,810
Net Increase in Net Assets Resulting from Investment Operations	$9,355,355	$212,229,947	$3,728,850	$32,353,372
* Foreign withholding taxes	$1,097,425	$—	$24,962	$165,592

100	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI Mid-Cap	AllianzGI NFJ Dividend Value	AllianzGI NFJ International Value

$2,223,043	$32,649,414	$2,018,945	$63,292,256	$11,310,472
8,787	79,837,338	1,878	24,485	4,757
10	508,581	10	10	10
2,231,840	112,995,333	2,020,833	63,316,751	11,315,239

1,265,745	22,416,836	1,446,845	10,849,407	2,264,969
629,942	12,560,107	1,201,189	8,349,322	1,775,410
69,620	8,212,606	1,100,499	1,967,298	355,043
—	7,084	5,882	271,956	25,441
365,013	2,953,956	294,998	1,383,874	283,639
23,207	2,737,535	366,833	655,766	118,348
—	7,084	5,882	271,956	25,441
—	—	2,575	499,134	12,950
18,070	380,046	34,610	291,232	45,609
3,931	83,202	7,548	64,710	10,025
841	13,162	1,362	13,380	2,492
—	—	—	—	—
1,515	31,108	2,322	70,133	34,637
2,377,884	49,402,726	4,470,545	24,688,168	4,954,004
—	(212,186)	—	(3,616,469)	(283,121)
2,377,884	49,190,540	4,470,545	21,071,699	4,670,883
(146,044)	63,804,793	(2,449,712)	42,245,052	6,644,356

12,894,764	248,829,983	51,205,363	367,187,371	35,955,120
—	(6,003,611)	—	—	—
—	—	—	—	(114,506)
1,249	—	11	—	(223,993)
—	—	—	—	—

(4,767,109)	(1,542,883)	(9,218,208)	(147,665,772)	(18,022,058)
—	549,832	—	—	—
—	—	—	—	(346)
(3,999)	—	—	—	(18,722)
8,124,905	241,833,321	41,987,166	219,521,599	17,575,495
$7,978,861	$305,638,114	$39,537,454	$261,766,651	$24,219,851
$26,642	$71,143	$3,759	$850,578	$1,156,043

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	101

Statements of Operations (cont’d)

Year ended June 30, 2018

	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value	AllianzGI Small-Cap
Investment Income:
Dividends, net of foreign withholding taxes*	$9,798,700	$22,821,999	$63,457,648	$1,065,677
Dividends from investments in Affiliates	—	—	2,065,534	—
Interest	4,926	74,708	98,581	1,405
Miscellaneous	10	10	10	10
Total Investment Income	9,803,636	22,896,717	65,621,773	1,067,092
Expenses:
Investment advisory	1,682,699	5,618,502	15,910,944	562,900
Administration	1,370,613	3,891,937	8,230,205	341,022
Distribution — Class C	520,818	1,344,097	913,146	256,043
Distribution — Class R	16,139	24,547	111,154	—
Servicing — Class A	383,604	1,337,439	1,781,276	106,141
Servicing — Class C	173,606	448,032	304,382	85,348
Servicing — Class R	16,139	24,547	111,154	—
Distribution and/or servicing — Administrative Class	3,505	27,834	719,990	—
Legal	1,674	3,684	12,908	491
Dividends on securities sold short	—	—	—	—
Trustees	41,882	104,973	315,736	9,547
Securities sold short	—	—	—	—
Line of credit commitment	9,275	23,269	70,745	2,102
Miscellaneous	2,885	4,597	26,417	485
Total Expenses	4,222,839	12,853,458	28,508,057	1,364,079
Less: Investment Advisory/Administration waived	(182,866)	(1,841,719)	(1,327,805)	—
Net Expenses	4,039,973	11,011,739	27,180,252	1,364,079
Net Investment Income (Loss)	5,763,663	11,884,978	38,441,521	(296,987)
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	89,131,221	11,067,058	349,831,244	11,815,368
Investments in Affiliates	—	—	(5,703,057)	—
Options written	—	—	—	—
Forward foreign currency contracts	—	—	(9,901)	—
Foreign currency transactions	—	1,449	(51,895)	—
Net change in unrealized appreciation/depreciation of:
Investments	(61,826,574)	4,695,982	(183,836,989)	3,812,594
Investments in Affiliates	—	—	(2,045,164)	—
Securities sold short	—	—	—	—
Options written	—	—	—	—
Foreign currency transactions	—	1,202	(304)	—
Net realized and change in unrealized gain	27,304,647	15,765,691	158,183,934	15,627,962
Net Increase in Net Assets Resulting from Investment Operations	$33,068,310	$27,650,669	$196,625,455	$15,330,975
* Foreign withholding taxes	$76,931	$113,120	$451,169	$—

102	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Technology

$7,024,031
—
177,518
4,635
7,206,184

13,543,622
5,099,043
963,602
—
1,272,331
321,201
—
47,609
5,788
169,990
167,773
73,243
35,621
13,576
21,713,399
(2,257,270)
19,456,129
(12,249,945)

342,033,309
—
(18,469,595)
98,942
(162,637)

159,369,399
—
7,881
6,951,496
2,117
489,830,912
$477,580,967
$156,890

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	103

Statements of Changes in Net Assets

	AllianzGI Emerging Markets Opportunities		AllianzGI Focused Growth

	Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2018	Year ended June 30, 2017
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$5,119,377	$4,285,757	$(765,369)	$356,169
Net realized gain (loss)	(8,920,246)	52,794,378	51,103,752	23,204,768
Net change in unrealized appreciation/depreciation	13,156,224	(12,507,730)	161,891,564	116,397,656
Net increase (decrease) in net assets resulting from investment operations	9,355,355	44,572,405	212,229,947	139,958,593
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,285,169)	(2,309,777)	(23,468)	—
Class C	(25,141)	(51,545)	(879)	—
Class R	—	—	(6)	—
Class P	(448,520)	(422,889)	(113,936)	—
Institutional Class	(2,113,250)	(1,195,198)	(203,158)	—
Class R6	(14,883)	(7,558)	(51,061)	—
Administrative Class	—	—	(10)	—
Net realized capital gains:
Class A	—	—	(5,392,582)	(8,648,851)
Class C	—	—	(4,432,093)	(7,638,039)
Class R	—	—	(398,509)	(626,456)
Class P	—	—	(1,561,919)	(1,500,077)
Institutional Class	—	—	(3,156,079)	(4,721,926)
Class R6	—	—	(586,284)	(437,297)
Administrative Class	—	—	(71,082)	(247,880)
Total dividends and distributions to shareholders	(3,886,963)	(3,986,967)	(15,991,066)	(23,820,526)
Fund Share Transactions:
Net proceeds from the sale of shares	251,387,461	70,735,565	216,700,595	275,851,959
Issued in reinvestment of dividends and distributions	3,503,546	3,486,344	14,454,671	21,097,132
Cost of shares redeemed	(150,572,709)	(97,108,941)	(271,934,775)	(300,770,123)
Net increase (decrease) from Fund share transactions	104,318,298	(22,887,032)	(40,779,509)	(3,821,032)
Total increase (decrease) in net assets	109,786,690	17,698,406	155,459,372	112,317,035
Net Assets:
Beginning of year	258,305,261	240,606,855	928,168,526	815,851,491
End of year*	$368,091,951	$258,305,261	$1,083,627,898	$928,168,526
* Including undistributed (dividends in excess of) net investment income of:	$4,528,214	$3,847,606	$(623,887)	$239,280

104	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Global Natural Resources		AllianzGI Global Small-Cap		AllianzGI Health Sciences

Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2018	Year ended June 30, 2017

$229,563	$53,920	$(786,438)	$(376,033)	$(146,044)	$(148,857)
1,099,614	2,348,771	36,877,430	23,473,562	12,896,013	7,368,599
2,399,673	(2,686,384)	(3,737,620)	9,785,618	(4,771,108)	14,339,992
3,728,850	(283,693)	32,353,372	32,883,147	7,978,861	21,559,734

(22,600)	(114,721)	(104,607)	—	—	—
(2)	(1,234)	(4)	—	—	—
—	—	—	—	—	—
(1)	(54,906)	(53,154)	—	—	—
(33,505)	(96,356)	(363,320)	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	(4,831,503)	—	—	—
—	—	(1,825,070)	—	—	—
—	—	—	—	—	—
—	—	(1,455,425)	—	—	—
—	—	(7,466,205)	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(56,108)	(267,217)	(16,099,288)	—	—	—

6,932,416	13,242,086	18,628,082	26,459,697	4,201,145	13,085,659
49,377	199,638	14,938,931	—	—	—
(16,062,072)	(30,892,339)	(70,931,193)	(79,683,619)	(24,792,002)	(52,986,422)
(9,080,279)	(17,450,615)	(37,364,180)	(53,223,922)	(20,590,857)	(39,900,763)
(5,407,537)	(18,001,525)	(21,110,096)	(20,340,775)	(12,611,996)	(18,341,029)

26,069,336	44,070,861	214,554,347	234,895,122	164,805,939	183,146,968
$20,661,799	$26,069,336	$193,444,251	$214,554,347	$152,193,943	$164,805,939
$203,172	$32,326	$(671,237)	$(506,002)	$799,028	$(59,204)

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	105

Statements of Changes in Net Assets (cont’d)

	AllianzGI Income & Growth		AllianzGI Mid-Cap

	Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2018	Year ended June 30, 2017
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$63,804,793	$68,287,602	$(2,449,712)	$(2,267,760)
Net realized gain (loss)	242,826,372	199,080,977	51,205,374	34,231,785
Net change in unrealized appreciation/depreciation	(993,051)	118,630,380	(9,218,208)	16,434,946
Net increase in net assets resulting from investment operations	305,638,114	385,998,959	39,537,454	48,398,971
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(27,990,677)	(30,393,654)	—	—
Class C	(20,598,689)	(27,613,762)	—	—
Class R	(59,020)	(59,326)	—	—
Class P	(19,970,577)	(18,146,874)	—	—
Institutional Class	(10,121,944)	(7,019,228)	—	—
Class R6	—	—	—	—
Administrative Class	—	—	—	—
Net realized capital gains:
Class A	(69,579,945)	(64,970,584)	(10,987,891)	(6,571,494)
Class C	(69,473,288)	(74,191,277)	(16,017,034)	(14,149,273)
Class R	(168,277)	(136,768)	(266,285)	(165,683)
Class P	(45,366,902)	(36,923,763)	(879,671)	(229,821)
Institutional Class	(22,148,657)	(14,889,752)	(2,321,396)	(1,528,881)
Class R6	—	—	—	—
Administrative Class	—	—	(121,353)	(35,296)
Return of capital:
Class A	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Class P	—	—	—	—
Institutional Class	—	—	—	—
Class R6	—	—	—	—
Administrative Class	—	—	—	—
Total dividends and distributions to shareholders	(285,477,976)	(274,344,988)	(30,593,630)	(22,680,448)
Fund Share Transactions:
Net proceeds from the sale of shares	1,196,339,109	1,169,566,362	27,220,178	47,828,831
Issued in reinvestment of dividends and distributions	246,915,825	230,302,494	26,897,865	19,332,333
Cost of shares redeemed	(952,452,588)	(1,207,589,158)	(51,312,655)	(81,167,855)
Net increase (decrease) from Fund share transactions	490,802,346	192,279,698	2,805,388	(14,006,691)
Total increase (decrease) in net assets	510,962,484	303,933,669	11,749,212	11,711,832
Net Assets:
Beginning of year	3,217,354,729	2,913,421,060	293,823,705	282,111,873
End of year*	$3,728,317,213	$3,217,354,729	$305,572,917	$293,823,705
* Including undistributed (dividends in excess of) net investment income of:	$(21,395,422)	$(20,075,572)	$(1,717,007)	$(1,293,567)

106	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

AllianzGI NFJ Dividend Value		AllianzGI NFJ International Value		AllianzGI NFJ Large-Cap Value

Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2018	Year ended June 30, 2017

$42,245,052	$91,841,355	$6,644,356	$14,649,844	$5,763,663	$6,124,361
367,187,371	456,237,862	35,616,621	(110,918,005)	89,131,221	40,155,316
(147,665,772)	103,316,669	(18,041,126)	175,723,566	(61,826,574)	29,009,543
261,766,651	651,395,886	24,219,851	79,455,405	33,068,310	75,289,220

(9,168,967)	(14,498,541)	(1,729,618)	(4,551,669)	(2,421,068)	(2,342,025)
(2,386,455)	(4,513,161)	(468,524)	(1,254,233)	(556,867)	(416,485)
(1,520,389)	(2,821,243)	(126,870)	(297,588)	(85,092)	(88,178)
(11,863,238)	(19,936,986)	(2,064,885)	(6,105,853)	(357,030)	(320,992)
(11,118,898)	(38,668,446)	(1,206,487)	(4,452,007)	(2,414,451)	(2,808,114)
(1,926,654)	(3,119,124)	(44,765)	(1,252,799)	—	—
(2,481,551)	(8,445,098)	(92,560)	(186,218)	(22,813)	(23,169)

(116,513,958)	(22,924,930)	—	—	—	—
(55,513,493)	(11,578,517)	—	—	—	—
(22,585,984)	(5,203,691)	—	—	—	—
(132,640,140)	(33,631,608)	—	—	—	—
(114,548,968)	(64,638,395)	—	—	—	—
(18,541,699)	(4,458,458)	—	—	—	—
(20,927,043)	(13,194,889)	—	—	—	—

—	—	(46,282)	—	—	—
—	—	(19,274)	—	—	—
—	—	(4,762)	—	—	—
—	—	(46,555)	—	—	—
—	—	(28,713)	—	—	—
—	—	(933)	—	—	—
—	—	(2,475)	—	—	—
(521,737,437)	(247,633,087)	(5,882,703)	(18,100,367)	(5,857,321)	(5,998,963)

278,975,203	546,158,602	56,218,043	144,569,747	37,353,233	42,111,766
445,389,136	211,480,087	5,200,274	14,501,039	5,362,953	5,549,915
(1,316,418,856)	(3,472,133,004)	(243,497,297)	(857,363,130)	(70,138,960)	(158,522,465)
(592,054,517)	(2,714,494,315)	(182,078,980)	(698,292,344)	(27,422,774)	(110,860,784)
(852,025,303)	(2,310,731,516)	(163,741,832)	(636,937,306)	(211,785)	(41,570,527)

2,817,275,078	5,128,006,594	449,733,420	1,086,670,726	362,274,812	403,845,339
$1,965,249,775	$2,817,275,078	$285,991,588	$449,733,420	$362,063,027	$362,274,812
$1,989,444	$(1,283,248)	$(522,383)	$(1,102,433)	$(121,757)	$(43,764)

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	107

Statements of Changes in Net Assets (cont’d)

	AllianzGI NFJ Mid-Cap Value		AllianzGI NFJ Small-Cap Value

	Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2018	Year ended June 30, 2017
Increase in Net Assets from:

Investment Operations:
Net investment income (loss)	$11,884,978	$7,346,158	$38,441,521	$53,529,473
Net realized gain	11,068,507	89,005,453	344,066,391	366,921,834
Net change in unrealized appreciation/depreciation	4,697,184	76,365,847	(185,882,457)	312,852,651
Net increase in net assets resulting from investment operations	27,650,669	172,717,458	196,625,455	733,303,958
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(4,171,641)	(4,679,368)	(3,377,555)	(13,615,646)
Class C	(318,297)	(1,530,440)	(53)	(1,587,555)
Class R	(77,400)	(48,570)	(63,699)	(654,721)
Class P	(1,511,170)	(384,256)	(521,236)	(914,362)
Institutional Class	(1,586,074)	(671,301)	(8,284,457)	(24,726,987)
Class R6	(2,590)	—	(3,628,782)	(6,921,568)
Administrative Class	(103,493)	(48,945)	(1,623,000)	(7,657,350)
Net realized capital gains:
Class A	(44,702,946)	(211,304)	(115,908,457)	(23,284,921)
Class C	(17,643,815)	(118,490)	(22,666,813)	(4,632,425)
Class R	(819,284)	(3,214)	(7,153,419)	(1,409,558)
Class P	(10,998,117)	(13,491)	(10,801,192)	(1,311,420)
Institutional Class	(11,199,186)	(25,143)	(158,591,956)	(33,801,726)
Class R6	(16,847)	—	(63,789,144)	(8,752,834)
Administrative Class	(849,232)	(2,094)	(48,474,051)	(11,580,298)
Total dividends and distributions to shareholders	(94,000,092)	(7,736,616)	(444,883,814)	(140,851,371)
Fund Share Transactions:
Net proceeds from the sale of shares	792,678,134	153,185,338	490,123,036	765,614,390
Issued in reinvestment of dividends and distributions	84,180,541	6,934,848	414,202,018	130,232,751
Cost of shares redeemed	(306,899,043)	(179,652,943)	(1,487,596,822)	(2,399,290,863)
Net increase (decrease) from Fund share transactions	569,959,632	(19,532,757)	(583,271,768)	(1,503,443,722)
Total increase in net assets	503,610,209	145,448,085	(831,530,127)	(910,991,135)
Net Assets:
Beginning of year	765,824,202	620,376,117	3,091,482,270	4,002,473,405
End of year*	$1,269,434,411	$765,824,202	$2,259,952,143	$3,091,482,270
* Including undistributed (dividends in excess of) net investment income of:	$106,049	$1,725,182	$444,830	$(2,103,270)

108	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Small-Cap		AllianzGI Technology

Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2018	Year ended June 30, 2017

$(296,987)	$(144,130)	$(12,249,945)	$(2,174,864)
11,815,368	10,970,059	323,500,019	180,279,307
3,812,594	4,927,314	166,330,893	179,357,328
15,330,975	15,753,243	477,580,967	357,461,771

—	(11,646)	—	—
—	(20)	—	—
—	—	—	—
—	(1,743)	—	—
—	(2,229)	—	—
—	—	—	—
—	—	—	—

(5,340,498)	(10,782)	(76,542,243)	(21,338,200)
(4,343,421)	(12,314)	(23,797,863)	(7,150,744)
—	—	—	—
(550,506)	(1,076)	(9,980,800)	(2,049,654)
(520,890)	(920)	(114,417,733)	(26,627,420)
—	—	—	—
—	—	(2,594,308)	(3,335,296)
(10,755,315)	(40,730)	(227,332,947)	(60,501,314)

17,254,774	9,714,702	420,037,569	306,519,513
9,698,353	36,823	216,039,340	57,677,478
(15,374,400)	(21,942,727)	(679,635,733)	(441,397,378)
11,578,727	(12,191,202)	(43,558,824)	(77,200,387)
16,154,387	3,521,311	206,689,196	219,760,070

78,772,620	75,251,309	1,376,043,445	1,156,283,375
$94,927,007	$78,772,620	$1,582,732,641	$1,376,043,445
$(240,398)	$(93,875)	$(7,056,692)	$(1,722,157)

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	109

Financial Highlights

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Period
AllianzGI Emerging Markets Opportunities:
Class A
6/30/2018	$26.59	$0.41	$1.85	$2.26	$(0.32)	$28.53
6/30/2017	22.60	0.41	3.98	4.39	(0.40)	26.59
6/30/2016	25.90	0.34	(3.39)	(3.05)	(0.25)	22.60
6/30/2015	27.00	0.35	(1.10)	(0.75)	(0.35)	25.90
6/30/2014	23.96	0.30	3.06	3.36	(0.32)	27.00
Class C
6/30/2018	$26.13	$0.16	$1.84	$2.00	$(0.08)	$28.05
6/30/2017	22.09	0.19	3.96	4.15	(0.11)	26.13
6/30/2016	25.21	0.22	(3.34)	(3.12)	— (c)	22.09
6/30/2015	26.25	0.14	(1.07)	(0.93)	(0.11)	25.21
6/30/2014	23.28	0.11	2.97	3.08	(0.11)	26.25
Class P
6/30/2018	$26.17	$0.46	$1.84	$2.30	$(0.45)	$28.02
6/30/2017	22.23	0.44	3.94	4.38	(0.44)	26.17
6/30/2016	25.44	0.46	(3.40)	(2.94)	(0.27)	22.23
6/30/2015	26.63	0.42	(1.11)	(0.69)	(0.50)	25.44
6/30/2014	23.63	0.38	2.99	3.37	(0.37)	26.63
Institutional Class
6/30/2018	$26.83	$0.53	$1.85	$2.38	$(0.49)	$28.72
6/30/2017	22.74	0.49	4.03	4.52	(0.43)	26.83
6/30/2016	25.95	0.44	(3.42)	(2.98)	(0.23)	22.74
6/30/2015	27.11	0.43	(1.11)	(0.68)	(0.48)	25.95
6/30/2014	24.10	0.39	3.07	3.46	(0.45)	27.11
Class R6
6/30/2018	$26.69	$0.62	$1.76	$2.38	$(0.50)	$28.57
6/30/2017	22.69	0.60	3.90	4.50	(0.50)	26.69
12/14/2015* - 6/30/2016	21.21	0.31	1.47	1.78	(0.30)	22.69

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Actual amount rounds to less than $(0.01) per share.
(d)	Annualized, unless otherwise noted.

110	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

8.44%	$108,279	1.26%	1.61%	1.36%	88%
19.76	154,357	1.42	1.62	1.69	155
(11.73)	143,677	1.48	1.62	1.59	85
(2.76)	28,690	1.67	1.67	1.30	99
14.12	29,361	1.67	1.67	1.21	120

7.63%	$8,113	2.01%	2.36%	0.55%	88%
18.91	8,982	2.17	2.37	0.80	155
(12.38)	11,862	2.27	2.37	1.02	85
(3.53)	15,069	2.42	2.42	0.53	99
13.26	18,170	2.42	2.42	0.44	120

8.71%	$29,887	1.01%	1.36%	1.55%	88%
20.11	21,586	1.17	1.37	1.86	155
(11.51)	20,262	1.26	1.37	2.11	85
(2.53)	12,229	1.42	1.42	1.63	99
14.38	2,066	1.42	1.42	1.54	120

8.79%	$197,536	0.91%	1.26%	1.74%	88%
20.26	72,688	1.07	1.27	2.02	155
(11.41)	64,785	1.17	1.27	2.00	85
(2.45)	62,339	1.32	1.32	1.60	99
14.51	56,709	1.32	1.32	1.53	120

8.85%	$24,277	0.86%	1.21%	2.03%	88%
20.27	692	1.02	1.22	2.46	155
8.46	21	1.07 (d)	1.22 (d)	2.63 (d)	85

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	111

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Focused Growth:
Class A
6/30/2018	$46.62	$— (d)	$10.92	$10.92	$— (d)	$(0.71)
6/30/2017	40.72	0.06	6.85	6.91	—	(1.01)
6/30/2016	42.73	0.08	0.62	0.70	—	(2.71)
6/30/2015	41.93	(0.03)	4.57	4.54	(0.17)	(3.57)
6/30/2014	34.82	0.05	10.40	10.45	(0.02)	(3.32)
Class C
6/30/2018	$32.76	$(0.29)	$7.65	$7.36	$— (d)	$(0.71)
6/30/2017	29.12	(0.19)	4.84	4.65	—	(1.01)
6/30/2016	31.53	(0.17)	0.47	0.30	—	(2.71)
6/30/2015	31.96	(0.25)	3.40	3.15	(0.01)	(3.57)
6/30/2014	27.38	(0.19)	8.09	7.90	— (d)	(3.32)
Class R
6/30/2018	$35.95	$(0.11)	$8.41	$8.30	$— (d)	$(0.71)
6/30/2017	31.71	(0.04)	5.29	5.25	—	(1.01)
6/30/2016	33.93	(0.02)	0.51	0.49	—	(2.71)
6/30/2015	34.08	(0.11)	3.66	3.55	(0.13)	(3.57)
6/30/2014	28.89	(0.04)	8.56	8.52	(0.01)	(3.32)
Class P
6/30/2018	$36.33	$0.09	$8.52	$8.61	$(0.05)	$(0.71)
6/30/2017	31.88	0.14	5.32	5.46	—	(1.01)
6/30/2016	33.94	0.15	0.50	0.65	—	(2.71)
6/30/2015	34.09	0.06	3.66	3.72	(0.30)	(3.57)
6/30/2014	28.86	0.12	8.56	8.68	(0.13)	(3.32)
Institutional Class
6/30/2018	$43.02	$0.16	$10.08	$10.24	$(0.04)	$(0.71)
6/30/2017	37.53	0.20	6.30	6.50	—	(1.01)
6/30/2016	39.45	0.21	0.58	0.79	—	(2.71)
6/30/2015	39.01	0.11	4.23	4.34	(0.33)	(3.57)
6/30/2014	32.58	0.17	9.72	9.89	(0.14)	(3.32)
Class R6
6/30/2018	$43.04	$0.19	$10.10	$10.29	$(0.06)	$(0.71)
6/30/2017	37.53	0.21	6.31	6.52	—	(1.01)
12/14/2015* - 6/30/2016	37.51	0.12	(0.10)	0.02	—	—
Administrative Class
6/30/2018	$40.51	$0.03	$9.50	$9.53	$— (d)	$(0.71)
6/30/2017	35.48	0.09	5.95	6.04	—	(1.01)
6/30/2016	37.53	0.11	0.55	0.66	—	(2.71)
6/30/2015	37.31	0.01	4.02	4.03	(0.24)	(3.57)
6/30/2014	31.24	0.08	9.31	9.39	— (d)	(3.32)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

112	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.71)	$56.83	23.53%	$421,188	0.99%	1.11%	—	%(e)	40%
(1.01)	46.62	17.29	373,359	1.05	1.11	0.15		46
(2.71)	40.72	1.54	357,077	1.11	1.11	0.20		55
(3.74)	42.73	11.57	297,572	1.11	1.11	(0.06)		58
(3.34)	41.93	30.97	282,561	1.11	1.11	0.13		51

$(0.71)	$39.41	22.59%	$233,854	1.76%	1.86%	(0.77)%		40%
(1.01)	32.76	16.40	217,685	1.81	1.86	(0.62)		46
(2.71)	29.12	0.79	230,432	1.86	1.86	(0.56)		55
(3.58)	31.53	10.76	227,519	1.86	1.86	(0.81)		58
(3.32)	31.96	29.99	223,035	1.86	1.86	(0.62)		51

$(0.71)	$43.54	23.21%	$23,781	1.26%	1.36%	(0.27)%		40%
(1.01)	35.95	16.96	20,635	1.31	1.36	(0.11)		46
(2.71)	31.71	1.31	17,877	1.36	1.36	(0.05)		55
(3.70)	33.93	11.32	14,751	1.36	1.36	(0.31)		58
(3.33)	34.08	30.62	15,989	1.36	1.36	(0.12)		51

$(0.76)	$44.18	23.84%	$109,456	0.76%	0.86%	0.23%		40%
(1.01)	36.33	17.54	80,667	0.81	0.86	0.41		46
(2.71)	31.88	1.81	35,025	0.86	0.86	0.46		55
(3.87)	33.94	11.88	16,050	0.86	0.86	0.19		58
(3.45)	34.09	31.26	14,774	0.86	0.86	0.38		51

$(0.75)	$52.51	23.93%	$177,278	0.66%	0.76%	0.33%		40%
(1.01)	43.02	17.67	195,161	0.71	0.76	0.50		46
(2.71)	37.53	1.92	155,976	0.76	0.76	0.55		55
(3.90)	39.45	11.99	122,979	0.76	0.76	0.29		58
(3.46)	39.01	31.39	95,990	0.76	0.76	0.47		51

$(0.77)	$52.56	24.03%	$114,054	0.61%	0.71%	0.38%		40%
(1.01)	43.04	17.72	36,374	0.66	0.71	0.53		46
—	37.53	0.05	11,564	0.71 (c)	0.71 (c)	0.60	(c)	55

$(0.71)	$49.33	23.63%	$4,017	0.91%	1.01%	0.07%		40%
(1.01)	40.51	17.39	4,288	0.96	1.01	0.25		46
(2.71)	35.48	1.65	7,900	1.01	1.01	0.29		55
(3.81)	37.53	11.67	6,439	1.01	1.01	0.04		58
(3.32)	37.31	31.07	5,996	1.01	1.01	0.22		51

(c)	Annualized, unless otherwise noted.
(d)	Actual amount rounds to less than $(0.01) per share.
(e)	Actual amount rounds to less than 0.01%.

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	113

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Year
AllianzGI Global Natural Resources:
Class A
6/30/2018	$13.77	$0.13	$2.08	$2.21	$(0.03)	$15.95
6/30/2017	14.67	0.01	(0.78)	(0.77)	(0.13)	13.77
6/30/2016	16.66	0.05	(1.97)	(1.92)	(0.07)	14.67
6/30/2015	20.71	0.06	(4.11)	(4.05)	— (d)	16.66
6/30/2014	16.19	— (d)	4.58	4.58	(0.06)	20.71
Class C
6/30/2018	$12.93	$0.02	$1.95	$1.97	$— (d)	$14.90
6/30/2017	13.77	(0.10)	(0.74)	(0.84)	— (d)	12.93
6/30/2016	15.67	(0.06)	(1.84)	(1.90)	— (d)	13.77
6/30/2015	19.63	(0.07)	(3.89)	(3.96)	— (d)	15.67
6/30/2014	15.41	(0.13)	4.35	4.22	— (d)	19.63
Class P
6/30/2018	$13.96	$0.18	$2.11	$2.29	$— (d)	$16.25
6/30/2017	14.86	0.03	(0.78)	(0.75)	(0.15)	13.96
6/30/2016	16.87	0.09	(1.99)	(1.90)	(0.11)	14.86
6/30/2015	20.98	0.13	(4.20)	(4.07)	(0.04)	16.87
6/30/2014	16.41	0.05	4.65	4.70	(0.13)	20.98
Institutional Class
6/30/2018	$14.12	$0.19	$2.14	$2.33	$(0.06)	$16.39
6/30/2017	14.99	0.07	(0.81)	(0.74)	(0.13)	14.12
6/30/2016	17.00	0.09	(1.99)	(1.90)	(0.11)	14.99
6/30/2015	21.10	0.12	(4.19)	(4.07)	(0.03)	17.00
6/30/2014	16.49	0.06	4.68	4.74	(0.13)	21.10

(a)	Calculated on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Actual amount rounds to less than $(0.01) per share.
(e)	Less than (0.005)%.

114	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

16.05%	$7,812	1.43	%(c)	0.84	%(c)	113%
(5.37)	11,135	1.42	(c)	0.08	(c)	108
(11.44)	14,175	1.42	(c)	0.34	(c)	177
(19.56)	11,395	1.41		0.32		107
28.36	12,320	1.41		—	(e)	93

15.24%	$2,102	2.18	%(c)	0.13	%(c)	113%
(6.07)	2,896	2.17	(c)	(0.70	)(c)	108
(12.13)	4,200	2.17	(c)	(0.43	)(c)	177
(20.17)	4,579	2.16		(0.42)		107
27.38	4,002	2.16		(0.77)		93

16.40%	$2,435	1.18	%(c)	1.20	%(c)	113%
(5.18)	1,970	1.17	(c)	0.19	(c)	108
(11.20)	8,025	1.17	(c)	0.61	(c)	177
(19.38)	8,128	1.16		0.73		107
28.73	1,308	1.16		0.24		93

16.48%	$8,313	1.08	%(c)	1.24	%(c)	113%
(5.07)	10,068	1.07	(c)	0.43	(c)	108
(11.12)	17,671	1.07	(c)	0.64	(c)	177
(19.28)	30,751	1.06		0.67		107
28.86	31,709	1.06		0.34		93

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	115

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Small-Cap:
Class A
6/30/2018	$47.75	$(0.26)	$8.28	$8.02	$(0.10)	$(4.27)
6/30/2017	41.18	(0.14)	6.71	6.57	—	—
6/30/2016	45.05	(0.13)	(3.74)	(3.87)	—	—
6/30/2015	43.12	(0.19)	2.12	1.93	—	—
6/30/2014	34.59	(0.23)	8.76	8.53	—	—
Class C
6/30/2018	$42.62	$(0.57)	$7.35	$6.78	$— (d)	$(4.27)
6/30/2017	37.03	(0.42)	6.01	5.59	—	—
6/30/2016	40.81	(0.41)	(3.37)	(3.78)	—	—
6/30/2015	39.36	(0.46)	1.91	1.45	—	—
6/30/2014	31.81	(0.48)	8.03	7.55	—	—
Class P
6/30/2018	$50.40	$(0.15)	$8.75	$8.60	$(0.16)	$(4.27)
6/30/2017	43.36	0.02	7.02	7.04	—	—
6/30/2016	47.30	(0.05)	(3.89)	(3.94)	—	—
6/30/2015	45.17	(0.06)	2.19	2.13	—	—
6/30/2014	36.14	(0.03)	9.06	9.03	—	—
Institutional Class
6/30/2018	$50.77	$(0.09)	$8.81	$8.72	$(0.21)	$(4.27)
6/30/2017	43.63	0.02	7.12	7.14	—	—
6/30/2016	47.55	0.02	(3.94)	(3.92)	—	—
6/30/2015	45.37	(0.05)	2.23	2.18	—	—
6/30/2014	36.26	(0.09)	9.20	9.11	—	—

(a)	Calculated on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

(c)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and 0.01%, respectively.
(d)	Actual amount rounds to less than $(0.01) per share.

116	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year		Total Return (b)		Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(4.37)	$51.40	(c)	17.08	%(c)	$56,929	1.62%	(0.51)%	77%
—	47.75	(c)	15.96	(c)	56,686	1.61	(0.32)	80
—	41.18		(8.59)		68,625	1.61	(0.31)	87
—	45.05		4.48		57,590	1.61	(0.45)	64
—	43.12		24.66		55,955	1.61	(0.56)	73

$(4.27)	$45.13	(c)	16.21	%(c)	$19,630	2.37%	(1.25)%	77%
—	42.62	(c)	15.10	(c)	19,729	2.36	(1.06)	80
—	37.03		(9.26)		23,055	2.36	(1.09)	87
—	40.81		3.69		25,959	2.36	(1.19)	64
—	39.36		23.73		23,560	2.36	(1.30)	73

$(4.43)	$54.57	(c)	17.36	%(c)	$18,262	1.37%	(0.27)%	77%
—	50.40	(c)	16.24	(c)	23,214	1.36	0.03	80
—	43.36		(8.33)		20,921	1.36	(0.11)	87
—	47.30		4.72		26,662	1.36	(0.14)	64
—	45.17		24.99		18,179	1.36	(0.07)	73

$(4.48)	$55.01	(c)	17.48	%(c)	$98,623	1.27%	(0.17)%	77%
—	50.77	(c)	16.36	(c)	114,925	1.26	0.05	80
—	43.63		(8.25)		122,294	1.26	0.06	87
—	47.55		4.80		80,319	1.26	(0.12)	64
—	45.37		25.12		64,282	1.26	(0.21)	73

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	117

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period
AllianzGI Health Sciences:
Class A
6/30/2018	$31.61	$(0.02)	$1.68	$1.66	$—	$33.27
6/30/2017	27.77	(0.01)	3.85	3.84	—	31.61
6/30/2016	38.48	(0.02)	(3.87)	(3.89)	(6.82)	27.77
6/30/2015	33.91	(0.26)	9.79	9.53	(4.96)	38.48
6/30/2014	30.82	(0.17)	9.34	9.17	(6.08)	33.91
Class C
6/30/2018	$25.30	$(0.21)	$1.34	$1.13	$—	$26.43
6/30/2017	22.40	(0.18)	3.08	2.90	—	25.30
6/30/2016	32.67	(0.28)	(3.17)	(3.45)	(6.82)	22.40
6/30/2015	29.66	(0.45)	8.42	7.97	(4.96)	32.67
6/30/2014	27.82	(0.37)	8.29	7.92	(6.08)	29.66
Institutional Class
6/30/2018	$31.90	$0.10	$1.69	$1.79	$—	$33.69
6/30/2017	27.93	0.09	3.88	3.97	—	31.90
6/30/2016	38.53	0.04	(3.82)	(3.78)	(6.82)	27.93
12/22/2014* - 6/30/2015	33.09	(0.04)	5.48	5.44	—	38.53

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.

118	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

5.25%	$141,122	1.47%	(0.05)%		55%
13.83	150,756	1.46	(0.04)		82
(10.82)	167,724	1.47	(0.07)		113
30.53	45,093	1.46	(0.72)		76
34.03	28,019	1.46	(0.54)		119

4.47%	$8,218	2.22%	(0.81)%		55%
12.95	10,358	2.21	(0.79)		82
(11.48)	13,446	2.22	(1.07)		113
29.57	20,902	2.21	(1.46)		76
33.05	10,828	2.21	(1.29)		119

5.61%	$2,854	1.12%	0.29%		55%
14.21	3,692	1.11	0.31		82
(10.49)	1,977	1.12	0.14		113
16.44	1,240	1.10 (c)	(0.21	)(c)	76

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	119

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Income & Growth:
Class A
6/30/2018	$11.24	$0.23	$0.82	$1.05	$(0.28)	$(0.67)
6/30/2017	10.80	0.27	1.17	1.44	(0.32)	(0.68)
6/30/2016	12.12	0.28	(0.55)	(0.27)	(0.37)	(0.68)
6/30/2015	12.95	0.27	(0.05)	0.22	(0.26)	(0.79)
6/30/2014	12.02	0.30	1.68	1.98	(0.26)	(0.79)
Class C
6/30/2018	$10.44	$0.13	$0.76	$0.89	$(0.20)	$(0.67)
6/30/2017	10.10	0.18	1.09	1.27	(0.25)	(0.68)
6/30/2016	11.46	0.19	(0.53)	(0.34)	(0.34)	(0.68)
6/30/2015	12.38	0.17	(0.06)	0.11	(0.24)	(0.79)
6/30/2014	11.59	0.19	1.63	1.82	(0.24)	(0.79)
Class R
6/30/2018	$11.24	$0.20	$0.82	$1.02	$(0.25)	$(0.67)
6/30/2017	10.80	0.25	1.16	1.41	(0.29)	(0.68)
6/30/2016	12.14	0.26	(0.56)	(0.30)	(0.36)	(0.68)
6/30/2015	13.00	0.24	(0.05)	0.19	(0.26)	(0.79)
6/30/2014	12.08	0.27	1.70	1.97	(0.26)	(0.79)
Class P
6/30/2018	$11.48	$0.26	$0.84	$1.10	$(0.30)	$(0.67)
6/30/2017	11.01	0.31	1.19	1.50	(0.35)	(0.68)
6/30/2016	12.32	0.32	(0.57)	(0.25)	(0.38)	(0.68)
6/30/2015	13.12	0.31	(0.05)	0.26	(0.27)	(0.79)
6/30/2014	12.15	0.33	1.70	2.03	(0.27)	(0.79)
Institutional Class
6/30/2018	$11.58	$0.28	$0.84	$1.12	$(0.31)	$(0.67)
6/30/2017	11.09	0.32	1.21	1.53	(0.36)	(0.68)
6/30/2016	12.40	0.33	(0.57)	(0.24)	(0.39)	(0.68)
6/30/2015	13.19	0.32	(0.05)	0.27	(0.27)	(0.79)
6/30/2014	12.20	0.35	1.70	2.05	(0.27)	(0.79)

(a)	Calculated on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

(c)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and 0.01%, respectively.

120	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year		Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.95)	$11.34		9.58%	$1,250,639	1.28%	1.29%	1.99%	102%
(1.00)	11.24		13.88	1,091,888	1.29	1.29	2.45	159
(1.05)	10.80		(2.02)	1,009,542	1.34	1.34	2.56	94
(1.05)	12.12		1.80	897,530	1.32	1.32	2.16	84
(1.05)	12.95	(c)	17.03 (c)	863,378	1.32	1.32	2.34	114

$(0.87)	$10.46		8.78%	$1,116,788	2.03%	2.04%	1.24%	102%
(0.93)	10.44		13.08	1,090,887	2.04	2.04	1.70	159
(1.02)	10.10		(2.79)	1,159,303	2.09	2.09	1.81	94
(1.03)	11.46		0.95	1,195,391	2.07	2.07	1.41	84
(1.03)	12.38	(c)	16.14 (c)	933,126	2.07	2.07	1.59	114

$(0.92)	$11.34		9.32%	$3,150	1.53%	1.54%	1.73%	102%
(0.97)	11.24		13.59	1,781	1.54	1.54	2.20	159
(1.04)	10.80		(2.31)	2,261	1.59	1.59	2.30	94
(1.05)	12.14		1.49	2,543	1.57	1.57	1.89	84
(1.05)	13.00	(c)	16.71 (c)	3,733	1.57	1.57	2.09	114

$(0.97)	$11.61		9.90%	$897,716	1.03%	1.04%	2.24%	102%
(1.03)	11.48		14.14	690,147	1.04	1.04	2.69	159
(1.06)	11.01		(1.81)	560,425	1.09	1.09	2.81	94
(1.06)	12.32		2.07	676,865	1.07	1.07	2.42	84
(1.06)	13.12	(c)	17.26 (c)	443,278	1.07	1.07	2.59	114

$(0.98)	$11.72		10.00%	$460,024	0.93%	0.94%	2.34%	102%
(1.04)	11.58		14.33	342,652	0.94	0.94	2.76	159
(1.07)	11.09		(1.76)	181,890	0.99	0.99	2.91	94
(1.06)	12.40		2.17	190,675	0.97	0.97	2.51	84
(1.06)	13.19	(c)	17.38 (c)	163,155	0.97	0.97	2.71	114

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	121

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year
AllianzGI Mid-Cap:
Class A
6/30/2018	$3.74	$(0.02)	$0.54	$0.52	$(0.38)	$3.88
6/30/2017	3.40	(0.01)	0.62	0.61	(0.27)	3.74
6/30/2016	3.65	(0.01)	(0.03)	(0.04)	(0.21)	3.40
6/30/2015	3.92	(0.01)	0.28	0.27	(0.54)	3.65
6/30/2014	3.20	(0.01)	0.73	0.72	—	3.92
Class C
6/30/2018	$3.19	$(0.04)	$0.46	$0.42	$(0.38)	$3.23
6/30/2017	2.96	(0.04)	0.54	0.50	(0.27)	3.19
6/30/2016	3.22	(0.03)	(0.02)	(0.05)	(0.21)	2.96
6/30/2015	3.55	(0.04)	0.25	0.21	(0.54)	3.22
6/30/2014	2.92	(0.03)	0.66	0.63	—	3.55
Class R
6/30/2018	$3.69	$(0.03)	$0.54	$0.51	$(0.38)	$3.82
6/30/2017	3.37	(0.02)	0.61	0.59	(0.27)	3.69
6/30/2016	3.62	(0.02)	(0.02)	(0.04)	(0.21)	3.37
6/30/2015	3.91	(0.02)	0.27	0.25	(0.54)	3.62
6/30/2014	3.20	(0.02)	0.73	0.71	—	3.91
Class P
6/30/2018	$4.19	$(0.01)	$0.61	$0.60	$(0.38)	$4.41
6/30/2017	3.77	(0.01)	0.70	0.69	(0.27)	4.19
6/30/2016	4.01	— (c)	(0.03)	(0.03)	(0.21)	3.77
6/30/2015	4.24	— (c)	0.31	0.31	(0.54)	4.01
6/30/2014	3.45	— (d)	0.79	0.79	—	4.24
Institutional Class
6/30/2018	$4.21	$(0.01)	$0.61	$0.60	$(0.38)	$4.43
6/30/2017	3.78	—	0.70	0.70	(0.27)	4.21
6/30/2016	4.02	— (d)	(0.03)	(0.03)	(0.21)	3.78
6/30/2015	4.25	— (c)	0.31	0.31	(0.54)	4.02
6/30/2014	3.46	0.01	0.78	0.79	—	4.25
Administrative Class
6/30/2018	$3.94	$(0.02)	$0.57	$0.55	$(0.38)	$4.11
6/30/2017	3.56	(0.01)	0.66	0.65	(0.27)	3.94
6/30/2016	3.80	(0.01)	(0.02)	(0.03)	(0.21)	3.56
6/30/2015	4.06	(0.01)	0.29	0.28	(0.54)	3.80
6/30/2014	3.32	— (c)	0.74	0.74	—	4.06

(a)	Calculated on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

(c)	Actual amount rounds to less than $(0.01) per share.
(d)	Actual amount rounds to less than $0.01 per share.

122	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

14.14%	$116,673	1.13%	(0.48)%	79%
18.89	112,947	1.13	(0.40)	77
(1.05)	86,224	1.13	(0.26)	73
7.91	98,253	1.13	(0.38)	79
22.50	106,116	1.13	(0.18)	88

13.40%	$142,931	1.88%	(1.23)%	79%
17.95	142,565	1.88	(1.15)	77
(1.51)	162,104	1.88	(1.01)	73
6.98	183,765	1.88	(1.13)	79
21.58	193,481	1.88	(0.93)	88

14.03%	$1,463	1.38%	(0.72)%	79%
18.45	2,345	1.38	(0.65)	77
(1.05)	2,195	1.38	(0.51)	73
7.38	2,867	1.38	(0.63)	79
22.19	2,795	1.38	(0.44)	88

14.56%	$11,189	0.88%	(0.23)%	79%
19.18	8,604	0.88	(0.15)	77
(0.69)	2,009	0.88	(0.01)	73
8.31	2,010	0.88	(0.12)	79
22.90	1,339	0.88	0.07	88

14.47%	$31,876	0.78%	(0.13)%	79%
19.39	26,788	0.78	(0.05)	77
(0.69)	29,092	0.78	0.11	73
8.29	24,130	0.78	(0.04)	79
22.83	34,540	0.78	0.16	88

14.19%	$1,441	1.03%	(0.40)%	79%
19.19	575	1.03	(0.30)	77
(0.73)	488	1.03	(0.16)	73
7.88	532	1.03	(0.28)	79
22.29	494	1.03	(0.09)	88

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	123

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Dividend Value:
Class A
6/30/2018	$17.20	$0.27	$1.45	$1.72	$(0.28)	$(3.88)
6/30/2017	15.74	0.34	2.08	2.42	(0.37)	(0.59)
6/30/2016	16.68	0.37	(0.92)	(0.55)	(0.39)	—
6/30/2015	17.12	0.33	(0.44)	(0.11)	(0.33)	—
6/30/2014	14.14	0.29	3.01	3.30	(0.32)	—
Class C
6/30/2018	$17.34	$0.15	$1.46	$1.61	$(0.15)	$(3.88)
6/30/2017	15.86	0.21	2.10	2.31	(0.24)	(0.59)
6/30/2016	16.83	0.25	(0.93)	(0.68)	(0.29)	—
6/30/2015	17.27	0.20	(0.43)	(0.23)	(0.21)	—
6/30/2014	14.27	0.18	3.02	3.20	(0.20)	—
Class R
6/30/2018	$17.15	$0.23	$1.45	$1.68	$(0.24)	$(3.88)
6/30/2017	15.70	0.29	2.08	2.37	(0.33)	(0.59)
6/30/2016	16.65	0.33	(0.92)	(0.59)	(0.36)	—
6/30/2015	17.09	0.28	(0.43)	(0.15)	(0.29)	—
6/30/2014	14.12	0.26	2.99	3.25	(0.28)	—
Class P
6/30/2018	$17.30	$0.32	$1.45	$1.77	$(0.32)	$(3.88)
6/30/2017	15.83	0.38	2.09	2.47	(0.41)	(0.59)
6/30/2016	16.77	0.41	(0.93)	(0.52)	(0.42)	—
6/30/2015	17.21	0.37	(0.43)	(0.06)	(0.38)	—
6/30/2014	14.21	0.34	3.01	3.35	(0.35)	—
Institutional Class
6/30/2018	$17.30	$0.34	$1.45	$1.79	$(0.34)	$(3.88)
6/30/2017	15.82	0.41	2.08	2.49	(0.42)	(0.59)
6/30/2016	16.76	0.42	(0.93)	(0.51)	(0.43)	—
6/30/2015	17.20	0.39	(0.43)	(0.04)	(0.40)	—
6/30/2014	14.20	0.35	3.02	3.37	(0.37)	—
Class R6
6/30/2018	$17.27	$0.34	$1.45	$1.79	$(0.35)	$(3.88)
6/30/2017	15.80	0.41	2.09	2.50	(0.44)	(0.59)
6/30/2016	16.74	0.42	(0.92)	(0.50)	(0.44)	—
6/30/2015	17.19	0.39	(0.42)	(0.03)	(0.42)	—
12/19/2013* - 6/30/2014	15.62	0.19	1.56	1.75	(0.18)	—
Administrative Class
6/30/2018	$17.41	$0.32	$1.43	$1.75	$(0.24)	$(3.88)
6/30/2017	15.92	0.36	2.11	2.47	(0.39)	(0.59)
6/30/2016	16.87	0.39	(0.94)	(0.55)	(0.40)	—
6/30/2015	17.31	0.35	(0.44)	(0.09)	(0.35)	—
6/30/2014	14.29	0.31	3.04	3.35	(0.33)	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.

124	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(4.16)	$14.76	9.55%	$480,068	0.95%	1.10%	1.66%	47%
(0.96)	17.20	15.55	599,510	0.99	1.09	2.02	41
(0.39)	15.74	(3.25)	814,993	1.07	1.07	2.34	42
(0.33)	16.68	(0.65)	1,363,171	1.05	1.05	1.92	44
(0.32)	17.12	23.50	1,913,130	1.05	1.05	1.89	26

$(4.03)	$14.92	8.77%	$231,933	1.70%	1.85%	0.91%	47%
(0.83)	17.34	14.67	274,212	1.74	1.84	1.28	41
(0.29)	15.86	(3.97)	347,825	1.82	1.82	1.59	42
(0.21)	16.83	(1.38)	440,554	1.80	1.80	1.18	44
(0.20)	17.27	22.51	497,725	1.80	1.80	1.14	26

$(4.12)	$14.71	9.30%	$94,437	1.20%	1.35%	1.41%	47%
(0.92)	17.15	15.24	130,630	1.24	1.34	1.77	41
(0.36)	15.70	(3.50)	157,199	1.32	1.32	2.09	42
(0.29)	16.65	(0.89)	226,101	1.30	1.30	1.68	44
(0.28)	17.09	23.16	272,790	1.30	1.30	1.65	26

$(4.20)	$14.87	9.83%	$551,096	0.70%	0.85%	1.91%	47%
(1.00)	17.30	15.79	639,847	0.74	0.84	2.27	41
(0.42)	15.83	(3.03)	1,057,863	0.82	0.82	2.60	42
(0.38)	16.77	(0.38)	1,543,701	0.80	0.80	2.18	44
(0.35)	17.21	23.82	1,446,734	0.80	0.80	2.15	26

$(4.22)	$14.87	9.94%	$438,422	0.60%	0.75%	2.03%	47%
(1.01)	17.30	15.96	731,788	0.64	0.74	2.44	41
(0.43)	15.82	(2.95)	2,233,140	0.72	0.72	2.69	42
(0.40)	16.76	(0.29)	3,402,951	0.70	0.70	2.27	44
(0.37)	17.20	23.96	4,078,876	0.70	0.70	2.24	26

$(4.23)	$14.83	9.96%	$85,285	0.55%	0.70%	2.06%	47%
(1.03)	17.27	16.01	95,755	0.59	0.69	2.44	41
(0.44)	15.80	(2.90)	128,994	0.67	0.67	2.72	42
(0.42)	16.74	(0.22)	119,483	0.65	0.65	2.30	44
(0.18)	17.19	11.27	968	0.65 (c)	0.65 (c)	2.13 (c)	26

$(4.12)	$15.04	9.67%	$84,009	0.85%	1.00%	1.87%	47%
(0.98)	17.41	15.68	345,533	0.89	0.99	2.11	41
(0.40)	15.92	(3.19)	387,993	0.97	0.97	2.44	42
(0.35)	16.87	(0.55)	628,008	0.95	0.95	2.03	44
(0.33)	17.31	23.64	871,543	0.95	0.95	1.99	26

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	125

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Return of Capital
AllianzGI NFJ International Value:
Class A
6/30/2018	$18.13	$0.34	$0.38	$0.72	$(0.32)	$(0.01)
6/30/2017	16.32	0.34	1.92	2.26	(0.45)	—
6/30/2016	21.61	0.37	(5.15)	(4.78)	(0.51)	—
6/30/2015	24.17	0.41	(2.40)	(1.99)	(0.57)	—
6/30/2014	20.80	0.46	3.32	3.78	(0.41)	—
Class C
6/30/2018	$17.86	$0.19	$0.37	$0.56	$(0.21)	$(0.01)
6/30/2017	16.09	0.23	1.86	2.09	(0.32)	—
6/30/2016	21.37	0.24	(5.08)	(4.84)	(0.44)	—
6/30/2015	23.91	0.24	(2.37)	(2.13)	(0.41)	—
6/30/2014	20.62	0.28	3.29	3.57	(0.28)	—
Class R
6/30/2018	$18.15	$0.31	$0.35	$0.66	$(0.24)	$(0.01)
6/30/2017	16.35	0.33	1.88	2.21	(0.41)	—
6/30/2016	21.66	0.35	(5.17)	(4.82)	(0.49)	—
6/30/2015	24.23	0.37	(2.41)	(2.04)	(0.53)	—
6/30/2014	20.87	0.42	3.31	3.73	(0.37)	—
Class P
6/30/2018	$18.21	$0.36	$0.41	$0.77	$(0.36)	$(0.01)
6/30/2017	16.40	0.40	1.90	2.30	(0.49)	—
6/30/2016	21.70	0.43	(5.18)	(4.75)	(0.55)	—
6/30/2015	24.28	0.48	(2.41)	(1.93)	(0.65)	—
6/30/2014	20.88	0.51	3.34	3.85	(0.45)	—
Institutional Class
6/30/2018	$18.24	$0.42	$0.36	$0.78	$(0.37)	$(0.01)
6/30/2017	16.42	0.37	1.95	2.32	(0.50)	—
6/30/2016	21.71	0.40	(5.13)	(4.73)	(0.56)	—
6/30/2015	24.29	0.50	(2.42)	(1.92)	(0.66)	—
6/30/2014	20.88	0.52	3.36	3.88	(0.47)	—
Class R6
6/30/2018	$18.19	$0.29	$0.50	$0.79	$(0.34)	$(0.01)
6/30/2017	16.38	0.40	1.93	2.33	(0.52)	—
6/30/2016	21.68	0.48	(5.20)	(4.72)	(0.58)	—
6/30/2015	24.28	0.55	(2.46)	(1.91)	(0.69)	—
12/19/2013* - 6/30/2014	22.59	0.59	1.30	1.89	(0.20)	—
Administrative Class
6/30/2018	$18.19	$0.38	$0.35	$0.73	$(0.35)	$(0.01)
6/30/2017	16.37	0.36	1.92	2.28	(0.46)	—
6/30/2016	21.68	0.42	(5.20)	(4.78)	(0.53)	—
6/30/2015	24.25	0.45	(2.41)	(1.96)	(0.61)	—
6/30/2014	20.83	0.46	3.36	3.82	(0.40)	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.

126	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.33)	$18.52	3.95%	$88,385	1.29%	1.37%	1.76%	63%
(0.45)	18.13	13.99	127,642	1.30	1.35	2.01	63
(0.51)	16.32	(22.28)	258,429	1.29	1.32	2.04	50
(0.57)	21.61	(8.30)	466,262	1.27	1.30	1.83	54
(0.41)	24.17	18.25	924,201	1.24	1.29	2.01	33

$(0.22)	$18.20	3.11%	$36,184	2.04%	2.12%	0.99%	63%
(0.32)	17.86	13.10	54,546	2.05	2.10	1.37	63
(0.44)	16.09	(22.81)	83,722	2.04	2.07	1.33	50
(0.41)	21.37	(8.99)	154,476	2.02	2.05	1.09	54
(0.28)	23.91	17.36	203,445	1.99	2.04	1.23	33

$(0.25)	$18.56	3.64%	$9,190	1.54%	1.62%	1.58%	63%
(0.41)	18.15	13.68	11,300	1.55	1.60	1.91	63
(0.49)	16.35	(22.43)	13,915	1.54	1.57	1.89	50
(0.53)	21.66	(8.52)	22,511	1.52	1.55	1.63	54
(0.37)	24.23	17.95	28,344	1.49	1.54	1.85	33

$(0.37)	$18.61	4.17%	$89,644	1.04%	1.12%	1.87%	63%
(0.49)	18.21	14.20	148,540	1.05	1.10	2.34	63
(0.55)	16.40	(22.07)	350,745	1.04	1.07	2.34	50
(0.65)	21.70	(8.04)	659,204	1.02	1.05	2.15	54
(0.45)	24.28	18.54	500,111	0.99	1.04	2.24	33

$(0.38)	$18.64	4.27%	$55,924	0.94%	1.02%	2.14%	63%
(0.50)	18.24	14.33	74,272	0.95	1.00	2.18	63
(0.56)	16.42	(21.97)	309,622	0.94	0.97	2.17	50
(0.66)	21.71	(7.98)	1,095,977	0.92	0.95	2.21	54
(0.47)	24.29	18.68	1,392,488	0.89	0.94	2.29	33

$(0.35)	$18.63	4.31%	$1,836	0.89%	0.97%	1.48%	63%
(0.52)	18.19	14.42	28,460	0.90	0.95	2.33	63
(0.58)	16.38	(21.97)	55,751	0.89	0.92	2.64	50
(0.69)	21.68	(7.94)	66,164	0.87	0.90	2.51	54
(0.20)	24.28	8.38	1,441	0.87 (c)	0.89 (c)	4.65 (c)	33

$(0.36)	$18.56	4.01%	$4,829	1.19%	1.27%	1.96%	63%
(0.46)	18.19	14.09	4,973	1.20	1.25	2.08	63
(0.53)	16.37	(22.22)	14,487	1.19	1.22	2.31	50
(0.61)	21.68	(8.18)	19,020	1.17	1.20	2.00	54
(0.40)	24.25	18.42	20,604	1.14	1.19	2.01	33

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	127

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)		Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Year
AllianzGI NFJ Large-Cap Value:
Class A
6/30/2018	$24.31	$0.41	$1.83		$2.24	$(0.41)	$26.14
6/30/2017	20.34	0.36	3.97	(c)	4.33	(0.36)	24.31	(c)
6/30/2016	21.44	0.37	(1.09)		(0.72)	(0.38)	20.34
6/30/2015	21.13	0.35	0.30		0.65	(0.34)	21.44
6/30/2014	17.56	0.32	3.57		3.89	(0.32)	21.13
Class C
6/30/2018	$24.57	$0.22	$1.86		$2.08	$(0.21)	$26.44
6/30/2017	20.50	0.19	4.01	(c)	4.20	(0.13)	24.57	(c)
6/30/2016	21.57	0.22	(1.09)		(0.87)	(0.20)	20.50
6/30/2015	21.22	0.19	0.30		0.49	(0.14)	21.57
6/30/2014	17.64	0.18	3.57		3.75	(0.17)	21.22
Class R
6/30/2018	$24.55	$0.35	$1.85		$2.20	$(0.34)	$26.41
6/30/2017	20.51	0.30	4.02	(c)	4.32	(0.28)	24.55	(c)
6/30/2016	21.60	0.32	(1.09)		(0.77)	(0.32)	20.51
6/30/2015	21.26	0.30	0.30		0.60	(0.26)	21.60
6/30/2014	17.67	0.27	3.60		3.87	(0.28)	21.26
Class P
6/30/2018	$24.53	$0.47	$1.86		$2.33	$(0.48)	$26.38
6/30/2017	20.56	0.42	4.01	(c)	4.43	(0.46)	24.53	(c)
6/30/2016	21.68	0.42	(1.09)		(0.67)	(0.45)	20.56
6/30/2015	21.42	0.41	0.31		0.72	(0.46)	21.68
6/30/2014	17.80	0.37	3.62		3.99	(0.37)	21.42
Institutional Class
6/30/2018	$24.20	$0.49	$1.84		$2.33	$(0.51)	$26.02
6/30/2017	20.27	0.43	3.97	(c)	4.40	(0.47)	24.20	(c)
6/30/2016	21.39	0.44	(1.09)		(0.65)	(0.47)	20.27
6/30/2015	21.13	0.42	0.31		0.73	(0.47)	21.39
6/30/2014	17.56	0.39	3.57		3.96	(0.39)	21.13
Administrative Class
6/30/2018	$24.64	$0.43	$1.88		$2.31	$(0.44)	$26.51
6/30/2017	20.61	0.38	4.04	(c)	4.42	(0.39)	24.64	(c)
6/30/2016	21.73	0.39	(1.10)		(0.71)	(0.41)	20.61
6/30/2015	21.26	0.39	0.29		0.68	(0.21)	21.73
6/30/2014	17.67	0.34	3.59		3.93	(0.34)	21.26

(a)	Calculated on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

(c)

Payments from securities litigation increased net realized and change in unrealized gain (loss) and net asset value per share by approximately $0.65 for Class A; $0.68 for Class C; $0.71 for Class R; $0.75 for Class P; $0.57 for Institutional Class and $0.65 for Administrative Class. The increase in total return per class was approximately 3.24% for Class A; 3.33% for Class C; 3.50% for Class R; 3.72% for Class P; 2.87% for Institutional Class and 3.21% for Administrative Class.

128	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

9.27%	$145,338	1.06%	1.11%	1.56%	110%
21.42 (c)	151,306	1.02	1.12	1.60	67
(3.30)	150,436	1.11	1.11	1.82	51
3.06	145,039	1.11	1.11	1.63	26
22.30	172,182	1.11	1.11	1.65	22

8.49%	$62,232	1.81%	1.86%	0.82%	110%
20.52 (c)	70,159	1.77	1.87	0.86	67
(4.04)	79,758	1.86	1.86	1.06	51
2.28	94,367	1.86	1.86	0.88	26
21.35	103,838	1.86	1.86	0.90	22

9.00%	$5,200	1.31%	1.36%	1.35%	110%
21.14 (c)	6,997	1.27	1.37	1.35	67
(3.53)	7,200	1.36	1.36	1.56	51
2.80	8,641	1.36	1.36	1.39	26
22.00	11,546	1.36	1.36	1.40	22

9.54%	$20,242	0.81%	0.86%	1.80%	110%
21.71 (c)	18,164	0.77	0.87	1.85	67
(3.06)	14,197	0.86	0.86	2.06	51
3.35	17,699	0.86	0.86	1.88	26
22.57	12,148	0.86	0.86	1.90	22

9.66%	$127,728	0.71%	0.76%	1.89%	110%
21.88 (c)	114,377	0.67	0.77	1.95	67
(2.99)	150,909	0.76	0.76	2.18	51
3.44	312,294	0.76	0.76	1.97	26
22.73	431,318	0.76	0.76	2.00	22

9.40%	$1,323	0.96%	1.01%	1.64%	110%
21.58 (c)	1,272	0.92	1.02	1.71	67
(3.23)	1,345	1.01	1.01	1.91	51
3.20	1,655	1.01	1.01	1.79	26
22.38	6,391	1.01	1.01	1.76	22

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	129

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Mid-Cap Value:
Class A
6/30/2018	$31.41	$0.39	$1.27	$1.66	$(0.26)	$(2.75)
6/30/2017	24.37	0.36	7.03 (d)	7.39	(0.33)	(0.02)
6/30/2016	25.82	0.45	(0.87)	(0.42)	(0.32)	(0.71)
6/30/2015	25.52	0.31	0.36	0.67	(0.37)	—
6/30/2014	20.33	0.29	5.10	5.39	(0.20)	—
Class C
6/30/2018	$26.22	$0.12	$1.08	$1.20	$(0.05)	$(2.75)
6/30/2017	20.43	0.13	5.87 (d)	6.00	(0.19)	(0.02)
6/30/2016	21.83	0.23	(0.73)	(0.50)	(0.19)	(0.71)
6/30/2015	21.66	0.10	0.30	0.40	(0.23)	—
6/30/2014	17.30	0.10	4.34	4.44	(0.08)	—
Class R
6/30/2018	$27.40	$0.24	$1.17	$1.41	$(0.27)	$(2.75)
6/30/2017	21.26	0.26	6.13 (d)	6.39	(0.23)	(0.02)
6/30/2016	22.68	0.34	(0.76)	(0.42)	(0.29)	(0.71)
6/30/2015	22.48	0.22	0.32	0.54	(0.34)	—
6/30/2014	17.95	0.21	4.49	4.70	(0.17)	—
Class P
6/30/2018	$26.01	$0.37	$1.10	$1.47	$(0.38)	$(2.75)
6/30/2017	20.27	0.32	5.87 (d)	6.19	(0.43)	(0.02)
6/30/2016	21.70	0.43	(0.74)	(0.31)	(0.41)	(0.71)
6/30/2015	21.57	0.33	0.29	0.62	(0.49)	—
6/30/2014	17.23	0.29	4.32	4.61	(0.27)	—
Institutional Class
6/30/2018	$33.41	$0.51	$1.38	$1.89	$(0.40)	$(2.75)
6/30/2017	25.88	0.48	7.47 (d)	7.95	(0.40)	(0.02)
6/30/2016	27.33	0.56	(0.90)	(0.34)	(0.40)	(0.71)
6/30/2015	26.99	0.43	0.37	0.80	(0.46)	—
6/30/2014	21.49	0.41	5.38	5.79	(0.29)	—
Class R6
12/18/2017* - 6/30/2018	$36.74	$0.18	$(1.61)	$(1.43)	$(0.43)	$(2.75)
Administrative Class
6/30/2018	$32.35	$0.42	$1.32	$1.74	$(0.34)	$(2.75)
6/30/2017	25.08	0.40	7.24 (d)	7.64	(0.35)	(0.02)
6/30/2016	26.54	0.49	(0.89)	(0.40)	(0.35)	(0.71)
6/30/2015	26.23	0.35	0.37	0.72	(0.41)	—
6/30/2014	20.89	0.32	5.25	5.57	(0.23)	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)

Payments from securities litigation increased net realized and change in unrealized gain (loss) and net asset value per share by approximately $1.41 for Class A; $1.23 for Class C; $1.13 for Class R; $1.93 for Class P; $1.19 for Institutional Class and $1.63 for Administrative Class. The increase in total return per class was approximately 5.86% for Class A; 6.08% for Class C; 5.37% for Class R; 9.70% for Class P; 4.66% for Institutional Class and 6.58% for Administrative Class.

(e)	Annualized, unless otherwise noted.

130	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(3.01)	$30.06		4.88%	$518,293	1.04	%(c)	1.21	%(c)	1.22	%(c)	31%
(0.35)	31.41	(d)	30.53 (d)	480,691	1.21	(c)	1.21	(c)	1.30	(c)	45
(1.03)	24.37		(1.46)	363,166	1.23	(c)	1.23	(c)	1.88	(c)	50
(0.37)	25.82		2.66	408,706	1.26	(c)	1.26	(c)	1.23	(c)	48
(0.20)	25.52		26.63	459,875	1.26	(c)	1.26	(c)	1.28	(c)	40

$(2.80)	$24.62		4.10%	$182,192	1.79	%(c)	1.96	%(c)	0.46	%(c)	31%
(0.21)	26.22	(d)	29.52 (d)	168,922	1.96	(c)	1.96	(c)	0.59	(c)	45
(0.90)	20.43		(2.16)	173,304	1.98	(c)	1.98	(c)	1.13	(c)	50
(0.23)	21.83		1.88	198,432	2.01	(c)	2.01	(c)	0.48	(c)	48
(0.08)	21.66		25.72	217,181	2.01	(c)	2.01	(c)	0.53	(c)	40

$(3.02)	$25.79		4.65%	$15,644	1.27	%(c)	1.46	%(c)	0.90	%(c)	31%
(0.25)	27.40	(d)	30.19 (d)	5,591	1.46	(c)	1.46	(c)	1.09	(c)	45
(1.00)	21.26		(1.70)	6,969	1.48	(c)	1.48	(c)	1.58	(c)	50
(0.34)	22.68		2.43	11,665	1.51	(c)	1.51	(c)	0.96	(c)	48
(0.17)	22.48		26.29	14,103	1.51	(c)	1.51	(c)	1.01	(c)	40

$(3.13)	$24.35		5.17%	$200,081	0.77	%(c)	0.96	%(c)	1.46	%(c)	31%
(0.45)	26.01	(d)	30.82 (d)	52,167	0.96	(c)	0.96	(c)	1.39	(c)	45
(1.12)	20.27		(1.19)	17,268	0.98	(c)	0.98	(c)	2.14	(c)	50
(0.49)	21.70		2.93	15,307	1.01	(c)	1.01	(c)	1.55	(c)	48
(0.27)	21.57		26.92	6,687	1.01	(c)	1.01	(c)	1.50	(c)	40

$(3.15)	$32.15		5.26%	$332,110	0.66	%(c)	0.86	%(c)	1.53	%(c)	31%
(0.42)	33.41	(d)	30.95 (d)	53,333	0.86	(c)	0.86	(c)	1.66	(c)	45
(1.11)	25.88		(1.08)	55,877	0.88	(c)	0.88	(c)	2.16	(c)	50
(0.46)	27.33		3.01	92,289	0.91	(c)	0.91	(c)	1.60	(c)	48
(0.29)	26.99		27.09	89,928	0.91	(c)	0.91	(c)	1.66	(c)	40

$(3.18)	$32.13		(4.25)%	$2,167	0.59	%(c)(e)	0.81	%(c)(e)	1.04	%(c)(e)	31%

$(3.09)	$31.00		4.98%	$18,947	0.92	%(c)	1.11	%(c)	1.32	%(c)	31%
(0.37)	32.35	(d)	30.66 (d)	5,120	1.11	(c)	1.11	(c)	1.40	(c)	45
(1.06)	25.08		(1.36)	3,792	1.13	(c)	1.13	(c)	1.98	(c)	50
(0.41)	26.54		2.77	4,698	1.16	(c)	1.16	(c)	1.33	(c)	48
(0.23)	26.23		26.77	4,961	1.16	(c)	1.16	(c)	1.36	(c)	40

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	131

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Small-Cap Value:
Class A
6/30/2018	$24.36	$0.29	$1.44	$1.73	$(0.12)	$(4.26)
6/30/2017	20.82	0.30	4.12	4.42	(0.32)	(0.56)
6/30/2016	25.91	0.41	(1.92)	(1.51)	(0.35)	(3.23)
6/30/2015	35.24	0.41	(1.95)	(1.54)	(0.67)	(7.12)
6/30/2014	31.96	0.39	6.96	7.35	(0.35)	(3.72)
Class C
6/30/2018	$22.14	$0.11	$1.31	$1.42	$— (e)	$(4.26)
6/30/2017	19.02	0.12	3.75	3.87	(0.19)	(0.56)
6/30/2016	23.99	0.23	(1.78)	(1.55)	(0.19)	(3.23)
6/30/2015	33.27	0.17	(1.85)	(1.68)	(0.48)	(7.12)
6/30/2014	30.40	0.13	6.59	6.72	(0.13)	(3.72)
Class R
6/30/2018	$25.64	$0.25	$1.51	$1.76	$(0.04)	$(4.26)
6/30/2017	21.87	0.25	4.34	4.59	(0.26)	(0.56)
6/30/2016	26.99	0.37	(1.99)	(1.62)	(0.27)	(3.23)
6/30/2015	36.37	0.34	(2.02)	(1.68)	(0.58)	(7.12)
6/30/2014	32.87	0.31	7.17	7.48	(0.26)	(3.72)
Class P
6/30/2018	$26.69	$0.39	$1.56	$1.95	$(0.20)	$(4.26)
6/30/2017	22.74	0.36	4.54	4.90	(0.39)	(0.56)
6/30/2016	27.92	0.51	(2.06)	(1.55)	(0.40)	(3.23)
6/30/2015	37.36	0.51	(2.07)	(1.56)	(0.76)	(7.12)
6/30/2014	33.59	0.48	7.37	7.85	(0.36)	(3.72)
Institutional Class
6/30/2018	$26.82	$0.42	$1.58	$2.00	$(0.22)	$(4.26)
6/30/2017	22.84	0.42	4.53	4.95	(0.41)	(0.56)
6/30/2016	28.05	0.55	(2.08)	(1.53)	(0.45)	(3.23)
6/30/2015	37.46	0.56	(2.07)	(1.51)	(0.78)	(7.12)
6/30/2014	33.73	0.56	7.36	7.92	(0.47)	(3.72)
Class R6
6/30/2018	$26.75	$0.44	$1.56	$2.00	$(0.24)	$(4.26)
6/30/2017	22.79	0.41	4.55	4.96	(0.44)	(0.56)
6/30/2016	28.02	0.56	(2.08)	(1.52)	(0.48)	(3.23)
6/30/2015	37.47	0.40	(1.90)	(1.50)	(0.83)	(7.12)
12/19/2013* - 6/30/2014	34.19	0.29	2.99	3.28	—	—
Administrative Class
6/30/2018	$24.30	$0.32	$1.43	$1.75	$(0.14)	$(4.26)
6/30/2017	20.78	0.33	4.11	4.44	(0.36)	(0.56)
6/30/2016	25.87	0.45	(1.92)	(1.47)	(0.39)	(3.23)
6/30/2015	35.19	0.46	(1.96)	(1.50)	(0.70)	(7.12)
6/30/2014	31.92	0.44	6.95	7.39	(0.40)	(3.72)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.00%, respectively.
(e)	Actual amount rounds to less than $(0.01) per share.
(f)	Annualized, unless otherwise noted.

132	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(4.38)	$21.71		7.04%		$718,104	1.20%		1.25%		1.27%		24%
(0.88)	24.36		21.38		788,438	1.20	(c)	1.24	(c)	1.31	(c)	30
(3.58)	20.82		(5.31)		1,037,525	1.22	(c)	1.23	(c)	1.88	(c)	48
(7.79)	25.91	(d)	(3.77	)(d)	1,592,000	1.18		1.21		1.39		42
(4.07)	35.24		24.36		2,250,556	1.17		1.21		1.15		29

$(4.26)	$19.30		6.26%		$106,052	1.95%		2.00%		0.54%		24%
(0.75)	22.14		20.45		135,225	1.95	(c)	1.99	(c)	0.56	(c)	30
(3.42)	19.02		(5.99)		175,139	1.97	(c)	1.98	(c)	1.14	(c)	48
(7.60)	23.99	(d)	(4.52	)(d)	259,629	1.93		1.96		0.63		42
(3.85)	33.27		23.43		342,352	1.92		1.96		0.40		29

$(4.30)	$23.10		6.77%		$37,655	1.45%		1.50%		1.02%		24%
(0.82)	25.64		21.09		51,759	1.45	(c)	1.49	(c)	1.04	(c)	30
(3.50)	21.87		(5.52)		64,707	1.47	(c)	1.48	(c)	1.62	(c)	48
(7.70)	26.99	(d)	(4.06	)(d)	97,345	1.43		1.46		1.13		42
(3.98)	36.37		24.06		131,571	1.42		1.46		0.90		29

$(4.46)	$24.18		7.27%		$65,466	0.95%		1.00%		1.54%		24%
(0.95)	26.69		21.66		72,679	0.95	(c)	0.99	(c)	1.42	(c)	30
(3.63)	22.74		(5.01)		58,556	0.97	(c)	0.98	(c)	2.13	(c)	48
(7.88)	27.92	(d)	(3.58	)(d)	106,077	0.93		0.96		1.63		42
(4.08)	37.36		24.68		93,195	0.92		0.96		1.34		29

$(4.48)	$24.34		7.43%		$778,547	0.85%		0.90%		1.61%		24%
(0.97)	26.82		21.82		1,213,861	0.83	(c)	0.89	(c)	1.68	(c)	30
(3.68)	22.84		(4.93)		1,800,472	0.82	(c)	0.88	(c)	2.28	(c)	48
(7.90)	28.05	(d)	(3.40	)(d)	2,866,196	0.78		0.86		1.78		42
(4.19)	37.46		24.85		3,749,112	0.77		0.86		1.55		29

$(4.50)	$24.25		7.44%		$347,379	0.80%		0.85%		1.70%		24%
(1.00)	26.75		21.90		464,279	0.79	(c)	0.84	(c)	1.60	(c)	30
(3.71)	22.79		(4.86)		371,453	0.77	(c)	0.83	(c)	2.39	(c)	48
(7.95)	28.02	(d)	(3.37	)(d)	235,613	0.73		0.81		1.36		42
—	37.47		9.59		27,994	0.72	(f)	0.81	(f)	1.49	(f)	29

$(4.40)	$21.65		7.14%		$206,749	1.10%		1.15%		1.38%		24%
(0.92)	24.30		21.52		365,241	1.09	(c)	1.14	(c)	1.43	(c)	30
(3.62)	20.78		(5.11)		494,621	1.07	(c)	1.13	(c)	2.03	(c)	48
(7.82)	25.87	(d)	(3.62	)(d)	811,305	1.03		1.11		1.54		42
(4.12)	35.19		24.55		1,220,261	1.02		1.11		1.30		29

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	133

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Small-Cap:
Class A
6/30/2018	$20.51	$(0.02)	$3.92	$3.90	$—	$(2.80)
6/30/2017	16.71	0.03	3.79	3.82	(0.01)	(0.01)
6/30/2016	18.41	0.03	(1.14)	(1.11)	(0.09)	(0.50)
6/30/2015	18.28	0.09	0.93	1.02	(0.05)	(0.84)
7/2/2013* - 6/30/2014	15.00	0.08	3.38	3.46	(0.06)	(0.12)
Class C
6/30/2018	$20.07	$(0.17)	$3.82	$3.65	$—	$(2.80)
6/30/2017	16.48	(0.11)	3.71	3.60	— (e)	(0.01)
6/30/2016	18.20	(0.10)	(1.12)	(1.22)	— (e)	(0.50)
6/30/2015	18.16	(0.05)	0.93	0.88	— (e)	(0.84)
7/2/2013* - 6/30/2014	15.00	(0.07)	3.40	3.33	(0.05)	(0.12)
Class P
6/30/2018	$20.63	$0.03	$3.95	$3.98	$—	$(2.80)
6/30/2017	16.77	0.07	3.81	3.88	(0.01)	(0.01)
6/30/2016	18.49	0.07	(1.15)	(1.08)	(0.14)	(0.50)
6/30/2015	18.33	0.13	0.95	1.08	(0.08)	(0.84)
7/2/2013* - 6/30/2014	15.00	0.10	3.41	3.51	(0.06)	(0.12)
Institutional Class
6/30/2018	$20.73	$0.05	$3.98	$4.03	$—	$(2.80)
6/30/2017	16.84	0.10	3.81	3.91	(0.01)	(0.01)
6/30/2016	18.49	0.08	(1.13)	(1.05)	(0.10)	(0.50)
6/30/2015	18.34	0.15	0.94	1.09	(0.10)	(0.84)
7/2/2013* - 6/30/2014	15.00	0.11	3.42	3.53	(0.07)	(0.12)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than a year is not annualized.

(c)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(d)	Annualized, unless otherwise noted.
(e)	Actual amount rounds to less than $(0.01) per share.
(f)	Does not include expenses of the investment companies in which the Fund invests.

134	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(2.80)	$21.61		19.96%	$44,860	1.31	%(f)	1.31	%(f)	(0.07	)%(f)	126%
(0.02)	20.51	(c)	22.82 (c)	39,509	1.31		1.31		0.15		152
(0.59)	16.71		(6.02)	32,660	1.27		1.31		0.17		139
(0.89)	18.41		6.01	38,579	1.24		1.30		0.47		148
(0.18)	18.28		23.15	103	1.31	(d)	3.19	(d)	0.46	(d)	119

$(2.80)	$20.92		19.10%	$35,080	2.06	%(f)	2.06	%(f)	(0.82	)%(f)	126%
(0.01)	20.07	(c)	21.82 (c)	32,802	2.06		2.06		(0.60)		152
(0.50)	16.48		(6.72)	36,607	2.02		2.06		(0.58)		139
(0.84)	18.20		5.27	44,067	1.99		2.05		(0.29)		148
(0.17)	18.16		22.28	39	2.06	(d)	3.99	(d)	(0.38	)(d)	119

$(2.80)	$21.81		20.25%	$6,883	1.06	%(f)	1.06	%(f)	0.12	%(f)	126%
(0.02)	20.63	(c)	23.12 (c)	3,425	1.06		1.06		0.39		152
(0.64)	16.77		(5.82)	3,246	1.02		1.06		0.43		139
(0.92)	18.49		6.36	2,143	0.99		1.05		0.73		148
(0.18)	18.33		23.43	13	1.06	(d)	3.40	(d)	0.56	(d)	119

$(2.80)	$21.96		20.40%	$8,104	0.96	%(f)	0.96	%(f)	0.21	%(f)	126%
(0.02)	20.73	(c)	23.22 (c)	3,037	0.96		0.96		0.52		152
(0.60)	16.84		(5.69)	2,738	0.92		0.96		0.46		139
(0.94)	18.49		6.41	6,656	0.93		0.95		0.86		148
(0.19)	18.34		23.56	6,277	0.96	(d)	3.30	(d)	0.66	(d)	119

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	135

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year
AllianzGI Technology:
Class A
6/30/2018	$60.82	$(0.64)		$22.58	$21.94	$(11.16)	$71.60
6/30/2017	48.03	(0.17	)(d)	15.75	15.58	(2.79)	60.82	(d)
6/30/2016	58.15	(0.38)		(1.07)	(1.45)	(8.67)	48.03
6/30/2015	63.49	(0.54)		6.49	5.95	(11.29)	58.15
6/30/2014	50.70	(0.54)		17.81	17.27	(4.48)	63.49
Class C
6/30/2018	$49.43	$(0.91)		$17.96	$17.05	$(11.16)	$55.32
6/30/2017	39.80	(0.46	)(d)	12.88	12.42	(2.79)	49.43	(d)
6/30/2016	49.98	(0.66)		(0.85)	(1.51)	(8.67)	39.80
6/30/2015	56.46	(0.87)		5.68	4.81	(11.29)	49.98
6/30/2014	45.82	(0.88)		16.00	15.12	(4.48)	56.46
Class P
6/30/2018	$66.03	$(0.53)		$24.71	$24.18	$(11.16)	$79.05
6/30/2017	51.80	(0.00	)(d)(e)	17.02	17.02	(2.79)	66.03	(d)
6/30/2016	61.90	(0.27)		(1.16)	(1.43)	(8.67)	51.80
6/30/2015	66.74	(0.42)		6.87	6.45	(11.29)	61.90
6/30/2014	52.97	(0.42)		18.67	18.25	(4.48)	66.74
Institutional Class
6/30/2018	$66.94	$(0.45)		$25.07	$24.62	$(11.16)	$80.40
6/30/2017	52.43	0.06	(d)	17.24	17.30	(2.79)	66.94	(d)
6/30/2016	62.49	(0.24)		(1.15)	(1.39)	(8.67)	52.43
6/30/2015	67.21	(0.36)		6.93	6.57	(11.29)	62.49
6/30/2014	53.27	(0.36)		18.78	18.42	(4.48)	67.21
Administrative Class
6/30/2018	$63.76	$(0.61)		$23.77	$23.16	$(11.16)	$75.76
6/30/2017	50.18	(0.23	)(d)	16.60	16.37	(2.79)	63.76	(d)
6/30/2016	60.32	(0.36)		(1.11)	(1.47)	(8.67)	50.18
6/30/2015	65.40	(0.50)		6.71	6.21	(11.29)	60.32
6/30/2014	52.06	(0.50)		18.32	17.82	(4.48)	65.40

(a)	Calculated on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)

An out of period adjustment of $3,694,541, which is included in miscellaneous income, related to income earned in previous years, decreased net investment loss per share and increased net asset value per share by approximately $0.15 for Class A; $0.13 for Class C; $0.20 for Class P; $0.20 for Institutional Class and $0.04 for Administrative Class. The increase in total return and decrease in ratio of net investment loss to average net assets relating to this income for each share class was approximately 0.33% and 0.28% for Class A; 0.35% and 0.29% for Class C; 0.40% and 0.33% for Class P; 0.40% and 0.32% for Institutional Class; 0.09% and 0.08% for Administrative Class, respectively.

(e)	Actual amount rounds to less than $(0.01) per share.

136	Annual Report	| June 30, 2018 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

38.89%	$530,127	1.42%		1.57%		(0.95)%		104%
33.69 (d)	452,039	1.51	(c)	1.61	(c)	(0.31	)(c)(d)	128
(3.24)	417,305	1.66	(c)	1.66	(c)	(0.74	)(c)	171
10.33	340,765	1.61		1.61		(0.90)		165
35.10	330,421	1.59		1.59		(0.92)		152

37.86%	$138,589	2.17%		2.32%		(1.70)%		104%
32.69 (d)	113,411	2.26	(c)	2.36	(c)	(1.05	)(c)(d)	128
(3.95)	112,423	2.41	(c)	2.41	(c)	(1.53	)(c)	171
9.51	130,395	2.36		2.36		(1.65)		165
34.08	127,243	2.34		2.34		(1.67)		152

39.24%	$100,560	1.17%		1.32%		(0.71)%		104%
34.03 (d)	59,369	1.26	(c)	1.35	(c)	(0.01	)(c)(d)	128
(2.99)	44,881	1.41	(c)	1.41	(c)	(0.50	)(c)	171
10.62	53,710	1.36		1.36		(0.66)		165
35.43	45,425	1.34		1.34		(0.67)		152

39.37%	$789,922	1.07%		1.22%		(0.59)%		104%
34.16 (d)	736,162	1.16	(c)	1.25	(c)	0.09	(c)(d)	128
(2.89)	518,761	1.31	(c)	1.31	(c)	(0.43	)(c)	171
10.71	617,315	1.26		1.26		(0.55)		165
35.56	544,216	1.24		1.24		(0.57)		152

39.02%	$23,535	1.32%		1.47%		(0.85)%		104%
33.83 (d)	15,062	1.44	(c)	1.52	(c)	(0.41	)(c)(d)	128
(3.15)	62,913	1.56	(c)	1.56	(c)	(0.68	)(c)	171
10.44	72,947	1.51		1.51		(0.80)		165
35.25	65,147	1.49		1.49		(0.82)		152

See accompanying Notes to Financial Statements	| June 30, 2018 |	Annual Report	137

Notes to Financial Statements

June 30, 2018

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services—Investment Companies. As of June 30, 2018, the Trust consisted of fourteen separate investment funds (each a “Fund” and collectively the “Funds”). Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Adviser”) serves as the Funds’ investment adviser. On July 1, 2017, NFJ Investment Group LLC (“NFJ”), which had previously served as sub-adviser to certain Funds merged with and into AllianzGI U.S. (the “NFJ Merger”). Following the NFJ Merger, all Funds for which NFJ served as sub-adviser on June 30, 2017, no longer had a sub-adviser. The NFJ Merger did not result in any personnel changes and otherwise had no practical effect on the management of the Funds. The Investment Adviser is, and NFJ prior to its merger with and into AllianzGI U.S. on July 1, 2017, was, an indirect wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to seven classes of shares to new and existing investors: A, C, R, P, Institutional, R6 and Administrative.

The following Fund sold and issued shares of beneficial interest to Allianz Fund Investments, Inc. (“AFI”), an indirect wholly-owned subsidiary of Allianz SE, during the year ended June 30, 2018:

AllianzGI NFJ Mid-Cap Value
Class	Date	Shares	Amount
R6	12/18/17	272	$10,000

The investment objective of AllianzGI Emerging Markets Opportunities is to seek maximum long-term capital appreciation. The investment objective of AllianzGI Focused Growth, AllianzGI Global Natural Resources, AllianzGI Global Small-Cap, AllianzGI Health Sciences, AllianzGI Mid-Cap, AllianzGI Small-Cap and AllianzGI Technology is to seek long-term capital appreciation. The investment objective of AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value, AllianzGI NFJ Large-Cap Value, AllianzGI NFJ Mid-Cap Value and AllianzGI NFJ Small-Cap Value is to seek long-term growth of capital and income. The investment objective of AllianzGI Income & Growth is to seek total return comprised of current income, current gains and capital appreciation. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposures under these arrangements are unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss is expected to be remote.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017 and the financial statements have been modified accordingly, as applicable.

In March 2017, the FASB issued Accounting Standards update (“ASU”) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in mutual funds are valued at the net asset value (“NAV”) as reported on each business day. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees of the Trust (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Adviser. The Trust’s Valuation Committee was established by the Board to oversee the

138	June 30, 2018 |	Annual Report

implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as necessary. The Investment Adviser monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Adviser determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If the Investment Adviser determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Trust’s Valuation Committee may be selected or the Trust’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures adopted by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Trust’s Valuation Committee.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premiums or discounts based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m., Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

∎	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access

∎	Level 2— valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

∎	Level 3—valuations based on significant unobservable inputs (including the Investment Adviser’s or Trust’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the year ended June 30, 2018 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock and Warrants)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and

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Notes to Financial Statements (cont’d)

June 30, 2018

issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes—Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at June 30, 2018 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes to Schedules of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/18
Common Stock:
Brazil	$10,682,969	—	—	$10,682,969
China	14,507,283	$109,635,249	—	124,142,532
Hong Kong	8,876,000	17,329,541	—	26,205,541
India	4,284,816	37,604,077	—	41,888,893
Peru	12,335,675	—	—	12,335,675
Russian Federation	20,416,292	—	$1,733,513	22,149,805
South Africa	1,683,553	1,215,365	—	2,898,918
Thailand	—	—	13,378,021	13,378,021
United States	5,384,483	—	—	5,384,483
All Other	—	91,752,683	—	91,752,683
Preferred Stock	—	—	2,322,012	2,322,012
Repurchase Agreements	—	10,829,000	—	10,829,000
Totals	$78,171,071	$268,365,915	$17,433,546	$363,970,532

AllianzGI Focused Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/18
Common Stock	$1,078,240,813	—	—	$1,078,240,813
Repurchase Agreements	—	$6,652,000	—	6,652,000
Totals	$1,078,240,813	$6,652,000	—	$1,084,892,813

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AllianzGI Global Natural Resources:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/18
Common Stock:
Australia	—	$927,395	—	$927,395
Denmark	—	59,637	—	59,637
France	—	1,139,362	—	1,139,362
Germany	—	350,847	—	350,847
Japan	—	133,303	—	133,303
United Kingdom	—	3,123,785	—	3,123,785
All Other	$14,378,881	—	—	14,378,881
Exchange-Traded Funds	266,709	—	—	266,709
Repurchase Agreements	—	465,000	—	465,000
Totals	$14,645,590	$6,199,329	—	$20,844,919

AllianzGI Global Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/18
Common Stock:
Australia	—	$3,335,316	—	$3,335,316
Austria	—	3,367,257	—	3,367,257
China	—	1,346,535	—	1,346,535
Denmark	—	3,849,477	—	3,849,477
Finland	—	1,987,760	—	1,987,760
France	—	5,093,776	—	5,093,776
Germany	—	5,216,281	—	5,216,281
Hong Kong	—	1,788,646	—	1,788,646
Indonesia	—	368,316	—	368,316
Italy	—	2,211,480	—	2,211,480
Japan	—	24,871,246	—	24,871,246
Korea (Republic of)	—	78,282	—	78,282
Netherlands	—	2,153,534	—	2,153,534
Norway	—	1,459,856	—	1,459,856
Singapore	—	327,932	—	327,932
Spain	—	2,264,815	—	2,264,815
Sweden	—	2,539,403	—	2,539,403
Switzerland	—	5,776,962	—	5,776,962
Taiwan	—	1,981,501	—	1,981,501
United Kingdom	—	9,969,713	—	9,969,713
All Other	$104,951,589	—	—	104,951,589
Preferred Stock	—	1,038,780	—	1,038,780
Repurchase Agreements	—	6,517,000	—	6,517,000
Totals	$104,951,589	$87,543,868	—	$192,495,457

AllianzGI Health Sciences:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/18
Common Stock:
Pharmaceuticals	$37,541,920	$1,711,540	—	$39,253,460
All Other	110,722,753	—	—	110,722,753
Warrants	—	—	$75,826	75,826
Repurchase Agreements	—	2,473,000	—	2,473,000
Totals	$148,264,673	$4,184,540	$75,826	$152,525,039

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Notes to Financial Statements (cont’d)

June 30, 2018

AllianzGI Income & Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/18
Common Stock:
Advertising	—	—	$1,385,428	$1,385,428
Aerospace & Defense	$39,296,084	—	354,775	39,650,859
Apparel & Textiles	—	—	60,947	60,947
Media	39,400,046	—	1,442,959	40,843,005
Oil, Gas & Consumable Fuels	44,975,061	—	322,716	45,297,777
Semiconductors	—	—	10,552	10,552
All Other	1,155,716,159	—	—	1,155,716,159
Corporate Bonds & Notes:
Internet	—	$30,464,924	993,836	31,458,760
Media	—	76,130,390	153	76,130,543
All Other	—	1,037,250,039	—	1,037,250,039
Convertible Bonds & Notes:
Banks	—	—	17,540,357	17,540,357
Energy-Alternate Sources	—	14,675,829	571,500	15,247,329
All Other	—	967,708,703	—	967,708,703
Convertible Preferred Stock:
Computers	—	10,478,699	—	10,478,699
Diversified Financial Services	—	8,702,871	—	8,702,871
Food & Beverage	—	10,493,638	—	10,493,638
Healthcare-Products	—	21,367,148	—	21,367,148
Pharmaceuticals	—	5,827,297	—	5,827,297
All Other	127,562,560	—	—	127,562,560
Preferred Stock	—	—	18,217,438	18,217,438
Equity-Linked Securities	—	—	118,115	118,115
Warrants	—	—	80	80
Repurchase Agreements	—	90,850,000	—	90,850,000
	1,406,949,910	2,273,949,538	41,018,856	3,721,918,304
Investments in Securities – Liabilities
Options Written:
Market Price	(803,338)	—	—	(803,338)
Totals	$1,406,146,572	$2,273,949,538	$41,018,856	$3,721,114,966

AllianzGI Mid-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/18
Common Stock	$305,725,091	—	—	$305,725,091

AllianzGI NFJ Dividend Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/18
Common Stock	$1,982,642,945	—	—	$1,982,642,945
Repurchase Agreements	—	$26,452,000	—	26,452,000
Totals	$1,982,642,945	$26,452,000	—	$2,009,094,945

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AllianzGI NFJ International Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/18
Common Stock:
Brazil	$1,387,713	—	—	$1,387,713
Canada	28,246,666	—	—	28,246,666
France	2,642,705	$24,736,949	—	27,379,654
India	1,691,030	—	—	1,691,030
Korea (Republic of)	4,555,415	7,530,882	—	12,086,297
Mexico	1,762,242	—	—	1,762,242
Netherlands	1,846,275	2,909,673	—	4,755,948
Russian Federation	8,848,544	—	—	8,848,544
Switzerland	—	6,149,681	—	6,149,681
Taiwan	5,331,545	—	—	5,331,545
United Kingdom	11,231,916	22,212,581	—	33,444,497
United States	8,023,368	—	—	8,023,368
All Other	—	144,646,681	—	144,646,681
Totals	$75,567,419	$208,186,447	—	$283,753,866

AllianzGI NFJ Large-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/18
Common Stock	$355,636,761	—	—	$355,636,761
Repurchase Agreements	—	$10,353,000	—	10,353,000
Totals	$355,636,761	$10,353,000	—	$365,989,761

AllianzGI NFJ Mid-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/18
Common Stock	$1,247,758,601	—	—	$1,247,758,601
Repurchase Agreements	—	$31,272,000	—	31,272,000
Totals	$1,247,758,601	$31,272,000	—	$1,279,030,601

AllianzGI NFJ Small-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/18
Common Stock:
Chemicals	$129,143,830	—	$56	$129,143,886
All Other	2,133,703,232	—	—	2,133,703,232
Repurchase Agreements	—	$25,267,000	—	25,267,000
Totals	$2,262,847,062	$25,267,000	$56	$2,288,114,118

AllianzGI Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/18
Common Stock:
Equity Real Estate Investment Trusts (REITs)	$1,242,418	—	$7,258	$1,249,676
All Other	92,602,238	—	—	92,602,238
Repurchase Agreements	—	$1,354,000	—	1,354,000
Totals	$93,844,656	$1,354,000	$7,258	$95,205,914

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Notes to Financial Statements (cont’d)

June 30, 2018

AllianzGI Technology:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/18
Common Stock:
Electrical Equipment	—	$14,959	—	$14,959
Electronic Equipment, Instruments & Components	$3,019,727	2,717,167	—	5,736,894
Internet Software & Services	192,308,317	229,119	—	192,537,436
IT Services	173,586,959	61,722	—	173,648,681
Semiconductors & Semiconductor Equipment	150,338,107	17,771,959	—	168,110,066
Software	447,407,574	16,040,737	—	463,448,311
Technology Hardware, Storage & Peripherals	101,374,159	220,613	—	101,594,772
All Other	270,350,784	—	—	270,350,784
Exchange-Traded Funds	4,333	1,696	—	6,029
Repurchase Agreements	—	169,470,000	—	169,470,000
Options Purchased:
Market Price	40,967,150	—	—	40,967,150
	1,379,357,110	206,527,972	—	1,585,885,082
Investments in Securities – Liabilities
Securities Sold Short, at value	(45,838)	—	—	(45,838)
Options Written:
Market Price	(12,355,120)	—	—	(12,355,120)
	(12,400,958)	—	—	(12,400,958)
Totals	$1,366,956,152	$206,527,972	—	$1,573,484,124

At June 30, 2018, the following Funds had transfers between Levels 1 and 2:

	Transfers
	Level 1 to Level 2(a)	Level 2 to Level 1
AllianzGI Global Small-Cap	$3,942,638	—
AllianzGI NFJ International Value	5,625,523	—

(a)	This transfer was a result of securities trading outside the U.S. whose values were not adjusted by the application of a modeling tool at June 30, 2017, which was applied on June 30, 2018.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended June 30, 2018, was as follows:

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Beginning Balance 6/30/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/18
Common Stock:
Russian Federation	—	$7,589,745	$(5,205,047)	—	$(729,725)	$78,540	—	—	$1,733,513
Thailand	$1,971,931	24,975,745	(13,168,334)	—	(766,041)	364,720	—	—	13,378,021
Preferred Stock	3,096,389	736,709	(1,472,324)	—	(455,433)	416,671	—	—	2,322,012
Totals	$5,068,320	$33,302,199	$(19,845,705)	—	$(1,951,199)	$859,931	—	—	$17,433,546

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AllianzGI Health Sciences:
Investments in Securities – Assets	Beginning Balance 6/30/17	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/18
Common Stock:
Equity Real Estate Investment Trusts (REITs)	—	$1,239		—	—	—	$74,587	—	—	$75,826

AllianzGI Income & Growth:
Investments in Securities – Assets	Beginning Balance 6/30/17	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3*	Transfers out of Level 3	Ending Balance 6/30/18
Common Stock:
Advertising	$1,232,287	—		—	—	—	$153,141	—	—	$1,385,428
Aerospace & Defense	280,388	—		—	—	—	74,387	—	—	354,775
Apparel & Textiles	47,375	—		—	—	—	13,572	—	—	60,947
Media	2,149,737	—		—	—	—	(706,778)	—	—	1,442,959
Oil, Gas & Consumable Fuels	197,677	$1,456,157		$(13)	—	$13	(1,331,118)	—	—	322,716
Semiconductors	10,552	—		—	—	—	—	—	—	10,552
Corporate Bonds & Notes:
Internet	955,000	38,837		—	—	—	(1)	—	—	993,836
Media	—	—		—	—	—	—	$153	—	153
Convertible Bonds & Notes:
Banks	—	18,745,300		—	—	—	(1,204,943)	—	—	17,540,357
Energy-Alternate Sources	—	571,501	†	(17,361)†	$382,248	—	(364,888)	—	—	571,500
Hotels, Restaurants & Leisure	1,010,800	—		(1,000,000)†	—	—	(10,800)	—	—	—
Convertible Preferred Stock:
Agriculture	329,703	—		(356,428)	—	41,421	(14,696)	—	—	—
Preferred Stock	19,002,080	—		(1,457,923)	—	407,307	265,974	—	—	18,217,438
Equity-Linked Securities:
Coal	98,599	—		—	—	—	19,375	—	—	117,974
Oil, Gas & Consumable Fuels	23,402	—		—	—	—	(23,261)	—	—	141
Warrants:
Commercial Services	203,959	—		—	—	—	(203,883)	—	—	76
Media	4	—		—	—	—	—	—	—	4
Totals	$25,541,563	$20,811,795		$(2,831,725)	$382,248	$448,741	$(3,333,919)	$153	—	$41,018,856

The table for AllianzGI Income & Growth includes Level 3 investments that are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated.

AllianzGI NFJ Small-Cap Value:
Investments in Securities – Assets	Beginning Balance 6/30/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/18
Common Stock:
Chemicals	$55	—	—	—	—	$1	—	—	$56

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Notes to Financial Statements (cont’d)

June 30, 2018

AllianzGI Small-Cap:
Investments in Securities – Assets	Beginning Balance 6/30/17	Purchases	Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/18
Common Stock:
Equity Real Estate Investment Trusts (REITs)	$99,662	—	$(92,664	)††	—	—	$260	—	—	$7,258

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at June 30, 2018:

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Ending Balance at 6/30/18	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock:
Russian Federation	$1,733,513	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange		$3.48
Thailand	$13,378,021	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB	11.30-140.25
Preferred Stock	$2,322,012	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange		$0.50

AllianzGI Health Sciences:
Investments in Securities – Assets	Ending Balance at 6/30/18	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$75,826	Black Scholes Model	Volatility		44.80%

AllianzGI Income & Growth:
Investments in Securities – Assets	Ending Balance at 6/30/18	Valuation Technique Used	Unobservable Inputs	Input Values (Ranges)
Common Stock:
	$1,073,143	Market and Company Comparables	EV Multiples		4.12x (2.03x-13.41x	)
			Illiquidity Discount		30%
	$312,285	Market and Company Comparables	EV Multiples		2.11x (1.18x-4.17x	)
			Illiquidity Discount		20%
	$354,775	Market and Company Comparables	EV Multiples		0.73x (0.51x-1.02x	)
			M&A Transaction Multiples		0.87x (0.32x-2.12x	)
			Illiquidity Discount		40%
	$60,947	Market and Company Comparables	EV Multiples		0.76x (0.19x-1.36x	)
			Illiquidity Discount		20%
	$1,442,939	Market and Company Comparables	EV Multiples		1.04x (0.05x-2.01x	)
			Illiquidity Discount		10%
	$125,039	Market and Company Comparables	EV Multiples		3.17x (2.70x-3.68x	)
			Illiquidity Discount		40%
Corporate Bonds & Notes
	$993,836	Market and Company Comparables	EV Multiples		2.11x (1.18x-4.17x	)
			Illiquidity Discount		20%
Preferred Stock
	$1,082,958	Market and Company Comparables	EV Multiples		0.70x (0.35x-1.04x	)
			Applicable Liquidity Multiple		1.60
			Illiquidity Discount		30%

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AllianzGI Income & Growth (cont’d)
Investments in Securities – Assets	Ending Balance at 6/30/18	Valuation Technique Used	Unobservable Inputs	Input Values (Ranges)
	$17,134,400	Market and Company Comparables	EV Multiples	0.70x (0.35x-1.04x )
			Illiquidity Discount	30%
Equity-Linked Securities	$117,974	Black Scholes Model	Volatility	28%

AllianzGI Small-Cap:
Investments in Securities – Assets	Ending Balance at 6/30/18	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$7,258	Net Assets Approach	Estimated Movement of Proceeds	7.18%

^	Includes valuation techniques, as described in beginning of Notes to Schedule of Investments.

THB – Thai Baht

*	Transferred out of Level 2 into Level 3 because an evaluated mean price was not available at June 30, 2018.
†	Issued or removed via corporate action.
††	Reduced due to Return of Capital Payments.

The net change in unrealized appreciation/depreciation of Level 3 investments which the following Funds held at June 30, 2018 was:

AllianzGI Emerging Markets Opportunities	$755,351
AllianzGI Health Sciences	74,587
AllianzGI Income & Growth	(3,287,439)
AllianzGI Small-Cap	260

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as a component of net change in unrealized appreciation (depreciation) of investments on the Statements of Operations. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Dividend and interest income on the Statements of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2018, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

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Notes to Financial Statements (cont’d)

June 30, 2018

(e) Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund (except AllianzGI Income & Growth, AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value and AllianzGI NFJ Large-Cap Value), are declared and distributed to shareholders annually. Dividends from net investment income and/or distributions from short-term capital gains for AllianzGI Income & Growth, if any, are declared and distributed monthly. Dividends from net investment income, if any, for AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value and AllianzGI NFJ Large-Cap Value are declared and distributed quarterly. Net realized capital gains, if any, earned by each Fund, will be distributed annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Funds has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration, distribution and servicing fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Repurchase Agreements.  The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements include provisions for initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Funds), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. As of June 30, 2018, the value of the related collateral exceeded the value of the repurchase agreements.

(i) Securities Sold Short.  Certain Funds engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Funds will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. This collateral earns interest and the interest is used to pay each lender a fee for borrowed securities, to compensate the broker for its services, and to provide a rebate to the borrower (the Fund) for posting the collateral. The net proceeds from these transactions are shown as miscellaneous income or miscellaneous expense on the Statement of Operations. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked to market daily. Short sales expose the Funds to the risk that they will be required to cover the short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the applicable Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Funds will be subject to additional risks to the

148	June 30, 2018 |	Annual Report

extent that they engage in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(j) Warrants.  The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(k) Rights.  The Funds may receive rights. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the right, the right will expire worthless. Rights may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

(l) Exchange-Traded Funds.  Certain Funds may invest in exchange-traded-funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(m) Convertible Securities.  Certain Funds’ may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

(n) Payment In-Kind Securities.  The Funds may invest in payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(o) Loan Interest Expense.  Loan interest expense relates to the amounts borrowed under the credit facility (See Note 12). Loan interest expense is recorded as it is incurred.

(p) Contingent Value Rights.  A Fund may invest in contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount (which may be a fixed amount or determined by a formula) in the event that a specified corporate action, business milestone, or other trigger occurs (or does not occur) which is often subject to an expiration date. CVRs often are awarded to shareholders in the context of a corporate acquisition or major restructuring. For example, shareholders of an acquired company may receive a CVR that enables them to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date. Risks associated with the use of CVRs are generally similar to risks associated with the use of options, such as the risk that the required trigger does not (or does) occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present illiquidity risk, as they may not be registered securities or may otherwise be non-transferable or difficult to transfer, as well as

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Notes to Financial Statements (cont’d)

June 30, 2018

counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.

(q) Restricted Securities.  The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that a Fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increase in interest rates or an issuer’s deterioration or default. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds. The local emerging market currencies in which the Funds may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the

150	June 30, 2018 |	Annual Report

broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Adviser seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs on such leverage may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Investments in senior loans and repurchase agreements also involve special risks. Although typically secured, senior loans may not be backed by sufficient collateral to satisfy their issuers’ obligations in the event of bankruptcy or similar scenarios. Senior loans may also be illiquid. Similarly, repurchase agreements may result in losses if the collateral associated with such positions is insufficient in the event of a counterparty default or similar scenario. Repurchase agreement positions may also be illiquid.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Funds may invest in other investment companies, including investment companies advised by the Investment Adviser or its affiliates. Investing in other investment companies involves certain additional expenses and tax results that would not be present in a direct investment in such other investment companies. Each Fund’s NAV will fluctuate in response to changes in the NAVs of the other investment companies in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular investment company will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in such investment company, which will vary. To the extent that a Fund invests a significant portion of its assets in another investment company, it will be particularly sensitive to the risks associated with that investment company.

3.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

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Notes to Financial Statements (cont’d)

June 30, 2018

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

There are several risks associated with option transactions on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. The Funds’ ability to use options successfully will depend on the Investment Manager’s ability to predict pertinent market movements, which cannot be assured. As the writer of a covered call option, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

Futures Contracts.  The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at June 30, 2018:

AllianzGI Income & Growth:
Location	Market Price
Liability derivatives:
Options written, at value	$(803,338)

AllianzGI Technology:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$40,967,150
Liability derivatives:
Options written, at value	$(12,355,120)

The effect of derivatives on the Statements of Operations for the year ended June 30, 2018:

AllianzGI Emerging Markets Opportunities:
Location	Foreign Exchange Contracts
Net realized gain on:
Forward foreign currency contracts	$168,819
Net change in unrealized appreciation/depreciation of:
Forward foreign currency contracts	$(2,706)

152	June 30, 2018 |	Annual Report

AllianzGI Global Natural Resources:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain on:
Options written	$28,539	—	$28,539
Forward foreign currency contracts	—	$1,967	1,967
Total net realized gain	$28,539	$1,967	$30,506
Net change in unrealized appreciation/depreciation of:
Options written	$7,736	—	$7,736

AllianzGI Global Small-Cap:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(15,235)
Net change in unrealized appreciation/depreciation of:
Forward foreign currency contracts	$1,394

AllianzGI Income & Growth:
Location	Market Price
Net realized loss on:
Options written	$(6,003,611)
Net change in unrealized appreciation/depreciation of:
Options written	$549,832

AllianzGI NFJ International Value:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(114,506)
Net change in unrealized appreciation/depreciation of:
Forward foreign currency contracts	$(346)

AllianzGI NFJ Small-Cap Value:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(9,901)

AllianzGI Technology:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Investments (options purchased)	$3,892,115	—	$3,892,115
Options written	(18,469,595)	—	(18,469,595)
Forward foreign currency contracts	—	$98,942	98,942
Total net realized gain(loss)	$(14,577,480)	$98,942	$(14,478,538)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$14,726,782	—	$14,726,782
Options written	6,951,496	—	6,951,496
Total net change in unrealized appreciation/depreciation	$21,678,278	—	$21,678,278

The average volume (based on the open positions at each month-end) of derivative activity during the year ended June 30, 2018:

	Options Purchased	Options Written	Forward Foreign Currency Contracts (2)
	Contracts(1)	Contracts(1)	Purchased	Sold
AllianzGI Emerging Markets Opportunities	—	—	$181,419	$50,079
AllianzGI Global Natural Resources	—	(456)	4,803	14,366
AllianzGI Global Small-Cap	—	—	104,257	129,025
AllianzGI NFJ International Value	—	—	535,719	780,839
AllianzGI Income & Growth	—	(22,819)	—	—
AllianzGI Technology	11,520	(12,315)	—	—

(1)	Number of contracts
(2)	U.S. $ value on origination date

Annual Report	| June 30, 2018	153

Notes to Financial Statements (cont’d)

June 30, 2018

4.	INVESTMENT ADVISER/ADMINISTRATOR/DISTRIBUTOR FEES/ EXPENSES & DEFERRED COMPENSATION

Investment Advisory Fee. AllianzGI U.S. serves as investment adviser to the Funds, pursuant to an investment advisory contract. AllianzGI U.S. receives a monthly fee (the “Investment Advisory Fee”) from each Fund at an annual rate based on the average daily net assets of each Fund.

Administration Fee. AllianzGI U.S. provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each share class of each Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

The Investment Advisory Fee and Administration Fee for all classes are charged at an annual rate as indicated in the following table:

	All Classes			Class A, C, and R			Class P			Institutional Class			Class R6			Administrative Class
	Investment Advisory Fee	Effective Advisory Fee		Administ- ration Fee	Effective Administ- ration Fee		Administ- ration Fee	Effective Administ- ration Fee		Administ- ration Fee	Effective Administ- ration Fee		Administ- ration Fee	Effective Administ- ration Fee		Administ- ration Fee	Effective Administ- ration Fee
AllianzGI Emerging Markets Opportunities(1)	0.85%	0.65	%(4)	0.50%	0.34	%(5)	0.50%	0.34	%(5)	0.40%	0.24	%(5)	0.35%	0.19	%(5)	N/A	N/A
AllianzGI Focused Growth(3)	0.45	0.35	(6)	0.40	†	(7)	0.40	0.40		0.30	0.30		0.25	0.25		0.30%	0.30%
AllianzGI Global Natural Resources(2)	0.70	0.70		0.45	0.45		0.45	0.45		0.35	0.35		N/A	N/A		N/A	N/A
AllianzGI Global Small-Cap(2)	0.90	0.90		0.45	0.45		0.45	0.45		0.35	0.35		N/A	N/A		N/A	N/A
AllianzGI Health Sciences(3)	0.80	0.80		0.40	0.40		N/A	N/A		0.30	0.30		N/A	N/A		N/A	N/A
AllianzGI Income & Growth(3)	0.65	0.64	(9)	0.40	0.38		0.40	0.38		0.30	0.28		N/A	N/A		N/A	N/A
AllianzGI Mid-Cap(3)	0.47	0.47		0.40	0.40		0.40	0.40		0.30	0.30		N/A	N/A		0.30	0.30
AllianzGI NFJ Dividend Value(3)	0.45	0.30	(10)	0.40	0.38		0.40	0.38		0.30	0.28		0.25	0.23		0.30	0.28
AllianzGI NFJ International Value(1)	0.60	0.55	(11)	0.50	0.47	(12)	0.50	0.47	(12)	0.40	0.37	(12)	0.35	0.32	(12)	0.40	0.37	(12)
AllianzGI NFJ Large-Cap Value(3)	0.45	0.40	(16)	0.40	0.40		0.40	0.40		0.30	0.30		N/A	N/A		0.30	0.30
AllianzGI NFJ Mid-Cap Value(3)	0.55	0.55		0.40	#	(13)	0.40	0.20	(13)	0.30	0.10	(13)	0.25	0.03	(13)	0.30	0.10	(13)
AllianzGI NFJ Small-Cap Value(3)	0.60	0.60	(14)	0.40	0.33	(15)	0.40	0.33	(15)	0.30	0.23	(15)	0.25	0.18	(15)	0.30	0.23	(15)
AllianzGI Small-Cap(3)	0.65	0.65		0.40	0.40		0.40	0.40		0.30	0.30		N/A	N/A		N/A	N/A
AllianzGI Technology(3)	0.90	0.75	(8)	0.40	0.39		0.40	0.39		0.30	0.29		N/A	N/A		0.30	0.29

(1)

The total Administration Fee rate for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $250 million, by an additional 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent that any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

(2)

The total Administration Fee rate for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent that any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

(3)

The total Administration Fee rate for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent that any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

(4)

The Adviser has contractually agreed to observe, through October 31, 2018, an irrevocable waiver of a portion of its Investment Advisory Fee currently in place, which reduces the 0.85% contractual fee rate by 0.20% to 0.65%. This waiver arrangement has been in effect since April 1, 2017.

(5)

The Administrator has contractually agreed to observe, through October 31, 2018, an irrevocable waiver of a portion of its Administration Fees, which reduces the contractual fee rate by 0.15%. This waiver has been in effect since before the beginning of the Fund’s most recent fiscal year.

(6)

The Adviser has contractually agreed to observe, through October 31, 2018, an irrevocable waiver of a portion of its Investment Advisory Fee currently in place, which reduces the 0.45% contractual fee rate by 0.10% to 0.35%.

154	June 30, 2018 |	Annual Report

(7)

The Administrator has contractually agreed to observe, through October 31, 2018, an irrevocable waiver of a portion of its Administration Fees for Class A shares currently in place, which reduces the contractual fee rate by 0.02%.

(8)

The Adviser has contractually agreed to observe, through October 31, 2018, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.90% contractual fee rate by 0.15% to 0.75%, and then an additional 0.01% on net assets in excess of $2 billion, by an additional 0.015% on net assets in excess of $3 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. This waiver arrangement has been in effect since November 1, 2016.

(9)

The Adviser has contractually agreed to observe, through October 31, 2018, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.65% contractual fee rate by 0.01% on net assets in excess of $2 billion, by an additional 0.015% on net assets in excess of $3 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement has been in effect since before the beginning of the Fund’s most recent fiscal year.

(10)

The Adviser has contractually agreed to observe, through October 31, 2018, an irrevocable waiver of a portion of its Investment Advisory Fee, which reduces the 0.45% contractual fee rate by 0.15% to 0.30%, and by an additional 0.025% on net assets in excess of $7.5 billion, and by an additional 0.025% on net assets in excess of $10 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement has been in place for the Fund since November 1, 2016.

(11)

The Adviser has contractually agreed to observe, through October 31, 2018, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.60% contractual fee rate by 0.05% to 0.55%, and an additional 0.01% on net assets in excess of $4 billion, by an additional 0.015% on net assets in excess of $5 billion and by an additional 0.025% on net assets in excess of $7.5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement has been in place for the Fund since November 1, 2016.

(12)

The Administrator has contractually agreed to observe, through October 31, 2018, an irrevocable waiver of a portion of its Administration Fees, which reduces the contractual fee rate by 0.025%. This waiver has been in effect since before the beginning of the Fund’s most recent fiscal year.

(13)

The Administrator has contractually agreed to observe through September 30, 2019, an irrevocable waiver of a portion of its Administration Fees for all classes, which reduces the contractual fee rate by 0.22%. This waiver has been in effect since September 22, 2017.

(14)

The Adviser has contractually agreed to observe, through October 31, 2018, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.60% contractual fee rate by 0.025% on net assets in excess of $3 billion, by an additional 0.025% on net assets in excess of $4 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement has been in effect since November 1, 2016.

(15)

The Administrator has contractually agreed to observe, through October 31, 2018, an irrevocable waiver of a portion of its Administration Fees which reduces the contractual fee rate by 0.05%. An identical fee waiver has been in effect since November 1, 2016.

(16)

Effective November 1, 2016, the Adviser had contractually agreed to observe, through October 31, 2017, an irrevocable waiver of a portion of its Investment Advisory Fee, which reduced the 0.45% contractual fee rate by 0.15% to 0.30%..

†	The effective Administration Fee rate for Class A is 0.38%; for Class C and Class R is 0.40%, respectively.
#	The effective Administration Fee rate for Class A and Class C is 0.23%; for Class R is 0.21%.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AllianzGI U.S., serves as the distributor of the Trust’s shares. The Funds are permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed.

Pursuant to the Distribution and Servicing Plans adopted by the A, C and R classes, the Distributor receives (i) in connection with the distribution of C and R class shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to A, C and R class shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

The Funds paid the Distributor distribution and/or servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%

	Allowable Rate
	Distribution Fee	Servicing Fee
Class C
All Funds	0.75%	0.25%
Class R
All Funds	0.25	0.25

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A and C shares. For the period or year ended June 30, 2018, the Distributor received $1,900,957, representing commissions (sales charges) and CDSC from the Funds.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Investment Adviser or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of the Investment Adviser or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses, if any and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under

Annual Report	| June 30, 2018	155

Notes to Financial Statements (cont’d)

June 30, 2018

the Investment Company Act of 1940 and subject to review and approval by the Trustees. The Funds may invest in other investment companies, including investment companies advised or sub-advised by the Investment Adviser or its affiliates. Investing in other investment companies involves certain additional expenses and tax results that would not be present in a direct investment in such other investment companies. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Deferred Compensation.  The Trustees do not currently receive any pension or retirement benefits from the Trust. The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of the Trust or Allianz Funds Multi-Strategy Trust selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Trust remains in substantially the same financial position whether the Trustee fees are paid when earned or deferred.

5.	INVESTMENTS IN SECURITIES

For the year ended June 30, 2018, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
AllianzGI Emerging Markets Opportunities	$384,577,222	$286,942,052
AllianzGI Focused Growth	402,772,250	458,230,742
AllianzGI Global Natural Resources	26,937,465	35,712,669
AllianzGI Global Small-Cap	151,156,138	208,450,377
AllianzGI Health Sciences	84,364,014	102,210,450
AllianzGI Income & Growth	3,700,439,748	3,390,924,911
AllianzGI Mid-Cap	240,588,384	268,499,153
AllianzGI NFJ Dividend Value	1,119,435,591	2,134,640,053
AllianzGI NFJ International Value	235,742,161	419,767,817
AllianzGI NFJ Large-Cap Value	408,254,168	438,405,804
AllianzGI NFJ Mid-Cap Value	807,362,662	303,687,313
AllianzGI NFJ Small-Cap Value	625,528,652	1,571,276,704
AllianzGI Small-Cap	107,741,436	107,010,687
AllianzGI Technology*	1,448,704,248	1,869,289,552

*	Securities sold short of $52,519,376; covers on securities sold short of $55,625,228.

6.	INCOME TAX INFORMATION

The tax character of dividends and distributions paid by the Funds was:

	Year ended June 30, 2018				Year ended June 30, 2017
	Ordinary Income(1)	15% Long-term Capital Gain	25% Long-term Capital Gain	Return of Capital	Ordinary Income(1)	15% Long-term Capital Gain	25% Long-term Capital Gain
AllianzGI Emerging Markets Opportunities	$3,886,963	—	—	—	$3,986,967	—	—
AllianzGI Focused Growth	392,499	$15,598,567	—	—	911,818	$22,908,708	—
AllianzGI Global Natural Resources	56,108	—	—	—	267,217	—	—
AllianzGI Global Small-Cap	4,235,167	11,864,121	—	—	—	—	—
AllianzGI Health Sciences	—	—	—	—	—	—	—
AllianzGI Income & Growth	285,477,976	—	—	—	274,327,696	14,731	$2,561
AllianzGI Mid-Cap	9,591,486	21,002,144	—	—	—	22,679,188	1,260
AllianzGI NFJ Dividend Value	40,466,152	481,271,285	—	—	92,002,599	155,630,488	—
AllianzGI NFJ International Value	5,733,709	—	—	$148,994	18,100,367	—	—
AllianzGI NFJ Large-Cap Value	5,857,321	—	—	—	5,998,963	—	—
AllianzGI NFJ Mid-Cap Value	35,710,900	58,203,575	$85,617	—	7,362,880	373,736	—
AllianzGI NFJ Small-Cap Value	51,068,905	393,814,909	—	—	56,078,189	84,773,182	—
AllianzGI Small-Cap	2,809,776	7,945,539	—	—	15,613	25,117	—
AllianzGI Technology	65,005,991	162,326,956	—	—	—	60,501,314	—

(1)	Includes short-term capital gains, if any.

156	June 30, 2018 |	Annual Report

At June 30, 2018, the components of distributable earnings were:

	Undistributed Ordinary Income	Undistributed 15% Long-term Capital Gain	Undistributed 25% Long-term Capital Gain	Capital Loss Carryforwards(2)	Late Year Ordinary Loss(3)	Post-October Capital Loss(4)
						Short-Term	Long-Term
AllianzGI Emerging Markets Opportunities	$5,341,631	—	—	—	$383,817	$11,907,530	$(1,288,562)
AllianzGI Focused Growth	—	$46,414,793	—	—	390,671	—	—
AllianzGI Global Natural Resources	218,586	—	—	$9,774,207	6,276	—	—
AllianzGI Global Small-Cap	3,908,397	21,241,605	$11,063	—	43,834	—	—
AllianzGI Health Sciences	1,358,929	6,952,045	—	—	24,885	—	—
AllianzGI Income & Growth	58,108,177	—	—	—	—	—	24,019,116
AllianzGI Mid-Cap	6,177,470	29,090,883	335	—	1,369,245	—	—
AllianzGI NFJ Dividend Value	14,733,835	206,205,611	—	—	—	—	—
AllianzGI NFJ International Value	—	—	—	452,781,359	221,701	—	—
AllianzGI NFJ Large-Cap Value	—	—	—	—	—	—	—
AllianzGI NFJ Mid-Cap Value	2,866,493	—	—	—	—	4,847,173	(3,981,839)
AllianzGI NFJ Small-Cap Value	19,872,666	216,951,873	724,577	—	—	—	—
AllianzGI Small-Cap	2,802,804	3,520,763	8,575	—	237,342	—	—
AllianzGI Technology	42,412,898	184,457,222	—	—	6,698,516	—	—

(2)

Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

(3)

Certain ordinary losses realized during the period November 1, 2017 through June 30, 2018, and/or other ordinary losses realized during the period January 1, 2018 through June 30, 2018, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

(4)	Capital losses realized during the period November 1, 2017 through June 30, 2018 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At June 30, 2018, capital loss carryforward amounts were:

	Short-Term	Long-Term
AllianzGI Global Natural Resources	$6,569,955	$3,204,252
AllianzGI NFJ International Value	256,597,746	196,183,613

For the year ended June 30, 2018, the Funds utilized the following amounts of capital loss carryforwards:

	Pre-enactment losses utilized	Post-enactment losses utilized
AllianzGI Emerging Markets Opportunities	$1,986,110	$—
AllianzGI Health Sciences	3,822,646	—
AllianzGI NFJ International Value	—	12,060,961
AllianzGI NFJ Large-Cap Value	87,173,139	—

For the year ended June 30, 2018, the Funds had capital loss carryforwards which expired and were written off as follows:

Expired
AllianzGI Emerging Markets Opportunities	$14,596,612
AllianzGI Global Natural Resources	4,508,168
AllianzGI NFJ Large-Cap Value	168,537,209
AllianzGI NFJ International Value	150,760,204

Annual Report	| June 30, 2018	157

Notes to Financial Statements (cont’d)

June 30, 2018

For the year ended June 30, 2018, permanent “book-tax” adjustments were:

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain(Loss)	Paid-in Capital	Appreciation/ Depreciation
AllianzGI Emerging Markets Opportunities (b)(e)(f)	$(551,806)	$15,148,418	$(14,596,612)	—
AllianzGI Focused Growth (a)(d)	294,720	(19)	(294,701)	—
AllianzGI Global Natural Resources (b)(e)(f)(k)	(2,609)	4,510,777	(4,508,168)	—
AllianzGI Global Small-Cap (a)(b)(c)(d)(f)(g)(k)	1,142,288	(1,086,066)	(53,267)	$(2,955)
AllianzGI Health Sciences (b)(f)	1,004,276	(1,004,276)	—	—
AllianzGI Income & Growth (g)(m)(o)(p)	13,616,264	(13,616,265)	1	—
AllianzGI Mid-Cap (d)(f)(g)(h)	2,026,272	(2,026,272)	—	—
AllianzGI NFJ Dividend Value (c)	1,493,792	(78,752)	(1,415,040)	—
AllianzGI NFJ International Value (b)(f)(e)	(330,597)	151,090,801	(150,760,204)	—
AllianzGI NFJ Large-Cap Value (c)(e)(j)	15,665	168,847,543	(168,863,208)	—
AllianzGI NFJ Mid-Cap Value (a)(c)(f)(g)(h)(l)	(5,733,446)	4,489,810	36,452	1,207,184
AllianzGI NFJ Small-Cap Value (f)(g)(h)	(18,394,639)	15,080,974	(163,518)	3,477,183
AllianzGI Small-Cap (b)(d)(g)(h)(l)	150,464	(213,241)	72,367	(9,590)
AllianzGI Technology (b)(d)(f)(g)(k)(n)	6,915,410	(6,915,410)	—	—

These permanent "book-tax" differences were primarily attributable to:

(a)	Reclassification of distributions.
(b)	Reclassification of gains from securities classified as Passive Foreign Investment Companies ("PFICs") for tax purposes.
(c)	Reclassification from sales of securities with return of capital.
(d)	Net operating losses.
(e)	Capital loss carryforward written-off.
(f)	Reclassification of gains and losses from foreign currency transactions.
(g)	Reclassifications related to investments in Real Estate Investment Trusts (REITs).
(h)	Reclassifications related to investments in partnerships.
(i)	Reclassification of non-deductible expenses.
(j)	Taxable overdistribution.
(k)	Reclassification on sale of securities no longer classified as Passive Foreign Investment Companies ("PFICs") for tax purposes.
(l)	Reclassification long term gain from Business Development Company (BDC).
(m)	Section 305 sales adjustment.
(n)	Reclassification of dividend expense.
(o)	Reclassification of contingent debt.
(p)	Reclassification of consent fee.

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At June 30, 2018, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments in securities and other financial instruments for federal income tax purposes were:

	Federal Tax Cost Basis (5)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation (Depreciation)
AllianzGI Emerging Markets Opportunities	$345,974,249	$28,904,315	$10,908,032	$17,996,283
AllianzGI Focused Growth	624,766,049	469,462,393	9,335,629	460,126,764
AllianzGI Global Natural Resources	18,772,480	2,234,918	162,479	2,072,439
AllianzGI Global Small-Cap	157,505,187	38,193,390	3,203,120	34,990,270
AllianzGI Health Sciences	131,706,228	26,493,379	5,674,568	20,818,811
AllianzGI Income & Growth	4,083,428,418	79,936,425	440,770,477	(360,834,052)
AllianzGI Mid-Cap	264,747,401	50,061,934	9,084,244	40,977,690
AllianzGI NFJ Dividend Value	1,731,731,766	312,748,002	35,384,823	277,363,179
AllianzGI NFJ International Value	266,628,941	25,802,243	8,677,318	17,124,925
AllianzGI NFJ Large-Cap Value	366,066,342	10,297,864	10,374,445	(76,581)
AllianzGI NFJ Mid-Cap Value	1,106,140,539	195,735,170	22,845,108	172,890,062
AllianzGI NFJ Small-Cap Value	1,859,752,335	536,048,470	107,686,687	428,361,783
AllianzGI Small-Cap	79,464,944	17,550,194	1,809,224	15,740,970
AllianzGI Technology	1,030,030,175	568,406,911	4,257,798	564,149,113

(5)

Differences, if any, between book and tax cost basis are primarily attributable to wash sale loss deferrals, PFIC mark-to-market, differing treatment of bond premium amortization, basis adjustments from convertible preferred stock, basis adjustments from investments in partnerships, and Section 305 adjustments.

158	June 30, 2018 |	Annual Report

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Annual Report	| June 30, 2018	159

Notes to Financial Statements (cont’d)

June 30, 2018

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Emerging Markets Opportunities				AllianzGI Focused Growth
	Year ended June 30, 2018		Year ended June 30, 2017		Year ended June 30, 2018		Year ended June 30, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	697,928	$20,810,440	1,359,848	$32,806,007	845,049	$45,026,886	1,723,880	$75,672,861
Class C	33,859	1,000,458	31,210	748,018	199,107	7,318,588	402,952	12,269,127
Class R	—	—	—	—	133,299	5,479,120	276,515	9,153,506
Class P	563,064	16,657,768	584,570	13,715,463	839,524	34,751,624	1,951,795	65,865,369
Institutional Class	5,829,537	183,882,754	923,461	22,715,217	897,756	43,898,753	2,155,403	85,089,560
Class R6	920,330	29,036,041	30,966	750,860	1,562,011	79,373,546	616,560	25,650,573
Administrative Class	—	—	—	—	17,863	852,078	58,173	2,150,963

Issued in reinvestment of dividends and distributions:
Class A	41,566	1,241,997	103,068	2,273,688	86,993	4,626,289	189,226	7,815,051
Class C	786	23,182	1,764	38,395	116,094	4,297,789	227,807	6,638,298
Class R	—	—	—	—	8,375	341,603	16,379	522,340
Class P	13,849	405,788	17,611	381,805	32,582	1,344,967	32,041	1,029,790
Institutional Class	60,550	1,817,696	35,340	784,898	63,927	3,135,604	115,839	4,406,502
Class R6	498	14,883	342	7,558	12,985	637,345	11,493	437,297
Administrative Class	—	—	—	—	1,540	71,074	6,910	247,854

Cost of shares redeemed:
Class A	(2,748,849)	(80,949,799)	(2,017,120)	(48,050,216)	(1,530,183)	(81,276,063)	(2,672,316)	(115,477,647)
Class C	(89,122)	(2,659,097)	(226,199)	(5,452,427)	(1,026,181)	(38,161,076)	(1,898,183)	(59,455,971)
Class R	—	—	—	—	(169,477)	(6,978,684)	(282,712)	(9,518,099)
Class P	(335,061)	(10,020,087)	(688,756)	(16,570,537)	(614,723)	(25,121,226)	(862,224)	(29,124,991)
Institutional Class	(1,722,594)	(53,937,449)	(1,097,576)	(26,888,800)	(2,122,703)	(105,917,209)	(1,890,718)	(76,411,345)
Class R6	(97,151)	(3,006,277)	(6,294)	(146,961)	(250,018)	(12,412,457)	(91,098)	(3,651,732)
Administrative Class	—	—	—	—	(43,814)	(2,068,060)	(181,872)	(7,130,338)
Net increase (decrease) resulting from Fund share transactions	3,169,190	$104,318,298	(947,765)	$(22,887,032)	(939,994)	$(40,779,509)	(94,150)	$(3,821,032)

*	Actual amount rounds to less than one share.

160	June 30, 2018 |	Annual Report

AllianzGI Global Natural Resources				AllianzGI Global Small-Cap				AllianzGI Health Sciences
Year ended June 30, 2018		Year ended June 30, 2017		Year ended June 30, 2018		Year ended June 30, 2017		Year ended June 30, 2018		Year ended June 30, 2017
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

105,939	$1,575,623	326,765	$5,021,950	83,184	$4,244,889	85,524	$3,823,006	86,357	$2,801,477	335,142	$9,450,290
9,008	125,928	26,535	397,801	33,805	1,531,603	41,777	1,641,811	10,459	271,090	53,897	1,216,538
—	—	—	—	—	—	—	—	—	—	—	—
110,809	1,737,713	80,637	1,261,419	72,253	3,943,050	220,727	10,361,413	—	—	—	—
226,220	3,493,152	410,899	6,560,916	162,556	8,908,540	232,582	10,633,467	34,004	1,128,578	81,326	2,418,831
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

1,014	15,872	5,261	85,168	90,251	4,491,798	—	—	—	—	—	—
— *	2	68	1,042	40,033	1,756,267	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	1,041	17,075	17,947	947,048	—	—	—	—	—	—
2,086	33,503	5,815	96,353	145,643	7,743,818	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

(425,769)	(6,543,832)	(489,665)	(7,626,901)	(252,928)	(12,931,724)	(564,746)	(24,666,544)	(614,264)	(19,853,094)	(1,604,550)	(46,260,523)
(91,805)	(1,284,764)	(107,613)	(1,595,853)	(101,780)	(4,592,282)	(201,426)	(7,950,841)	(108,952)	(2,809,024)	(244,807)	(5,652,860)
—	—	—	—	—	—	—	—	—	—	—	—
(101,951)	(1,533,966)	(480,638)	(7,397,250)	(216,159)	(11,519,088)	(242,669)	(11,283,080)	—	—	—	—
(434,005)	(6,699,510)	(882,891)	(14,272,335)	(779,135)	(41,888,099)	(771,790)	(35,783,154)	(65,031)	(2,129,884)	(36,349)	(1,073,039)
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

(598,454)	$(9,080,279)	(1,103,786)	$(17,450,615)	(704,330)	$(37,364,180)	(1,200,021)	$(53,223,922)	(657,427)	$(20,590,857)	(1,415,341)	$(39,900,763)

Annual Report	| June 30, 2018	161

Notes to Financial Statements (cont’d)

June 30, 2018

	AllianzGI Income & Growth				AllianzGI Mid-Cap
	Year ended June 30, 2018		Year ended June 30, 2017		Year ended June 30, 2018		Year ended June 30, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	33,772,645	$386,348,881	32,601,873	$364,032,414	2,593,888	$10,045,894	8,300,695	$30,967,903
Class C	20,620,016	218,600,150	16,540,753	172,370,954	424,664	1,380,308	1,315,911	3,896,255
Class R	171,240	1,953,034	48,658	543,484	297,665	1,127,022	258,256	927,920
Class P	32,638,485	382,338,888	34,886,082	399,117,875	1,473,845	6,481,066	1,653,976	6,744,207
Institutional Class	17,530,636	207,098,156	20,155,048	233,501,635	1,646,838	7,270,598	1,293,302	5,218,824
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	212,388	915,290	19,592	73,722

Issued in reinvestment of dividends and distributions:
Class A	7,604,961	86,778,417	7,319,290	81,403,847	2,104,396	7,912,529	1,679,569	5,693,738
Class C	7,548,126	79,690,897	8,356,706	86,698,716	5,010,740	15,733,723	4,036,994	11,707,282
Class R	19,912	227,297	17,637	196,094	62,655	232,450	42,924	143,794
Class P	4,117,228	48,042,746	3,542,930	40,239,864	135,406	576,829	59,009	223,644
Institutional Class	2,734,032	32,176,468	1,898,838	21,763,973	541,021	2,320,981	401,202	1,528,579
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	30,491	121,353	9,915	35,296

Cost of shares redeemed:
Class A	(28,283,166)	(323,787,507)	(36,250,960)	(405,087,734)	(4,835,052)	(18,793,034)	(5,146,996)	(18,553,742)
Class C	(25,916,477)	(274,222,576)	(35,135,631)	(364,896,381)	(5,840,802)	(19,118,611)	(15,459,005)	(48,597,500)
Class R	(71,876)	(823,566)	(117,232)	(1,313,826)	(612,039)	(2,324,109)	(317,966)	(1,115,179)
Class P	(19,558,217)	(228,922,268)	(29,220,545)	(334,219,785)	(1,123,777)	(4,948,975)	(192,857)	(772,866)
Institutional Class	(10,605,368)	(124,696,671)	(8,854,833)	(102,071,432)	(1,361,639)	(5,972,622)	(3,023,933)	(12,052,333)
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	(38,280)	(155,304)	(20,430)	(76,235)
Net increase (decrease) resulting from Fund share transactions	42,322,177	$490,802,346	15,788,614	$192,279,698	722,408	$2,805,388	(5,089,842)	$(14,006,691)

162	June 30, 2018 |	Annual Report

AllianzGI NFJ Dividend Value				AllianzGI NFJ International Value				AllianzGI NFJ Large-Cap Value
Year ended June 30, 2018		Year ended June 30, 2017		Year ended June 30, 2018		Year ended June 30, 2017		Year ended June 30, 2018		Year ended June 30, 2017
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

2,887,835	$46,170,379	5,795,267	$97,356,292	672,137	$13,052,413	1,597,251	$27,164,170	268,456	$7,057,856	542,952	$12,745,229
577,836	9,243,294	698,576	11,736,765	75,609	1,451,967	143,412	2,405,278	48,157	1,289,667	97,693	2,215,058
448,571	7,236,995	661,986	11,025,165	97,061	1,891,755	126,820	2,140,259	35,122	928,774	33,347	748,428
6,160,359	98,362,137	7,542,898	126,416,044	1,287,288	24,898,377	4,297,177	73,086,189	261,209	6,970,343	299,077	6,877,311
4,691,958	77,966,645	10,008,503	166,375,901	595,344	11,716,809	1,665,487	28,274,166	798,491	20,880,744	849,322	18,413,070
1,166,043	19,609,108	2,567,650	42,656,575	120,088	2,389,745	599,549	10,171,429	—	—	—	—
1,182,779	20,386,645	5,359,236	90,591,860	41,662	816,977	78,365	1,328,256	8,554	225,849	47,725	1,112,670

7,104,995	108,288,914	1,980,437	33,505,626	86,907	1,641,914	244,596	4,195,186	82,594	2,130,259	93,627	2,132,383
3,417,871	52,594,833	737,626	12,582,408	23,940	442,642	62,685	1,062,337	20,592	531,053	15,780	363,071
1,557,309	23,651,696	467,307	7,884,111	6,959	131,632	17,299	297,589	3,227	83,705	3,738	85,952
6,885,804	105,788,156	1,749,803	29,774,915	84,932	1,613,308	186,016	3,225,805	11,565	301,863	11,543	266,616
7,232,947	111,189,140	5,798,797	98,515,800	64,628	1,230,045	248,818	4,283,102	89,013	2,293,260	118,595	2,678,724
1,335,037	20,468,353	446,406	7,577,582	2,394	45,698	72,876	1,250,802	—	—	—	—
1,499,167	23,408,044	1,263,933	21,639,645	5,021	95,035	10,830	186,218	872	22,813	1,006	23,169

(12,322,123)	(203,194,915)	(24,692,406)	(405,530,503)	(3,025,449)	(58,604,394)	(10,634,057)	(179,302,853)	(1,016,387)	(26,608,387)	(1,808,823)	(40,142,557)
(4,259,604)	(70,024,894)	(7,552,597)	(127,261,685)	(1,166,265)	(22,270,887)	(2,356,431)	(39,220,864)	(569,979)	(15,070,758)	(1,148,524)	(26,350,179)
(3,201,945)	(53,568,123)	(3,524,766)	(58,667,570)	(231,634)	(4,471,696)	(372,681)	(6,369,939)	(126,484)	(3,452,445)	(103,147)	(2,386,243)
(12,968,268)	(210,551,432)	(39,139,123)	(656,924,717)	(4,712,928)	(92,817,017)	(17,718,091)	(295,563,131)	(246,102)	(6,540,742)	(260,768)	(5,859,844)
(24,742,226)	(425,352,619)	(114,637,229)	(1,940,664,400)	(1,732,226)	(34,002,855)	(16,702,856)	(282,046,337)	(705,510)	(18,159,402)	(3,684,773)	(82,325,541)
(2,296,447)	(39,348,087)	(5,633,225)	(95,116,426)	(1,588,350)	(30,157,473)	(2,511,013)	(42,954,142)	—	—	—	—
(16,944,762)	(314,378,786)	(11,141,755)	(187,967,703)	(59,964)	(1,172,975)	(700,673)	(11,905,864)	(11,127)	(307,226)	(62,370)	(1,458,101)

(30,586,864)	$(592,054,517)	(161,242,676)	$(2,714,494,315)	(9,352,846)	$(182,078,980)	(41,644,621)	$(698,292,344)	(1,047,737)	$(27,422,774)	(4,954,000)	$(110,860,784)

Annual Report	| June 30, 2018	163

Notes to Financial Statements (cont’d)

June 30, 2018

	AllianzGI NFJ Mid-Cap Value				AllianzGI NFJ Small-Cap Value
	Year ended June 30, 2018		Year ended June 30, 2017		Year ended June 30, 2018		Year ended June 30, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,474,465	$173,724,735	2,929,648	$89,112,902	8,002,039	$170,545,062	5,870,482	$138,164,344
Class C	1,212,825	31,570,305	172,405	4,029,533	153,952	3,165,825	122,755	2,648,474
Class R	514,498	14,005,436	83,670	2,005,344	185,326	4,554,851	374,799	9,266,833
Class P	7,595,411	195,683,218	1,429,932	34,181,871	959,748	24,310,328	1,439,962	37,334,359
Institutional Class	10,697,534	358,873,216	706,598	22,140,970	4,334,370	110,523,206	9,236,039	238,621,205
Class R6	72,675 #	2,393,103 #	—	—	5,901,430	150,915,358	9,761,937	251,967,592
Administrative Class	503,048	16,428,121	59,934	1,714,718	1,142,638	26,108,406	3,781,945	87,611,583

Issued in reinvestment of dividends and distributions:
Class A	1,354,254	42,523,329	163,495	4,460,543	4,827,870	105,247,566	1,395,333	33,424,672
Class C	681,614	17,599,274	60,204	1,376,953	1,101,049	21,415,391	223,692	4,879,131
Class R	30,983	835,615	1,999	47,650	306,683	7,121,185	81,033	2,042,503
Class P	416,454	10,577,921	13,550	305,865	348,613	8,453,860	65,053	1,705,328
Institutional Class	348,217	11,672,240	23,912	692,798	6,448,975	157,290,488	2,062,474	54,342,597
Class R6	581 #	19,437 #	—	—	2,686,009	65,270,025	580,542	15,252,734
Administrative Class	29,432	952,725	1,817	51,039	2,273,516	49,403,503	777,588	18,585,786

Issued in reorganization:

Cost of shares redeemed:
Class A	(4,891,003)	(152,623,468)	(2,689,666)	(74,402,560)	(12,111,632)	(280,714,536)	(24,728,726)	(575,783,473)
Class C	(937,401)	(24,452,518)	(2,274,945)	(54,725,859)	(1,865,524)	(38,724,388)	(3,447,241)	(73,533,805)
Class R	(142,851)	(3,871,309)	(209,420)	(4,922,149)	(880,383)	(21,666,359)	(1,395,219)	(34,012,971)
Class P	(1,800,360)	(46,108,843)	(290,064)	(6,740,021)	(1,324,234)	(33,475,597)	(1,357,196)	(34,611,893)
Institutional Class	(2,311,349)	(77,076,555)	(1,293,569)	(37,349,954)	(24,043,187)	(617,520,460)	(44,861,230)	(1,133,190,840)
Class R6	(5,809)#	(187,935)#	—	—	(11,619,999)	(290,169,735)	(9,281,544)	(237,967,266)
Administrative Class	(79,644)	(2,578,415)	(54,657)	(1,512,400)	(8,895,129)	(205,325,747)	(13,330,250)	(310,190,615)
Net increase (decrease) resulting from Fund share transactions	18,763,574	$569,959,632	(1,165,157)	$(19,532,757)	(22,067,870)	$(583,271,768)	(62,627,772)	$(1,503,443,722)

#	For the period December 18, 2017 (commencement of share class) through June 30, 2018. “Shares sold” includes shares sold to AFI.

164	June 30, 2018 |	Annual Report

AllianzGI Small-Cap				AllianzGI Technology
Year ended June 30, 2018		Year ended June 30, 2017		Year ended June 30, 2018		Year ended June 30, 2017
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

273,818	$5,934,103	317,890	$6,322,342	1,478,124	$101,162,454	1,273,337	$70,821,503
78,065	1,577,299	27,881	499,252	193,418	10,375,838	110,182	4,897,251
—	—	—	—	—	—	—	—
207,122	4,396,841	105,486	2,030,677	515,793	39,908,557	369,205	22,151,404
251,379	5,346,531	44,052	862,431	3,418,373	262,754,728	3,220,143	196,118,546
—	—	—	—	—	—	—	—
—	—	—	—	79,796	5,835,992	224,403	12,530,809

222,628	4,506,000	1,105	21,226	1,130,136	70,158,803	400,248	19,996,402
217,696	4,282,069	554	10,366	474,556	22,849,887	153,862	6,272,953
—	—	—	—	—	—	—	—
19,088	389,394	108	2,082	128,482	8,794,567	33,725	1,826,886
25,372	520,890	162	3,149	1,604,511	111,641,922	478,155	26,245,941
—	—	—	—	—	—	—	—
—	—	—	—	39,515	2,594,161	63,711	3,335,296

(346,997)	(7,387,795)	(346,512)	(6,521,593)	(2,636,487)	(181,082,964)	(2,931,615)	(156,728,305)
(253,016)	(5,202,287)	(615,876)	(11,696,958)	(457,029)	(24,550,804)	(795,177)	(36,208,143)
—	—	—	—	—	—	—	—
(76,666)	(1,643,999)	(133,080)	(2,542,922)	(271,258)	(20,102,726)	(370,430)	(21,107,541)
(54,207)	(1,140,319)	(60,248)	(1,181,254)	(6,195,191)	(450,675,239)	(2,597,618)	(152,233,924)
—	—	—	—	—	—	—	—
—	—	—	—	(44,893)	(3,224,000)	(1,305,825)	(75,119,465)

564,282	$11,578,727	(658,478)	$(12,191,202)	(542,154)	$(43,558,824)	(1,673,694)	$(77,200,387)

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Notes to Financial Statements (cont’d)

June 30, 2018

8.	SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Adviser or affiliates of the Investment Adviser, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Fund.

At June 30, 2018, the significant account-holders, owners of 5% or greater of each respective Fund’s outstanding shares were as follows:

	Unaffiliated
	Number of Account Holders	Approximate Ownership
AllianzGI Emerging Markets Opportunities	4	79%
AllianzGI Focused Growth	5	51%
AllianzGI Global Natural Resources	5	66%
AllianzGI Global Small-Cap	6	72%
AllianzGI Health Sciences	3	57%
AllianzGI Income & Growth	9	85%
AllianzGI Mid-Cap	6	58%
AllianzGI NFJ Dividend Value	7	62%
AllianzGI NFJ International Value	5	59%
AllianzGI NFJ Large-Cap Value	8	62%
AllianzGI NFJ Mid-Cap Value	7	59%
AllianzGI NFJ Small-Cap Value	5	57%
AllianzGI Small-Cap	5	55%
AllianzGI Technology	3	40%

9.	AFFILIATED TRANSACTIONS

An affiliate includes any company in which a Fund held 5% or more of a company’s outstanding voting securities at any point during the reporting period. The table below represents transactions in and earnings from these affiliated issuers during the year ended June 30, 2018:

AllianzGI NFJ Small-Cap Value:
	Market Value 6/30/2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 6/30/2018	Dividend Income	Shares as of 6/30/2018	Net Realized Gain (Loss)
CNX Midstream Partners LP.†	$33,867,838	—	$(5,663,745)	$45,598	$28,566,725	$2,038,840	1,473,271	$317,034
Insteel Industries, Inc.†	36,573,291	—	(28,462,438)	(2,090,762)	—	26,694	—	(6,020,091)
Totals	$70,441,129	—	$(34,126,183)	$(2,045,164)	$28,566,725	$2,065,534	1,473,271	$(5,703,057)

†	Not affiliated at Fund level at June 30, 2018.

10.	FUND EVENTS

(a) Investment Manager and Sub-Adviser Merger

On July 1, 2017, NFJ merged with and into AllianzGI U.S. As of July 1, 2017, AllianzGI U.S. assumed all services and responsibilities that had been provided by NFJ and AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value, AllianzGI NFJ Large-Cap Value, AllianzGI NFJ Mid-Cap Value and AllianzGI NFJ Small-Cap Value ceased to have a sub-adviser. The merger did not result in any change to the manner in which investment advisory services are provided to the Funds the personnel responsible for providing investment advisory services to the Funds or the personnel ultimately responsible for overseeing the provision of such services, as described in greater detail in Note 1.

(b) New Share Class

Effective December 18, 2017, AllianzGI NFJ Mid-Cap Value began offering Class R6 shares.

(c) Name Change

Effective April 6, 2018, AllianzGI Small-Cap Blend changed its name to AllianzGI Small-Cap.

(d) Transfer Agency Services Provider

On December 28, 2017, AllianzGI U.S. as Administrator, on behalf of the Trust, entered into a Novation Framework Agreement with State Street Bank and Trust Company (“SSB”) and DST Asset Manager Solutions, Inc. (“DST”) (formerly known as Boston Financial Data Services, Inc.) whereby SSB replaced DST as the named provider of transfer agency services to the Funds. SSB then delegated its duties and obligations as transfer agent to DST. This transition was undertaken solely to promote efficiency and administrative simplicity, allowing SSB and DST to consolidate certain contracts and streamline their relationship, and had no effect on the services provided to the Trust.

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11.	PAYMENTS FROM AFFILIATES

During the year ended June 30, 2017, AllianzGI U.S. reimbursed AllianzGI Global Small-Cap and AllianzGI Small-Cap $1,440 and $1,173, respectively, for realized losses resulting from trading errors.

During the year ended June 30, 2018, AllianzGI U.S. reimbursed AllianzGI Global Small-Cap $78,097 for realized losses resulting from a trading error.

12.	BORROWINGS

The Trust entered into a credit agreement (the “State Street Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust, Allianz Funds Multi-Strategy Trust and Premier Multi-Series VIT, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and State Street Bank and Trust Company, as agent and lender, for a committed line of credit. The State Street Agreement was amended on October 26, 2017 and has a term through October 25, 2018 and permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund must pay interest on any amounts borrowed under the facility at a rate per annum equal to 1.25% plus the higher of the then-current federal funds overnight rate or the one-month LIBOR rate, subject to upward adjustment when any past due payments are outstanding. The AllianzGI Borrowers will also pay a usage fee at an annualized rate of 0.25% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility.

The Funds did not utilize the line of credit during the year ended June 30, 2018.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds are authorized to enter into a master interfund lending agreement (the “Interfund Program”) with each other and certain funds advised by the Investment Adviser. The Order permits certain Funds to lend money directly to and borrow money directly from other Funds for temporary purposes through the Interfund Program. During the year ended June 30, 2018, the Funds did not participate as a borrower or lender in the Interfund Program.

13.	RELATED PARTY TRANSACTIONS

The Investment Adviser is a related party. Fees payable to this party are disclosed in Note 4 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

During the year ended June 30, 2018, AllianzGI Income & Growth engaged in purchases of securities pursuant to Rule 17a-7 of the 1940 Act in the amount of $1,629,647.

14.	SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On July 19, 2018, AllianzGI Income & Growth declared per-share net investment income dividends and short-term capital gain distributions to shareholders, payable July 19, 2018 to shareholders of record on July 18, 2018 as follows:

Share Class	Dividend Rate	Short-Term Capital Gains
Class A	$0.01757	$0.05993
Class C	$0.01136	$0.05993
Class R	$0.01534	$0.05993
Class P	$0.01993	$0.05993
Institutional Class	$0.02090	$0.05993

On August 16, 2018, AllianzGI Income & Growth declared per-share net investment income dividends and short-term capital gain distributions to shareholders, payable August 16, 2018 to shareholders of record on August 15, 2018 as follows:

Share Class	Dividend Rate	Short-Term Capital Gains
Class A	$0.05687	$0.02063
Class C	$0.05061	$0.02063
Class R	$0.05435	$0.02063
Class P	$0.05924	$0.02063
Institutional Class	$0.06022	$0.02063

There were no other subsequent events identified that require recognition or disclosure.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Allianz Funds and Shareholders of AllianzGI Emerging Markets Opportunities Fund, AllianzGI Focused Growth Fund, AllianzGI Global Natural Resources Fund, AllianzGI Global Small-Cap Fund, AllianzGI Health Sciences Fund, AllianzGI Income & Growth Fund, AllianzGI Mid-Cap Fund, AllianzGI NFJ Dividend Value Fund, AllianzGI NFJ International Value Fund, AllianzGI NFJ Large-Cap Value Fund, AllianzGI NFJ Mid-Cap Value Fund, AllianzGI NFJ Small-Cap Value Fund, AllianzGI Small-Cap Fund and AllianzGI Technology Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AllianzGI Emerging Markets Opportunities Fund, AllianzGI Focused Growth Fund, AllianzGI Global Natural Resources Fund, AllianzGI Global Small-Cap Fund, AllianzGI Health Sciences Fund, AllianzGI Income & Growth Fund, AllianzGI Mid-Cap Fund, AllianzGI NFJ Dividend Value Fund, AllianzGI NFJ International Value Fund, AllianzGI NFJ Large-Cap Value Fund, AllianzGI NFJ Mid-Cap Value Fund, AllianzGI NFJ Small-Cap Value Fund, AllianzGI Small-Cap Fund and AllianzGI Technology Fund (constituting Allianz Funds, hereafter collectively referred to as the “Funds”) as of June 30, 2018, the related statements of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 22, 2018

We have served as the auditor of one or more investment companies in the Allianz Global Investors U.S. group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

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Changes to the Board of Trustees and Fund Officers

Changes to the Board of Trustees & Fund Officers:

Effective December 12, 2017, Barbara R. Claussen resigned as a Trustee of the Funds and Erick R. Holt became a Trustee of the Funds. Mr. Holt is an “interested person” of the Funds, as defined in Section 2(a) (19) of the 1940 Act, due to his positions with the Investment Manager and its affiliates.

Effective December 12, 2017, Craig A. Ruckman was appointed Assistant Secretary to the Funds.

Effective April 13, 2018, Lawrence G. Altadonna resigned as the Treasurer, Principal Financial and Accounting officer of the Funds.

Effective April 13, 2018, Scott Whisten was appointed Treasurer, Principal Financial and Accounting officer of the Funds.

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Federal Income Tax Information

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each fund.

During the year ended June 30, 2018, the following Funds distributed long-term capital gains in the amounts indicated (or the maximum amount allowable):

	15% Long-Term Capital Gain	25% Long-Term Capital Gain
AllianzGI Focused Growth	$15,598,567	—
AllianzGI Global Small-Cap	11,864,121	—
AllianzGI Mid-Cap	21,002,144	—
AllianzGI NFJ Dividend Value	481,271,285	—
AllianzGI NFJ Mid-Cap Value	58,203,575	$85,617
AllianzGI NFJ Small-Cap Value	393,814,909	—
AllianzGI Small-Cap	7,945,539	—
AllianzGI Technology	162,326,956	—

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2018, are designated as “qualified dividend income”:

AllianzGI Emerging Markets Opportunities	100%
AllianzGI Focused Growth	100%
AllianzGI Global Natural Resources	100%
AllianzGI Global Small-Cap	31%
AllianzGI Health Sciences	0%
AllianzGI Income & Growth	9%
AllianzGI Mid-Cap	21%
AllianzGI NFJ Dividend Value	100%
AllianzGI NFJ International Value	100%
AllianzGI NFJ Large-Cap Value	100%
AllianzGI NFJ Mid-Cap Value	48%
AllianzGI NFJ Small-Cap Value	86%
AllianzGI Small-Cap	12%
AllianzGI Technology	19%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended June 30, 2018, that qualify for the corporate dividend received deduction is set forth below:

AllianzGI Emerging Markets Opportunities	1%
AllianzGI Focused Growth	100%
AllianzGI Global Natural Resources	100%
AllianzGI Global Small-Cap	13%
AllianzGI Health Sciences	0%
AllianzGI Income & Growth	9%
AllianzGI Mid-Cap	21%
AllianzGI NFJ Dividend Value	100%
AllianzGI NFJ International Value	0%
AllianzGI NFJ Large-Cap Value	100%
AllianzGI NFJ Mid-Cap Value	46%
AllianzGI NFJ Small-Cap Value	80%
AllianzGI Small-Cap	12%
AllianzGI Technology	16%

Foreign Tax Credit.  The following Funds had elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2018 are as follows:

	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
AllianzGI Emerging Markets Opportunities	$9,784,684	$0.890703	$1,097,425	$0.099899
AllianzGI NFJ International Value	12,448,140	0.640482	1,156,043	0.059481

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2018. In January 2019, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2018. The amount that will be reported will be the amount to use on the shareholder’s 2018 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended June 30, 2018. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

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Privacy Policy

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

∎

Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time

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Privacy Policy (cont’d)

you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access — Disclaimer which is incorporated herein by reference and is available on our website.

∎

Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included on our services provided via our website and typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

∎	Use of Social Media Plugins: Our website uses the following Social Media Plugins (“Plugins”):

∎	Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA

∎	Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA

∎	LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn (“Operators”). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators’ data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

∎	Facebook: https://de-de.facebook.com/about/privacy/

∎	Twitter: https://twitter.com/privacy

∎	Linked In: https://www.linkedin.com/legal/privacy-policy

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually, if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

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Allianz Funds—Board of Trustees

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated below. Unless otherwise indicated, the correspondence address of all persons below is: 1633 Broadway, New York, New York 10019. The Funds’ Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, C and R) or 1-800-498-5413 ( Class P, Class R6, Institutional and Administrative classes).

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Erick R. Holt† 1952	12/2017 to present	Board Member, Global Chief Risk Officer, General Counsel and Chief Compliance Officer (2006-December 2017) of Allianz Asset Management GmbH.	64	None.

A. Douglas Eu† 1961	4/2016 to present	Chief Executive Officer, Managing Director and Chairman of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2016); Member of the Global Executive Committee of Allianz Global Investors GmbH (since 2006). Formerly, Chief Executive Officer of Allianz Global Investors Asia Pacific GmbH (2006-2015).	64	Formerly, Director, Securities and Futures Commission Advisory Committee Hong Kong (2007-2013).

Independent Trustees

Davey S. Scoon 1946 Chairman of the Board of Trustees	1/2006 to present	Adjunct Professor, University of Wisconsin-Madison (since 2011).	64	Director, Albireo Pharma, Inc. (since 2016); and Director, AMAG Pharmaceuticals, Inc. (since 2006). Formerly, Director, Biodel Inc. (2013-2016); Director, Orthofix International N.V. (2011-2015); and Chairman, Tufts Health Plan (1997-2014).

Deborah A DeCotis 1952	6/2014 to present	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014).	90*	None.

F. Ford Drummond 1962	1/2006 to present	Owner/Operator, Drummond Ranch; and Director, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration).	64	Director, Bancfirst Corporation

Bradford K. Gallagher 1959	12/2014 to present	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012).	90*	None.

James A. Jacobson 1945	12/2014 to present	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014).	90*	Formerly, Trustee Alpine Mutual Funds Complex (consisting of 18 funds) (2009-2016).

Hans W. Kertess 1939	12/2014 to present	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	90*	None.

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Allianz Funds—Board of Trustees (cont’d)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

James S. MacLeod 1947	1/2006 to present	Executive Chairman of the Board, CoastalSouth Bancshares, Inc.; Chairman, CoastalStates Bank; Vice Chairman of the Board and Member of Executive Committee, University of Tampa; Trustee, MUSC Foundation and Director, Mortgage Bankers Association of America. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation; and Chief Executive Officer, Homeowners Mortgage.	64	Non-Executive Chairman & Director, Sykes Enterprises, Inc.

William B. Ogden, IV 1945	12/2014 to present	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	90*	None.

Alan Rappaport 1953	12/2014 to present	Advisory Director (formerly, Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005-2015); Trustee and Member of Board of Overseers, NYU Langone Medical Center (2007-2015).	64	None.

*	Inclusive of 26 funds managed by Pacific Investment Management Company, LLC (“PIMCO”).
†	Each of Mr. Holt and Mr. Eu is an “Interested Person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to her or his affiliation with the Manager and its affiliates.

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Allianz Funds—Officers

Name, Year of Birth, Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years

Thomas J. Fuccillo 1968 President and Chief Executive Officer	4/2016 to present	Managing Director, Chief Regulatory Counsel and Head of Retail and Funds Legal of Allianz Global Investors U.S. Holdings LLC; Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC; Secretary and Chief Legal Officer of The Korea Fund, Inc. President and Chief Executive Officer of 64 funds in the Fund Complex. Formerly, Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex (2004-2016).

Scott Whisten 1971 Treasurer, Principal Financial and Accounting Officer	4/2018 to present	Director of Allianz Global Investors U.S. LLC; and Treasurer, Principal Financial and Accounting Officer of 64 funds in the Fund Complex. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2007-2018).

Angela Borreggine 1964 Secretary and Chief Legal Officer	4/2016 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Secretary and Chief Legal Officer of 64 funds in the Fund Complex. Formerly, Assistant Secretary of numerous funds in the Fund Complex (2015-2016).

Thomas L. Harter, CFA 1975 Chief Compliance Officer	4/2013 to present	Director of Allianz Global Investors U.S. Holdings LLC; Chief Compliance Officer of Allianz Global Investors U.S. LLC; Chief Compliance Officer of 64 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Richard J. Cochran 1961 Assistant Treasurer	5/2008 to present	Vice President of Allianz Global Investors U.S. LLC; Assistant Treasurer of 64 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili 1974 Assistant Treasurer	1/2011 to present	Director of Allianz Global Investors U.S. LLC; Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc.; and Assistant Treasurer of 64 funds in the Fund Complex. Formerly, Assistant Treasurer of The Korea Fund, Inc. (2016-2018).

Debra Rubano 1975 Assistant Secretary	12/2015 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 64 funds in the Fund Complex.

Craig A. Ruckman Assistant Secretary	12/2017 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 64 funds in the Fund Complex. Formerly, Associate of K&L Gates LLP (2012-2016).

Paul Koo 1964 Assistant Secretary	4/2013 to present	Director, Deputy Head of US Compliance, Chief Compliance Officer of Allianz Global Investors U.S. LLC; and Assistant Secretary of 57 funds in the Fund Complex. Formerly, Chief Compliance Officer of NFJ Investment Group LLC;.

*	The officers of the Trust are elected annually by the Board of Trustees.

Annual Report	| June 30, 2018	175

Allianz Funds

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Deborah A. DeCotis

F. Ford Drummond

A. Douglas Eu

Bradford K. Gallagher

Erick R. Holt

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Officers

Thomas J. Fuccillo

President and Chief Executive Officer

Scott Whisten

Treasurer, Principal Financial & Accounting Officer

Angela Borreggine

Chief Legal Officer & Secretary

Thomas L. Harter

Chief Compliance Officer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Debra Rubano

Assistant Secretary

Craig A. Ruckman

Assistant Secretary

Paul Koo(1)

Assistant Secretary

Investment Adviser

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agent

State Street Bank & Trust Company, which has delegated its obligations as transfer agent to: DST Asset Management Solutions, Inc.

(Class A, Class C and Class R shares)

P.O. Box 219723

Kansas City, MO 64121-9723

(Class P, Institutional Class, Class R6 and Administrative Class shares)

330 West 9th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 988-8380 for Class A, C and R shares or (800) 498-5413 for Class P, Institutional, R6 and Administrative shares. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time. Or visit our website, us.allianzgi.com.

(1)	Paul Koo is Assistant Secretary of the Trust with a limited authority to open, maintain and close certain custodial and trading accounts for all series of the Trust.

About Allianz Global Investors

Allianz Global Investors is a leading active asset manager with over 700 investment professionals* in 25 offices worldwide and managing more than $630 billion in assets for individuals, families and institutions.

Active is the most important word in our vocabulary. Active is how we create and share value with clients. We believe in solving, not selling, and in adding value beyond pure economic gain. We invest for the long term, employing our innovative investment expertise and global resources. Our goal is to ensure a superior experience for our clients, wherever they are based and whatever their investment needs.

Active is: Allianz Global Investors

Data as of March 31, 2018 (*as of December 31, 2017).

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Funds’ prospectus, which may be obtained by contacting your financial advisor, by visiting us.allianzgi.com or by calling 1-800-988-8380 (retail classes: A, C and R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes). Please read the prospectus carefully before you invest or send money.

Allianz Global Investors U.S. LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2015. For information about any product, contact your financial advisor.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

AZ1005AR_063018

531306

ITEM 2.	CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-926-4456. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees has determined that James A. Jacobson and Davey S. Scoon, both of whom serve on the Trust’s Audit Oversight Committee, qualify as “audit committee financial experts” and are “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $570,360 in 2017 and $631,552 in 2018.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2017 and $0 in 2018.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $226,587 in 2017 and $208,185 in 2018. These services include review or preparation of U.S. federal, state, local, certain foreign tax returns, excise tax returns and the calculation of excise tax distributions.

d)

All Other Fees. The aggregate fees billed in the Reporting Periods for professional services, if any, billed for other products and services rendered by the principal account to the Trust were $0 in 2017 and $0 in 2018.

e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Oversight Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

ALLIANZ FUNDS (The “Trust”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Trust’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Trust’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services to the Trust as well as to the Trust’s investment adviser(1) or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust (“Applicable Service Providers”), if the engagement relates directly to operations and financial reporting of the Trust. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided, the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE TRUST

On an annual basis, the Committee of the Trust will review and if the Committee so determines, pre-approve the scope of the audits of the Trust and proposed audit fees, and permitted non-audit (including audit under related) services that are proposed to be performed by the Trust’s independent accountants for the Trust and its Applicable Service Providers (to the extent the services to be provided to the Applicable Service Providers relate directly to the operations and financial reporting of the Trust). The Committee may also pre-approve services at any other in-person or telephonic Committee meeting. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year by the independent accountants for the Trust and its Applicable Service Providers pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Trust with also require the separate written pre-approval of the President, Treasurer or Assistant Treasurer of the Trust, who may only grant such approval if he or she believes that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Trust financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

(1) For purposes of this requirement, the term “adviser” does not include sub-advisers that are not affiliated with a Trust’s investment adviser, are overseen by that investment adviser, and whose role is primarily portfolio management.

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $500,000. Any pre-approval by a Committee Member shall be reported to the full Committee at its next regularly scheduled meeting.

OTHER SERVICES

Services that are proposed to be provided to the Trust which are not audit, audit-related or tax services may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed the limit assigned within the Policy. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

PROHIBITED SERVICES

The Trust’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Trust

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

Rule 2-01(c)(7) of Regulation S-X provides that an accountant is not independent of the Trust unless the Trust’s Committee approves any permitted non-audit services to be provided to the Trust’s Applicable Service Providers, provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust.

Services to be provided to Applicable Service Providers that are required to be pre-approved, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at a regular or special meeting or by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. If a service is approved by a Committee member, the full Committee is notified of such pre-approval at its next regularly scheduled meeting.

Although the Committee will not be required to pre-approve all services provided to Applicable Service Providers and their affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to Applicable Service Providers and their affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to the Trust or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate fees and costs of all non-audit services that, but for the limited exception provided by this section, would require pre-approval by the Committee constitutes no more than five percent of the total fees and costs paid by the Trust and Applicable Service Providers to the independent accountant during the fiscal year during which such non-audit services are provided;

(2)	At the time of the engagement for such services, the Trust did not recognize that the services were “non-audit services” that required preapproval; and

(3)

Each such service is brought promptly to the attention of the Committee and approved prior to the completion of the audit by the Committee, Committee Chair or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable.

g)

Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2017 Reporting Period was $4,089,456 and the 2018 Reporting Period was $3,462,050.

h)

Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Disclosure not required for open-end management investment companies.

ITEM 6.	INVESTMENTS.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There were no changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 13.	EXHIBITS.

(a)(1) Exhibit 99.CODE ETH – Code of Ethics

(a)(2) Exhibit 99.302CERT – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3) Not applicable

(b) Exhibit 99.906CERT – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo President & Chief Executive Officer

Date: August 27, 2018

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date: August 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo President & Chief Executive Officer

Date: August 27, 2018

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date: August 27, 2018